As Filed with the Securities and Exchange Commission on April 27, 2009
REGISTRATION NO. 333-107983
811-04440

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 18

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 56

SUN LIFE (N.Y.) VARIABLE ACCOUNT C
(Exact Name of Registrant)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Name of Depositor)

60 East 42nd Street, Suite 1115
New York, New York 10165
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (212) 983-6352

Sandra M. DaDalt, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 2335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007-0805

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on (date) pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☑ on May 1, 2009 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

PROSPECTUS
MAY 1, 2009
SUN LIFE FINANCIAL MASTERS® CHOICE NY

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C offer the flexible payment deferred annuity contracts described in this Prospectus to individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds	Emerging Markets Equity Funds
AllianceBernstein Wealth Appreciation Strategy	Lazard Retirement Emerging Markets Equity Portfolio,
Portfolio, Class B3	Service Class
Columbia Marsico 21st Century Fund, Variable Series -	MFS® Emerging Markets Equity Portfolio - S Class
B Class	Specialty Sector Equity Funds
Columbia Marsico Growth Fund, Variable Series - B Class	MFS® Utilities Portfolio - S Class
Fidelity® Variable Insurance Products Fund Contrafund®	Specialty Sector Commodity Funds
Portfolio - Service Class 2[5]	PIMCO CommodityRealReturnTM Strategy
Lord Abbett Series Fund All Value Portfolio - Class VC	Portfolio - Admin. Class[4]
MFS® Core Equity Portfolio - S Class	Real Estate Equity Funds
MFS® Value Portfolio - S Class	Sun Capital Global Real Estate Fund - S Class
Mutual Shares Securities Fund - Class 2	Asset Allocation Funds
Oppenheimer Capital Appreciation Fund/VA -	AllianceBernstein Balanced Wealth Strategy
Service Shares	Portfolio, Class B3
SCSM Davis Venture Value Fund - S Class	BlackRock Global Allocation V.I. - Class III
SCSM WMC Large Cap Growth Fund - S Class	Fidelity® Variable Insurance Products Balanced
SCSM Lord Abbett Growth & Income Fund - S Class	Portfolio - Service Class 2[5]
SCSM Oppenheimer Large Cap Core Fund - S Class	Franklin Income Securities Fund - Class 2
Van Kampen Life Investment Trust Comstock Portfolio -	MFS® Total Return Portfolio - S Class
Class II7	Oppenheimer Balanced Fund/VA - Service Shares
Mid-Cap Equity Funds	SCSM Ibbotson Balanced Fund - S Class[1]
Fidelity® Variable Insurance Products Fund Mid Cap	SCSM Ibbotson Growth Fund- S Class[1]
Portfolio - Service Class 2[5]	SCSM Ibbotson Moderate Fund - S Class[1]
Lord Abbett Series Fund Growth Opportunities	Universal Institutional Funds Inc. - Equity and Income
Portfolio - Class VC	Portfolio - Class II6
SCSM WMC Blue Chip Mid Cap Fund - S Class	Target Date Funds
SCSM Goldman Sachs Mid Cap Value Fund - S Class	Fidelity® Variable Insurance Products Fund Freedom
Universal Institutional Funds Inc. - Mid Cap Growth	2015 Portfolio - Service Class 2[1,5]
Portfolio - Class II6	Fidelity® Variable Insurance Products Fund Freedom
Universal Institutional Funds Inc. - U.S. Mid Cap Value	2020 Portfolio - Service Class 2[1,5]
Portfolio - Class II6	Money Market Funds
Small-Cap Equity Funds	Sun Capital Money Market Fund® - S Class
Franklin Small Cap Value Securities Fund - Class 2	Short-Term Bond Funds
SCSM AIM Small Cap Growth Fund - S Class	SCSM Goldman Sachs Short Duration Fund - S Class
SCSM Dreman Small Cap Value Fund - S Class	Intermediate-Term Bond Funds
SCSM Oppenheimer Main Street Small Cap Fund - S Class	MFS® Bond Portfolio - S Class
International/Global Equity Funds	MFS® Government Securities Portfolio - S Class
AllianceBernstein International Growth Portfolio, Class B3	SCSM PIMCO Total Return Fund - S Class
SCSM AllianceBernstein International Value Fund - S Class	Sun Capital Investment Grade Bond Fund® - S Class
Columbia Marsico International Opportunities Fund,	Inflation Protected Bond Funds
Variable Series - B Class	SCSM BlackRock Inflation Protected Bond Fund - S Class
MFS® International Growth Portfolio - S Class	Multi-Sector Bond Funds
MFS® International Value Portfolio - S Class	Franklin Strategic Income Securities Fund - Class 2
MFS® Research International Portfolio - S Class	High Yield Bond Funds
Oppenheimer Global Securities Fund/VA - Service Shares	SCSM PIMCO High Yield Fund - S Class
Templeton Growth Securities Fund - Class 2	Emerging Markets Bond Fund
International/Global Small/Mid-Cap Equity Funds	PIMCO Emerging Markets Bond Portfolio -
First Eagle Overseas Variable Fund[2]	Admin. Class[4]

[1]	These are Fund of Funds options and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
[2]	First Eagle Overseas Variable Fund does not have different share classes.
[3]
In marketing materials and other documents, the AllianceBernstein funds may be referred to as follows: AllianceBernstein VPS Wealth Appreciation Strategy Portfolio; AllianceBernstein VPS Wealth Strategy Portfolio; and AllianceBernstein VPS International Growth Portfolio.

[4]	In marketing materials and other documents, the PIMCO portfolios may be referred to as follows: PIMCO VIT CommodityRealReturnTM Strategy Portfolio and PIMCO VIT Emerging Markets Bond Portfolio.
[5]
In marketing materials and other documents, the Fidelity funds may be referred to as follows: Fidelity® VIP Contrafund Portfolio; Fidelity® VIP Mid Cap Portfolio; Fidelity® VIP Balanced Portfolio; Fidelity® VIP Freedom 2015 Portfolio; and Fidelity® VIP Freedom 2020 Portfolio.

[6]
In marketing materials and other documents, the Universal Institutional Funds may be referred to as follows: Van Kampen's UIF Mid Cap Growth Portfolio; Van Kampen's UIF U.S. Mid Cap Value Portfolio; and Van Kampen's UIF Equity & Income Portfolio.

[7]	In marketing materials and other documents, Van Kampen Life Insurance Trust Comstock Portfolio may be referred to as Van Kampen LIT Comstock Portfolio.

AllianceBernstein L.P. advises the AllianceBernstein Variable Product Series Fund Inc. Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Funds Trust. Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. (with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited serving as sub-advisers). Fidelity® Management & Research Company advises Fidelity VIP Portfolios; Fidelity VIP Contrafund Portfolio and Fidelity VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc., Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited); and Fidelity VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited). Franklin® Advisers, Inc. advises Franklin Income Securities Fund and Franklin Strategic Income Securities Fund. Franklin® Advisory Services, LLC advises the Franklin Small Cap Value Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Lazard Asset Management LLC advises the Lazard Retirement Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios. Morgan Stanley Investment Management Inc. advises the Universal Institutional Funds. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers® advises the Fidelity VIP Freedom Portfolios (sub-advised by FMR Co. Inc.). Sun Capital Advisers LLC, our affiliate, advises the Sun Capital Funds; SCSM BlackRock Inflation Protected Bond Fund (sub-advised by BlackRock Financial Management, Inc.); SCSM Davis Venture Value Fund (sub-advised by Davis Selected Advisers, L.P.); SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund (sub-advised by OppenheimerFunds, Inc.); SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund, and SCSM Ibbotson Moderate Growth Fund (sub-advised by Ibbotson Associates, Inc.); SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund (sub-advised by Pacific Investment Management Company LLC); SCSM WMC Blue Chip Mid Cap Fund and SC WMC Large Cap Growth Fund (sub-advised by Wellington Management Company, LLP); SCSM AIM Small Cap Growth Fund (sub-advised by Invesco Aim Advisors, Inc.), SCSM Dreman Small Cap Value Fund (sub-advised by Dreman Value Management, L.L.C.); and the SCSM AllianceBernstein International Value Fund (sub-advised by AllianceBernstein L.P.). Templeton® Global Advisors Limited advises Templeton Growth Securities Fund (sub-advised by Templeton Asset Management Limited). Van Kampen Asset Management advises the Van Kampen Life Investment Trust Portfolio.

Please refer to the appendix entitled “Previously Available Investment Options” for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2009 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page  of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our “Annuity Service Address”) or by telephoning (800) 447-7569. In addition, you can inspect and copy all of our filings at the SEC's public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following service address: Sun Life Insurance And Annuity Company of New York, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

TABLE OF CONTENTS

SPECIAL TERMS                                           [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS                                                      [INSERT PAGE NUMBER]
FEES AND EXPENSES                                           [INSERT PAGE NUMBER]
EXAMPLE                      [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION                                                                                     [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT                                                      [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT                                                                                                           [INSERT PAGE NUMBER]
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK                                                                                                                                [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT                                                      [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS                                                                                     [INSERT PAGE NUMBER]
THE FIXED ACCOUNT                                                      [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS                                                                                                                     [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE                                                                [INSERT PAGE NUMBER]
Issuing Your Contract                                        [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments                                                                                  [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments                                                                        [INSERT PAGE NUMBER]
Your Account                              [INSERT PAGE NUMBER]
Your Account Value                                        [INSERT PAGE NUMBER]
Variable Account Value                                                   [INSERT PAGE NUMBER]
Fixed Account Value                                        [INSERT PAGE NUMBER]
Transfer Privilege                                        [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates                                                                                                                             [INSERT PAGE NUMBER]
Other Programs                              [INSERT PAGE NUMBER]
WITHDRAWALS AND WITHDRAWAL CHARGE                                                                                                [INSERT PAGE NUMBER]
Cash Withdrawals                                        [INSERT PAGE NUMBER]
Withdrawal Charge                                        [INSERT PAGE NUMBER]
Types of Withdrawals not Subject to Withdrawal Charge                                                                                                        [INSERT PAGE NUMBER]
CONTRACT CHARGES                                                      [INSERT PAGE NUMBER]
Account Fee                              [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee                                                                                             [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge                                                             [INSERT PAGE NUMBER]
Charges for Optional Benefits                                                   [INSERT PAGE NUMBER]
Premium Taxes                              [INSERT PAGE NUMBER]
Fund Expenses                              [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: RETIREMENT INCOME ESCALATORSM II                                                                                                                                          [INSERT PAGE NUMBER]
Determining Your Withdrawal Benefit Base                                                                                  [INSERT PAGE NUMBER]
Determining Your Annual Withdrawal Amount                                                                                  [INSERT PAGE NUMBER]
How RIE II Works                                        [INSERT PAGE NUMBER]
Withdrawals Under RIE II                                                   [INSERT PAGE NUMBER]
Cost of RIE II                              [INSERT PAGE NUMBER]
Step-Up Under RIE II                                        [INSERT PAGE NUMBER]
Cancellation of RIE II                                        [INSERT PAGE NUMBER]
Death of Owner Under RIE II                                                   [INSERT PAGE NUMBER]
Annuitization Under RIE II                                                   [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: Income ON Demand® II Escalator[INSERT PAGE NUMBER]
Determining Your Income Benefit Base                                                                        [INSERT PAGE NUMBER]
Determining Your Annual Income Amount                                                                                  [INSERT PAGE NUMBER]
Determining Your Stored Income Balance                                                                        [INSERT PAGE NUMBER]
How IOD II Escalator Works                                                   [INSERT PAGE NUMBER]
Withdrawals Under IOD II Escalator                                                                        [INSERT PAGE NUMBER]
Cost of IOD II Escalator                                                   [INSERT PAGE NUMBER]
Step-Up Under IOD II Escalator                                                             [INSERT PAGE NUMBER]
Joint-Life Coverage                                        [INSERT PAGE NUMBER]
Cancellation of IOD II Escalator                                                             [INSERT PAGE NUMBER]
Death of Owner Under IOD II Escalator with Single-Life Coverage                                                                                                                  [INSERT PAGE NUMBER]
Death of Owner Under IOD II Escalator with Joint-Life Coverage                                                                                                                  [INSERT PAGE NUMBER]
Annuitization Under IOD II Escalator                                                                        [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTORSM                                                                                                                                [INSERT PAGE NUMBER]
Cost of Retirement Asset Protector                                                             [INSERT PAGE NUMBER]
How Retirement Asset Protector Works                                                                        [INSERT PAGE NUMBER]
Withdrawals Under Retirement Asset Protector                                                                                  [INSERT PAGE NUMBER]
Step-Up Under Retirement Asset Protector                                                                        [INSERT PAGE NUMBER]
Renewal of Retirement Asset Protector                                                                        [INSERT PAGE NUMBER]
Cancellation of Retirement Asset Protector                                                                        [INSERT PAGE NUMBER]
Death of Owner Under Retirement Asset Protector                                                                                             [INSERT PAGE NUMBER]
Certain Tax Considerations                                                   [INSERT PAGE NUMBER]
DESIGNATED FUNDS                                           [INSERT PAGE NUMBER]
BUILD YOUR PORTFOLIO                                                      [INSERT PAGE NUMBER]
TAX ISSUES UNDER OPTIONAL LIVING BENEFITS                                                                                                [INSERT PAGE NUMBER]
Tax Issues Under Retirement Income Escalator II                                                                                  [INSERT PAGE NUMBER]
Tax Issues Under Income ON Demand II Escalator                                                                                             [INSERT PAGE NUMBER]
Tax Issues Under Retirement Asset Protector                                                                                  [INSERT PAGE NUMBER]
DEATH BENEFIT                                           [INSERT PAGE NUMBER]
Amount of Death Benefit                                                   [INSERT PAGE NUMBER]
The Basic Death Benefit                                                   [INSERT PAGE NUMBER]
Optional Death Benefit Rider                                                   [INSERT PAGE NUMBER]
Spousal Continuance                                        [INSERT PAGE NUMBER]
Calculating the Death Benefit                                                   [INSERT PAGE NUMBER]
Method of Paying Death Benefit                                                             [INSERT PAGE NUMBER]
Non-Qualified Contracts                                                   [INSERT PAGE NUMBER]
Selection and Change of Beneficiary                                                                        [INSERT PAGE NUMBER]
Payment of Death Benefit                                                   [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS                                                                                                [INSERT PAGE NUMBER]
Selection of Annuitant(s)                                                   [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date                                                                                  [INSERT PAGE NUMBER]
Annuity Options                              [INSERT PAGE NUMBER]
Selection of Annuity Option                                                   [INSERT PAGE NUMBER]
Amount of Annuity Payments                                                   [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units                                                             [INSERT PAGE NUMBER]
Account Fee                              [INSERT PAGE NUMBER]
Annuity Payment Rates                                                   [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit                                                                                                        [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS                                                                [INSERT PAGE NUMBER]
Exercise of Contract Rights                                                   [INSERT PAGE NUMBER]
Change of Ownership                                        [INSERT PAGE NUMBER]
Voting of Fund Shares                                        [INSERT PAGE NUMBER]
Reports to Owners                                        [INSERT PAGE NUMBER]
Substitution of Securities                                                   [INSERT PAGE NUMBER]
Change in Operation of Variable Account                                                                        [INSERT PAGE NUMBER]
Splitting Units                              [INSERT PAGE NUMBER]
Modification                              [INSERT PAGE NUMBER]
Reservation of Rights                                        [INSERT PAGE NUMBER]
Right to Return                              [INSERT PAGE NUMBER]
TAX CONSIDERATIONS                                                      [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT                                                                           [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT                                                                           [INSERT PAGE NUMBER]
AVAILABLE INFORMATION                                                                [INSERT PAGE NUMBER]
STATE REGULATION                                           [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS                                                      [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS                                                      [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION                                                                                                                                          [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY                                                      [INSERT PAGE NUMBER]
APPENDIX B - CALCULATION OF WITHDRAWAL CHARGES                                                                                                                     [INSERT PAGE NUMBER]
APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT                                                                                                                     [INSERT PAGE NUMBER]
APPENDIX D - SECURED RETURNS FOR LIFE                                                                                                [INSERT PAGE NUMBER]
APPENDIX E - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS                                                                                                                                [INSERT PAGE NUMBER]
APPENDIX F - SECURED RETURNS                                                                           [INSERT PAGE NUMBER]
APPENDIX G - SECURED RETURNS 2                                                                           [INSERT PAGE NUMBER]
APPENDIX H - SECURED RETURNS FOR LIFE PLUSSM                                                                                                           [INSERT PAGE NUMBER]
APPENDIX I - RETIREMENT INCOME ESCALATORSM                                                                                                           [INSERT PAGE NUMBER]
APPENDIX J - Income ON Demand®                                                                           [INSERT PAGE NUMBER]
APPENDIX K - Income ON Demand® II                                                                           [INSERT PAGE NUMBER]
APPENDIX L - Income ON Demand® II Plus[INSERT PAGE NUMBER]
APPENDIX M - Build Your Portfolio                                                                [INSERT PAGE NUMBER]
APPENDIX N - CONDENSED FINANCIAL INFORMATION                                                                                                           [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Sun Life Financial Masters® Choice NY provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. However, if you are participating in an optional living benefit, you may make Purchase Payments only during your first Contract Year. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Contract Anniversary, we deduct a $30 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Contract Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.05% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007 and you were 76 years or older on the Open Date, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect the optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account equal to an annual rate of 0.20% of the average daily value of your Contract.

If you elect an optional living benefit, we will assess a periodic charge at a rate that differs among the optional living benefits. Currently, however, the annual amount of the charge in no case exceeds 1.15% of the highest Account Value (or other benefit base for the optional living benefit in question) during the year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of three optional living benefits available under your Contract. Each option provides the living benefits guarantee in a different way:

●
Retirement Income Escalator II offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

●
Income ON Demand II Escalator offers an income storage benefit that provides guaranteed lifetime withdrawals, and allows you to accumulate the guaranteed lifetime benefits, rather than requiring you to take the annual payments or lose them. It also allows the opportunity to increase your annual payments at later ages.

●	Retirement Asset Protector Rider offers a stand-alone guaranteed minimum accumulation benefit (“GMAB”).

The optional living benefits are available only if you are age 80 or younger on the Open Date. If you purchase an optional living benefit, your investment choices are limited to the Designated Funds. Your optional living benefit terminates if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In addition, a change of ownership may also terminate your living benefit. Under all of the optional living benefits, you may make Purchase Payments only during your first Contract Year. Withdrawals taken in excess of prescribed amounts may adversely affect benefits under all of the riders except Retirement Asset Protector. In addition, withdrawals taken prior to prescribed dates may adversely affect benefits under all of the riders except Retirement Asset Protector. All of the optional living benefits allow you to “step-up” your guaranteed amount on an annual basis, if eligible.

In addition to the currently available optional living benefits listed above, eight other optional living benefits were previously available. Although these optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Each of these optional living benefits are discussed in a separate Appendix at the end of this prospectus:

Appendix D - Secured Returns for Life
Appendix F - Secured Returns
Appendix G - Secured Returns 2
Appendix H - Secured Returns for Life Plus
Appendix I - Retirement Income Escalator
Appendix J - Income ON Demand
Appendix K - Income ON Demand II
Appendix L - Income ON Demand II Plus

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.60% of your Account Value invested in the Variable Account.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing the optional death benefit rider. The basic death benefit pays the greater of your Account Value and your total Purchase Payments (adjusted for withdrawals), both calculated as of your Death Benefit Date. The Maximum Anniversary Account Value Rider pays the greater of your basic death benefit or your highest Account Value on any Contract Anniversary before your 81st birthday. You must make your election before the date on which your Contract becomes effective. The rider is only available if you are younger than 80 on the Open Date. The optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals and Withdrawal Charge

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For the first Contract Year, this “free withdrawal amount” equals 15% of the amount of all Purchase Payments you have made. For all other Contract Years, the “free withdrawal amount” is equal to the amount of all Purchase Payments made and not withdrawn prior to the last 7 Contract Years plus the greater of (1) 15% of all Purchase Payments made within the past seven Contract Years or (2) all earnings minus any free withdrawals taken during the life of the Contract. All other Purchase Payments will be subject to a withdrawal charge. You may have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it, we will send you your Account Value as of the day we receive your cancellation request, in good order. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Insurance and Annuity Company of New York
          P. O. Box 9133
          Wellesley Hills, Massachusetts 02481
          Toll Free (800) 447-7569

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		8%[1]

Number of Complete Contract Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):		0% - 3.5%[2]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 30[3]

Variable Account Annual Expenses
(as a percentage of net Variable Account assets)4

Mortality and Expense Risks Charge:	1.05%[5]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charge for Optional Death Benefit Feature

Maximum Annual Charge for the Maximum Anniversary Account Value Optional Death Benefit (as a percentage of Account Value):	0.20%[6]

Charges for Optional Living Benefit Features

Living Benefits Currently Available[7]	Maximum Annual Fee[8]
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base[9] during the Contract Year):	0.95%
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base[10] during the Contract Year):	1.15%
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base[11] during the Contract Year):	0.75%

Previously Available Living Benefits[12]	Maximum Annual Fee
Secured Returns Living Benefit (as a percentage of average daily net assets):	0.40%
Secured Returns for Life Plus, Secured Returns for Life or Secured Returns 2 Living Benefits (as a percentage of the highest Account Value during the Contract Year):	0.50%[8]
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base[9] during the Contract Year):	0.95%[8]
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base[13] during the Contract Year):	0.85%[8]
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base[10] during the Contract Year):	0.85%[8]
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base[10] during the Contract Year):	1.15%[8]

Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest Account Value or other fee base during the Contract Year):	1.15%[14]

Total Variable Account Annual Expenses (1.35%) plus Maximum Charges for the Optional Death Benefit (0.20%) and an Optional Living Benefit (1.15%):	2.70%[14,15]

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[16]	0.72%	2.30%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Contract Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charges.”)

[2]
The premium tax rate and base vary by your state of residence and the type of Contract you own. Currently, we deduct premium taxes from Account Value upon full surrender (including a surrender for the death benefit) or annuitization. (See “Contract Charges -- Premium Taxes.”)

[3]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Contract Year or if your Account Value is $100,000 or more on your Contract Anniversary. (See “Account Fee.”)

[4]
All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[5]
For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.25% if you were age 76 or older on the Contract's Open Date. In that case, the rate for “Total Variable Account Annual Expenses (without optional benefits)” would be 1.55%.

[6]	The optional death benefit rider is defined under “Death Benefit.” This rider is available only if you are younger than age 80 on the Open Date.

[7]
You may only elect one optional living benefit. Each optional living benefit, including the charges therefore is described in detail under a separate heading bearing its name. As discussed under those headings, if, after you acquire one of these optional living benefits, you elect to increase or renew certain benefits under the optional living benefit, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions.

[8]
The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. See “Cost of RIE II,” “Cost of IOD II Escalator,” “Cost of Retirement Asset Protector,” “APPENDIX D - SECURED RETURNS FOR LIFE,” “APPENDIX G - SECURED RETURNS 2,” “APPENDIX H - SECURED RETURNS FOR LIFE PLUS,” “APPENDIX I - RETIREMENT INCOME ESCALATOR,” “APPENDIX J - Income ON Demand,” “APPENDIX K - Income ON Demand II,” and “APPENDIX L - Income ON Demand II Plus.” For Contracts purchased  prior to February 17, 2009, the Maximum Annual Fees for Retirement Income Escalator II, Income ON Demand II Escalator, and Retirement Asset Protector were initially set at 1.00%, 1.00%, and 0.35%, respectively.  Those fees will not change on those earlier Contracts, unless the Owner consents in writing to the higher fees as described under “Step-up Under RIE II,” “Step-Up Under IOD II Escalator,” and “Step-Up Under Retirement Asset Protector.”

[9]	The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “OPTIONAL LIVING BENEFIT: RETIREMENT INCOME ESCALATOR II.”

[10]
The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See  “OPTIONAL LIVING BENEFIT: Income ON Demand II Escalator,” “APPENDIX K - Income ON Demand II,” and “APPENDIX L - Income ON Demand II Plus.”

[11]
The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTOR.”

[12]
Although these optional living benefits are no longer being issued, these previously available living benefits are still in force under many outstanding Contracts. For more information on these previously issued optional living benefits, including how the fees are calculated, please see “APPENDIX D - SECURED RETURNS FOR LIFE,” “APPENDIX F - SECURED RETURNS,” “APPENDIX G - SECURED RETURNS 2,” “APPENDIX H - SECURED RETURNS FOR LIFE PLUS,” “APPENDIX I - RETIREMENT INCOME ESCALATOR,” “APPENDIX J - Income ON Demand,” “APPENDIX K - Income ON Demand II,” and “APPENDIX L - Income ON Demand II Plus.” If you elect to increase certain benefits under the Secured Returns for Life Plus, Secured Returns for Life, Secured Returns 2, Retirement Income Escalator, Income ON Demand, Income ON Demand II or Income ON Demand II Plus living benefits, we have the right to increase the rate of the charge based on then-current market conditions. (See the “Step-Up” sections in Appendix D, Appendix G, Appendix H, Appendix I, Appendix J, Appendix K, and Appendix L.) Under these outstanding Contracts, you were permitted to select only one optional living benefit.

[13]	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments.

[14]
This amount assumes that the Maximum Anniversary Account Value Optional Death Benefit (0.20%) was selected and the Income ON Demand II Escalator Optional Living Benefit with joint-life coverage (1.15%) was also selected (in addition to the 1.05% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee). It also assumes that the living benefit’s initial fee base is equal to the Account Value. If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

[15]
This chart shows your Total Variable Account Expenses before you annuitize your Contract. As stated in “Amount of Annuity Payments,” after you annuitize your Contract, your insurance charges will be at an annual rate of 1.60% of average daily net Variable Account assets. This means that, after you annuitize, we will not deduct the Mortality and Expense Risks Charges; nor will we deduct the charges for any optional living or death benefit features. Instead, the 1.60% insurance charge compensates us for ongoing administrative expenses. It includes the Administrative Expenses Charge and the Distribution Fee.

[16]
The expenses shown, which include any acquired fund fees and expenses, are for the year ended December 31, 2008, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2010. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds were 0.72% and 1.86%, respectively. However, if only the contractual arrangements (but not the voluntary arrangements) were taken into account, these percentages would still have been 0.72% and 1.86%. Expenses are based on estimates for any fund reporting operating results for less than 10 months for the current fiscal year. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the optional death benefit (Maximum Anniversary Account Value) and the most expensive optional living benefit (Income ON Demand II Escalator with joint-life coverage). If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $30,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,189	$2,121	$2,966	$5,075

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$510	$1,528	$2,544	$5,075

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$510	$1,528	$2,544	$5,075

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix N.

THE ANNUITY CONTRACT

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C (the “Variable Account”) offer the Contract on an individual basis for use in connection with retirement planning. We issue the Contract directly to the individual Owner of the Contract. In this Prospectus, unless we state otherwise, we address Owners of Contracts as “you.” For the purpose of determining benefits under the Contracts, we establish an Account for each Owner, which we will refer to as “your” Account.

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit rider and paying an additional charge for the optional death benefit rider. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose the Fixed Annuity option, we assume the investment risk. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Service Address as set forth at the beginning of this Prospectus. For all telephone communications, you must call (800) 447-7569.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Service Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business primarily in New York. Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York 10165.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on October 18, 1985, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under New York insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 447-7569 or by writing to Sun Life Insurance and Annuity Company of New York, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Owners, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under “Fees and Expenses.”

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of general account assets of the Company. Amounts you allocate to the Fixed Account will be available to fund the claims of all classes of our customers, including claims for benefits under the Contracts. Any obligations of the Fixed Account will be paid first from those assets allocated to the Fixed Account and the excess, if any, will be paid from the general account of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by New York State insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable New York state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Owner dies before the Annuity Commencement Date.

Issuing Your Contract

When we receive your Application, we “open” the Contract. We refer to this date as the “Open Date.” When we receive your initial Purchase Payment, we “issue” your Contract. We refer to this date as the “Issue Date.”

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit.

If you are participating in an optional living benefit, you may make Purchase Payments only during your first Contract Year.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us notice of the change as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see “Contract Charges -- Premium Taxes”). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These 2 components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus the applicable asset-based charge for certain optional benefit riders.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Expiration Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Expiration Dates.

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. We will notify you in writing between 45 and 75 days before the Expiration Date for any Guarantee Amount.

A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Expiration Date, unless before the Expiration Date we receive instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provision of the Contract described below (see “Transfer Privilege”).

If we receive no instructions from you prior to the Expiration Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

This automatic transfer of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under “Transfer Privilege.”

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Contract Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Contract Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions. Additional restrictions apply to transfers made under any of the Optional Living Benefit Riders.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be effective that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described under “Transfer Privilege,” such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Transfer Privilege,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Owner changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Owner or Annuitant;

●	when necessary in our view to avoid hardship to a Owner; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the “Funds' Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “ Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals and Withdrawal Charge.”

Other Programs

You may participate in any of the following Optional Programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled “Transfer Privilege.”

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually over time. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

One asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in no more than one such model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, the models we are offering to new Contract purchasers will be reviewed annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, new models may be substituted for any existing models offered to new Contract purchasers. If so, any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Owners who elect an asset allocation model on or after that date. Owners of any existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Owners may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Another asset allocation program that we offer involves your investment in a “Fund of Funds” structure, which permits you to invest in Funds that focus on the differing asset classes. Three Variable Sub-Accounts, SC Ibbotson Moderate Sub-Account, SC Ibbotson Balanced Sub-Account, and SC Ibbotson Growth Sub-Account, invest in three differing Fund of Funds investment options. The Fund of Funds differ in their allocations to asset classes that reflect differing risk characteristics of the Funds in which they invest, ranging from moderate conservative to moderate aggressive. This means the adviser of each Fund of Funds seeks to achieve its objective by investing in a portfolio of Funds which in turn invest in a variety of U.S. and foreign equity, fixed income and money market securities. The expenses of a Fund of Funds may be higher than a regular fund because of this two-tier structure. The investment objectives of the SC Ibbotson Moderate Fund, SC Ibbotson Balanced Fund, and SC Ibbotson Growth Fund are described in each Fund’s prospectus. Please contact your financial advisor for additional detail regarding asset allocation and these three Variable Sub-Accounts.

     Systematic Withdrawal Program

You may select our Systematic Withdrawal Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. The withdrawals under this program may be subject to charges applicable on surrender or withdrawal. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000. Limits on your systematic withdrawal may apply if you purchased an optional living benefit rider.

You may change or stop this program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

WITHDRAWALS AND WITHDRAWAL CHARGE

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge”). Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see “Tax Considerations”). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Contract Year in which the withdrawal is made; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract, except as may be otherwise provided under the terms of any optional living benefit rider that you have elected.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request less any applicable charges and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefit and optional death benefit riders that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Contract Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and New York state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Owners.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax Considerations -- Tax-Sheltered Annuities.”)

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Contract Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Contract Years, including the current Contract Year, as “New Payments,” and we refer to Purchase Payments made before the last 7 Contract Years as “Old Payments.”

For the first Contract Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Contract Years, the free withdrawal amount is equal to the greater of:

●	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

●	15% of the amount of all New Payments minus any free withdrawals taken during the current Contract Year.

Your Contract's earnings are equal to:

●	your Account Value as of the close of business on the previous business day, minus

●	all Purchase Payments made, plus

●	all partial withdrawals and charges taken.

For an example of how we calculate the “free withdrawal amount,” see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Contract Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge in any Contract Year will never be more than the total of all New Payments that you have not previously withdrawn.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Contract Years the Purchase Payment has been held in your Account, including the Contract Year in which you made the Payment, but not the Contract Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Contract Anniversary. Payments received during the current Contract Year will be charged 8%, if withdrawn. On your next scheduled Contract Anniversary that Payment, along with any other Payments made during that Contract Year, will be considered to be in their second Contract Year and will have an 8% withdrawal charge. On the next Contract Anniversary, these Payments will move into their third Contract Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Contract Years the Purchase Payment has been held in your Account.  The withdrawal charge scale is as follows:

Number of Contract Years
Payment Has Been	Withdrawal
In Your Account	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of the excess of your Account Value over the “free withdrawal amount,” as defined above.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Contract Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $30 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Contract Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Contract Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Contract Year; or

●	your Account Value is $100,000 or more on your Contract Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Owner Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% of your average daily Variable Account Value. If your Purchase Payments or Account Value exceeds $1 million on your Contract Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Contract Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings that we expect on larger-sized Contracts.) We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Owner prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of the optional death benefit rider and any optional living benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.25% (rather than 1.05%), if you were age 76 or older on the Contract's Open Date. Also, during the Income Phase of a Contract, the total insurance charges are at an annual rate of 1.60% of the average daily net value of the Contract invested in the Variable Account, regardless of your age on the Open Date.

Charges for Optional Benefits

You may only elect one of the currently available optional living benefits. If you elect an optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge depends upon the benefit you elect as shown in the following chart. (The chart shows the charges for the forms of optional living benefits that are currently being offered. For more information about these charges, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.”)

Living Benefits Currently Available	Maximum Charge per Contract Year

Retirement Income Escalator II	0.95% of the highest Withdrawal Benefit Base during the Contract Year[1]
Income ON Demand II Escalator	1.15% of highest Fee Base during Contract Year[2]
Retirement Asset Protector	0.75% of highest Retirement Asset Protector Benefit Base during Contract Year[3]

[1]  The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.
[2] The Fee Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.
[3] The Retirement Asset Protector Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.”

If you elect the optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account equal to 0.20% of the average daily Variable Account Value of your Contract.

Premium Taxes

In New York there is no premium tax. However, if an Owner or Payee is not a New York State resident, a premium tax may be imposed, depending upon where the Owner or Payee resides. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

OPTIONAL LIVING BENEFIT: RETIREMENT INCOME ESCALATORSM II

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Income Escalator II (“RIE II”), your Lifetime Withdrawal Percentage (defined below) will be different from the Lifetime Withdrawal Percentage available on Contracts currently being issued.  (See “Determining Your Annual Withdrawal Amount,” “Step-Up Under RIE II,” and “Joint-Life Coverage.”)  The rate by which your Withdrawal Benefit Base will increase on an annual basis will also be different as described under “How RIE II Works.”  In addition, unless you “step-up” as described under “Step-up Under RIE II,” the fee charged for your RIE II will be lower than the fee charged on Contracts purchased on or after February 17, 2009.  (See “Cost of RIE II.”)

On or before the Issue Date, you may elect to participate in RIE II. RIE II provides an annual income guarantee for life. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Contract Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:
The amount on which bonuses are calculated. The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:
A ten-year period commencing on the Issue Date (or on the RIE II Coverage Date, if you purchased your Contract prior to February 17, 2009) and ending on your tenth Contract Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Contract Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your cost for RIE II.

You and Your:
The terms “you” and “your” refer to the oldest living Owner or the surviving spouse of the oldest Owner, as described under “Death of Owner Under RIE II.” In the case of a non-natural Owner, these terms refer to the oldest living annuitant.

RIE II may not be appropriate for all investors. Before purchasing RIE II, you should carefully consider the following:

RIE II may be appropriate for you if you are an investor who:

●	wants an opportunity for annual income to increase as you grow older.
●	wants a guaranteed stream of income for life without annuitizing, beginning on or after your RIE II Coverage Date.
●	can defer withdrawals during your early Contract Years to increase your benefit in later years.

RIE II may be inappropriate for you if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.

RIE II is inappropriate if you are an investor who:
●	is actively invested in contributory plans, because RIE II prohibits any Purchase Payments after the first Contract Anniversary.

You may combine RIE II with the optional death benefit rider. Upon annuitization, RIE II and the optional death benefit rider automatically terminate.

You may elect to participate in RIE II, provided that:

●	the rider is available for sale both in the state where the Contract is sold and in the state where you reside;

●
neither the oldest Owner nor the oldest Annuitant has attained age 81 on or before the date we receive your application (in the case of a non-natural Owner, the oldest Annuitant has not attained age 81 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with RIE II; and

●	you do not elect any other optional living benefit rider available under your Contract.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Owner. Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, can be up to 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal .

In addition, if you make no withdrawals in a Contract Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base (6%, if you purchased your Contract prior to February 17, 2009). The RIE II Bonus Period is a 10-year period commencing on your Issue Date. (The RIE II Bonus Period commences on your RIE II Coverage Date, if you purchased your Contract prior to February 17, 2009.) The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II”), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may not make Purchase Payments after the first year following your Issue Date. After the first Contract Anniversary, any Purchase Payments submitted by an Owner while participating in RIE II will be returned to the Owner, unless the Owner instructs us to terminate participation in RIE II.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under “Cancellation of RIE II,” “Depleting Your Account Value,” and “Annuitization Under RIE II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds.”

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under RIE II”;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

●	decreased following any Early Withdrawals you take as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals”.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Contract Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage

59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 or older	7%

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under RIE II.”). An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Contract Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Contract Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Contract Year. The new Annual Withdrawal Amount will be in effect for all subsequent Contract Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Contract Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero, as long as your Withdrawal Benefit Base is greater than zero, you can withdraw up to your Annual Withdrawal Amount every year of your life unless you choose to cancel RIE II.

If you defer taking any withdrawals in a Contract Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base (6% if you purchased your Contract prior to February 17, 2009). However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under RIE II.”) In this way, if you defer taking withdrawals during your early Contract Years, you will be able to take larger withdrawals in later Contract Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Contract Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease your total benefits under RIE II, as described further under “Withdrawals Under RIE II.” Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under “Cancellation of RIE II.”

Here is an example of how RIE II works. This example assumes that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II. Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base. During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Contract Year in which you do not take a withdrawal. (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Contract Year 2.)

Assume that, because of good investment performance of the Designated Funds during Contract Year 2, your Account Value has grown to $125,000 on your second Contract Anniversary. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Contract Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Contract Year.

Contract Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Contract Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Contract Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Contract Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Contract Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Owner over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Contract Years, you will be able to take larger withdrawals in later Contract Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Contract Year cannot be applied to a future year.

The total lifetime payments to the Owner could be more or less depending upon investment performance over the life of the Contract and the age to which the Owner lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

     Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges”);

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under Optional Living Benefits”); and

●	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

●	your free withdrawal amount permitted under this Contract,
●	your Required Minimum Distribution Amount, or
●	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

     Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new RIE II Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Contract Year.

Using the facts of the above example, assume that in Contract Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Contract Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefits under RIE II.

     Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulae:

Your new RIE II Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II. Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal. Your RIE II Coverage Date will not occur until your 15th Contract Anniversary (the first Contract Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Contract Year 2, your Account Value has grown to $125,000 on your second Contract Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Contract Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal.

Contract Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount		Withdrawals

1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$107,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$133,750	$125,000	$0		$0
5	$125,000	$142,500	$125,000	$0		$0
6	$125,000	$151,250	$125,000	$0		$0
7	$125,000	$160,000	$125,000	$0		$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base			=	$125,000	x	$125,000 – $10,000
						$125,000

			=	$125,000	x	$115,000
						$125,000

			=	$125,000	x	0.92000

			=	$115,000

Your new Withdrawal Benefit Base			=	$160,000	x	$125,000 – $10,000
						$125,000

			=	$160,000	x	$115,000
						$125,000

			=	$160,000	x	0.92000

			=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce (or even exhaust) your benefits under RIE II.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Excess Withdrawal or an Early Withdrawal, your Withdrawal Benefit Base and the RIE II Bonus Base will each also be reduced to zero. Therefore, your Contract, including your benefits under RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value (“RIE II Fee”). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2375% of your Withdrawal Benefit Base on the last day of the Account Quarter. The maximum RIE II Fee you can pay in any one Contract Year is equal to 0.95% of the highest Withdrawal Benefit Base at any point in that Contract Year. We reserve the right to increase the percentage rate used to calculate the RIE II Fee on newly issued Contracts.

If you purchased your Contract prior to February 17, 2009, your cost for RIE II was initially, on an annual basis, 0.80% of the highest Withdrawal Benefit Base.  Your cost for RIE II will not increase unless:

●	you decide to step-up your Withdrawal Benefit Base, as described under “Step-Up Under RIE II,” and

●	you consent in writing, at the time of step-up, to accept an increase in your RIE II Fee to 0.95% of your highest Withdrawal Benefit Base.

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your RIE II Fee will not change during a Contract Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

●	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Contract Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under RIE II.” If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Contract Anniversary based upon your highest Withdrawal Benefit Base during that Contract Year.

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under “Cancellation of RIE II”.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the RIE II Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Contract Year (“Highest Quarterly Value”) must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee on newly issued Contracts. If we are no longer issuing Contracts with RIE II, then the percentage rate we use to calculate your RIE II Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up	Lifetime Withdrawal Percentage

59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up	Lifetime Withdrawal Percentage

59 - 69	5%
70 - 79	6%
80 or older	7%

Here are examples of how step-up works under a few different circumstances. In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.  All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II. Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Contract Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the Annual Withdrawal Amount less any prior withdrawals taken in that Contract Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Contract Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Contract Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 75 by your first Contract Anniversary. Your Annual Withdrawal Amount is now $6,780.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time. Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” RIE II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 90th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Owner Under RIE II

RIE II terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE II rider on the original Contract (assuming that your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

●	the new percentage rate used to calculate the RIE II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the RIE II Fee;

●	the new Withdrawal Benefit Base and the new RIE II Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

●	a new RIE II Bonus Period begins.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)	annuitize your remaining Account Value as a single-life annuity with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as RIE II. For a discussion of some of these considerations, please refer to “TAX ISSUES UNDER OPTIONAL LIVING BENEFITS” and “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders.”

OPTIONAL LIVING BENEFIT: Income ON Demand® II Escalator

If you purchased your Contract prior to February 17, 2009, and elected to participate in Income ON Demand II Escalator (“IOD II Escalator”), your Lifetime Income Percentage (defined below) will be different from the Lifetime Income Percentage available on Contracts currently being issued.  (See “Determining Your Annual Income Amount,” “Step-Up Under IOD II Escalator,” and “Joint-Life Coverage.”)  Your Stored Income Period (as defined below) will also be different.  In addition, unless you “step-up” as described under “Step-up Under IOD II Escalator,” the fee charged for your IOD II Escalator will be lower than the fee charged on Contracts purchased on or after February 17, 2009.  (See “Cost of IOD II Escalator.”)

On or before the Issue Date, you may elect to participate in IOD II Escalator. To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Contract Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your cost for IOD II Escalator.

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Contract Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:
A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date. For Contracts purchased prior to February 17, 2009, a period beginning on your First Withdrawal Date and ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Owner or the surviving spouse of the oldest Owner, as described under the sections entitled “Death of Owner Under IOD II Escalator with Single-Life Coverage” and “Death of Owner Under IOD II Escalator with Joint-Life Coverage.” In the case of a non-natural Owner, these terms refer to the oldest living annuitant.

IOD II Escalator may not be appropriate for all investors. Before purchasing IOD II Escalator, you should carefully consider the following:

IOD II Escalator may be appropriate if you are an investor who:

●	wants a stream of income for life beginning after the First Withdrawal Date.
●	wants an opportunity for the annual income to increase as you grow older.
●	wants the flexibility to store income for later years, rather than taking a specified percentage every year.
●	wants the option of joint-life coverage.
●	wants to start accruing benefits by storing income as early as age 50 and can wait until the First Withdrawal Date to begin receiving that income.

IOD II Escalator may be inappropriate if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	is significantly younger than 50 on the Issue Date, because IOD II Escalator does not begin to accrue lifetime benefits until you are age 50.

IOD II Escalator is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because IOD II Escalator prohibits any Purchase Payments after the first Contract Anniversary.

You may combine IOD II Escalator with any optional death benefit rider. Upon annuitization, IOD II Escalator and any elected optional death benefit rider automatically terminate.

You may elect to participate in IOD II Escalator, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where you reside;

●
neither the oldest Owner nor the oldest Annuitant has attained age 81 on or before the date we receive your application (in the case of a non-natural Owner, the oldest Annuitant has not attained age 81 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with IOD II Escalator; and

●	you do not elect any other optional living benefit rider available under your Contract.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Owner if single-life coverage is elected (or until the death of both the Owner and the Owner's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be up to 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be used later.

If you are participating in IOD II Escalator, you may not make Purchase Payments after the first year following your Issue Date. After the first Contract Anniversary, any Purchase Payments submitted by an Owner while participating in IOD II Escalator will be returned to the Owner, unless the Owner instructs us to terminate participation in IOD II Escalator.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under “Cancellation of IOD II Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD II Escalator.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds.”

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Owner Under IOD II Escalator with Single-Life Coverage” and “Death of Owner Under IOD II Escalator with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Contract Anniversary by any step-ups as described under “Step-Up Under IOD II Escalator”;

●	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Escalator Works”;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals”.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Contract Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the tables below.  If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage

50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
                                       *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage

59 - 69	5%
70 - 79	6%
80 or older	7%
                                       *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under IOD II Escalator.”) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under “Determining Your Income Benefit Base”.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Contract Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Escalator Works”).

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Escalator.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Contract Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works. These examples assume that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. Values shown are as of the beginning of the Contract Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Contract Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Contract Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Contract Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Contract Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II Escalator, as described further under “Withdrawals Under IOD II Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under “Cancellation of IOD II Escalator.”

Withdrawals Under IOD II Escalator

     Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without affecting your benefits under IOD II Escalator. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under Optional Living Benefits”).

     Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Contract Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Contract Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II Escalator.

    Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base will be reduced using the following formula:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II Escalator.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under “Death of Owner Under IOD II Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value (“IOD II Escalator Fee”). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Escalator Fee on newly issued Contracts.

If you purchased your Contract prior to February 17, 2009, your cost for IOD II Escalator was initially, on an annual basis, 0.80% of the highest Fee Base for single-life coverage (1.00% for joint-life coverage).  Your cost for IOD II Escalator will not increase unless:

●	you decide to step-up your Income Benefit Base, as described under “Step-Up Under IOD II Escalator,” and

●	you consent in writing, at the time of step-up, to accept an increase in your IOD II Escalator Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

During the first Contract Year, your Fee Base is equal to your Income Benefit Base. On each Contract Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Contract Anniversary. Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Contract Anniversary. However, we will recalculate your Fee Base between Contract Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Contract Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Contract Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base. The following examples assume that you purchased your Contract on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Contract Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year

1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Contract Year you take a $20,000 withdrawal. At the beginning of your fifth Contract Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,0000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000
On each Contract Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during a Contract Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Contract Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described under “Step-Up Under IOD II Escalator.”

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during a Contract Year. However, as stated under “Step-Up Under IOD II Escalator,” favorable investment performance may cause the Income Benefit Base to increase on a Contract Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under “Cancellation of IOD II Escalator.”

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Contract Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Escalator, then the percentage rate we use to calculate your IOD II Escalator Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage

50 – 64	4%
65 – 74	5%
75 – 79	6%
80 or older	7%
                                      *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-Up*	Lifetime Income Percentage

59 - 69	5%
70 - 79	6%
80 or older	7%
                                      *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Here are examples of how step-up works under a few different circumstances. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Contract Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Because you elected single-life coverage and the withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Contract Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 75. Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Owner dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Owner, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Owner Under IOD II Escalator with Joint-Life Coverage.”

If you have elected joint-life coverage on a Contract purchased on or after February 17, 2009, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)

If you purchased your Contract prior to February 17, 2009, your Stored Income Period will begin on your First Withdrawal Date, and the First Withdrawal Date will be your Issue Date if the younger spouse is at least age 63. Otherwise it will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 63.

The Lifetime Income Percentage will be based on the age of the younger spouse at the beginning of the Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse	Lifetime Income Percentage

50 - 64	4%
65 – 74	5%
75 – 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse	Lifetime Income Percentage

63 - 74	5%
75 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If an Owner remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II Escalator will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

* Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 90th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change in ownership may also cancel your benefits under IOD II Escalator.

Death of Owner Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Escalator rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Escalator Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

●	the new Stored Income Balance will be reset to zero.

Death of Owner Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of an Owner on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if an Owner dies while participating in IOD II Escalator, the provisions of the section titled “Death of Owner Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Owners dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary Beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Contract Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Escalator “);

●
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Contract Anniversary following the date the younger spouse attains (or would have attained) age 50);

●	if the Stored Income Period has already begun, the Lifetime Income Percentage will not change;

●	on each Contract Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

●	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Owner.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.

If you purchased joint-life coverage and the deceased Owner's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II Escalator. For a discussion of some of these considerations, please refer to “TAX ISSUES UNDER OPTIONAL LIVING BENEFITS” and “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders.”

OPTIONAL LIVING BENEFIT: RETIREMENT ASSET PROTECTORSM

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Asset Protector, the fee charged for your living benefit will be lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of Retirement Asset Protector.”)  Your fee will not increase unless you elect to “step-up” as described under “Step-Up Under Retirement Asset Protector,” and you consent in writing to accept the higher fee.

On or before the Issue Date, you may elect to participate in Retirement Asset Protector. To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under “Step-Up Under Retirement Asset Protector.”

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

GMAB Maturity Date:
The date when Retirement Asset Protector matures. If you are younger than 80 on the Issue Date, your GMAB Maturity Date is the later of your 10th Contract Anniversary or 10 years from the date of your most recent step-up. (See “Step-Up Under Retirement Asset Protector.”) If you are 80 on the Issue Date, your GMAB Maturity Date is your maximum Annuity Commencement Date.

You and Your:
Under Retirement Asset Protector, the terms “you” and “your” refer to the oldest Owner or the surviving spouse of the oldest Owner as described under “Death of Owner Under Retirement Asset Protector.” In the case of a non-natural Owner, these terms refer to the oldest annuitant.

Retirement Asset Protector is designed for long-term investors. It provides them with the security of knowing that their investments will be protected during down markets or, if that guarantee is not needed, that their Retirement Asset Protector Fees will be refunded. Retirement Asset Protector guarantees a return of the greater of:

●	the excess of your Retirement Asset Protector Benefit Base over your Account Value or
●	your total fees paid for Retirement Asset Protector (“Retirement Asset Protector Fees”),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

Retirement Asset Protector may be appropriate for investors who:

●	want to protect their principal and who can afford to wait at least 10 years before withdrawing from their investment.
●	want a refund of their fees if the guarantee is not needed.

Retirement Asset Protector may be inappropriate for investors who:

●	want lifetime income guarantees.
●	want to invest in funds other than a Designated Fund.

Retirement Asset Protector is inappropriate if you are an investor who:

●	is actively invested in contributory plans, because Retirement Asset Protector prohibits any Purchase Payments after the first Contract Anniversary.

You may elect to participate in Retirement Asset Protector, if:

●	Retirement Asset Protector is available for sale both in the state where the Contract is sold, and in the state where the Owner resides;

●
neither the oldest Owner nor the oldest Annuitant has attained age 81 on or before the date we receive your application in good order (in the case of a non-natural Owner, the oldest Annuitant has not reached age 81 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as Designated Funds, that we make available with Retirement Asset Protector; and

●	you do not elect any other optional living benefit rider available under your Contract.

If you are participating in Retirement Asset Protector, you may not make Purchase Payments after the first year following your Issue Date.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds.”

Cost of Retirement Asset Protector

If you elect Retirement Asset Protector, we will deduct a quarterly fee from your Account Value (“Retirement Asset Protector Fee”). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.1875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Contract Year is equal to 0.75% of the highest Retirement Asset Protector Benefit Base at any point in that Contract Year.

If you purchased your Contract prior to February 17, 2009, your cost for Retirement Asset Protector was initially, on an annual basis, 0.35% of your Retirement Asset Protector Benefit Base. The cost of your benefit will not increase unless, at time of step-up, you consent in writing to accept this higher fee of 0.75%. If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

●	If you made an additional Purchase Payment during your first Contract Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you elect to “step-up” your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

●	you annuitize your Contract;

●	Retirement Asset Protector matures on the GMAB Maturity Date;

●	your Retirement Asset Protector benefit is cancelled as described under “Cancellation of Retirement Asset Protector;” or

●	your Account Value is reduced to zero.
How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of:

(a)	any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges; and

(b)	the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date.

We determine the value of (b) in two steps.

(1)
As described above under “Cost of Retirement Asset Protector,” each quarter between the Issue Date and the GMAB Maturity Date we calculate the Retirement Asset Protector Fee by multiplying your Retirement Asset Protector Benefit Base on the last valuation day of that quarter by 0.1875%.

(2)	We then sum each quarterly amount calculated in (1) to determine the total amount of Retirement Asset Protector Fees paid.

In the situation where you do not make additional Purchase Payments or partial withdrawals and you do not “step-up,” you can expect the total fees paid to equal 7.50% of your initial Purchase Payment. In other words, because Retirement Asset Protector matures in 10 years, we multiply 0.1875% times 40 quarters (four quarters per year for 10 years) to obtain the percentage (7.50%) needed to determine the total amount of the fees to be paid. If you make additional Purchase Payments, you “step-up,” or the percentage rate used to calculate the Retirement Asset Protector Fee is changed at the time of “step-up,” the total amount of fees will be higher.

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●	Assume you make an additional Purchase Payment of $50,000 on February 2, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.

●	Assume you make no withdrawals or additional Purchase Payments prior to the GMAB Maturity Date on January 2, 2017.

●
Assume that, because of poor investment performance, your Account Value on January 2, 2017 is $135,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $15,000 ($150,000 - $135,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.75% ÷ 4). In this case, the total amount of rider fees paid is $11,250. Therefore, we will credit $15,000 to your Account Value.

●
Assume instead that, because of better investment performance, your Account Value on January 2, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $11,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce your benefits under Retirement Asset Protector. Here is an example of how we handle withdrawals under Retirement Asset Protector:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

●	Assume you make no additional withdrawals prior to the GMAB Maturity Date on January 2, 2017.

●
Assume that, because of investment performance, your Account Value on January 2, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.75% ÷ 4). In this case, the total amount of rider fees paid is $6,750. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Contract Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Contract Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Contract Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Sun Life Insurance and Annuity Company of New York or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will “mature” on your 10th Contract Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the “GMAB Maturity Date”), we will credit the greater of:

●	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

●	the total amount of fees you paid for Retirement Asset Protector.

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Assume further that your Retirement Asset Protector Fees remain constant until the GMAB Maturity Date. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on January 2, 2008, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be January 2, 2018.

●	Assume you make no withdrawals prior to the GMAB Maturity Date on January 2, 2018.

●
Assume that your Account Value on January 2, 2018 is $108,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($118,000 - $108,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 4) + ($118,000 x 40)] times one quarter of your annual Retirement Asset Protector Fee (0.75% ÷ 4). In this case, the total amount of rider fees paid is $9,600. Therefore, we will credit $10,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth under “Cost of Retirement Asset Protector.” In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Renewal of Retirement Asset Protector

If you elect to participate in Retirement Asset Protector and you remain in the benefit until it matures, you may elect to renew your participation in Retirement Asset Protector, provided that we are still offering the benefit to new Owners. Upon renewal, the annual charge for participation in Retirement Asset Protector will be extended under the terms and conditions applicable to new Owners at that time. We reserve the right, in our sole discretion, to stop offering Retirement Asset Protector to new Owners, in which case renewals will no longer be available.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease. Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” Retirement Asset Protector will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Owner Under Retirement Asset Protector

If the Owner dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse has two options under the Contract (assuming that, at the time of such election, the rider is available to new Owners and the surviving spouse meets certain eligibility requirements).

(1)
The spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT.”) The GMAB Maturity Date does not change.

(2)
The surviving spouse can elect to participate in a new Retirement Asset Protector benefit on the original Contract. The Retirement Asset Protector Fee may be higher than your current fee. The Retirement Asset Protector Fee will be set by us based upon market conditions at the time of election. The Retirement Asset Protector Benefit Base will be equal to the Account Value after the death benefit has been credited. The new GMAB Maturity Date will be 10 years after Retirement Asset Protector has been re-elected.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Retirement Asset Protector. For a discussion of some of these considerations, please refer to “TAX ISSUES UNDER OPTIONAL LIVING BENEFITS” and “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders.”

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds (continued)
90/10 Masters Model[1]	Fidelity® Variable Insurance Products Fund Freedom 2015
80/20 Masters Model	Portfolio - Service Class 2
Build Your Portfolio	Fidelity® Variable Insurance Products Fund Freedom 2020
Portfolio - Service Class 2
Dollar-Cost Averaging Program Options	Fidelity® Variable Insurance Products Balanced Portfolio -
6-Month DCA Guarantee Option	Service Class 2
12-Month DCA Guarantee Option	MFS® Total Return Portfolio - S Class
Oppenheimer Balanced Fund/VA - Service Shares
Funds	AllianceBernstein Balanced Wealth Strategy Fund - Class B
SC Ibbotson Growth Fund - S Class	Universal Institutional Funds Inc. - Equity and Income
SC Ibbotson Balanced Fund - S Class	Portfolio - Class II
SC Ibbotson Moderate Fund - S Class	BlackRock Global Allocation V.I. - Class 3
1 Not available to Contracts purchased on or after February 17, 2009.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your portfolio” program. That portfolio model and the “build your portfolio” program are described in “BUILD YOUR PORTFOLIO” and in “APPENDIX M -- BUILD YOUR PORTFOLIO.”

If you elected to participate in Income ON Demand II (“IOD II”), Income ON Demand II Escalator (“IOD II Escalator”), Income ON Demand II Plus (“IOD II Plus”) or Retirement Income Escalator II (“RIE II”), and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, and RIE II, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you may have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit rider will continue with all of the benefits except for step-up.

BUILD YOUR PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your portfolio,” you pick funds from the asset classes available at that time. Altogether you must choose at least three funds but no more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix M.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” Short-Term Trading,” and “Funds' Shareholder Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. (Under the terms of the living benefit riders, however, there are certain limits on the times when you can make additional Purchase Payments.) Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model.

TAX ISSUES UNDER OPTIONAL LIVING BENEFITS

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contract may be subject to certain Required Minimum Distribution (“RMD”) provisions imposed by the Internal Revenue Code (the “Code”) and IRS regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we assume for all plans that the Qualified Contract is the only asset and we determine a yearly RMD amount for only this Contract (“Yearly RMD Amount”).

Please refer to “Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders” for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit.

Tax Issues Under Retirement Income Escalator II

When you elect to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value, dollar for dollar, by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

Tax Issues Under Income ON Demand II Escalator

When you elect to participate in IOD II Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Escalator as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

Tax Issues Under Retirement Asset Protector

If you withdraw all or a portion of your retirement plan's Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see “Withdrawals Under Retirement Asset Protector”).

DEATH BENEFIT

If the Owner dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Owner, we may pay the death benefit to the surviving Owner, if any, or, if there is no Owner, in one sum to your estate. We do not pay a death benefit if the Owner dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Owner, we will pay the death benefit upon the first death of such Owners.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Owner in an acceptable form, if you have elected a death benefit payment method before the death of the Owner and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general the death benefit will be the greater of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs; and

(2)
your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. See “Calculating the Death Benefit.” Because of the way that Adjusted Purchase Payments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

For examples of how to calculate this basic death benefit, see Appendix C.

Optional Death Benefit Rider

You may enhance the “basic death benefit” by electing an optional death benefit rider known as the Maximum Anniversary Account Value Rider (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider. (For a description of the charge, see “Charges for Optional Benefit Riders.”) The rider is available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under the optional death benefit rider will be adjusted for all partial withdrawals as described in the Prospectus under the heading “Calculating the Death Benefit.”

Under the MAV rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your Highest Account Value on any Contract Anniversary before the Owner's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Contract Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Contract Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Contract Year ending on that Contract Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Anniversary Account Value.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you. Please refer to “Impact of Optional Death Benefit and Optional Living Benefit Riders” under “TAX CONSIDERATIONS” for more information regarding tax issues that you should consider before electing this optional Benefit.

Spousal Continuance

If you are the Owner and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract as the Owner, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the “Basic Death Benefit” or the optional death benefit rider you have selected. All Contract provisions, including the optional death benefit rider you have selected (subject to the optional death benefit rider age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the surviving spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (2) of the “Basic Death Benefit” or under the optional death benefit rider, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If the death benefit is the amount payable under option (2) of the “Basic Death Benefit” or under the optional death benefit rider, your Account Value may be increased by the excess, if any, of that amount over option (1) of the “Basic Death Benefit.” Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase -- Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us, at our Annuity Service Address, a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Owner, if any, or the estate of the deceased Owner automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Owner. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Owner is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals and Withdrawal Charge.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first Contract Anniversary.

●
The latest possible Annuity Commencement Date is the later of (a) the end of the 10th Contract Year or (b) the first day of the month following the Annuitant's 90th birthday (“maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available if your Contract has been issued within the past 7 years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary's life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Contract Year that has elapsed.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.60% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See “Annuity Payment Rates.”

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See “Annuity Payment Rates.”

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Contract Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds' Shareholder Trading Policies”). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under “Funds' Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $30 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract.

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Owner's death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Contract belongs to the individual to whom the Contract is issued. All Contract rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Owner prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Owner named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the original Owner and not the new Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable. Because of this method of proportional voting, a small number of Contract Owners may determine the outcome of a shareholder vote.

Owners of Qualified Contracts issued on a group basis to employer plans may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Owner Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, or others, or the authority of any such persons to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by an Owner; and (4) restrict or eliminate any of the voting rights of Owners or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Owners or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Service Address, as shown on the cover of this Prospectus, within 10 days, or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Owner's investment in the Contract. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity “IRA” and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. After December 31, 2008, we no longer accepted any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations became effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called “traditional” individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59½, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59½.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see “Roth Individual Retirement Arrangements”), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Owner Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Owner Account number and type, the status of each Owner Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.00% of Purchase Payments, and 1.25% annually of the Owner's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2006, 2007, and 2008, approximately $95,649, $375,355, and $288,403, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of New York governing life insurance companies and to regulation by the Superintendent of Insurance of New York. An annual statement is filed with the Superintendent of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Superintendent or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Superintendent has broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.

In addition, affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, are regulated under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2008 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Insurance and Annuity Company of New York
Advertising and Sales Literature
Tax-Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Strength and Credit Ratings
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2009 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (800) 447-7569.

To:	Sun Life Insurance and Annuity Company of New York
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Choice NY Variable and Fixed Annuity
Sun Life (N.Y.) Variable Account C.

Name:

Address:

City:	State:	Zip Code:

Telephone:

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT: An account established for each Owner to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Owner's death. Notwithstanding the foregoing, if there are Co-Owners of a Non-Qualified Contract, the surviving Co-Owner will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

COMPANY (“WE,” “US,” “SUN LIFE (N.Y.)”): Sun Life Insurance and Annuity Company of New York.

CONTRACT: A Contract issued by the Company on an individual basis.

CONTRACT YEAR and CONTRACT ANNIVERSARY: Your first Contract Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Contract Anniversary is the last day of a Contract Year. Each Contract Year after the first is the 365-day period that begins on your Contract Anniversary. For example, if the Issue Date is on March 12, the first Contract Year is determined from the Issue Date and ends on March 12 of the following year. Your Contract Anniversary is March 12 and all Contract Years after the first are measured from March 12. (If the Contract Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Owner's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Owner's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Contract.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Owner, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading and on other Business Days.

VARIABLE ACCOUNT: Variable Account C of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” and/or “Co-Owner” as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
CALCULATION OF WITHDRAWAL CHARGES

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

						Payment
		Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
	Contract	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
	Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Contract Years (“New Payments”). In Contract Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)
In Contract Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)
In Contract Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Contract Year, and there are a series of 4 partial withdrawals made during the fourth Contract Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
Contract	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$ 6,000	$ 0	8.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$ 6,000	$ 0	8.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$ 9,600	$ 0	7.00%	$ 0	$49,600
(a) 4	$50,100	$ 500	$10,100	$ 4,000	$ 6,100	$ 0	6.00%	$ 0	$46,100
(b) 4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c) 4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d) 4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)
In Contract Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Contract Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c)
Since $10,900 of the 2 prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)
Since $11,500 of the 3 prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Contract Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Contract Year 4 in the example on the previous page.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that death occurs in Contract Year 2, that all of the money is invested in the Sub-Accounts, that no Withdrawals have been made, and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00

Purchase Payments	=	$100,000.00
The Basic Death Benefit would therefore be:		$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00

Adjusted Purchase Payments*	=	$ 75,000.00
The Basic Death Benefit would therefore be:		$ 75,000.00

*Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000.00 x ($60,000.00 ÷ $80,000.00).

APPENDIX D -
SECURED RETURNS FOR LIFE

The following information applies to your Contract if you elected to participate in Secured Returns for Life (“Secured Returns for Life” or “Benefit”) and did not replace it with Secured Returns for Life Plus, which was available for such replacements for a limited period of time beginning in April 2006. Secured Returns for Life is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life to new Owners, renewals are no longer available.

Secured Returns for Life guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit rider automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, or even exhaust, your benefit.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Contract Anniversary, or if you elect to “step-up” your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Contract Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Contract Owner on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the “RGLB amount”):
If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. See “Designated Funds” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 90th birthday), the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Contract Anniversary will be reduced depending upon the Contract Year in which it was made, as follows:

Contract Year in which Purchase Payment was made	Percentage added to the GLB amount
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Benefit.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

●
Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

●
Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Contract Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Contract Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under “Withdrawals Under Secured Returns for Life.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Contract Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Contract Year after your first Contract Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Contract Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under “Withdrawals Under Secured Returns for Life.”

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit (“AB”) Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Contract Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Contract Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life.”)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described under “Step-Up.”

Under the WB Plan, after your fourth Contract Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of Secured Returns for Life

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

●	you annuitize; or

●	under the provisions of Secured Returns for Life;

●	your benefit matures;

●	your benefit is revoked; or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Contract Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Contract Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

● A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2) You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date, you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Contract Anniversary.

Anytime after your 7th Contract Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Contract Anniversary, you may elect to increase your guaranteed amount to your then current Account Value (“step-up”). Currently, this step-up election may be made on any day after your third Contract Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Contract Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will “mature” on the 10th Contract Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Rider charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up.  Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step- up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Contract Year, any withdrawals previously made in that Contract Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under “Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.” (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Contract Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns for Life. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base or Lifetime Income Base if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see “Withdrawals Under Secured Returns for Life”).

For a further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.
●	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Contract Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.
●	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Contract Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●
Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero. On December 31, 2025:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday.
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday.
●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Contract Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Contract Year.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Contract Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:

●	Your Account Value equals $130,000 [$80,000 + $50,000].
●	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷$110,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

●	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% or $3,330 or $133.

●	Assume your Designated Fund earns -2% in Contract Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:
●	Your Account Value is zero.
●	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].
●	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.
●	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].
●	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].
●	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

●	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Fund, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

●	Assume your Designated Fund earns 2% in Contract Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:
●	Your Account Value is $27,108.
●	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].
●	Your GLB Base is zero because your GLB amount is equal to zero.
●	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].
●	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:
●	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 – ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.

●	Assume your Designated Fund earns -2% in Contract Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:
●	Your Account Value is $1, 457 [$7,609 x (1 - 0.02) - $6,000].
●	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - $6,000 - $380)] and (2) your new Account Value ($1,457)].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies, or
(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

●
Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:
●	Your Account Value is $103,184.
●	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:

●	Your Account Value is $103,184.
●	Your GLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
*
Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.
●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX E -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Real Estate Equity Funds
MFS® Capital Appreciation Portfolio - S Class	Sun Capital Global Real Estate Fund - Initial Class
MFS® Strategic Value Portfolio - S Class*	Multi-Sector Bond Funds
International/Global Equity Funds	MFS® Strategic Income Portfolio - S Class
MFS® Global Growth Portfolio - S Class
Mid-Cap Equity Funds
MFS® Mid Cap Growth Portfolio - S Class
MFS® Mid Cap Value Portfolio - S Class

*On June 22, 2009, the MFS Strategic Value Portfolio will be closed to new Purchase Payments. However, any automatic programs previously authorized by a Contract Owner, such as dollar-cost averaging, portfolio rebalancing, and asset allocation, into the MFS Strategic Value Portfolio will continue until June 29, 2009 when it is expected that the MFS Strategic Value Portfolio will merge with the MFS Value Portfolio.

Massachusetts Financial Services Company advises the MFS® Funds.  Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Small-Cap Equity Funds
MFS® Growth Portfolio - S Class	MFS® New Discovery Portfolio - S Class
MFS® Massachusetts Investors Growth Stock	Oppenheimer Main Street Small Cap Fund/VA
Portfolio - S Class	- Service Shares
MFS® Blended Research Core Equity Portfolio - S Class
MFS® Global Research Portfolio - S Class

Massachusetts Financial Services Company advises the MFS® Funds. OppenheimerFunds, Inc. advises the Oppenheimer Funds.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Asset Allocation Funds	High Yield Bond Funds
PIMCO All Asset Portfolio - Admin. Class	MFS® High Yield Portfolio - S Class
International/Global Equity Funds	Money Market Funds
Templeton Foreign Securities Fund - Class 2	MFS® Money Market Portfolio - S Class
Emerging Markets Equity Funds
Templeton Developing Markets Securities Fund -
Class 2

Massachusetts Financial Services Company, our affiliate, advises the MFS® Funds.  Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Target Date Funds
Oppenheimer Main Street Fund®/VA - Service Shares	Fidelity® Variable Insurance Products Fund Freedom
International/Global Equity Funds	2010 Portfolio - Service Class 2*
AllianceBernstein International Value Portfolio,	Intermediate-Term Bond Funds
Class B	PIMCO Total Return Portfolio - Admin. Class
Inflation-Protected Bond Funds
PIMCO Real Return Portfolio - Admin. Class

* This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.

AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund Inc. Portfolio. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Fund. Strategic Advisers®, Inc. advises the Fidelity® Variable Insurance Products Fund Freedom Portfolio.

If you purchased your Contract before February 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Funds
Franklin Templeton VIP Founding Funds Allocation
Fund, Class 2**

** This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds .

Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).

APPENDIX F -
SECURED RETURNS

The optional living benefit rider Secured Returns (“Benefit”) was available for all Contracts issued prior to September 7, 2004. The following information applies to your Contract if you elected to participate in Secured Returns and did not replace it with Secured Returns 2, which was available for such replacements for a limited period of time. Secured Returns is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns to new Owners, renewals are no longer available.

Secured Returns guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. Upon annuitization, the Benefit and the optional death benefit rider automatically terminate.

To participate in Secured Returns, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See “Designated Funds” in the prospectus to which this Appendix is attached.

If you elected to participate in Secured Returns with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets. If you elected Secured Returns with the MAV optional death benefit rider, we assess your Contract an annual charge of 0.60% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or Secured Returns expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Contract Anniversary, you may revoke Secured Returns. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the MAV rider, that optional death benefit rider will not be revoked and the charge of the rider (0.20% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege.” If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Contract Anniversary. After your 7th Contract Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the MAV rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.20% of your average daily Account Value) will remain.

If you elected Secured Returns, you may choose to receive your  Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan. You are automatically enrolled in the AB Plan at the time you elect Secured Returns. Any time prior to your 81st birthday, you may elect instead to receive your Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Contract Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Contract Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount (“GLB amount”) over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period.  For each subsequent Purchase Payment after the second Contract Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Contract Year in which it was made, as follows:

Contract Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Contract Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year, during which the WB Plan is in effect, until your remaining GLB amount equals zero. This set dollar amount, or “maximum WB amount,” is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Contract Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your benefits under Secured Returns if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Contract Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Contract Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Contract Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED SECURED RETURNS ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Contract Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

●	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2: High investment performance; no WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

●	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3: Low investment performance; WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4: High investment performance; WB election

●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

●
Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. Secured Returns thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5: Withdrawals under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6: Withdrawals under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Contract Year without exceeding your maximum WB amount for the Contract Year.

●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Contract Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Contract Year without exceeding your maximum WB amount for the Contract Year.

●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Contract Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7: Withdrawals with subsequent Purchase Payments under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

●	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8: Withdrawals with subsequent Purchase Payments under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●
Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●
Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX G -
SECURED RETURNS 2

The following information applies to your Contract if you elected to participate in Secured Returns 2 (“Benefit” or “Secured Returns 2”) and did not replace it with Secured Returns for Life, which was available for such replacements for a limited period of time beginning in November 2005. Secured Returns 2 is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns 2 to new Owners, renewals are no longer available.

Secured Returns 2  guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 79 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with the MAV optional death benefit rider. Upon annuitization, Secured Returns 2 and any elected optional death benefit rider automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See “Designated Funds” in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Contract Anniversary. Anytime after your 7th Contract Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the Prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns 2 will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns 2 will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Contract Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Contract Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 76th birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount (“GLB amount”) proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Contract Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period.  For each subsequent Purchase Payment after the second Contract Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Contract Year in which it was made, as follows:

Contract Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it “matures” on the later of your 10th Contract Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the “maturity date,” then we will refund the charges you have paid for Secured Returns 2 (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such “maturity date.” No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB Plan is scheduled to “mature”. If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year, during which the WB Plan is in effect, until your remaining GLB amount equals zero. Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or “maximum WB amount,” is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Contract Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount. In all cases, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Contract Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Contract Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Contract Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Contract Anniversary, you may elect to increase (“step-up”) your GLB amount or remaining GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Contract Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Contract Anniversary.) On the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will “mature” on the 10th Contract Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your “maximum WB amount.” After the step up, your “maximum WB amount” will become the greater of the current “maximum WB amount” and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Contract Year, any withdrawals previously made in that Contract Year are applied against your new “maximum WB amount.” (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Contract Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns 2. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns 2 as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED SECURED RETURNS 2 ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

●
Assume that you elect the WB plan at the beginning of the second Contract Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

●
Assume that you elect the WB plan at the beginning of the second Contract Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

●
Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.

●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

●
Assume that you elect the WB plan at the beginning of your second Contract Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

●
Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Contract Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

●
Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Contract Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal and $74,000 just after the withdrawal.

●
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) ÷ $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

●
Assume that you elect the WB plan at the beginning of your second Contract Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●
Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Contract Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

●
On January 2, 2011 you begin a new Contract Year. Therefore, you can withdraw $8,400 in this new Contract Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Contract Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Contract Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

●
Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.

●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

●
On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000 ÷ 240,000)].

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

●
Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●	On June 1, 2011, you make an additional $80,000 Purchase Payment.

●
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●
Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

●
Assume that you elect the WB plan at the beginning of the second Contract Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●	On January 6, 2007, you make an additional Purchase Payment of $50,000.

●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

●
Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX H -
SECURED RETURNS FOR LIFE PLUSSM

The optional living benefit rider known as Secured Returns for Life Plus (“Secured Returns for Life Plus” or a “Benefit”) was available for Contracts issued after April 11, 2006, and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in Secured Returns for Life Plus. Secured Returns for Life Plus is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life Plus to new Owners, renewals are no longer available.

Secured Returns for Life Plus provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. (You should note that the Benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, or even exhaust, your Benefit.)

In addition, Secured Returns for Life Plus includes a bonus feature (called the “Plus 5 Program”) that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further in this Appendix under “Plus 5 Program.”

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:
The date when the AB Plan matures. If you are younger than 80 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Contract Anniversary or 10 years from the date of your last step-up. (See “Step-Up.”) If you are 80 on the Issue Date, your AB Plan Maturity Date is your maximum Annuity Commencement Date.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Plus 5 Period:	The period of time equal in length to the first 10 Contract Years; or, if less than 10 years, the period of time up to the Contract Year in which the oldest Contract Owner attains age 80.

Bonus Base:
An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit Amount (the “RGLB amount”):
The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Contract Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Contract Owner on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:
Under this optional living benefit, the terms “you” and “your” refer to the oldest Owner or the surviving spouse of the oldest Owner as described under “Death of Owner Under the AB Plan” and “Death of Owner Under the WB Plan.” In the case of a non-natural owner, these terms refer to the oldest annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 95th birthday), and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Contract Anniversary will be reduced depending upon the Contract Year in which it was made, as follows:

Contract Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Contract Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See “Refund of Secured Returns for Life Plus Charges Under the AB Plan” in this Appendix.) For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Contract Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Contract Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Contract Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Contract Year after your first Contract Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Contract Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under “Guaranteed Minimum Accumulation Benefit (“AB”) Plan” plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Contract Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Contract Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life Plus” in this Appendix.)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described under “Step-Up.” Under the WB Plan, after your fourth Contract Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Contract Anniversary, any Purchase Payments submitted by an Owner while participating in the WB Plan will be treated as “Not in Good Order” and returned to the Owner, unless the Owner instructs us to terminate his participation in the rider.

For examples of how we calculate benefits under the WB Plan, see Examples 5 and 6 in this Appendix.

     Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Contract Years, you will be able to take larger withdrawals in the later Contract Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Contract Years (the “Plus 5 Period”). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Contract Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the “Bonus Base”) and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

●
Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Contract Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

●
Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Contract Anniversary (prior to calculating your new GLB Base or Lifetime Income Base). In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

●	your GLB Base prior to the addition of the amount of any bonus, and

●	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

●	your Lifetime Income Base prior to the addition of the bonus amount, and

●	the lesser of:

●	your RGLB amount after the addition of the bonus amount, and

●	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Contract Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value” in the prospectus to which this Appendix is attached. Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See Example 18 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Contract Year is equal to 0.50% of the highest Account Value at any point in that Contract Year.

We will continue to deduct this charge until:

●	you annuitize or

●	under the provisions of Secured Returns for Life Plus:

●	your Benefit matures;

●	your Benefit is revoked (see “Revocation of Secured Returns for Life Plus” in this Appendix); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Contract Anniversary. (See “Cancellation of Secured Returns for Life Plus” in this Appendix.)

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn. Thus, withdrawals taken in a down market could severely reduce your benefits under Secured Returns for Life Plus.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Example 3 in this Appendix.) However, as discussed in detail in this Appendix under “Plus 5 Program,” even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, withdrawals taken in a down market could severely reduce your benefits under Secured Returns for Life Plus.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

●	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

●	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Contract Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

●	A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Plus Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 5 through 7 and Examples 11 and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date you may elect to:

●	annuitize the Contract as described under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 90th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described in the prospectus to which this Appendix is attached under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled. A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Contract Anniversary.

Revocation of Secured Returns for Life Plus

Anytime after your 7th Contract Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Contract Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Contract Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Contract Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will “mature” on the 10th Contract Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Example 4 in this Appendix.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

●	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

●	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth in this Appendix under “Cost of Secured Returns for Life Plus.” If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Contract Year, any withdrawals previously made in that Contract Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 8 in this Appendix.)

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described in this Appendix under “Guaranteed Minimum Withdrawal Benefit ('WB') Plan”. (See Example 16 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Contract Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 – 10/01/16	100%
2	10/02/16 – 10/01/17	100%
3	10/02/17 – 10/01/18	85%
4	10/02/18 – 10/01/19	85%
5	10/02/19 – 10/01/20	85%
6	10/02/20 – 10/01/21	70%
7	10/02/21 – 10/01/22	70%
8	10/02/22 – 10/01/23	70%
9	10/02/23 – 10/01/24	60%
10	10/02/24 – 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less that 100% of the payment.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Owner Under the AB Plan

If an Owner dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)
The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)
The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Owners at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

●	the Contract Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following an Owner's death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Owner Under the WB Plan

If an Owner dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)
The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described above under “Death of Owner Under the AB Plan”) and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding Excess Withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see “Withdrawals Under Secured Returns for Life Plus” in this Appendix).

For a further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU ELECTED SECURED RETURNS FOR LIFE PLUS ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Contract Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

●
Assume that you remain in the AB Plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider “matured” in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

●
Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

EXAMPLE 3: Withdrawals under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Contract Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 / $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 / $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 / $80,000) = $8,750.

●
Assume that you take no more withdrawals in your third Contract Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Contract Year, you do not accrue a bonus amount in that Contract Year. Therefore, your accrued bonus amount remains at $8,750.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

EXAMPLE 4: Step-up elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Contract Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Contract Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)]
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Contract Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $4,000:

●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Contract Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

●	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].
●	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

●	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

●	Assume your fund earns -2% in Contract Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

●	Your Account Value is $1,457.
●	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB Amount equals $73 [5% of your new GLB Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

●	Your Account Value is $103,184.
●	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

●	Your Account Value is $103,184.
●	Your RGLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●	Your Bonus Base is $103,184.

*
Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue, withdrawals not taken immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue, subsequent Purchase Payments made, withdrawals not taken immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you make a Purchase Payment of $60,000 in your second Contract Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the deposit. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of:
(i)	your old LIB of $165,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650.
Your Bonus Base remains at $160,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

●
Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue, withdrawals taken.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue, Excess Withdrawal taken.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal of $6,000 in your second Contract Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of:
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of:
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of:
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of:
(i)	your old LIB of $90,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725.
Your Bonus Base remains at $90,000.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of:
(i)	your old LIB of $94,500, and
(ii)	the lesser of:
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950.
Your Bonus Base remains at $90,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue, withdrawals not taken immediately, Step-up elected.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500.
Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750.
Your Bonus Base remains at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first contract anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of:
(i)	your old LIB of $118,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195.
Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that while you are in your fourth Contract Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Contract Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 / $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 / $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 / $80,000) = $8,750

●
Assume that while you are in your fourth Contract Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of:
(i)	your old LIB of $96,250, and
(ii)	the lesser of:
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031.
Your Bonus Base remains at $87,500.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first contract anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that while you are in your fifth Contract Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Contract Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of:
(i)	your old LIB of $123,900, and
(ii)	the lesser of:
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490.
Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first contract anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

●
Assume that while you are in your fifth Contract Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Contract Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of:
(i)	your old LIB of $120,600, and
(ii)	the lesser of:
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310.
Your Bonus Base remains at $112,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.

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Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

EXAMPLE 19: One Year Step-up elected under AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount (“GLB amount”) at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

APPENDIX I -
RETIREMENT INCOME ESCALATORSM

The optional living benefit rider known as Retirement Income Escalator (“RIE”) was available for all Contracts issued after May 5, 2008 and prior to October 20, 2008 and certain contracts issued after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount. To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59½ at issue; otherwise, the first Contract Anniversary after you attain age 59½.

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Contract Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Lifetime Withdrawal Percentage:
The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your cost for RIE.

RIE Bonus Period:
A ten-year period commencing on the RIE Coverage Date and ending on your tenth Contract Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:
The amount on which bonuses are calculated. The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:
The terms “you” and “your” refer to the oldest Owner or the surviving spouse of the oldest Owner, as described under “Death of Owner Under RIE with Single-Life Coverage.” In the case of a non-natural Owner, these terms refer to the oldest annuitant.

Upon annuitization, RIE and any elected optional death benefit rider automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Owner if single-life coverage is elected (or until the death of both the Owner and the Owner's spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continues regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in a Contract Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 5% of your Bonus Base. The RIE Bonus Period is a 10-year period commencing on your RIE Coverage Date (the later of your Issue Date or the first Contract Anniversary after you attain age 59½). The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE”), provided that the step-up occurs prior to the conclusion of the current 10-year period. If you are significantly younger than 59½ at issue, you should carefully consider whether RIE is an appropriate choice in light of the possibility of a longer waiting period before the RIE bonus can begin to accrue.

If you are participating in RIE, you may not make Purchase Payments after the first year following your Issue Date. After the first Contract Anniversary, any Purchase Payments submitted by an Owner while participating in RIE will be treated as “Not in Good Order” and returned to the Owner, unless the Owner instructs us to terminate his participation in RIE.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under “Cancellation of RIE,” “Depleting Your Account Value,” and “Annuitization Under RIE.”) See “Designated Funds” in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Owner Under RIE with Single-Life Coverage,” and “Death of Owner Under RIE with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	decreased following any withdrawals you take prior to your RIE Coverage Date;

●	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under RIE”; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date. It is a set percentage of your Withdrawal Benefit Base. This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage
59½ - 69	5%
70 - 79	6%
80 – or older	7%
                        *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Contract anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Contract Year and any decreases caused by excess withdrawals (described below) that were taken during the prior Contract Year. The new Annual Withdrawal Amount will be in effect for all subsequent Contract Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Contract Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero, as long as your Withdrawal Benefit Base is greater than zero, you can withdraw up to your Annual Withdrawal Amount every year of your life unless you choose to cancel RIE.

If you defer taking any withdrawals in a Contract Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 5% of your Bonus Base, thereby increasing your Annual Withdrawal Amount. In this way, if you defer taking withdrawals during your early Contract Years, you will be able to take larger withdrawals in later Contract Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Contract Year cannot be applied to a future year. Note that if you are significantly younger than 59½ at issue, you should carefully consider whether RIE is an appropriate choice in light of the possibility of a longer waiting period before the RIE bonus can begin to accrue.

Note that the timing and amount of your withdrawals may significantly decrease your total RIE, as described further in this Appendix under “Withdrawals Under RIE.” Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under “Cancellation of RIE.”

Here is an example of how RIE works:

Assume that you are age 57 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you have not reached age 59½ prior to your Issue Date, your RIE Coverage Date will be the first Contract Anniversary after you attain age 59½. Beginning on your RIE Coverage Date, you can withdraw up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base. Your Annual Withdrawal Amount beginning at your RIE Coverage Date is 5% of your Withdrawal Benefit Base.

Your Withdrawal Benefit Base will increase by 5% of your Bonus Base each Contract Year in which you do not take a withdrawal beginning with your RIE Coverage Date. (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Contract Year 2.)

Assume that, because of good investment performance of the Designated Funds during Contract Year 2, your Account Value has grown to $125,000 by the beginning of Contract Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Contract Anniversary (i.e., ten years after the step-up).

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$0	0
2	$100,000	$100,000	$100,000	$0	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 63 in Contract Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $7,500 each Contract Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$131,250	$125,000	$6,563	0
5	$125,000	$137,500	$125,000	$6,875	0
6	$125,000	$143,750	$125,000	$7,188	0
7	$125,000	$150,000	$125,000	$7,500	$7,500
8	$117,500	$150,000	$125,000	$7,500	$7,500

Assume in Contract Year 9, you decide to defer taking a withdrawal. Your Withdrawal Benefit Base will increase by 5% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$110,000	$150,000	$125,000	$7,500	0
10	$110,000	$156,250	$125,000	$7,813	$7,813
11	$102,188	$156,250	$125,000	$7,813	$7,813
12	$94,375	$156,250	$125,000	$7,813	$7,813
13	$86,563	$156,250	$125,000	$7,813	$7,813
14	$78,750	$156,250	$125,000	$7,813	$7,813

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Owner over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups. Therefore, not taking income in one or more years will mean that the Owner will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Owner could be more or less depending upon investment performance over the life of the Contract and the age to which the Owner lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Owner takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

     Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges” in the prospectus to which this Appendix is attached);

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Considerations” in this Appendix); and

●	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date. Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. Because the withdrawals in the example do not exceed your free withdrawal amount permitted under this Contract your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

     Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal. In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new Bonus Base	=	A x	(	C	)
D - E

Your new Withdrawal	=	B x	(	C	)
Benefit Base				D - E

Where:
	A =	Your Bonus Base immediately prior to the excess withdrawal.

	B =	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C =	Your Account Value immediately after the excess withdrawal.

	D =	Your Account Value immediately prior to the excess withdrawal.

	E =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Contract Year.

Using the facts of the above example, assume that in Contract Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $7,500 Annual Withdrawal Amount. After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 – 6,000
				121,000 – (7,500 – 4,000)

	=	125,000	x	115,000
				117,500

	=	125,000	x	0.97872

	=	122,340

Your new Withdrawal
Benefit Base	=	150,000	x	121,000 – 6,000
				121,000 – (7,500 – 4,000)

	=	150,000	x	115,000
				117,500

	=	150,000	x	0.97872

	=	146,809

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,340.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, excess withdrawals taken in a down market could severely reduce your RIE.

     Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. In addition, all withdrawals taken prior to your RIE Coverage Date, including any “free withdrawal amounts,” will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal. In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulae:

Your new Bonus Base	=	W x	(	Y	)
Z

Your new Withdrawal	=	X x	(	Y	)
Benefit Base				Z

Where:
	W =	Your Bonus Base immediately prior to the early withdrawal.

	X =	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y =	Your Account Value immediately after the early withdrawal.

	Z =	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will not increase by 5% of your Bonus Base until you reach your RIE Coverage Date. Your RIE Coverage Date will not occur until your 15th Contract Anniversary (the first Contract Anniversary after you reach age 59½). Any withdrawals you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Fund during Contract Year 2, your Account Value has grown to $125,000 by the beginning of Contract Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Contract Year 7, you withdraw $10,000. Because you are age 51 (and younger that age 59½), this is an early withdrawal.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base		Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000		$0	0
2	$100,000	$100,000	$100,000		$0	0
3	$125,000	$125,000	$125,000		$0	0
4	$125,000	$125,000	$125,000		$0	0
5	$125,000	$125,000	$125,000		$0	0
6	$125,000	$125,000	$125,000		$0	0
7	$125,000	$125,000	$125,000		$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base		=	125,000	x	125,000 – 10,000
					125,000

		=	125,000	x	115,000
					125,000

		=	125,000	x	0.92000

		=	115,000

Your new Withdrawal
Benefit Base		=	125,000	x	125,000 –10,000
					125,000

		=	125,000	x	115,000
					125,000

		=	125,000	x	0.92000

		=	115,000

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE Coverage Date. You will be eligible to begin taking your Annual Withdrawals without decreasing your Withdrawal Benefit Base beginning on your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce (or even exhaust) your RIE.

In addition to reducing your RIE, any withdrawal before you reach age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an “excess withdrawal” or an “early withdrawal” (as described above), your Withdrawal Benefit Base will also be reduced to zero. Therefore, your Contract, as well as your RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elected RIE, we deduct a quarterly fee from your Account Value (“RIE Fee”). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage). The maximum RIE Fee you can pay in any one Contract Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Contract Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Contract Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

●	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during a Contract Year. However, as explained in this Appendix under “Step-Up Under RIE,” favorable investment performance may cause the Withdrawal Benefit Base to increase on an Contract Anniversary. That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under “Cancellation of RIE” in this Appendix.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied. First, you must meet certain eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

●	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 5% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See “Designated Funds” in the prospectus to which this Appendix is attached.)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts. If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

●
If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage. In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended. You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that, because of good investment performance of the Designated Fund during Contract Year 2, your Account Value has grown to $125,000 by the beginning of Contract Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$105,000	$100,000	$5,250	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$131,250	$125,000	$6,563	0
5	$125,000	$137,500	$125,000	$6,875	0
6	$125,000	$143,750	$125,000	$7,188	0
7	$125,000	$150,000	$125,000	$7,500	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Contract Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect. On a co-owned contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Owner dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, (including RIE) ends. To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Owner Under RIE” in this Appendix.

If you have elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 63 on the Issue Date, and will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 63 if the younger spouse is less than age 63 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage
63 - 74	5%
75 - 79	6%
80 or older	7%
                 *These age ranges will be different if you elected single-life coverage.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If an Owner remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that when you elect joint-life coverage you also elect the higher joint-life fee. That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Under joint-life coverage, after the younger spouse reaches age 63, we will increase your Withdrawal Benefit Base by an amount equal to 5% of your Bonus Base if you make no withdrawals during the preceding Contract Year.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time. Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” RIE will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your RIE.

Death of Owner Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Owners and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

●	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Owner Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of an Owner on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if an Owner dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Owner Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Owners dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Owner;

●	the Withdrawal Benefit Base will remain unchanged until the next Contract Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE” in this Appendix);

●
if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

●	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will not change; and

●	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Owner's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as RIE. When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See “Withdrawals under RIE” in this Appendix.) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the Prospectus to which this Appendix is attached.

APPENDIX J -
Income ON Demand®

The optional living benefit rider known as Income ON Demand (“Income ON Demand” or “Benefit”) was available for all Contracts issued after March 5, 2007 and prior to October 20, 2008 and for certain contracts issued after October 20, 2008. The following information applies to your Contract if you elected to participate in Income ON Demand. Income ON Demand is no longer available for sale on new Contracts.

To describe how Income ON Demand works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 59½ at issue, otherwise the first Contract Anniversary following your 59th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Contract Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Stored Income Balance:	The amount you may withdraw at any time after age 59½ without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your cost for Income ON Demand.

You and Your:
The terms “you” and “your” refer to the oldest Owner or the surviving spouse of the oldest Owner, as described under “Death of Owner Under Income ON Demand.” In the case of a non-natural Owner, these terms refer to the oldest annuitant.

Upon annuitization, Income ON Demand and any elected optional death benefit rider automatically terminate.

Income ON Demand allows you to withdraw a guaranteed amount each year, beginning at age 59½, until the death of any Owner, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be used for later withdrawals. The amount you can withdraw each year can be increased or decreased as described below under “Determining Your Stored Income Balance.”

In addition, if you make no withdrawals during the first 10 Contract Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in Income ON Demand, you may not make Purchase Payments after the first year following your Issue Date. After the first Contract Anniversary, any Purchase Payments submitted by an Owner while participating in Income ON Demand will be treated as “Not in Good Order” and returned to the Owner, unless the Owner instructs us to terminate his participation in the rider.

To participate in Income ON Demand, all of your Account Value must be invested in a Designated Fund at all times during the term of Income ON Demand. (The term of Income ON Demand is for life, unless your Income Benefit Base is reduced to zero or Income ON Demand is terminated or cancelled as described in this Appendix under “Cancellation of Income ON Demand,” “Depleting Your Account Value,” and “Annuitization Under Income ON Demand.”) See “Designated Funds” in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	decreased following any withdrawals you take prior to becoming age 59½;

●	decreased following any withdrawals you take after becoming age 59½, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

●	increased by any step-ups as described under “Step-Up Under Income ON Demand” in this Appendix;

●
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under “How Income ON Demand Works”; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

●	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

●	increases on each Contract Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

●	decreases by the amount of any withdrawals you take, and

●	decreases by the amount you use in exercising your “one-time” option to increase your Income Benefit Base (described below under “How Income ON Demand Works”).

How Income ON Demand Works

Under the terms of Income ON Demand, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel the Rider. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are at least age 59½ without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease your total Income ON Demand Benefit, as described further in this Appendix under “Withdrawals Under Income ON Demand” and “Tenth-Year Credit.” Note also that investing in any Fund, other than a Designated Fund, will cancel Income ON Demand as described under “Cancellation of Income ON Demand” in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a “one-time” increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59½ without affecting your Income Benefit Base. If, at any time after age 59½ and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn, and

●	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Contract Anniversary and the Contract Anniversary following your 70th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

●	your Annual Income Amount will be reset on your next Contract Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this “one-time” option, your new Annual Income Amount will be added to your Stored Income Balance on each Contract Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how Income ON Demand works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in Income ON Demand. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Contract Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under Income ON Demand

     Withdrawals After Age 59½

Starting at age 59½, you may take annual withdrawals up to your Stored Income Balance without affecting your benefits under Income ON Demand. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59½ are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract,

●	your Stored Income Balance, or

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Considerations”).

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Contract Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

     Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Contract Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce your benefits under Income ON Demand. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$1,000	→	$1,000
12	$1,000	→	$2,000
13	$1,000	→	$3,000
14	$1,000	→	$4,000
15	$1,000	→	$5,000

     Withdrawals Prior to Age 59½ (Early Withdrawals)

All withdrawals taken before age 59½, including any “free withdrawal amounts,” will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59½ will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early withdrawals could severely reduce (or even exhaust) your benefits under Income ON Demand. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 54 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in Income ON Demand. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under Income ON Demand do not begin to accrue until the first Contract Anniversary after your 59th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Contract Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Contract Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000

In addition to reducing your benefits under Income ON Demand, any withdrawal before age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an “excess withdrawal” or an “early withdrawal” (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as Income ON Demand, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but Income ON Demand will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Contract Anniversary after your Account Value goes to zero and continue for as long as you live. If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”), if you have not already exercised this one-time option as described in this Appendix under “How Income ON Demand Works,” or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of Income ON Demand

If you elected Income ON Demand, we will deduct a quarterly fee from your Account Value (“Income ON Demand Fee”). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter. The maximum Income ON Demand Fee you can pay in any one Contract Year is equal to 0.65% of the highest Income ON Demand Benefit Base at any point in that Contract Year.

Your Income ON Demand Fee will not change during a Contract Year, unless you take one of three specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you make a withdrawal prior to age 59½ or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during a Contract Year. However, as stated in this Appendix under “Step-Up Under Income ON Demand,” favorable investment performance may cause the Income Benefit Base to increase on a Contract Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under “Cancellation of Income ON Demand” in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Contract Years, on your tenth Contract Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under Income ON Demand

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

●
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up Income ON Demand. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under Income ON Demand will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Cancellation of Income ON Demand

Should you decide that Income ON Demand is no longer appropriate for you, you may cancel it. Upon cancellation, all benefits and charges under Income ON Demand shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” Income ON Demand will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel Income ON Demand.

Death of Owner Under Income ON Demand

Income ON Demand terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Rider on the original Contract (assuming that, at the time of such election, Income ON Demand is available to new Owners and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Annuitization Under Income ON Demand

Under the terms of Income ON Demand, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as Income ON Demand. When you elect to participate in Income ON Demand, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefits under Income ON Demand, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under Income ON Demand as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in Income ON Demand, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see “Withdrawals Under Income ON Demand”), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the Prospectus to which this Appendix is attached.

APPENDIX K -
Income ON Demand® II

The optional living benefit rider known as Income ON Demand II (“IOD II”) was available for Contracts issued after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II. IOD II is no longer available for sale on new Contracts.

To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Contract Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your cost for IOD II.

First Withdrawal Date:
Your Issue Date if you are at least age 59 at issue, otherwise the first Contract Anniversary after you attain age 59. For joint-life coverage, it is your Issue Date if the younger spouse is at least age 63 at issue, otherwise the first Contract Anniversary after the younger spouse attains age 63.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your First Withdrawal Date and ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Owner or the surviving spouse of the oldest Owner, as described under the sections entitled “Death of Owner Under IOD II with Single-Life Coverage” and “Death of Owner Under IOD II with Joint-Life Coverage.” In the case of a non-natural Owner, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II and any elected optional death benefit rider automatically terminate.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Owner if single-life coverage is elected (or until the death of both the Owner and the Owner's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Contract Year will remain in the Stored Income Balance and can be used later.

If you are participating in IOD II, you may not make Purchase Payments after the first year following your Issue Date. After the first Contract Anniversary, any Purchase Payments submitted by an Owner while participating in IOD II will be returned to the Owner, unless the Owner instructs us to terminate participation in IOD II.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described in this Appendix under “Cancellation of IOD II,” “Depleting Your Account Value,” and “Annuitization Under IOD II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Owner Under IOD II with Single-Life Coverage” and “Death of Owner Under IOD II with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Contract Anniversary by any step-ups as described under “Step-Up Under IOD II” in this Appendix;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Works” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Contract Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Works”).

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Contract Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.)Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. Values shown are as of the beginning of the Contract Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Contract Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Contract Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Contract Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Contract Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II, as described further in this Appendix under “Withdrawals Under IOD II.” Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under “Cancellation of IOD II” in this Appendix.

Withdrawals Under IOD II

     Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without affecting your benefits under IOD II. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Considerations”).

     Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Contract Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Contract Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II.

    Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base will be reduced using the following formula:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II.

In addition to reducing your benefits under IOD II, any withdrawal before age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Owner Under IOD II with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elect IOD II, we will deduct a quarterly fee from your Account Value (“IOD II Fee”). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Contract Year, your Fee Base is equal to your Income Benefit Base.  On each Contract Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Contract Anniversary. Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Contract Anniversary. However, we will recalculate your Fee Base between Contract Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Contract Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Contract Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Contract Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year

1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Contract Year you take a $20,000 withdrawal. At the beginning of your fifth Contract Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Contract Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during a Contract Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Fee Base and thus your IOD II Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Contract Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described below under “Step-Up Under IOD II.”

The investment performance of the Designated Funds will not affect your IOD II Fee during a Contract Year. However, as stated below under “Step-Up Under IOD II,” favorable investment performance may cause the Income Benefit Base to increase on a Contract Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under “Cancellation of IOD II” in this Appendix.

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Contract Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Contract Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Contract Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Contract Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Contract Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Because you elected single-life coverage and the withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Owner dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Owner, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Owner Under IOD II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 63 on the Issue Date. Otherwise it will begin on the first Contract Anniversary after the younger spouse attains (or would have attained) age 63. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 63 at issue. Otherwise it will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 63.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If an Owner remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

* Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 90th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II.

Death of Owner Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new percentage rate used to calculate the IOD II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of Owner Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of an Owner on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if an Owner dies while participating in IOD II, the provisions of the section titled “Death of Owner Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Owners dies, IOD II will continue, provided that the surviving spouse, as the sole primary Beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Contract Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II”);

●	on each Contract Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Owner.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Owner's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II. When you elect to participate in IOD II, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the prospectus to which this Appendix is attached.

APPENDIX L -
Income ON Demand® II Plus

The optional living benefit rider known as Income ON Demand II Plus (“IOD II Plus”) was available for Contracts issued after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II Plus. IOD II Plus is no longer available for sale on new Contracts.

IOD II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Contract Anniversary, beginning on the First Withdrawal Date.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:
Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Contract Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your cost for IOD II Plus.

First Withdrawal Date:
Your Issue Date if you are at least age 59 at issue, otherwise the first Contract Anniversary after you attain age 59. For joint-life coverage, it is your Issue Date if the younger spouse is at least age 63 at issue, otherwise the first Contract Anniversary after the younger spouse attains age 63.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:
The amount on which bonuses are calculated. The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:
A ten-year period commencing on the First Withdrawal Date. If you “step-up” IOD II Plus, (described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:
A period beginning on the later of the first Contract Anniversary or the end of your IOD II Plus Bonus Period or the first Contract Anniversary following your 59th birthday, or for joint-life coverage the 63rd birthday of the younger spouse, and ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Owner or the surviving spouse of the oldest Owner, as described under the sections entitled “Death of Owner Under IOD II Plus with Single-Life Coverage” and “Death of Owner Under IOD II Plus with Joint-Life Coverage.” In the case of a non-natural Owner, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II Plus and any elected optional death benefit rider automatically terminate.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Owner if single-life coverage is elected (or until the death of both the Owner and the Owner's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in a Contract Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% (6% if joint-life coverage is elected) of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at anytime as long as you have reached at least age 59. The Stored Income Period will begin on the first Contract Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Annuity Service Address, which is set forth at the beginning of this Prospectus.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% (6% if joint-life coverage is elected) of your IOD II Plus Bonus Base. Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may not make Purchase Payments after the first year following your Issue Date. After the first Contract Anniversary, any Purchase Payments submitted by an Owner while participating in IOD II Plus will be returned to the Owner, unless the Owner instructs us to terminate participation in IOD II Plus.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described in this Appendix under “Cancellation of IOD II Plus,” “Depleting Your Account Value,” and “Annuitization Under IOD II Plus.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Owner Under IOD II Plus with Single-Life Coverage” and “Death of Owner Under IOD II Plus with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Contract Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

●	increased on each Contract Anniversary by any step-ups as described under “Step-Up Under IOD II Plus” in this Appendix;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Plus Works” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described in this Appendix under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased on each Contract Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Plus Works”).

How IOD II Plus Works

     Prior to the IOD II Plus Bonus Period

Prior to the IOD II Plus Bonus Period, the Income Benefit Base and the IOD II Plus Bonus Base will be eligible for step-ups. (See “Step-Up Under IOD II Plus” in this Appendix.)

     During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% (6% if joint-life coverage is elected) of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under IOD II Plus” in this Appendix.) In this way, if you defer taking withdrawals during your early Contract Years, you will be able to take larger withdrawals in later Contract Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Contract Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Contract Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Plus.

     During the Stored Income Period

During the Stored Income Period on each Contract Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero, and your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel IOD II Plus.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Contract Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years. The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Contract Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Values are shown as of the beginning of the Contract Year, except for the bonus which occurs at the end of the Contract Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance

1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Contract Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Contract Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance

5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Contract Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Contract Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease your benefits under IOD II Plus, as described further under “Withdrawals Under IOD II Plus.” Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under “Cancellation of IOD II Plus” in this Appendix.

Withdrawals Under IOD II Plus

     Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without affecting your benefits under IOD II Plus. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus (a 6% bonus if joint-life is elected) during any Contract Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Considerations”).

     Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulae:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – AIA

Your new IOD II Plus Bonus Base =	BB x	(	AV – WD	)
AV – AIA

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AIA =	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Contract Year.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero.  In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Contract Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Contract Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Contract Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$50,000	$0
6	$40,000	$62,551	$3,128	$0	$3,128
7	$40,000	$62,551	$3,128	$0	$6,256
8	$40,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 – $50,000)	= $62,551
$90,000 – $17,100

Excess Withdrawals taken in a down market could severely reduce your benefits under IOD II Plus.

    Early Withdrawals

Any withdrawals, including any “free withdrawal amounts,” taken before the First Withdrawal Date are Early Withdrawals. Both your Income Benefit Base and IOD II Plus Bonus Base will be reduced according to the following formulae:

Your new IOD II Plus Bonus Base =	BB x	(	AV - WD	)
AV

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce your benefits under IOD II Plus.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an Early Withdrawal or an Excess Withdrawal (as described above), your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero. Therefore, your Contract, as well as your benefits under IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Owner Under IOD II Plus with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain tax consequences. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elect IOD II Plus, we will deduct a quarterly fee from your Account Value (“IOD II Plus Fee”). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375% of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Contract Year, your Fee Base is equal to your Income Benefit Base. On each Contract Anniversary, the Fee Base is recalculated. Before the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than you current Fee Base. During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Contract Anniversary. Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Contract Anniversary. However, we will recalculate your Fee Base between Contract Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Contract Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA =	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Contract Year.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Contract Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000). At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Contract Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). Values are shown as of the beginning of the Contract Year. At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700.

During the IOD II Plus Bonus Period (Contract Years 1and 2), the Fee Base is set equal to your Income Benefit Base. During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Contract Year you take a $11,400 withdrawal. At the beginning of your fifth Contract Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($5,700) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Contract Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Contract Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Plus Fee will not change during a Contract Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Fee Base and thus your IOD II Plus Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Contract Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described below under “Step-Up Under IOD II Plus.”

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during a Contract Year. However, as stated below under “Step-Up Under IOD II Plus,” favorable investment performance may cause the Income Benefit Base to increase on a Contract Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under “Cancellation of IOD II Plus” in this Appendix.

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Contract Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Insurance and Annuity Company of New York or its affiliates.)

●
If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Contract Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base.

●
If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Contract Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step-up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$5,659	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.
If you make an additional Purchase Payment during your first Contract Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$163,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Because you elected single-life coverage and the withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any withdrawals taken in that Contract Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Income Amount less any withdrawals taken in that Contract Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Contract Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Contract Year two. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base). Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Contract Year two are $105,000, $111,000, $116,000, and $120,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $120,000. Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000

Stored Income Balance at end of fourth quarter		$5,650
Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Owner dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Owner, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Owner Under IOD II Plus with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the First Withdrawal Date, IOD II Plus Bonus Period, and Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 63. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) During your IOD II Plus Bonus Period, any applicable bonuses will be equal to 6% of your IOD II Plus Bonus Base. On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 63 at issue. Otherwise it will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 63.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If an Owner remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II Plus will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

* Note that the maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 90th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II Plus.

Death of Owner Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Plus Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance, if any, on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Plus Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Plus Fee;

●	the new Income Benefit Base and your new IOD II Plus Bonus Base will each be equal to the Account Value after any Death Benefit has been credited; and

●	the new IOD II Plus Bonus Period will begin on the new First Withdrawal Date.

Death of Owner Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of an Owner on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if an Owner dies while participating in IOD II Plus, the provisions of the section titled “Death of Owner Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Owners dies, IOD II Plus will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the IOD II Plus Bonus Period (if already begun) will remain unchanged;

●	the Stored Income Balance, if any, will remain unchanged;

●
the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Contract Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Plus” in this Appendix);

●	on each Contract Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Owner.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Owner's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit, such as IOD II Plus. When you elect to participate in IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II Plus, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these considerations, please refer to “TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders” in the prospectus to which this Appendix is attached.

APPENDIX M -
Build Your Portfolio

This Appendix sets forth the Funds and percentage limits that constitute the “build your portfolio” program. This program is more fully described under “BUILD YOUR PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefit riders. For Contracts purchased prior to February 17, 2009, the allocation percentage limits available at issue continue to be applicable: Fixed Income Funds - 25% to 80%; Asset Allocation Funds - 0% to 75%; Core Equity Funds - 0% to 75%; Growth Equity Funds - 0% to 30%; and Specialty Funds - 0% to 10%. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%

PIMCO Total Return Portfolio[4]	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund All Value Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
Sun Capital Investment Grade Bond Fund®	Fidelity® Variable Insurance Products Balanced Portfolio	MFS® Value Portfolio	SCSM Oppenheimer Main Street Small Cap Fund	MFS® High Yield Portfolio[4]
MFS® Government Securities Portfolio	Franklin Income Securities Fund	Van Kampen Life Investment Trust Comstock Portfolio	MFS® Growth Portfolio[2]	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Templeton Founding Funds Allocation Fund[5]	Mutual Shares Securities Fund	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
PIMCO Real Return Portfolio[4]	MFS® Total Return Portfolio	MFS® Utilities Portfolio	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO CommodityRealReturnTM Strategy Portfolio
MFS® Money Market Portfolio[3]	Oppenheimer Balanced Fund/VA	MFS® Blended Research Core Equity Portfolio[2]	Oppenheimer Main St. Small Cap Fund/VA2	Templeton Developing Markets Securities Fund[3]
Sun Capital Money Market Fund®	Universal Institutional Fund Inc. - Equity and Income Portfolio	MFS® Global Research Portfolio[2]	MFS® New Discovery Portfolio[2]	MFS® Emerging Markets Equity Portfolio
SCSM Goldman Sachs Short Duration Fund	Fidelity® Variable Insurance Products Fund Freedom 2010 Portfolio[4]	MFS® Core Equity Portfolio	MFS® Mass Investors Growth Stock Portfolio[2]	MFS® Strategic Income Portfolio[1]
SCSM PIMCO Total Return Fund	Fidelity® Variable Insurance Products Fund Freedom 2015 Portfolio	SCSM Davis Venture Value Fund	MFS® International Value Portfolio	SCSM PIMCO High Yield Fund
SCSM BlackRock Inflation Protected Bond Fund	Fidelity® Variable Insurance Products Fund Freedom 2020 Portfolio	Oppenheimer Main St. Fund®/VA4	Templeton Foreign Securities Fund[3]	Lazard Retirement Emerging Markets Equity Portfolio
	SCSM Ibbotson Moderate Fund	MFS® Strategic Value Portfolio[1]	MFS® Research International Portfolio	PIMCO All Asset Portfolio[3]
	SCSM Ibbotson Balanced Fund	MFS® Mid Cap Value Portfolio[1]	Templeton Growth Securities Fund
	SCSM Ibbotson Growth Fund	SCSM Lord Abbett Growth & Income Fund	First Eagle Overseas Variable Fund
	BlackRock Global Allocation V.I. Fund	SCSM Goldman Sachs Mid Cap Value Fund	Oppenheimer Global Securities Fund/VA
		AllianceBernstein Wealth Appreciation Strategy Portfolio	Columbia Marsico International Opportunities Fund, Variable Series
		SCSM Oppenheimer Large Cap Core Fund	Fidelity® Variable Insurance Products Fund Mid Cap Portfolio
MFS® International Growth Portfolio
SCSM WMC Large Cap Growth Fund
Columbia Marsico Growth Fund, Variable Series
Columbia Marsico 21st Century Fund, Variable Series
MFS® Capital Appreciation Portfolio[1]
MFS® Mid Cap Growth Portfolio[1]
MFS® Global Growth Portfolio[1]

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%

SCSM WMC Blue Chip Mid Cap Fund
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Universal Institutional Funds Inc. - Mid Cap Value Portfolio
AllianceBernstein International Growth Portfolio
AllianceBernstein International Value Portfolio[4]
Fidelity® Variable Insurance Products Fund Contrafund® Portfolio
SCSM AllianceBernstein International Value Fund
SCSM Dreman Small Cap Value Fund
SCSM AIM Small Cap Growth Fund

1 Only available if you purchased your Contract before February 2, 2004.
2 Only available if you purchased your Contract before March 5, 2007.
3 Only available if you purchased your Contract before March 10, 2008.
4 Only available if you purchased your Contract before October 20, 2008.
5 Only available if you purchased your Contract before February 17, 2009.

APPENDIX N -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS CHOICE NY should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

AllianceBernstein International Growth Portfolio	01	2008	10.0000	5.6893	0

AllianceBernstein International Growth Portfolio	02	2008	10.0000	5.6799	778

AllianceBernstein International Growth Portfolio	03	2008	10.0000	5.6775	0

AllianceBernstein International Growth Portfolio	04	2008	10.0000	5.6705	0

AllianceBernstein International Growth Portfolio	05	2008	10.0000	5.6611	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	01	2008	10.0000	7.6836	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	02	2008	10.0000	7.6710	4,364

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	03	2008	10.0000	7.6678	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	04	2008	10.0000	7.6583	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	05	2008	10.0000	7.6456	0

AllianceBernstein VPS International Value Portfolio B Share	01	2008	10.0000	5.3843	116,110

AllianceBernstein VPS International Value Portfolio B Share	02	2008	10.0000	5.3754	20,378

AllianceBernstein VPS International Value Portfolio B Share	03	2008	10.0000	5.3732	0

AllianceBernstein VPS International Value Portfolio B Share	04	2008	10.0000	5.3665	8,180

AllianceBernstein VPS International Value Portfolio B Share	05	2008	10.0000	5.3576	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	01	2008	10.0000	6.5929	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	02	2008	10.0000	6.5820	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	03	2008	10.0000	6.5793	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	04	2008	10.0000	6.5712	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	05	2008	10.0000	6.5603	0

BlackRock Global Allocation	01	2008	10.0000	10.0780	5,712

BlackRock Global Allocation	02	2008	10.0000	10.0740	0

BlackRock Global Allocation	03	2008	10.0000	10.0730	0

BlackRock Global Allocation	04	2008	10.0000	10.0700	0

BlackRock Global Allocation	05	2008	10.0000	10.0659	0

Columbia Marsico 21st Century Class B	01	2008	12.1788	6.7559	135,463
Columbia Marsico 21st Century Class B	01	2007	10.0000	12.1788	38,054

Columbia Marsico 21st Century Class B	02	2008	12.1584	6.7308	45,033
Columbia Marsico 21st Century Class B	02	2007	10.0000	12.1584	20,798

Columbia Marsico 21st Century Class B	03	2008	12.1534	6.7246	0
Columbia Marsico 21st Century Class B	03	2007	10.0000	12.1534	0

Columbia Marsico 21st Century Class B	04	2008	12.1381	6.7058	5,875
Columbia Marsico 21st Century Class B	04	2007	10.0000	12.1381	0

Columbia Marsico 21st Century Class B	05	2008	12.1177	6.6809	0
Columbia Marsico 21st Century Class B	05	2007	10.0000	12.1177	0

Columbia Marsico Growth Class B	01	2008	11.8174	7.0418	1,751
Columbia Marsico Growth Class B	01	2007	10.0000	11.8174	0

Columbia Marsico Growth Class B	02	2008	11.7977	7.0157	4,512
Columbia Marsico Growth Class B	02	2007	10.0000	11.7977	3,751

Columbia Marsico Growth Class B	03	2008	11.7927	7.0092	0
Columbia Marsico Growth Class B	03	2007	10.0000	11.7927	0

Columbia Marsico Growth Class B	04	2008	11.7779	6.9897	0
Columbia Marsico Growth Class B	04	2007	10.0000	11.7779	0

Columbia Marsico Growth Class B	05	2008	11.7582	6.9637	0
Columbia Marsico Growth Class B	05	2007	10.0000	11.7582	0

Columbia Marsico International Opp fund, Variable Fund	01	2008	12.4885	6.3459	6,179
Columbia Marsico International Opp fund, Variable Fund	01	2007	10.0000	12.4885	1,863

Columbia Marsico International Opp fund, Variable Fund	02	2008	12.4676	6.3224	11,868
Columbia Marsico International Opp fund, Variable Fund	02	2007	10.0000	12.4676	3,273

Columbia Marsico International Opp fund, Variable Fund	03	2008	12.4624	6.3166	0
Columbia Marsico International Opp fund, Variable Fund	03	2007	10.0000	12.4624	0

Columbia Marsico International Opp fund, Variable Fund	04	2008	12.4468	6.2989	0
Columbia Marsico International Opp fund, Variable Fund	04	2007	10.0000	12.4468	0

Columbia Marsico International Opp fund, Variable Fund	05	2008	12.4259	6.2755	0
Columbia Marsico International Opp fund, Variable Fund	05	2007	10.0000	12.4259	0

Fidelity VIP Balanced Svc2	01	2008	10.7604	6.9898	12,333
Fidelity VIP Balanced Svc2	01	2007	10.0000	10.7604	1,032

Fidelity VIP Balanced Svc2	02	2008	10.7424	6.9639	8,358
Fidelity VIP Balanced Svc2	02	2007	10.0000	10.7424	1,349

Fidelity VIP Balanced Svc2	03	2008	10.7379	6.9575	0
Fidelity VIP Balanced Svc2	03	2007	10.0000	10.7379	0

Fidelity VIP Balanced Svc2	04	2008	10.7244	6.9381	0
Fidelity VIP Balanced Svc2	04	2007	10.0000	10.7244	0

Fidelity VIP Balanced Svc2	05	2008	10.7064	6.9123	0
Fidelity VIP Balanced Svc2	05	2007	10.0000	10.7064	0

Fidelity VIP Contrafund Portfolio	01	2008	10.0000	6.6758	40,976

Fidelity VIP Contrafund Portfolio	02	2008	10.0000	6.6647	43,650

Fidelity VIP Contrafund Portfolio	03	2008	10.0000	6.6620	0

Fidelity VIP Contrafund Portfolio	04	2008	10.0000	6.6537	0

Fidelity VIP Contrafund Portfolio	05	2008	10.0000	6.6427	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2008	11.9301	8.8065	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2007	11.1547	11.9301	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2006	10.3184	11.1547	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2005	10.0000	10.3184	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2008	11.8777	8.7500	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2007	11.1285	11.8777	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2006	10.3150	11.1285	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2005	10.0000	10.3150	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2008	11.8646	8.7359	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2007	11.1219	11.8646	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2006	10.3141	11.1219	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2005	10.0000	10.3141	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2008	11.8255	8.6938	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2007	11.1022	11.8255	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2006	10.3115	11.1022	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2005	10.0000	10.3115	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2008	11.7734	8.6378	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2007	11.0760	11.7734	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2006	10.3081	11.0760	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2005	10.0000	10.3081	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2008	12.2281	8.7698	2,545
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2007	11.3650	12.2281	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2006	10.3936	11.3650	6,462
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2005	10.0000	10.3936	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2008	12.1744	8.7136	983
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2007	11.3382	12.1744	69
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2006	10.3902	11.3382	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2005	10.0000	10.3902	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2008	12.1611	8.6995	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2007	11.3316	12.1611	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2006	10.3893	11.3316	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2005	10.0000	10.3893	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2008	12.1209	8.6576	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2007	11.3115	12.1209	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2006	10.3867	11.3115	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2005	10.0000	10.3867	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2008	12.0675	8.6018	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2007	11.2848	12.0675	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2006	10.3832	11.2848	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2005	10.0000	10.3832	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2008	12.4735	8.2685	27,714
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2007	11.4990	12.4735	18,354
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2006	10.4346	11.4990	429
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2005	10.0000	10.4346	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2008	12.4188	8.2155	18,798
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2007	11.4719	12.4188	18,442
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2006	10.4311	11.4719	18,096
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2005	10.0000	10.4311	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2008	12.4052	8.2023	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2007	11.4652	12.4052	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2006	10.4302	11.4652	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2005	10.0000	10.4302	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2008	12.3642	8.1627	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2007	11.4449	12.3642	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2006	10.4276	11.4449	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2005	10.0000	10.4276	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2008	12.3098	8.1101	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2007	11.4178	12.3098	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2006	10.4241	11.4178	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2005	10.0000	10.4241	0

Fidelity VIP Mid Cap Svc2	01	2008	11.7120	6.9773	162,861
Fidelity VIP Mid Cap Svc2	01	2007	10.0000	11.7120	94,985

Fidelity VIP Mid Cap Svc2	02	2008	11.6924	6.9515	76,301
Fidelity VIP Mid Cap Svc2	02	2007	10.0000	11.6924	44,983

Fidelity VIP Mid Cap Svc2	03	2008	11.6875	6.9450	0
Fidelity VIP Mid Cap Svc2	03	2007	10.0000	11.6875	0

Fidelity VIP Mid Cap Svc2	04	2008	11.6728	6.9257	1,383
Fidelity VIP Mid Cap Svc2	04	2007	10.0000	11.6728	0

Fidelity VIP Mid Cap Svc2	05	2008	11.6532	6.8999	0
Fidelity VIP Mid Cap Svc2	05	2007	10.0000	11.6532	0

First Eagle Overseas Variable Fund	01	2008	10.6798	8.5521	82,567
First Eagle Overseas Variable Fund	01	2007	10.0000	10.6798	24,025

First Eagle Overseas Variable Fund	02	2008	10.6619	8.5204	88,199
First Eagle Overseas Variable Fund	02	2007	10.0000	10.6619	36,108

First Eagle Overseas Variable Fund	03	2008	10.6574	8.5125	0
First Eagle Overseas Variable Fund	03	2007	10.0000	10.6574	0

First Eagle Overseas Variable Fund	04	2008	10.6440	8.4888	0
First Eagle Overseas Variable Fund	04	2007	10.0000	10.6440	0

First Eagle Overseas Variable Fund	05	2008	10.6262	8.4573	0
First Eagle Overseas Variable Fund	05	2007	10.0000	10.6262	0

FRANKLIN Income Securities Class 2	01	2008	10.2071	7.0827	51,877
FRANKLIN Income Securities Class 2	01	2007	10.0000	10.2071	13,908

FRANKLIN Income Securities Class 2	02	2008	10.1900	7.0565	63,265
FRANKLIN Income Securities Class 2	02	2007	10.0000	10.1900	23,373

FRANKLIN Income Securities Class 2	03	2008	10.1857	7.0500	0
FRANKLIN Income Securities Class 2	03	2007	10.0000	10.1857	0

FRANKLIN Income Securities Class 2	04	2008	10.1729	7.0303	0
FRANKLIN Income Securities Class 2	04	2007	10.0000	10.1729	0

FRANKLIN Income Securities Class 2	05	2008	10.1559	7.0042	0
FRANKLIN Income Securities Class 2	05	2007	10.0000	10.1559	0

Franklin Small Cap Value Securities Fund	01	2008	16.1533	10.6732	12,207
Franklin Small Cap Value Securities Fund	01	2007	16.7748	16.1533	19,260
Franklin Small Cap Value Securities Fund	01	2006	14.5354	16.7748	13,837
Franklin Small Cap Value Securities Fund	01	2005	13.5462	14.5354	1,952
Franklin Small Cap Value Securities Fund	01	2004	11.0969	13.5462	1,348
Franklin Small Cap Value Securities Fund	01	2003	10.0000	11.0969	0

Franklin Small Cap Value Securities Fund	02	2008	16.0169	10.5615	16,633
Franklin Small Cap Value Securities Fund	02	2007	16.6671	16.0169	13,732
Franklin Small Cap Value Securities Fund	02	2006	14.4714	16.6671	6,011
Franklin Small Cap Value Securities Fund	02	2005	13.5138	14.4714	435
Franklin Small Cap Value Securities Fund	02	2004	11.0929	13.5138	393
Franklin Small Cap Value Securities Fund	02	2003	10.0000	11.0929	0

Franklin Small Cap Value Securities Fund	03	2008	15.9829	10.5338	0
Franklin Small Cap Value Securities Fund	03	2007	16.6403	15.9829	0
Franklin Small Cap Value Securities Fund	03	2006	14.4554	16.6403	0
Franklin Small Cap Value Securities Fund	03	2005	13.5058	14.4554	0
Franklin Small Cap Value Securities Fund	03	2004	11.0919	13.5058	0
Franklin Small Cap Value Securities Fund	03	2003	10.0000	11.0919	0

Franklin Small Cap Value Securities Fund	04	2008	15.8813	10.4508	665
Franklin Small Cap Value Securities Fund	04	2007	16.5600	15.8813	771
Franklin Small Cap Value Securities Fund	04	2006	14.4075	16.5600	1,266
Franklin Small Cap Value Securities Fund	04	2005	13.4815	14.4075	1,235
Franklin Small Cap Value Securities Fund	04	2004	11.0889	13.4815	1,299
Franklin Small Cap Value Securities Fund	04	2003	10.0000	11.0889	0

Franklin Small Cap Value Securities Fund	05	2008	15.7467	10.3410	0
Franklin Small Cap Value Securities Fund	05	2007	16.4533	15.7467	0
Franklin Small Cap Value Securities Fund	05	2006	14.3438	16.4533	0
Franklin Small Cap Value Securities Fund	05	2005	13.4491	14.3438	0
Franklin Small Cap Value Securities Fund	05	2004	11.0849	13.4491	0
Franklin Small Cap Value Securities Fund	05	2003	10.0000	11.0849	0

FRANKLIN Strategic Income Securities Class 2	01	2008	10.3658	9.0765	9,776
FRANKLIN Strategic Income Securities Class 2	01	2007	10.0000	10.3658	839

FRANKLIN Strategic Income Securities Class 2	02	2008	10.3485	9.0429	4,596
FRANKLIN Strategic Income Securities Class 2	02	2007	10.0000	10.3485	289

FRANKLIN Strategic Income Securities Class 2	03	2008	10.3442	9.0345	0
FRANKLIN Strategic Income Securities Class 2	03	2007	10.0000	10.3442	0

FRANKLIN Strategic Income Securities Class 2	04	2008	10.3312	9.0094	0
FRANKLIN Strategic Income Securities Class 2	04	2007	10.0000	10.3312	0

FRANKLIN Strategic Income Securities Class 2	05	2008	10.3139	8.9759	0
FRANKLIN Strategic Income Securities Class 2	05	2007	10.0000	10.3139	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	01	2008	10.0000	7.0549	52,081

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	02	2008	10.0000	7.0432	12,083

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	03	2008	10.0000	7.0403	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	04	2008	10.0000	7.0316	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	05	2008	10.0000	7.0200	0

Lazard Retirement Emerging Markets Portfolio Service Class	01	2008	10.0000	5.5167	16,430

Lazard Retirement Emerging Markets Portfolio Service Class	02	2008	10.0000	5.5076	7,832

Lazard Retirement Emerging Markets Portfolio Service Class	03	2008	10.0000	5.5054	0

Lazard Retirement Emerging Markets Portfolio Service Class	04	2008	10.0000	5.4985	1,763

Lazard Retirement Emerging Markets Portfolio Service Class	05	2008	10.0000	5.4894	0

Lord Abbett All Value Portfolio	01	2008	14.9013	10.4850	15,238
Lord Abbett All Value Portfolio	01	2007	14.1549	14.9013	32,658
Lord Abbett All Value Portfolio	01	2006	12.5156	14.1549	25,620
Lord Abbett All Value Portfolio	01	2005	11.8619	12.5156	870
Lord Abbett All Value Portfolio	01	2004	10.3919	11.8619	0
Lord Abbett All Value Portfolio	01	2003	10.0000	10.3919	0

Lord Abbett All Value Portfolio	02	2008	14.7789	10.3777	27,582
Lord Abbett All Value Portfolio	02	2007	14.0673	14.7789	26,590
Lord Abbett All Value Portfolio	02	2006	12.4634	14.0673	12,733
Lord Abbett All Value Portfolio	02	2005	11.8363	12.4634	542
Lord Abbett All Value Portfolio	02	2004	10.3906	11.8363	161
Lord Abbett All Value Portfolio	02	2003	10.0000	10.3906	0

Lord Abbett All Value Portfolio	03	2008	14.7485	10.3510	0
Lord Abbett All Value Portfolio	03	2007	14.0454	14.7485	0
Lord Abbett All Value Portfolio	03	2006	12.4503	14.0454	0
Lord Abbett All Value Portfolio	03	2005	11.8299	12.4503	0
Lord Abbett All Value Portfolio	03	2004	10.3903	11.8299	0
Lord Abbett All Value Portfolio	03	2003	10.0000	10.3903	0

Lord Abbett All Value Portfolio	04	2008	14.6573	10.2713	790
Lord Abbett All Value Portfolio	04	2007	13.9800	14.6573	1,141
Lord Abbett All Value Portfolio	04	2006	12.4112	13.9800	349
Lord Abbett All Value Portfolio	04	2005	11.8106	12.4112	0
Lord Abbett All Value Portfolio	04	2004	10.3893	11.8106	0
Lord Abbett All Value Portfolio	04	2003	10.0000	10.3893	0

Lord Abbett All Value Portfolio	05	2008	14.5365	10.1658	0
Lord Abbett All Value Portfolio	05	2007	13.8932	14.5365	0
Lord Abbett All Value Portfolio	05	2006	12.3592	13.8932	0
Lord Abbett All Value Portfolio	05	2005	11.7851	12.3592	0
Lord Abbett All Value Portfolio	05	2004	10.3880	11.7851	0
Lord Abbett All Value Portfolio	05	2003	10.0000	10.3880	0

Lord Abbett Series Fund Growth and Income	01	2008	14.6150	9.1659	421,956
Lord Abbett Series Fund Growth and Income	01	2007	14.3237	14.6150	359,849
Lord Abbett Series Fund Growth and Income	01	2006	12.3806	14.3237	206,160
Lord Abbett Series Fund Growth and Income	01	2005	12.1549	12.3806	129,595
Lord Abbett Series Fund Growth and Income	01	2004	10.9378	12.1549	32,147
Lord Abbett Series Fund Growth and Income	01	2003	10.0000	10.9378	0

Lord Abbett Series Fund Growth and Income	02	2008	14.4916	9.0700	222,673
Lord Abbett Series Fund Growth and Income	02	2007	14.2317	14.4916	182,215
Lord Abbett Series Fund Growth and Income	02	2006	12.3260	14.2317	114,627
Lord Abbett Series Fund Growth and Income	02	2005	12.1258	12.3260	75,752
Lord Abbett Series Fund Growth and Income	02	2004	10.9338	12.1258	25,463
Lord Abbett Series Fund Growth and Income	02	2003	10.0000	10.9338	0

Lord Abbett Series Fund Growth and Income	03	2008	14.4609	9.0462	0
Lord Abbett Series Fund Growth and Income	03	2007	14.2088	14.4609	0
Lord Abbett Series Fund Growth and Income	03	2006	12.3124	14.2088	0
Lord Abbett Series Fund Growth and Income	03	2005	12.1186	12.3124	0
Lord Abbett Series Fund Growth and Income	03	2004	10.9328	12.1186	0
Lord Abbett Series Fund Growth and Income	03	2003	10.0000	10.9328	0

Lord Abbett Series Fund Growth and Income	04	2008	14.3689	8.9749	59,450
Lord Abbett Series Fund Growth and Income	04	2007	14.1402	14.3689	65,993
Lord Abbett Series Fund Growth and Income	04	2006	12.2716	14.1402	66,380
Lord Abbett Series Fund Growth and Income	04	2005	12.0968	12.2716	70,777
Lord Abbett Series Fund Growth and Income	04	2004	10.9299	12.0968	70,374
Lord Abbett Series Fund Growth and Income	04	2003	10.0000	10.9299	143

Lord Abbett Series Fund Growth and Income	05	2008	14.2471	8.8806	1,146
Lord Abbett Series Fund Growth and Income	05	2007	14.0490	14.2471	932
Lord Abbett Series Fund Growth and Income	05	2006	12.2173	14.0490	1,205
Lord Abbett Series Fund Growth and Income	05	2005	12.0677	12.2173	1,641
Lord Abbett Series Fund Growth and Income	05	2004	10.9259	12.0677	1,631
Lord Abbett Series Fund Growth and Income	05	2003	10.0000	10.9259	0

Lord Abbett Series Fund Growth Opportunities	01	2008	14.7298	8.9732	44,232
Lord Abbett Series Fund Growth Opportunities	01	2007	12.3122	14.7298	45,496
Lord Abbett Series Fund Growth Opportunities	01	2006	11.5671	12.3122	45,628
Lord Abbett Series Fund Growth Opportunities	01	2005	11.2068	11.5671	31,097
Lord Abbett Series Fund Growth Opportunities	01	2004	10.2134	11.2068	5,321
Lord Abbett Series Fund Growth Opportunities	01	2003	10.0000	10.2134	0

Lord Abbett Series Fund Growth Opportunities	02	2008	14.6088	8.8814	25,029
Lord Abbett Series Fund Growth Opportunities	02	2007	12.2360	14.6088	24,412
Lord Abbett Series Fund Growth Opportunities	02	2006	11.5188	12.2360	25,222
Lord Abbett Series Fund Growth Opportunities	02	2005	11.1826	11.5188	12,515
Lord Abbett Series Fund Growth Opportunities	02	2004	10.2121	11.1826	2,486
Lord Abbett Series Fund Growth Opportunities	02	2003	10.0000	10.2121	0

Lord Abbett Series Fund Growth Opportunities	03	2008	14.5787	8.8586	0
Lord Abbett Series Fund Growth Opportunities	03	2007	12.2170	14.5787	0
Lord Abbett Series Fund Growth Opportunities	03	2006	11.5067	12.2170	0
Lord Abbett Series Fund Growth Opportunities	03	2005	11.1766	11.5067	0
Lord Abbett Series Fund Growth Opportunities	03	2004	10.2118	11.1766	0
Lord Abbett Series Fund Growth Opportunities	03	2003	10.0000	10.2118	0

Lord Abbett Series Fund Growth Opportunities	04	2008	14.4885	8.7903	5,928
Lord Abbett Series Fund Growth Opportunities	04	2007	12.1601	14.4885	7,970
Lord Abbett Series Fund Growth Opportunities	04	2006	11.4706	12.1601	8,921
Lord Abbett Series Fund Growth Opportunities	04	2005	11.1584	11.4706	8,475
Lord Abbett Series Fund Growth Opportunities	04	2004	10.2108	11.1584	7,844
Lord Abbett Series Fund Growth Opportunities	04	2003	10.0000	10.2108	0

Lord Abbett Series Fund Growth Opportunities	05	2008	14.3691	8.7000	73
Lord Abbett Series Fund Growth Opportunities	05	2007	12.0845	14.3691	67
Lord Abbett Series Fund Growth Opportunities	05	2006	11.4225	12.0845	140
Lord Abbett Series Fund Growth Opportunities	05	2005	11.1342	11.4225	197
Lord Abbett Series Fund Growth Opportunities	05	2004	10.2095	11.1342	153
Lord Abbett Series Fund Growth Opportunities	05	2003	10.0000	10.2095	0

Lord Abbett Series Fund Mid Cap Value	01	2008	15.7172	9.4023	55,997
Lord Abbett Series Fund Mid Cap Value	01	2007	15.8415	15.7172	55,373
Lord Abbett Series Fund Mid Cap Value	01	2006	14.3078	15.8415	43,528
Lord Abbett Series Fund Mid Cap Value	01	2005	13.4012	14.3078	25,125
Lord Abbett Series Fund Mid Cap Value	01	2004	10.9519	13.4012	9,024
Lord Abbett Series Fund Mid Cap Value	01	2003	10.0000	10.9519	0

Lord Abbett Series Fund Mid Cap Value	02	2008	15.5845	9.3039	42,492
Lord Abbett Series Fund Mid Cap Value	02	2007	15.7398	15.5845	39,468
Lord Abbett Series Fund Mid Cap Value	02	2006	14.2447	15.7398	28,790
Lord Abbett Series Fund Mid Cap Value	02	2005	13.3691	14.2447	12,948
Lord Abbett Series Fund Mid Cap Value	02	2004	10.9479	13.3691	6,198
Lord Abbett Series Fund Mid Cap Value	02	2003	10.0000	10.9479	0

Lord Abbett Series Fund Mid Cap Value	03	2008	15.5515	9.2794	0
Lord Abbett Series Fund Mid Cap Value	03	2007	15.7145	15.5515	0
Lord Abbett Series Fund Mid Cap Value	03	2006	14.2290	15.7145	0
Lord Abbett Series Fund Mid Cap Value	03	2005	13.3611	14.2290	0
Lord Abbett Series Fund Mid Cap Value	03	2004	10.9470	13.3611	0
Lord Abbett Series Fund Mid Cap Value	03	2003	10.0000	10.9470	0

Lord Abbett Series Fund Mid Cap Value	04	2008	15.4526	9.2063	12,581
Lord Abbett Series Fund Mid Cap Value	04	2007	15.6386	15.4526	13,659
Lord Abbett Series Fund Mid Cap Value	04	2006	14.1818	15.6386	12,116
Lord Abbett Series Fund Mid Cap Value	04	2005	13.3371	14.1818	12,440
Lord Abbett Series Fund Mid Cap Value	04	2004	10.9440	13.3371	13,975
Lord Abbett Series Fund Mid Cap Value	04	2003	10.0000	10.9440	0

Lord Abbett Series Fund Mid Cap Value	05	2008	15.3216	9.1096	252
Lord Abbett Series Fund Mid Cap Value	05	2007	15.5378	15.3216	199
Lord Abbett Series Fund Mid Cap Value	05	2006	14.1191	15.5378	189
Lord Abbett Series Fund Mid Cap Value	05	2005	13.3051	14.1191	333
Lord Abbett Series Fund Mid Cap Value	05	2004	10.9400	13.3051	401
Lord Abbett Series Fund Mid Cap Value	05	2003	10.0000	10.9400	0

MFS Blended Research Core Equity Portfolio S Class	01	2008	14.5448	9.3083	140,412
MFS Blended Research Core Equity Portfolio S Class	01	2007	13.9511	14.5448	145,019
MFS Blended Research Core Equity Portfolio S Class	01	2006	12.5102	13.9511	125,476
MFS Blended Research Core Equity Portfolio S Class	01	2005	11.8051	12.5102	70,324
MFS Blended Research Core Equity Portfolio S Class	01	2004	10.7098	11.8051	1,086
MFS Blended Research Core Equity Portfolio S Class	01	2003	10.0000	10.7098	0

MFS Blended Research Core Equity Portfolio S Class	02	2008	14.4219	9.2109	95,410
MFS Blended Research Core Equity Portfolio S Class	02	2007	13.8615	14.4219	90,891
MFS Blended Research Core Equity Portfolio S Class	02	2006	12.4550	13.8615	84,301
MFS Blended Research Core Equity Portfolio S Class	02	2005	11.7768	12.4550	35,932
MFS Blended Research Core Equity Portfolio S Class	02	2004	10.7059	11.7768	0
MFS Blended Research Core Equity Portfolio S Class	02	2003	10.0000	10.7059	0

MFS Blended Research Core Equity Portfolio S Class	03	2008	14.3913	9.1867	0
MFS Blended Research Core Equity Portfolio S Class	03	2007	13.8392	14.3913	0
MFS Blended Research Core Equity Portfolio S Class	03	2006	12.4412	13.8392	0
MFS Blended Research Core Equity Portfolio S Class	03	2005	11.7698	12.4412	0
MFS Blended Research Core Equity Portfolio S Class	03	2004	10.7050	11.7698	0
MFS Blended Research Core Equity Portfolio S Class	03	2003	10.0000	10.7050	0

MFS Blended Research Core Equity Portfolio S Class	04	2008	14.2999	9.1143	4,122
MFS Blended Research Core Equity Portfolio S Class	04	2007	13.7723	14.2999	7,159
MFS Blended Research Core Equity Portfolio S Class	04	2006	12.4000	13.7723	7,451
MFS Blended Research Core Equity Portfolio S Class	04	2005	11.7486	12.4000	5,649
MFS Blended Research Core Equity Portfolio S Class	04	2004	10.7021	11.7486	0
MFS Blended Research Core Equity Portfolio S Class	04	2003	10.0000	10.7021	0

MFS Blended Research Core Equity Portfolio S Class	05	2008	14.1786	9.0185	0
MFS Blended Research Core Equity Portfolio S Class	05	2007	13.6836	14.1786	0
MFS Blended Research Core Equity Portfolio S Class	05	2006	12.3451	13.6836	266
MFS Blended Research Core Equity Portfolio S Class	05	2005	11.7204	12.3451	198
MFS Blended Research Core Equity Portfolio S Class	05	2004	10.6982	11.7204	0
MFS Blended Research Core Equity Portfolio S Class	05	2003	10.0000	10.6982	0

MFS Bond Portfolio S Class	01	2008	11.2103	9.8680	4,779
MFS Bond Portfolio S Class	01	2007	11.0034	11.2103	4,801
MFS Bond Portfolio S Class	01	2006	10.6356	11.0034	4,031
MFS Bond Portfolio S Class	01	2005	10.6117	10.6356	3,573
MFS Bond Portfolio S Class	01	2004	10.1570	10.6117	3,294
MFS Bond Portfolio S Class	01	2003	10.0000	10.1570	0

MFS Bond Portfolio S Class	02	2008	11.1156	9.7647	1,288
MFS Bond Portfolio S Class	02	2007	10.9327	11.1156	0
MFS Bond Portfolio S Class	02	2006	10.5886	10.9327	0
MFS Bond Portfolio S Class	02	2005	10.5863	10.5886	0
MFS Bond Portfolio S Class	02	2004	10.1533	10.5863	0
MFS Bond Portfolio S Class	02	2003	10.0000	10.1533	0

MFS Bond Portfolio S Class	03	2008	11.0920	9.7391	0
MFS Bond Portfolio S Class	03	2007	10.9151	11.0920	0
MFS Bond Portfolio S Class	03	2006	10.5769	10.9151	0
MFS Bond Portfolio S Class	03	2005	10.5799	10.5769	0
MFS Bond Portfolio S Class	03	2004	10.1524	10.5799	0
MFS Bond Portfolio S Class	03	2003	10.0000	10.1524	0

MFS Bond Portfolio S Class	04	2008	11.0215	9.6624	1,198
MFS Bond Portfolio S Class	04	2007	10.8624	11.0215	1,574
MFS Bond Portfolio S Class	04	2006	10.5419	10.8624	1,479
MFS Bond Portfolio S Class	04	2005	10.5609	10.5419	1,312
MFS Bond Portfolio S Class	04	2004	10.1497	10.5609	1,198
MFS Bond Portfolio S Class	04	2003	10.0000	10.1497	0

MFS Bond Portfolio S Class	05	2008	10.9281	9.5609	0
MFS Bond Portfolio S Class	05	2007	10.7923	10.9281	0
MFS Bond Portfolio S Class	05	2006	10.4952	10.7923	0
MFS Bond Portfolio S Class	05	2005	10.5355	10.4952	0
MFS Bond Portfolio S Class	05	2004	10.1460	10.5355	0
MFS Bond Portfolio S Class	05	2003	10.0000	10.1460	0

MFS Capital Appreciation Portfolio S Class	01	2008	13.1290	8.1305	0
MFS Capital Appreciation Portfolio S Class	01	2007	11.9988	13.1290	0
MFS Capital Appreciation Portfolio S Class	01	2006	11.4682	11.9988	0
MFS Capital Appreciation Portfolio S Class	01	2005	11.5515	11.4682	0
MFS Capital Appreciation Portfolio S Class	01	2004	10.5702	11.5515	0
MFS Capital Appreciation Portfolio S Class	01	2003	10.0000	10.5702	0

MFS Capital Appreciation Portfolio S Class	02	2008	13.0181	8.0453	0
MFS Capital Appreciation Portfolio S Class	02	2007	11.9217	13.0181	0
MFS Capital Appreciation Portfolio S Class	02	2006	11.4177	11.9217	0
MFS Capital Appreciation Portfolio S Class	02	2005	11.5238	11.4177	0
MFS Capital Appreciation Portfolio S Class	02	2004	10.5664	11.5238	0
MFS Capital Appreciation Portfolio S Class	02	2003	10.0000	10.5664	0

MFS Capital Appreciation Portfolio S Class	03	2008	12.9905	8.0242	0
MFS Capital Appreciation Portfolio S Class	03	2007	11.9025	12.9905	0
MFS Capital Appreciation Portfolio S Class	03	2006	11.4051	11.9025	0
MFS Capital Appreciation Portfolio S Class	03	2005	11.5169	11.4051	0
MFS Capital Appreciation Portfolio S Class	03	2004	10.5654	11.5169	0
MFS Capital Appreciation Portfolio S Class	03	2003	10.0000	10.5654	0

MFS Capital Appreciation Portfolio S Class	04	2008	12.9080	7.9610	0
MFS Capital Appreciation Portfolio S Class	04	2007	11.8450	12.9080	0
MFS Capital Appreciation Portfolio S Class	04	2006	11.3672	11.8450	0
MFS Capital Appreciation Portfolio S Class	04	2005	11.4962	11.3672	0
MFS Capital Appreciation Portfolio S Class	04	2004	10.5626	11.4962	0
MFS Capital Appreciation Portfolio S Class	04	2003	10.0000	10.5626	0

MFS Capital Appreciation Portfolio S Class	05	2008	12.7985	7.8773	0
MFS Capital Appreciation Portfolio S Class	05	2007	11.7686	12.7985	0
MFS Capital Appreciation Portfolio S Class	05	2006	11.3169	11.7686	0
MFS Capital Appreciation Portfolio S Class	05	2005	11.4686	11.3169	0
MFS Capital Appreciation Portfolio S Class	05	2004	10.5588	11.4686	0
MFS Capital Appreciation Portfolio S Class	05	2003	10.0000	10.5588	0

MFS Core Equity Portfolio S Class	01	2008	10.8986	6.5803	3,696
MFS Core Equity Portfolio S Class	01	2007	10.0000	10.8986	2,454

MFS Core Equity Portfolio S Class	02	2008	10.8804	6.5559	611
MFS Core Equity Portfolio S Class	02	2007	10.0000	10.8804	737

MFS Core Equity Portfolio S Class	03	2008	10.8758	6.5498	0
MFS Core Equity Portfolio S Class	03	2007	10.0000	10.8758	0

MFS Core Equity Portfolio S Class	04	2008	10.8622	6.5315	0
MFS Core Equity Portfolio S Class	04	2007	10.0000	10.8622	0

MFS Core Equity Portfolio S Class	05	2008	10.8440	6.5072	0
MFS Core Equity Portfolio S Class	05	2007	10.0000	10.8440	0

MFS Emerging Markets Equity Portfolio S Class	01	2008	19.2528	8.5094	5,566
MFS Emerging Markets Equity Portfolio S Class	01	2007	14.4277	19.2528	9,373
MFS Emerging Markets Equity Portfolio S Class	01	2006	11.2586	14.4277	10,463
MFS Emerging Markets Equity Portfolio S Class	01	2005	10.0000	11.2586	0

MFS Emerging Markets Equity Portfolio S Class	02	2008	19.1684	8.4548	1,017
MFS Emerging Markets Equity Portfolio S Class	02	2007	14.3938	19.1684	1,415
MFS Emerging Markets Equity Portfolio S Class	02	2006	11.2549	14.3938	1,330
MFS Emerging Markets Equity Portfolio S Class	02	2005	10.0000	11.2549	0

MFS Emerging Markets Equity Portfolio S Class	03	2008	19.1473	8.4412	0
MFS Emerging Markets Equity Portfolio S Class	03	2007	14.3853	19.1473	0
MFS Emerging Markets Equity Portfolio S Class	03	2006	11.2539	14.3853	0
MFS Emerging Markets Equity Portfolio S Class	03	2005	10.0000	11.2539	0

MFS Emerging Markets Equity Portfolio S Class	04	2008	19.0841	8.4004	0
MFS Emerging Markets Equity Portfolio S Class	04	2007	14.3598	19.0841	90
MFS Emerging Markets Equity Portfolio S Class	04	2006	11.2511	14.3598	116
MFS Emerging Markets Equity Portfolio S Class	04	2005	10.0000	11.2511	0

MFS Emerging Markets Equity Portfolio S Class	05	2008	19.0001	8.3463	0
MFS Emerging Markets Equity Portfolio S Class	05	2007	14.3259	19.0001	0
MFS Emerging Markets Equity Portfolio S Class	05	2006	11.2474	14.3259	0
MFS Emerging Markets Equity Portfolio S Class	05	2005	10.0000	11.2474	0

MFS Global Growth Portfolio S Class	01	2008	17.1461	10.3058	0
MFS Global Growth Portfolio S Class	01	2007	15.3772	17.1461	0
MFS Global Growth Portfolio S Class	01	2006	13.3218	15.3772	0
MFS Global Growth Portfolio S Class	01	2005	12.3057	13.3218	0
MFS Global Growth Portfolio S Class	01	2004	10.8088	12.3057	0
MFS Global Growth Portfolio S Class	01	2003	10.0000	10.8088	0

MFS Global Growth Portfolio S Class	02	2008	17.0013	10.1980	0
MFS Global Growth Portfolio S Class	02	2007	15.2784	17.0013	0
MFS Global Growth Portfolio S Class	02	2006	13.2631	15.2784	0
MFS Global Growth Portfolio S Class	02	2005	12.2763	13.2631	0
MFS Global Growth Portfolio S Class	02	2004	10.8049	12.2763	0
MFS Global Growth Portfolio S Class	02	2003	10.0000	10.8049	0

MFS Global Growth Portfolio S Class	03	2008	16.9653	10.1712	0
MFS Global Growth Portfolio S Class	03	2007	15.2539	16.9653	0
MFS Global Growth Portfolio S Class	03	2006	13.2485	15.2539	0
MFS Global Growth Portfolio S Class	03	2005	12.2690	13.2485	0
MFS Global Growth Portfolio S Class	03	2004	10.8040	12.2690	0
MFS Global Growth Portfolio S Class	03	2003	10.0000	10.8040	0

MFS Global Growth Portfolio S Class	04	2008	16.8575	10.0910	0
MFS Global Growth Portfolio S Class	04	2007	15.1802	16.8575	0
MFS Global Growth Portfolio S Class	04	2006	13.2045	15.1802	0
MFS Global Growth Portfolio S Class	04	2005	12.2469	13.2045	0
MFS Global Growth Portfolio S Class	04	2004	10.8010	12.2469	0
MFS Global Growth Portfolio S Class	04	2003	10.0000	10.8010	0

MFS Global Growth Portfolio S Class	05	2008	16.7146	9.9850	0
MFS Global Growth Portfolio S Class	05	2007	15.0824	16.7146	0
MFS Global Growth Portfolio S Class	05	2006	13.1461	15.0824	0
MFS Global Growth Portfolio S Class	05	2005	12.2175	13.1461	0
MFS Global Growth Portfolio S Class	05	2004	10.7971	12.2175	0
MFS Global Growth Portfolio S Class	05	2003	10.0000	10.7971	0

MFS Global Research Portfolio (Service Class)	01	2008	15.7998	9.8863	0
MFS Global Research Portfolio (Service Class)	01	2007	14.1785	15.7998	0
MFS Global Research Portfolio (Service Class)	01	2006	13.0277	14.1785	0
MFS Global Research Portfolio (Service Class)	01	2005	12.2603	13.0277	0
MFS Global Research Portfolio (Service Class)	01	2004	10.7570	12.2603	0
MFS Global Research Portfolio (Service Class)	01	2003	10.0000	10.7570	0

MFS Global Research Portfolio (Service Class)	02	2008	15.6664	9.7829	492
MFS Global Research Portfolio (Service Class)	02	2007	14.0875	15.6664	542
MFS Global Research Portfolio (Service Class)	02	2006	12.9702	14.0875	583
MFS Global Research Portfolio (Service Class)	02	2005	12.2310	12.9702	0
MFS Global Research Portfolio (Service Class)	02	2004	10.7531	12.2310	0
MFS Global Research Portfolio (Service Class)	02	2003	10.0000	10.7531	0

MFS Global Research Portfolio (Service Class)	03	2008	15.6332	9.7572	0
MFS Global Research Portfolio (Service Class)	03	2007	14.0648	15.6332	0
MFS Global Research Portfolio (Service Class)	03	2006	12.9559	14.0648	0
MFS Global Research Portfolio (Service Class)	03	2005	12.2237	12.9559	0
MFS Global Research Portfolio (Service Class)	03	2004	10.7522	12.2237	0
MFS Global Research Portfolio (Service Class)	03	2003	10.0000	10.7522	0

MFS Global Research Portfolio (Service Class)	04	2008	15.5338	9.6803	0
MFS Global Research Portfolio (Service Class)	04	2007	13.9969	15.5338	0
MFS Global Research Portfolio (Service Class)	04	2006	12.9129	13.9969	0
MFS Global Research Portfolio (Service Class)	04	2005	12.2017	12.9129	0
MFS Global Research Portfolio (Service Class)	04	2004	10.7493	12.2017	0
MFS Global Research Portfolio (Service Class)	04	2003	10.0000	10.7493	0

MFS Global Research Portfolio (Service Class)	05	2008	15.4021	9.5786	0
MFS Global Research Portfolio (Service Class)	05	2007	13.9067	15.4021	0
MFS Global Research Portfolio (Service Class)	05	2006	12.8558	13.9067	0
MFS Global Research Portfolio (Service Class)	05	2005	12.1724	12.8558	0
MFS Global Research Portfolio (Service Class)	05	2004	10.7454	12.1724	0
MFS Global Research Portfolio (Service Class)	05	2003	10.0000	10.7454	0

MFS Government Securities Portfolio S Class	01	2008	11.1474	11.9087	176,807
MFS Government Securities Portfolio S Class	01	2007	10.5706	11.1474	168,449
MFS Government Securities Portfolio S Class	01	2006	10.3553	10.5706	146,841
MFS Government Securities Portfolio S Class	01	2005	10.2901	10.3553	83,537
MFS Government Securities Portfolio S Class	01	2004	10.0736	10.2901	16,524
MFS Government Securities Portfolio S Class	01	2003	10.0000	10.0736	0

MFS Government Securities Portfolio S Class	02	2008	11.0532	11.7841	83,122
MFS Government Securities Portfolio S Class	02	2007	10.5027	11.0532	109,598
MFS Government Securities Portfolio S Class	02	2006	10.3096	10.5027	103,224
MFS Government Securities Portfolio S Class	02	2005	10.2655	10.3096	63,344
MFS Government Securities Portfolio S Class	02	2004	10.0700	10.2655	19,043
MFS Government Securities Portfolio S Class	02	2003	10.0000	10.0700	0

MFS Government Securities Portfolio S Class	03	2008	11.0298	11.7532	0
MFS Government Securities Portfolio S Class	03	2007	10.4858	11.0298	0
MFS Government Securities Portfolio S Class	03	2006	10.2982	10.4858	0
MFS Government Securities Portfolio S Class	03	2005	10.2594	10.2982	0
MFS Government Securities Portfolio S Class	03	2004	10.0691	10.2594	0
MFS Government Securities Portfolio S Class	03	2003	10.0000	10.0691	0

MFS Government Securities Portfolio S Class	04	2008	10.9597	11.6606	22,565
MFS Government Securities Portfolio S Class	04	2007	10.4352	10.9597	43,264
MFS Government Securities Portfolio S Class	04	2006	10.2640	10.4352	44,493
MFS Government Securities Portfolio S Class	04	2005	10.2409	10.2640	41,123
MFS Government Securities Portfolio S Class	04	2004	10.0664	10.2409	37,628
MFS Government Securities Portfolio S Class	04	2003	10.0000	10.0664	200

MFS Government Securities Portfolio S Class	05	2008	10.8668	11.5382	434
MFS Government Securities Portfolio S Class	05	2007	10.3679	10.8668	606
MFS Government Securities Portfolio S Class	05	2006	10.2186	10.3679	873
MFS Government Securities Portfolio S Class	05	2005	10.2163	10.2186	988
MFS Government Securities Portfolio S Class	05	2004	10.0627	10.2163	1,157
MFS Government Securities Portfolio S Class	05	2003	10.0000	10.0627	0

MFS Growth Portfolio	01	2008	15.8978	9.7968	39,434
MFS Growth Portfolio	01	2007	13.3193	15.8978	39,165
MFS Growth Portfolio	01	2006	12.5363	13.3193	37,247
MFS Growth Portfolio	01	2005	11.6690	12.5363	194
MFS Growth Portfolio	01	2004	10.4716	11.6690	0
MFS Growth Portfolio	01	2003	10.0000	10.4716	0

MFS Growth Portfolio	02	2008	15.7635	9.6942	6,698
MFS Growth Portfolio	02	2007	13.2338	15.7635	6,782
MFS Growth Portfolio	02	2006	12.4810	13.2338	6,833
MFS Growth Portfolio	02	2005	11.6411	12.4810	6,377
MFS Growth Portfolio	02	2004	10.4678	11.6411	0
MFS Growth Portfolio	02	2003	10.0000	10.4678	0

MFS Growth Portfolio	03	2008	15.7301	9.6688	0
MFS Growth Portfolio	03	2007	13.2125	15.7301	0
MFS Growth Portfolio	03	2006	12.4672	13.2125	0
MFS Growth Portfolio	03	2005	11.6341	12.4672	0
MFS Growth Portfolio	03	2004	10.4668	11.6341	0
MFS Growth Portfolio	03	2003	10.0000	10.4668	0

MFS Growth Portfolio	04	2008	15.6301	9.5926	0
MFS Growth Portfolio	04	2007	13.1486	15.6301	0
MFS Growth Portfolio	04	2006	12.4258	13.1486	0
MFS Growth Portfolio	04	2005	11.6132	12.4258	0
MFS Growth Portfolio	04	2004	10.4640	11.6132	0
MFS Growth Portfolio	04	2003	10.0000	10.4640	0

MFS Growth Portfolio	05	2008	15.4976	9.4918	0
MFS Growth Portfolio	05	2007	13.0639	15.4976	0
MFS Growth Portfolio	05	2006	12.3709	13.0639	0
MFS Growth Portfolio	05	2005	11.5853	12.3709	0
MFS Growth Portfolio	05	2004	10.4602	11.5853	0
MFS Growth Portfolio	05	2003	10.0000	10.4602	0

MFS High Yield Portfolio S Class	01	2008	12.2635	8.5113	81,787
MFS High Yield Portfolio S Class	01	2007	12.2410	12.2635	66,336
MFS High Yield Portfolio S Class	01	2006	11.2756	12.2410	36,823
MFS High Yield Portfolio S Class	01	2005	11.2126	11.2756	20,344
MFS High Yield Portfolio S Class	01	2004	10.3927	11.2126	4,718
MFS High Yield Portfolio S Class	01	2003	10.0000	10.3927	0

MFS High Yield Portfolio S Class	02	2008	12.1599	8.4222	62,685
MFS High Yield Portfolio S Class	02	2007	12.1624	12.1599	48,563
MFS High Yield Portfolio S Class	02	2006	11.2259	12.1624	26,334
MFS High Yield Portfolio S Class	02	2005	11.1857	11.2259	16,124
MFS High Yield Portfolio S Class	02	2004	10.3889	11.1857	5,685
MFS High Yield Portfolio S Class	02	2003	10.0000	10.3889	0

MFS High Yield Portfolio S Class	03	2008	12.1342	8.4000	0
MFS High Yield Portfolio S Class	03	2007	12.1428	12.1342	0
MFS High Yield Portfolio S Class	03	2006	11.2135	12.1428	0
MFS High Yield Portfolio S Class	03	2005	11.1790	11.2135	0
MFS High Yield Portfolio S Class	03	2004	10.3880	11.1790	0
MFS High Yield Portfolio S Class	03	2003	10.0000	10.3880	0

MFS High Yield Portfolio S Class	04	2008	12.0570	8.3338	12,224
MFS High Yield Portfolio S Class	04	2007	12.0842	12.0570	13,232
MFS High Yield Portfolio S Class	04	2006	11.1763	12.0842	13,253
MFS High Yield Portfolio S Class	04	2005	11.1589	11.1763	13,348
MFS High Yield Portfolio S Class	04	2004	10.3851	11.1589	12,361
MFS High Yield Portfolio S Class	04	2003	10.0000	10.3851	49

MFS High Yield Portfolio S Class	05	2008	11.9549	8.2463	183
MFS High Yield Portfolio S Class	05	2007	12.0063	11.9549	146
MFS High Yield Portfolio S Class	05	2006	11.1269	12.0063	251
MFS High Yield Portfolio S Class	05	2005	11.1321	11.1269	256
MFS High Yield Portfolio S Class	05	2004	10.3814	11.1321	299
MFS High Yield Portfolio S Class	05	2003	10.0000	10.3814	0

MFS International Growth Portfolio S Class	01	2008	11.8282	7.0055	8,281
MFS International Growth Portfolio S Class	01	2007	10.0000	11.8282	281

MFS International Growth Portfolio S Class	02	2008	11.8085	6.9795	1,349
MFS International Growth Portfolio S Class	02	2007	10.0000	11.8085	1,588

MFS International Growth Portfolio S Class	03	2008	11.8035	6.9730	0
MFS International Growth Portfolio S Class	03	2007	10.0000	11.8035	0

MFS International Growth Portfolio S Class	04	2008	11.7887	6.9536	0
MFS International Growth Portfolio S Class	04	2007	10.0000	11.7887	0

MFS International Growth Portfolio S Class	05	2008	11.7689	6.9277	0
MFS International Growth Portfolio S Class	05	2007	10.0000	11.7689	0

MFS International Value Portfolio S Class	01	2008	10.9187	7.3698	235,818
MFS International Value Portfolio S Class	01	2007	10.0000	10.9187	159,610

MFS International Value Portfolio S Class	02	2008	10.9004	7.3425	108,569
MFS International Value Portfolio S Class	02	2007	10.0000	10.9004	74,627

MFS International Value Portfolio S Class	03	2008	10.8959	7.3357	0
MFS International Value Portfolio S Class	03	2007	10.0000	10.8959	0

MFS International Value Portfolio S Class	04	2008	10.8822	7.3152	2,158
MFS International Value Portfolio S Class	04	2007	10.0000	10.8822	0

MFS International Value Portfolio S Class	05	2008	10.8639	7.2880	0
MFS International Value Portfolio S Class	05	2007	10.0000	10.8639	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2008	13.4426	8.3074	18,458
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2007	12.2479	13.4426	16,876
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2006	11.5580	12.2479	11,085
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2005	11.2484	11.5580	3,431
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2004	10.4271	11.2484	3,382
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2003	10.0000	10.4271	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2008	13.3290	8.2204	2,168
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2007	12.1692	13.3290	1,603
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2006	11.5070	12.1692	1,304
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2005	11.2214	11.5070	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2004	10.4233	11.2214	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2003	10.0000	10.4233	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2008	13.3008	8.1988	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2007	12.1496	13.3008	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2006	11.4943	12.1496	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2005	11.2147	11.4943	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2004	10.4224	11.2147	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2003	10.0000	10.4224	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2008	13.2162	8.1342	1,540
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2007	12.0909	13.2162	1,402
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2006	11.4562	12.0909	1,326
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2005	11.1945	11.4562	1,259
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2004	10.4195	11.1945	1,247
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2003	10.0000	10.4195	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2008	13.1042	8.0488	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2007	12.0130	13.1042	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2006	11.4055	12.0130	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2005	11.1677	11.4055	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2004	10.4158	11.1677	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2003	10.0000	10.4158	0

MFS Mid Cap Growth Portfolio S Class	01	2008	13.1040	6.2777	614
MFS Mid Cap Growth Portfolio S Class	01	2007	12.1222	13.1040	459
MFS Mid Cap Growth Portfolio S Class	01	2006	12.0237	12.1222	458
MFS Mid Cap Growth Portfolio S Class	01	2005	11.8583	12.0237	283
MFS Mid Cap Growth Portfolio S Class	01	2004	10.5184	11.8583	278
MFS Mid Cap Growth Portfolio S Class	01	2003	10.0000	10.5184	0

MFS Mid Cap Growth Portfolio S Class	02	2008	12.9933	6.2120	0
MFS Mid Cap Growth Portfolio S Class	02	2007	12.0443	12.9933	0
MFS Mid Cap Growth Portfolio S Class	02	2006	11.9706	12.0443	0
MFS Mid Cap Growth Portfolio S Class	02	2005	11.8300	11.9706	0
MFS Mid Cap Growth Portfolio S Class	02	2004	10.5146	11.8300	0
MFS Mid Cap Growth Portfolio S Class	02	2003	10.0000	10.5146	0

MFS Mid Cap Growth Portfolio S Class	03	2008	12.9658	6.1957	0
MFS Mid Cap Growth Portfolio S Class	03	2007	12.0249	12.9658	0
MFS Mid Cap Growth Portfolio S Class	03	2006	11.9574	12.0249	0
MFS Mid Cap Growth Portfolio S Class	03	2005	11.8229	11.9574	0
MFS Mid Cap Growth Portfolio S Class	03	2004	10.5137	11.8229	0
MFS Mid Cap Growth Portfolio S Class	03	2003	10.0000	10.5137	0

MFS Mid Cap Growth Portfolio S Class	04	2008	12.8833	6.1468	77
MFS Mid Cap Growth Portfolio S Class	04	2007	11.9668	12.8833	49
MFS Mid Cap Growth Portfolio S Class	04	2006	11.9178	11.9668	50
MFS Mid Cap Growth Portfolio S Class	04	2005	11.8016	11.9178	48
MFS Mid Cap Growth Portfolio S Class	04	2004	10.5108	11.8016	49
MFS Mid Cap Growth Portfolio S Class	04	2003	10.0000	10.5108	47

MFS Mid Cap Growth Portfolio S Class	05	2008	12.7741	6.0822	0
MFS Mid Cap Growth Portfolio S Class	05	2007	11.8896	12.7741	0
MFS Mid Cap Growth Portfolio S Class	05	2006	11.8650	11.8896	0
MFS Mid Cap Growth Portfolio S Class	05	2005	11.7732	11.8650	0
MFS Mid Cap Growth Portfolio S Class	05	2004	10.5070	11.7732	0
MFS Mid Cap Growth Portfolio S Class	05	2003	10.0000	10.5070	0

MFS Mid Cap Value Portfolio S Class	01	2008	15.3605	8.7400	447
MFS Mid Cap Value Portfolio S Class	01	2007	15.3255	15.3605	390
MFS Mid Cap Value Portfolio S Class	01	2006	13.9939	15.3255	366
MFS Mid Cap Value Portfolio S Class	01	2005	13.2072	13.9939	244
MFS Mid Cap Value Portfolio S Class	01	2004	10.9966	13.2072	251
MFS Mid Cap Value Portfolio S Class	01	2003	10.0000	10.9966	0

MFS Mid Cap Value Portfolio S Class	02	2008	15.2308	8.6485	0
MFS Mid Cap Value Portfolio S Class	02	2007	15.2271	15.2308	0
MFS Mid Cap Value Portfolio S Class	02	2006	13.9322	15.2271	0
MFS Mid Cap Value Portfolio S Class	02	2005	13.1756	13.9322	0
MFS Mid Cap Value Portfolio S Class	02	2004	10.9926	13.1756	0
MFS Mid Cap Value Portfolio S Class	02	2003	10.0000	10.9926	0

MFS Mid Cap Value Portfolio S Class	03	2008	15.1985	8.6258	0
MFS Mid Cap Value Portfolio S Class	03	2007	15.2026	15.1985	0
MFS Mid Cap Value Portfolio S Class	03	2006	13.9168	15.2026	0
MFS Mid Cap Value Portfolio S Class	03	2005	13.1678	13.9168	0
MFS Mid Cap Value Portfolio S Class	03	2004	10.9916	13.1678	0
MFS Mid Cap Value Portfolio S Class	03	2003	10.0000	10.9916	0

MFS Mid Cap Value Portfolio S Class	04	2008	15.1019	8.5578	56
MFS Mid Cap Value Portfolio S Class	04	2007	15.1292	15.1019	42
MFS Mid Cap Value Portfolio S Class	04	2006	13.8706	15.1292	40
MFS Mid Cap Value Portfolio S Class	04	2005	13.1441	13.8706	42
MFS Mid Cap Value Portfolio S Class	04	2004	10.9886	13.1441	44
MFS Mid Cap Value Portfolio S Class	04	2003	10.0000	10.9886	47

MFS Mid Cap Value Portfolio S Class	05	2008	14.9739	8.4679	0
MFS Mid Cap Value Portfolio S Class	05	2007	15.0317	14.9739	0
MFS Mid Cap Value Portfolio S Class	05	2006	13.8093	15.0317	0
MFS Mid Cap Value Portfolio S Class	05	2005	13.1125	13.8093	0
MFS Mid Cap Value Portfolio S Class	05	2004	10.9847	13.1125	0
MFS Mid Cap Value Portfolio S Class	05	2003	10.0000	10.9847	0

MFS Money Market Portfolio S Class	01	2008	10.6301	10.6750	150,364
MFS Money Market Portfolio S Class	01	2007	10.3037	10.6301	183,464
MFS Money Market Portfolio S Class	01	2006	10.0105	10.3037	127,627
MFS Money Market Portfolio S Class	01	2005	9.9032	10.0105	61,512
MFS Money Market Portfolio S Class	01	2004	9.9818	9.9032	14,087
MFS Money Market Portfolio S Class	01	2003	10.0000	9.9818	0

MFS Money Market Portfolio S Class	02	2008	10.5404	10.5633	111,549
MFS Money Market Portfolio S Class	02	2007	10.2375	10.5404	163,394
MFS Money Market Portfolio S Class	02	2006	9.9664	10.2375	80,744
MFS Money Market Portfolio S Class	02	2005	9.8795	9.9664	54,269
MFS Money Market Portfolio S Class	02	2004	9.9782	9.8795	22,653
MFS Money Market Portfolio S Class	02	2003	10.0000	9.9782	0

MFS Money Market Portfolio S Class	03	2008	10.5180	10.5356	0
MFS Money Market Portfolio S Class	03	2007	10.2210	10.5180	0
MFS Money Market Portfolio S Class	03	2006	9.9554	10.2210	0
MFS Money Market Portfolio S Class	03	2005	9.8736	9.9554	0
MFS Money Market Portfolio S Class	03	2004	9.9773	9.8736	0
MFS Money Market Portfolio S Class	03	2003	10.0000	9.9773	0

MFS Money Market Portfolio S Class	04	2008	10.4511	10.4526	25,559
MFS Money Market Portfolio S Class	04	2007	10.1716	10.4511	40,854
MFS Money Market Portfolio S Class	04	2006	9.9224	10.1716	42,421
MFS Money Market Portfolio S Class	04	2005	9.8558	9.9224	40,732
MFS Money Market Portfolio S Class	04	2004	9.9746	9.8558	39,039
MFS Money Market Portfolio S Class	04	2003	10.0000	9.9746	50

MFS Money Market Portfolio S Class	05	2008	10.3625	10.3428	622
MFS Money Market Portfolio S Class	05	2007	10.1061	10.3625	789
MFS Money Market Portfolio S Class	05	2006	9.8784	10.1061	968
MFS Money Market Portfolio S Class	05	2005	9.8322	9.8784	1,062
MFS Money Market Portfolio S Class	05	2004	9.9710	9.8322	1,414
MFS Money Market Portfolio S Class	05	2003	10.0000	9.9710	0

MFS New Discovery Portfolio S Class	01	2008	12.7195	7.5577	90,648
MFS New Discovery Portfolio S Class	01	2007	12.6075	12.7195	86,685
MFS New Discovery Portfolio S Class	01	2006	11.3197	12.6075	75,883
MFS New Discovery Portfolio S Class	01	2005	10.9324	11.3197	47,783
MFS New Discovery Portfolio S Class	01	2004	10.3365	10.9324	8,398
MFS New Discovery Portfolio S Class	01	2003	10.0000	10.3365	0

MFS New Discovery Portfolio S Class	02	2008	12.6120	7.4785	61,570
MFS New Discovery Portfolio S Class	02	2007	12.5265	12.6120	57,529
MFS New Discovery Portfolio S Class	02	2006	11.2698	12.5265	51,986
MFS New Discovery Portfolio S Class	02	2005	10.9062	11.2698	26,696
MFS New Discovery Portfolio S Class	02	2004	10.3327	10.9062	5,950
MFS New Discovery Portfolio S Class	02	2003	10.0000	10.3327	0

MFS New Discovery Portfolio S Class	03	2008	12.5853	7.4588	0
MFS New Discovery Portfolio S Class	03	2007	12.5063	12.5853	0
MFS New Discovery Portfolio S Class	03	2006	11.2574	12.5063	0
MFS New Discovery Portfolio S Class	03	2005	10.8997	11.2574	0
MFS New Discovery Portfolio S Class	03	2004	10.3318	10.8997	0
MFS New Discovery Portfolio S Class	03	2003	10.0000	10.3318	0

MFS New Discovery Portfolio S Class	04	2008	12.5053	7.4001	16,762
MFS New Discovery Portfolio S Class	04	2007	12.4459	12.5053	19,874
MFS New Discovery Portfolio S Class	04	2006	11.2200	12.4459	19,057
MFS New Discovery Portfolio S Class	04	2005	10.8801	11.2200	19,959
MFS New Discovery Portfolio S Class	04	2004	10.3290	10.8801	18,959
MFS New Discovery Portfolio S Class	04	2003	10.0000	10.3290	0

MFS New Discovery Portfolio S Class	05	2008	12.3992	7.3223	279
MFS New Discovery Portfolio S Class	05	2007	12.3656	12.3992	223
MFS New Discovery Portfolio S Class	05	2006	11.1704	12.3656	339
MFS New Discovery Portfolio S Class	05	2005	10.8539	11.1704	457
MFS New Discovery Portfolio S Class	05	2004	10.3253	10.8539	368
MFS New Discovery Portfolio S Class	05	2003	10.0000	10.3253	0

MFS Research International Portfolio S Class	01	2008	21.0132	11.8984	56,486
MFS Research International Portfolio S Class	01	2007	18.8837	21.0132	57,587
MFS Research International Portfolio S Class	01	2006	15.0419	18.8837	48,858
MFS Research International Portfolio S Class	01	2005	13.1224	15.0419	26,187
MFS Research International Portfolio S Class	01	2004	10.9973	13.1224	7,813
MFS Research International Portfolio S Class	01	2003	10.0000	10.9973	0

MFS Research International Portfolio S Class	02	2008	20.8358	11.7738	35,454
MFS Research International Portfolio S Class	02	2007	18.7625	20.8358	36,175
MFS Research International Portfolio S Class	02	2006	14.9756	18.7625	32,206
MFS Research International Portfolio S Class	02	2005	13.0910	14.9756	15,439
MFS Research International Portfolio S Class	02	2004	10.9934	13.0910	3,393
MFS Research International Portfolio S Class	02	2003	10.0000	10.9934	0

MFS Research International Portfolio S Class	03	2008	20.7916	11.7429	0
MFS Research International Portfolio S Class	03	2007	18.7323	20.7916	0
MFS Research International Portfolio S Class	03	2006	14.9591	18.7323	0
MFS Research International Portfolio S Class	03	2005	13.0832	14.9591	0
MFS Research International Portfolio S Class	03	2004	10.9924	13.0832	0
MFS Research International Portfolio S Class	03	2003	10.0000	10.9924	0

MFS Research International Portfolio S Class	04	2008	20.6595	11.6504	4,917
MFS Research International Portfolio S Class	04	2007	18.6418	20.6595	5,834
MFS Research International Portfolio S Class	04	2006	14.9095	18.6418	6,062
MFS Research International Portfolio S Class	04	2005	13.0597	14.9095	5,910
MFS Research International Portfolio S Class	04	2004	10.9894	13.0597	6,140
MFS Research International Portfolio S Class	04	2003	10.0000	10.9894	0

MFS Research International Portfolio S Class	05	2008	20.4844	11.5280	129
MFS Research International Portfolio S Class	05	2007	18.5217	20.4844	109
MFS Research International Portfolio S Class	05	2006	14.8436	18.5217	116
MFS Research International Portfolio S Class	05	2005	13.0283	14.8436	271
MFS Research International Portfolio S Class	05	2004	10.9854	13.0283	307
MFS Research International Portfolio S Class	05	2003	10.0000	10.9854	0

MFS Strategic Income Portfolio S Class	01	2008	11.7251	10.0381	0
MFS Strategic Income Portfolio S Class	01	2007	11.5139	11.7251	0
MFS Strategic Income Portfolio S Class	01	2006	10.9638	11.5139	0
MFS Strategic Income Portfolio S Class	01	2005	10.9375	10.9638	0
MFS Strategic Income Portfolio S Class	01	2004	10.2826	10.9375	0
MFS Strategic Income Portfolio S Class	01	2003	10.0000	10.2826	0

MFS Strategic Income Portfolio S Class	02	2008	11.6260	9.9331	0
MFS Strategic Income Portfolio S Class	02	2007	11.4399	11.6260	0
MFS Strategic Income Portfolio S Class	02	2006	10.9154	11.4399	0
MFS Strategic Income Portfolio S Class	02	2005	10.9114	10.9154	0
MFS Strategic Income Portfolio S Class	02	2004	10.2789	10.9114	0
MFS Strategic Income Portfolio S Class	02	2003	10.0000	10.2789	0

MFS Strategic Income Portfolio S Class	03	2008	11.6014	9.9070	0
MFS Strategic Income Portfolio S Class	03	2007	11.4215	11.6014	0
MFS Strategic Income Portfolio S Class	03	2006	10.9034	11.4215	0
MFS Strategic Income Portfolio S Class	03	2005	10.9048	10.9034	0
MFS Strategic Income Portfolio S Class	03	2004	10.2780	10.9048	0
MFS Strategic Income Portfolio S Class	03	2003	10.0000	10.2780	0

MFS Strategic Income Portfolio S Class	04	2008	11.5276	9.8290	0
MFS Strategic Income Portfolio S Class	04	2007	11.3663	11.5276	0
MFS Strategic Income Portfolio S Class	04	2006	10.8672	11.3663	0
MFS Strategic Income Portfolio S Class	04	2005	10.8852	10.8672	0
MFS Strategic Income Portfolio S Class	04	2004	10.2752	10.8852	0
MFS Strategic Income Portfolio S Class	04	2003	10.0000	10.2752	0

MFS Strategic Income Portfolio S Class	05	2008	11.4299	9.7257	0
MFS Strategic Income Portfolio S Class	05	2007	11.2930	11.4299	0
MFS Strategic Income Portfolio S Class	05	2006	10.8191	11.2930	0
MFS Strategic Income Portfolio S Class	05	2005	10.8591	10.8191	0
MFS Strategic Income Portfolio S Class	05	2004	10.2714	10.8591	0
MFS Strategic Income Portfolio S Class	05	2003	10.0000	10.2714	0

MFS Strategic Value Portfolio S Class	01	2008	13.3031	7.5075	0
MFS Strategic Value Portfolio S Class	01	2007	13.8494	13.3031	0
MFS Strategic Value Portfolio S Class	01	2006	12.3226	13.8494	0
MFS Strategic Value Portfolio S Class	01	2005	12.5814	12.3226	0
MFS Strategic Value Portfolio S Class	01	2004	10.8297	12.5814	0
MFS Strategic Value Portfolio S Class	01	2003	10.0000	10.8297	0

MFS Strategic Value Portfolio S Class	02	2008	13.1908	7.4289	0
MFS Strategic Value Portfolio S Class	02	2007	13.7605	13.1908	0
MFS Strategic Value Portfolio S Class	02	2006	12.2683	13.7605	0
MFS Strategic Value Portfolio S Class	02	2005	12.5513	12.2683	0
MFS Strategic Value Portfolio S Class	02	2004	10.8258	12.5513	0
MFS Strategic Value Portfolio S Class	02	2003	10.0000	10.8258	0

MFS Strategic Value Portfolio S Class	03	2008	13.1628	7.4094	0
MFS Strategic Value Portfolio S Class	03	2007	13.7383	13.1628	0
MFS Strategic Value Portfolio S Class	03	2006	12.2547	13.7383	0
MFS Strategic Value Portfolio S Class	03	2005	12.5438	12.2547	0
MFS Strategic Value Portfolio S Class	03	2004	10.8248	12.5438	0
MFS Strategic Value Portfolio S Class	03	2003	10.0000	10.8248	0

MFS Strategic Value Portfolio S Class	04	2008	13.0792	7.3510	0
MFS Strategic Value Portfolio S Class	04	2007	13.6720	13.0792	0
MFS Strategic Value Portfolio S Class	04	2006	12.2141	13.6720	0
MFS Strategic Value Portfolio S Class	04	2005	12.5213	12.2141	0
MFS Strategic Value Portfolio S Class	04	2004	10.8219	12.5213	0
MFS Strategic Value Portfolio S Class	04	2003	10.0000	10.8219	0

MFS Strategic Value Portfolio S Class	05	2008	12.9683	7.2738	0
MFS Strategic Value Portfolio S Class	05	2007	13.5839	12.9683	0
MFS Strategic Value Portfolio S Class	05	2006	12.1601	13.5839	0
MFS Strategic Value Portfolio S Class	05	2005	12.4912	12.1601	0
MFS Strategic Value Portfolio S Class	05	2004	10.8179	12.4912	0
MFS Strategic Value Portfolio S Class	05	2003	10.0000	10.8179	0

MFS Total Return Portfolio S Class	01	2008	13.3087	10.2743	929,516
MFS Total Return Portfolio S Class	01	2007	12.9637	13.3087	900,901
MFS Total Return Portfolio S Class	01	2006	11.7423	12.9637	878,060
MFS Total Return Portfolio S Class	01	2005	11.5770	11.7423	1,012,038
MFS Total Return Portfolio S Class	01	2004	10.5592	11.5770	266,408
MFS Total Return Portfolio S Class	01	2003	10.0000	10.5592	825

MFS Total Return Portfolio S Class	02	2008	13.1963	10.1668	617,576
MFS Total Return Portfolio S Class	02	2007	12.8805	13.1963	627,213
MFS Total Return Portfolio S Class	02	2006	11.6905	12.8805	564,441
MFS Total Return Portfolio S Class	02	2005	11.5493	11.6905	590,941
MFS Total Return Portfolio S Class	02	2004	10.5553	11.5493	295,311
MFS Total Return Portfolio S Class	02	2003	10.0000	10.5553	14,534

MFS Total Return Portfolio S Class	03	2008	13.1684	10.1401	0
MFS Total Return Portfolio S Class	03	2007	12.8597	13.1684	0
MFS Total Return Portfolio S Class	03	2006	11.6776	12.8597	0
MFS Total Return Portfolio S Class	03	2005	11.5424	11.6776	0
MFS Total Return Portfolio S Class	03	2004	10.5544	11.5424	0
MFS Total Return Portfolio S Class	03	2003	10.0000	10.5544	0

MFS Total Return Portfolio S Class	04	2008	13.0847	10.0602	200,024
MFS Total Return Portfolio S Class	04	2007	12.7976	13.0847	247,463
MFS Total Return Portfolio S Class	04	2006	11.6389	12.7976	256,675
MFS Total Return Portfolio S Class	04	2005	11.5217	11.6389	260,984
MFS Total Return Portfolio S Class	04	2004	10.5515	11.5217	273,186
MFS Total Return Portfolio S Class	04	2003	10.0000	10.5515	29,926

MFS Total Return Portfolio S Class	05	2008	12.9737	9.9546	18,146
MFS Total Return Portfolio S Class	05	2007	12.7151	12.9737	19,277
MFS Total Return Portfolio S Class	05	2006	11.5874	12.7151	30,776
MFS Total Return Portfolio S Class	05	2005	11.4940	11.5874	33,674
MFS Total Return Portfolio S Class	05	2004	10.5477	11.4940	38,117
MFS Total Return Portfolio S Class	05	2003	10.0000	10.5477	0

MFS Utilities Portfolio S Class	01	2008	26.7379	16.5493	49,956
MFS Utilities Portfolio S Class	01	2007	21.1296	26.7379	18,542
MFS Utilities Portfolio S Class	01	2006	16.2305	21.1296	10,832
MFS Utilities Portfolio S Class	01	2005	14.0648	16.2305	950
MFS Utilities Portfolio S Class	01	2004	10.9662	14.0648	0
MFS Utilities Portfolio S Class	01	2003	10.0000	10.9662	0

MFS Utilities Portfolio S Class	02	2008	26.5122	16.3761	28,388
MFS Utilities Portfolio S Class	02	2007	20.9940	26.5122	19,288
MFS Utilities Portfolio S Class	02	2006	16.1589	20.9940	11,760
MFS Utilities Portfolio S Class	02	2005	14.0311	16.1589	748
MFS Utilities Portfolio S Class	02	2004	10.9623	14.0311	0
MFS Utilities Portfolio S Class	02	2003	10.0000	10.9623	0

MFS Utilities Portfolio S Class	03	2008	26.4561	16.3332	0
MFS Utilities Portfolio S Class	03	2007	20.9602	26.4561	0
MFS Utilities Portfolio S Class	03	2006	16.1411	20.9602	0
MFS Utilities Portfolio S Class	03	2005	14.0228	16.1411	0
MFS Utilities Portfolio S Class	03	2004	10.9613	14.0228	0
MFS Utilities Portfolio S Class	03	2003	10.0000	10.9613	0

MFS Utilities Portfolio S Class	04	2008	26.2881	16.2045	0
MFS Utilities Portfolio S Class	04	2007	20.8590	26.2881	65
MFS Utilities Portfolio S Class	04	2006	16.0876	20.8590	77
MFS Utilities Portfolio S Class	04	2005	13.9976	16.0876	0
MFS Utilities Portfolio S Class	04	2004	10.9583	13.9976	0
MFS Utilities Portfolio S Class	04	2003	10.0000	10.9583	0

MFS Utilities Portfolio S Class	05	2008	26.0654	16.0344	0
MFS Utilities Portfolio S Class	05	2007	20.7247	26.0654	0
MFS Utilities Portfolio S Class	05	2006	16.0165	20.7247	0
MFS Utilities Portfolio S Class	05	2005	13.9640	16.0165	0
MFS Utilities Portfolio S Class	05	2004	10.9543	13.9640	0
MFS Utilities Portfolio S Class	05	2003	10.0000	10.9543	0

MFS Value Portfolio S Class	01	2008	16.5473	10.9578	83,055
MFS Value Portfolio S Class	01	2007	15.5796	16.5473	11,286
MFS Value Portfolio S Class	01	2006	13.0883	15.5796	9,595
MFS Value Portfolio S Class	01	2005	12.4756	13.0883	3,097
MFS Value Portfolio S Class	01	2004	10.9799	12.4756	3,026
MFS Value Portfolio S Class	01	2003	10.0000	10.9799	0

MFS Value Portfolio S Class	02	2008	16.4075	10.8432	25,354
MFS Value Portfolio S Class	02	2007	15.4796	16.4075	7,351
MFS Value Portfolio S Class	02	2006	13.0306	15.4796	4,441
MFS Value Portfolio S Class	02	2005	12.4458	13.0306	0
MFS Value Portfolio S Class	02	2004	10.9759	12.4458	179
MFS Value Portfolio S Class	02	2003	10.0000	10.9759	0

MFS Value Portfolio S Class	03	2008	16.3728	10.8147	0
MFS Value Portfolio S Class	03	2007	15.4547	16.3728	0
MFS Value Portfolio S Class	03	2006	13.0162	15.4547	0
MFS Value Portfolio S Class	03	2005	12.4384	13.0162	0
MFS Value Portfolio S Class	03	2004	10.9750	12.4384	0
MFS Value Portfolio S Class	03	2003	10.0000	10.9750	0

MFS Value Portfolio S Class	04	2008	16.2687	10.7295	5,995
MFS Value Portfolio S Class	04	2007	15.3800	16.2687	1,164
MFS Value Portfolio S Class	04	2006	12.9730	15.3800	10,963
MFS Value Portfolio S Class	04	2005	12.4160	12.9730	11,469
MFS Value Portfolio S Class	04	2004	10.9720	12.4160	12,009
MFS Value Portfolio S Class	04	2003	10.0000	10.9720	0

MFS Value Portfolio S Class	05	2008	16.1308	10.6168	0
MFS Value Portfolio S Class	05	2007	15.2809	16.1308	0
MFS Value Portfolio S Class	05	2006	12.9156	15.2809	0
MFS Value Portfolio S Class	05	2005	12.3862	12.9156	0
MFS Value Portfolio S Class	05	2004	10.9680	12.3862	0
MFS Value Portfolio S Class	05	2003	10.0000	10.9680	0

MFS/Sun Life Capital Opportunities Series S Class	01	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	01	2007	13.4018	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	01	2006	11.9147	13.4018	1,864
MFS/Sun Life Capital Opportunities Series S Class	01	2005	11.9211	11.9147	204
MFS/Sun Life Capital Opportunities Series S Class	01	2004	10.7397	11.9211	0
MFS/Sun Life Capital Opportunities Series S Class	01	2003	10.0000	10.7397	0

MFS/Sun Life Capital Opportunities Series S Class	02	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	02	2007	13.3157	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	02	2006	11.8622	13.3157	0
MFS/Sun Life Capital Opportunities Series S Class	02	2005	11.8925	11.8622	0
MFS/Sun Life Capital Opportunities Series S Class	02	2004	10.7358	11.8925	0
MFS/Sun Life Capital Opportunities Series S Class	02	2003	10.0000	10.7358	0

MFS/Sun Life Capital Opportunities Series S Class	03	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	03	2007	13.2943	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	03	2006	11.8491	13.2943	0
MFS/Sun Life Capital Opportunities Series S Class	03	2005	11.8854	11.8491	0
MFS/Sun Life Capital Opportunities Series S Class	03	2004	10.7349	11.8854	0
MFS/Sun Life Capital Opportunities Series S Class	03	2003	10.0000	10.7349	0

MFS/Sun Life Capital Opportunities Series S Class	04	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	04	2007	13.2300	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	04	2006	11.8098	13.2300	0
MFS/Sun Life Capital Opportunities Series S Class	04	2005	11.8640	11.8098	0
MFS/Sun Life Capital Opportunities Series S Class	04	2004	10.7320	11.8640	0
MFS/Sun Life Capital Opportunities Series S Class	04	2003	10.0000	10.7320	0

MFS/Sun Life Capital Opportunities Series S Class	05	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	05	2007	13.1448	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	05	2006	11.7575	13.1448	0
MFS/Sun Life Capital Opportunities Series S Class	05	2005	11.8356	11.7575	0
MFS/Sun Life Capital Opportunities Series S Class	05	2004	10.7281	11.8356	0
MFS/Sun Life Capital Opportunities Series S Class	05	2003	10.0000	10.7281	0

MFS/Sun Life Strategic Growth Series S Class	01	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	01	2007	11.6723	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	01	2006	11.1229	11.6723	854
MFS/Sun Life Strategic Growth Series S Class	01	2005	11.1441	11.1229	598
MFS/Sun Life Strategic Growth Series S Class	01	2004	10.5993	11.1441	594
MFS/Sun Life Strategic Growth Series S Class	01	2003	10.0000	10.5993	0

MFS/Sun Life Strategic Growth Series S Class	02	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	02	2007	11.5974	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	02	2006	11.0739	11.5974	429
MFS/Sun Life Strategic Growth Series S Class	02	2005	11.1174	11.0739	294
MFS/Sun Life Strategic Growth Series S Class	02	2004	10.5955	11.1174	0
MFS/Sun Life Strategic Growth Series S Class	02	2003	10.0000	10.5955	0

MFS/Sun Life Strategic Growth Series S Class	03	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	03	2007	11.5787	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	03	2006	11.0616	11.5787	0
MFS/Sun Life Strategic Growth Series S Class	03	2005	11.1108	11.0616	0
MFS/Sun Life Strategic Growth Series S Class	03	2004	10.5945	11.1108	0
MFS/Sun Life Strategic Growth Series S Class	03	2003	10.0000	10.5945	0

MFS/Sun Life Strategic Growth Series S Class	04	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	04	2007	11.5227	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	04	2006	11.0250	11.5227	104
MFS/Sun Life Strategic Growth Series S Class	04	2005	11.0908	11.0250	102
MFS/Sun Life Strategic Growth Series S Class	04	2004	10.5917	11.0908	103
MFS/Sun Life Strategic Growth Series S Class	04	2003	10.0000	10.5917	96

MFS/Sun Life Strategic Growth Series S Class	05	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	05	2007	11.4484	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	05	2006	10.9762	11.4484	0
MFS/Sun Life Strategic Growth Series S Class	05	2005	11.0642	10.9762	0
MFS/Sun Life Strategic Growth Series S Class	05	2004	10.5878	11.0642	0
MFS/Sun Life Strategic Growth Series S Class	05	2003	10.0000	10.5878	0

Mutual Shares Securities Fund	01	2008	15.6058	9.6817	67,646
Mutual Shares Securities Fund	01	2007	15.2886	15.6058	31,940
Mutual Shares Securities Fund	01	2006	13.0911	15.2886	14,418
Mutual Shares Securities Fund	01	2005	12.0028	13.0911	1,139
Mutual Shares Securities Fund	01	2004	10.8029	12.0028	1,140
Mutual Shares Securities Fund	01	2003	10.0000	10.8029	0

Mutual Shares Securities Fund	02	2008	15.4740	9.5803	59,927
Mutual Shares Securities Fund	02	2007	15.1905	15.4740	20,860
Mutual Shares Securities Fund	02	2006	13.0334	15.1905	6,889
Mutual Shares Securities Fund	02	2005	11.9741	13.0334	0
Mutual Shares Securities Fund	02	2004	10.7990	11.9741	0
Mutual Shares Securities Fund	02	2003	10.0000	10.7990	0

Mutual Shares Securities Fund	03	2008	15.4413	9.5552	0
Mutual Shares Securities Fund	03	2007	15.1660	15.4413	0
Mutual Shares Securities Fund	03	2006	13.0190	15.1660	0
Mutual Shares Securities Fund	03	2005	11.9670	13.0190	0
Mutual Shares Securities Fund	03	2004	10.7980	11.9670	0
Mutual Shares Securities Fund	03	2003	10.0000	10.7980	0

Mutual Shares Securities Fund	04	2008	15.3431	9.4799	0
Mutual Shares Securities Fund	04	2007	15.0928	15.3431	112
Mutual Shares Securities Fund	04	2006	12.9758	15.0928	108
Mutual Shares Securities Fund	04	2005	11.9454	12.9758	0
Mutual Shares Securities Fund	04	2004	10.7951	11.9454	0
Mutual Shares Securities Fund	04	2003	10.0000	10.7951	0

Mutual Shares Securities Fund	05	2008	15.2131	9.3803	0
Mutual Shares Securities Fund	05	2007	14.9955	15.2131	0
Mutual Shares Securities Fund	05	2006	12.9184	14.9955	0
Mutual Shares Securities Fund	05	2005	11.9168	12.9184	0
Mutual Shares Securities Fund	05	2004	10.7912	11.9168	0
Mutual Shares Securities Fund	05	2003	10.0000	10.7912	0

Oppenheimer Balanced/VA Svc	01	2008	10.3095	5.7341	11,611
Oppenheimer Balanced/VA Svc	01	2007	10.0000	10.3095	0

Oppenheimer Balanced/VA Svc	02	2008	10.2923	5.7129	1,351
Oppenheimer Balanced/VA Svc	02	2007	10.0000	10.2923	398

Oppenheimer Balanced/VA Svc	03	2008	10.2880	5.7076	0
Oppenheimer Balanced/VA Svc	03	2007	10.0000	10.2880	0

Oppenheimer Balanced/VA Svc	04	2008	10.2750	5.6916	0
Oppenheimer Balanced/VA Svc	04	2007	10.0000	10.2750	0

Oppenheimer Balanced/VA Svc	05	2008	10.2578	5.6705	0
Oppenheimer Balanced/VA Svc	05	2007	10.0000	10.2578	0

Oppenheimer Capital Appreciation Fund/VA	01	2008	13.9696	7.4879	7,745
Oppenheimer Capital Appreciation Fund/VA	01	2007	12.4380	13.9696	6,230
Oppenheimer Capital Appreciation Fund/VA	01	2006	11.7084	12.4380	5,947
Oppenheimer Capital Appreciation Fund/VA	01	2005	11.3178	11.7084	2,104
Oppenheimer Capital Appreciation Fund/VA	01	2004	10.7612	11.3178	1,302
Oppenheimer Capital Appreciation Fund/VA	01	2003	10.0000	10.7612	809

Oppenheimer Capital Appreciation Fund/VA	02	2008	13.8516	7.4094	24,279
Oppenheimer Capital Appreciation Fund/VA	02	2007	12.3581	13.8516	19,746
Oppenheimer Capital Appreciation Fund/VA	02	2006	11.6567	12.3581	17,130
Oppenheimer Capital Appreciation Fund/VA	02	2005	11.2907	11.6567	3,788
Oppenheimer Capital Appreciation Fund/VA	02	2004	10.7573	11.2907	197
Oppenheimer Capital Appreciation Fund/VA	02	2003	10.0000	10.7573	0

Oppenheimer Capital Appreciation Fund/VA	03	2008	13.8222	7.3900	0
Oppenheimer Capital Appreciation Fund/VA	03	2007	12.3382	13.8222	0
Oppenheimer Capital Appreciation Fund/VA	03	2006	11.6439	12.3382	0
Oppenheimer Capital Appreciation Fund/VA	03	2005	11.2840	11.6439	0
Oppenheimer Capital Appreciation Fund/VA	03	2004	10.7563	11.2840	0
Oppenheimer Capital Appreciation Fund/VA	03	2003	10.0000	10.7563	0

Oppenheimer Capital Appreciation Fund/VA	04	2008	13.7343	7.3317	1,006
Oppenheimer Capital Appreciation Fund/VA	04	2007	12.2786	13.7343	971
Oppenheimer Capital Appreciation Fund/VA	04	2006	11.6052	12.2786	13,434
Oppenheimer Capital Appreciation Fund/VA	04	2005	11.2637	11.6052	14,192
Oppenheimer Capital Appreciation Fund/VA	04	2004	10.7534	11.2637	14,922
Oppenheimer Capital Appreciation Fund/VA	04	2003	10.0000	10.7534	95

Oppenheimer Capital Appreciation Fund/VA	05	2008	13.6179	7.2547	0
Oppenheimer Capital Appreciation Fund/VA	05	2007	12.1995	13.6179	0
Oppenheimer Capital Appreciation Fund/VA	05	2006	11.5539	12.1995	0
Oppenheimer Capital Appreciation Fund/VA	05	2005	11.2366	11.5539	0
Oppenheimer Capital Appreciation Fund/VA	05	2004	10.7495	11.2366	0
Oppenheimer Capital Appreciation Fund/VA	05	2003	10.0000	10.7495	0

Oppenheimer Global Securities Fund	01	2008	16.7736	9.8729	57,121
Oppenheimer Global Securities Fund	01	2007	16.0296	16.7736	49,929
Oppenheimer Global Securities Fund	01	2006	13.8444	16.0296	40,966
Oppenheimer Global Securities Fund	01	2005	12.3035	13.8444	3,547
Oppenheimer Global Securities Fund	01	2004	10.4916	12.3035	1,634
Oppenheimer Global Securities Fund	01	2003	10.0000	10.4916	0

Oppenheimer Global Securities Fund	02	2008	16.6358	9.7718	30,345
Oppenheimer Global Securities Fund	02	2007	15.9304	16.6358	23,382
Oppenheimer Global Securities Fund	02	2006	13.7867	15.9304	14,757
Oppenheimer Global Securities Fund	02	2005	12.2769	13.7867	2,031
Oppenheimer Global Securities Fund	02	2004	10.4903	12.2769	130
Oppenheimer Global Securities Fund	02	2003	10.0000	10.4903	0

Oppenheimer Global Securities Fund	03	2008	16.6015	9.7467	0
Oppenheimer Global Securities Fund	03	2007	15.9057	16.6015	0
Oppenheimer Global Securities Fund	03	2006	13.7722	15.9057	0
Oppenheimer Global Securities Fund	03	2005	12.2703	13.7722	0
Oppenheimer Global Securities Fund	03	2004	10.4900	12.2703	0
Oppenheimer Global Securities Fund	03	2003	10.0000	10.4900	0

Oppenheimer Global Securities Fund	04	2008	16.4989	9.6717	0
Oppenheimer Global Securities Fund	04	2007	15.8317	16.4989	104
Oppenheimer Global Securities Fund	04	2006	13.7290	15.8317	3,581
Oppenheimer Global Securities Fund	04	2005	12.2504	13.7290	3,675
Oppenheimer Global Securities Fund	04	2004	10.4890	12.2504	3,866
Oppenheimer Global Securities Fund	04	2003	10.0000	10.4890	0

Oppenheimer Global Securities Fund	05	2008	16.3629	9.5723	0
Oppenheimer Global Securities Fund	05	2007	15.7333	16.3629	0
Oppenheimer Global Securities Fund	05	2006	13.6715	15.7333	0
Oppenheimer Global Securities Fund	05	2005	12.2238	13.6715	0
Oppenheimer Global Securities Fund	05	2004	10.4876	12.2238	0
Oppenheimer Global Securities Fund	05	2003	10.0000	10.4876	0

Oppenheimer Main St. Fund/VA	01	2008	13.9605	8.4520	586,577
Oppenheimer Main St. Fund/VA	01	2007	13.5885	13.9605	488,191
Oppenheimer Main St. Fund/VA	01	2006	12.0026	13.5885	337,631
Oppenheimer Main St. Fund/VA	01	2005	11.5058	12.0026	222,175
Oppenheimer Main St. Fund/VA	01	2004	10.6864	11.5058	40,378
Oppenheimer Main St. Fund/VA	01	2003	10.0000	10.6864	0

Oppenheimer Main St. Fund/VA	02	2008	13.8426	8.3635	328,286
Oppenheimer Main St. Fund/VA	02	2007	13.5013	13.8426	279,786
Oppenheimer Main St. Fund/VA	02	2006	11.9497	13.5013	212,965
Oppenheimer Main St. Fund/VA	02	2005	11.4783	11.9497	122,699
Oppenheimer Main St. Fund/VA	02	2004	10.6825	11.4783	29,635
Oppenheimer Main St. Fund/VA	02	2003	10.0000	10.6825	0

Oppenheimer Main St. Fund/VA	03	2008	13.8133	8.3415	0
Oppenheimer Main St. Fund/VA	03	2007	13.4795	13.8133	0
Oppenheimer Main St. Fund/VA	03	2006	11.9365	13.4795	0
Oppenheimer Main St. Fund/VA	03	2005	11.4714	11.9365	0
Oppenheimer Main St. Fund/VA	03	2004	10.6816	11.4714	0
Oppenheimer Main St. Fund/VA	03	2003	10.0000	10.6816	0

Oppenheimer Main St. Fund/VA	04	2008	13.7255	8.2758	79,012
Oppenheimer Main St. Fund/VA	04	2007	13.4144	13.7255	90,698
Oppenheimer Main St. Fund/VA	04	2006	11.8969	13.4144	91,663
Oppenheimer Main St. Fund/VA	04	2005	11.4508	11.8969	94,306
Oppenheimer Main St. Fund/VA	04	2004	10.6787	11.4508	89,469
Oppenheimer Main St. Fund/VA	04	2003	10.0000	10.6787	0

Oppenheimer Main St. Fund/VA	05	2008	13.6092	8.1889	1,361
Oppenheimer Main St. Fund/VA	05	2007	13.3280	13.6092	1,090
Oppenheimer Main St. Fund/VA	05	2006	11.8443	13.3280	1,688
Oppenheimer Main St. Fund/VA	05	2005	11.4233	11.8443	2,147
Oppenheimer Main St. Fund/VA	05	2004	10.6748	11.4233	1,876
Oppenheimer Main St. Fund/VA	05	2003	10.0000	10.6748	0

Oppenheimer Main St. Small Cap Fund/VA	01	2008	15.0813	9.2231	10,207
Oppenheimer Main St. Small Cap Fund/VA	01	2007	15.5047	15.0813	15,573
Oppenheimer Main St. Small Cap Fund/VA	01	2006	13.7071	15.5047	14,689
Oppenheimer Main St. Small Cap Fund/VA	01	2005	12.6639	13.7071	769
Oppenheimer Main St. Small Cap Fund/VA	01	2004	10.7717	12.6639	770
Oppenheimer Main St. Small Cap Fund/VA	01	2003	10.0000	10.7717	0

Oppenheimer Main St. Small Cap Fund/VA	02	2008	14.9540	9.1265	3,493
Oppenheimer Main St. Small Cap Fund/VA	02	2007	15.4052	14.9540	4,086
Oppenheimer Main St. Small Cap Fund/VA	02	2006	13.6467	15.4052	3,712
Oppenheimer Main St. Small Cap Fund/VA	02	2005	12.6336	13.6467	326
Oppenheimer Main St. Small Cap Fund/VA	02	2004	10.7678	12.6336	0
Oppenheimer Main St. Small Cap Fund/VA	02	2003	10.0000	10.7678	0

Oppenheimer Main St. Small Cap Fund/VA	03	2008	14.9223	9.1025	0
Oppenheimer Main St. Small Cap Fund/VA	03	2007	15.3804	14.9223	0
Oppenheimer Main St. Small Cap Fund/VA	03	2006	13.6317	15.3804	0
Oppenheimer Main St. Small Cap Fund/VA	03	2005	12.6260	13.6317	0
Oppenheimer Main St. Small Cap Fund/VA	03	2004	10.7668	12.6260	0
Oppenheimer Main St. Small Cap Fund/VA	03	2003	10.0000	10.7668	0

Oppenheimer Main St. Small Cap Fund/VA	04	2008	14.8275	9.0308	0
Oppenheimer Main St. Small Cap Fund/VA	04	2007	15.3061	14.8275	113
Oppenheimer Main St. Small Cap Fund/VA	04	2006	13.5865	15.3061	2,206
Oppenheimer Main St. Small Cap Fund/VA	04	2005	12.6033	13.5865	2,219
Oppenheimer Main St. Small Cap Fund/VA	04	2004	10.7639	12.6033	2,334
Oppenheimer Main St. Small Cap Fund/VA	04	2003	10.0000	10.7639	0

Oppenheimer Main St. Small Cap Fund/VA	05	2008	14.7018	8.9359	0
Oppenheimer Main St. Small Cap Fund/VA	05	2007	15.2075	14.7018	0
Oppenheimer Main St. Small Cap Fund/VA	05	2006	13.5264	15.2075	0
Oppenheimer Main St. Small Cap Fund/VA	05	2005	12.5731	13.5264	0
Oppenheimer Main St. Small Cap Fund/VA	05	2004	10.7600	12.5731	0
Oppenheimer Main St. Small Cap Fund/VA	05	2003	10.0000	10.7600	0

PIMCO Emerging Markets Bond Portfolio	01	2008	20.5533	17.3158	773
PIMCO Emerging Markets Bond Portfolio	01	2007	19.6898	20.5533	581
PIMCO Emerging Markets Bond Portfolio	01	2006	18.2643	19.6898	228
PIMCO Emerging Markets Bond Portfolio	01	2005	16.7114	18.2643	229
PIMCO Emerging Markets Bond Portfolio	01	2004	15.1091	16.7114	0
PIMCO Emerging Markets Bond Portfolio	01	2003	10.0000	15.1091	0

PIMCO Emerging Markets Bond Portfolio	02	2008	20.3354	17.0973	3,196
PIMCO Emerging Markets Bond Portfolio	02	2007	19.5208	20.3354	2,923
PIMCO Emerging Markets Bond Portfolio	02	2006	18.1442	19.5208	1,625
PIMCO Emerging Markets Bond Portfolio	02	2005	16.6352	18.1442	1,283
PIMCO Emerging Markets Bond Portfolio	02	2004	15.0708	16.6352	114
PIMCO Emerging Markets Bond Portfolio	02	2003	10.0000	15.0708	0

PIMCO Emerging Markets Bond Portfolio	03	2008	20.2813	17.0432	0
PIMCO Emerging Markets Bond Portfolio	03	2007	19.4787	20.2813	0
PIMCO Emerging Markets Bond Portfolio	03	2006	18.1143	19.4787	0
PIMCO Emerging Markets Bond Portfolio	03	2005	16.6162	18.1143	0
PIMCO Emerging Markets Bond Portfolio	03	2004	15.0612	16.6162	0
PIMCO Emerging Markets Bond Portfolio	03	2003	10.0000	15.0612	0

PIMCO Emerging Markets Bond Portfolio	04	2008	20.1194	16.8813	0
PIMCO Emerging Markets Bond Portfolio	04	2007	19.3529	20.1194	0
PIMCO Emerging Markets Bond Portfolio	04	2006	18.0247	19.3529	0
PIMCO Emerging Markets Bond Portfolio	04	2005	16.5592	18.0247	0
PIMCO Emerging Markets Bond Portfolio	04	2004	15.0325	16.5592	0
PIMCO Emerging Markets Bond Portfolio	04	2003	10.0000	15.0325	0

PIMCO Emerging Markets Bond Portfolio	05	2008	19.9053	16.6675	0
PIMCO Emerging Markets Bond Portfolio	05	2007	19.1862	19.9053	0
PIMCO Emerging Markets Bond Portfolio	05	2006	17.9058	19.1862	0
PIMCO Emerging Markets Bond Portfolio	05	2005	16.4833	17.9058	0
PIMCO Emerging Markets Bond Portfolio	05	2004	14.9943	16.4833	0
PIMCO Emerging Markets Bond Portfolio	05	2003	10.0000	14.9943	0

PIMCO Low Duration Portfolio	01	2008	10.8882	10.6961	579,690
PIMCO Low Duration Portfolio	01	2007	10.2798	10.8882	720,022
PIMCO Low Duration Portfolio	01	2006	10.0215	10.2798	396,571
PIMCO Low Duration Portfolio	01	2005	10.0564	10.0215	222,986
PIMCO Low Duration Portfolio	01	2004	10.0092	10.0564	49,389
PIMCO Low Duration Portfolio	01	2003	10.0000	10.0092	0

PIMCO Low Duration Portfolio	02	2008	10.7988	10.5867	379,290
PIMCO Low Duration Portfolio	02	2007	10.2162	10.7988	458,266
PIMCO Low Duration Portfolio	02	2006	9.9796	10.2162	285,750
PIMCO Low Duration Portfolio	02	2005	10.0346	9.9796	171,883
PIMCO Low Duration Portfolio	02	2004	10.0079	10.0346	59,223
PIMCO Low Duration Portfolio	02	2003	10.0000	10.0079	0

PIMCO Low Duration Portfolio	03	2008	10.7765	10.5595	0
PIMCO Low Duration Portfolio	03	2007	10.2004	10.7765	0
PIMCO Low Duration Portfolio	03	2006	9.9692	10.2004	0
PIMCO Low Duration Portfolio	03	2005	10.0292	9.9692	0
PIMCO Low Duration Portfolio	03	2004	10.0076	10.0292	0
PIMCO Low Duration Portfolio	03	2003	10.0000	10.0076	0

PIMCO Low Duration Portfolio	04	2008	10.7099	10.4781	84,645
PIMCO Low Duration Portfolio	04	2007	10.1528	10.7099	140,512
PIMCO Low Duration Portfolio	04	2006	9.9379	10.1528	150,320
PIMCO Low Duration Portfolio	04	2005	10.0129	9.9379	140,155
PIMCO Low Duration Portfolio	04	2004	10.0066	10.0129	129,412
PIMCO Low Duration Portfolio	04	2003	10.0000	10.0066	0

PIMCO Low Duration Portfolio	05	2008	10.6216	10.3705	1,731
PIMCO Low Duration Portfolio	05	2007	10.0897	10.6216	2,198
PIMCO Low Duration Portfolio	05	2006	9.8962	10.0897	3,001
PIMCO Low Duration Portfolio	05	2005	9.9912	9.8962	3,386
PIMCO Low Duration Portfolio	05	2004	10.0054	9.9912	3,739
PIMCO Low Duration Portfolio	05	2003	10.0000	10.0054	0

PIMCO Real Return Portfolio	01	2008	11.8519	10.8667	95,079
PIMCO Real Return Portfolio	01	2007	10.8567	11.8519	26,296
PIMCO Real Return Portfolio	01	2006	10.9267	10.8567	23,778
PIMCO Real Return Portfolio	01	2005	10.8483	10.9267	13,004
PIMCO Real Return Portfolio	01	2004	10.0966	10.8483	2,683
PIMCO Real Return Portfolio	01	2003	10.0000	10.0966	863

PIMCO Real Return Portfolio	02	2008	11.7517	10.7530	21,770
PIMCO Real Return Portfolio	02	2007	10.7870	11.7517	14,904
PIMCO Real Return Portfolio	02	2006	10.8785	10.7870	4,306
PIMCO Real Return Portfolio	02	2005	10.8223	10.8785	1,180
PIMCO Real Return Portfolio	02	2004	10.0930	10.8223	670
PIMCO Real Return Portfolio	02	2003	10.0000	10.0930	0

PIMCO Real Return Portfolio	03	2008	11.7269	10.7247	0
PIMCO Real Return Portfolio	03	2007	10.7696	11.7269	0
PIMCO Real Return Portfolio	03	2006	10.8665	10.7696	0
PIMCO Real Return Portfolio	03	2005	10.8158	10.8665	0
PIMCO Real Return Portfolio	03	2004	10.0921	10.8158	0
PIMCO Real Return Portfolio	03	2003	10.0000	10.0921	0

PIMCO Real Return Portfolio	04	2008	11.6523	10.6402	3,252
PIMCO Real Return Portfolio	04	2007	10.7176	11.6523	0
PIMCO Real Return Portfolio	04	2006	10.8305	10.7176	4,380
PIMCO Real Return Portfolio	04	2005	10.7964	10.8305	4,629
PIMCO Real Return Portfolio	04	2004	10.0893	10.7964	4,869
PIMCO Real Return Portfolio	04	2003	10.0000	10.0893	0

PIMCO Real Return Portfolio	05	2008	11.5535	10.5285	0
PIMCO Real Return Portfolio	05	2007	10.6484	11.5535	0
PIMCO Real Return Portfolio	05	2006	10.7825	10.6484	0
PIMCO Real Return Portfolio	05	2005	10.7704	10.7825	0
PIMCO Real Return Portfolio	05	2004	10.0857	10.7704	0
PIMCO Real Return Portfolio	05	2003	10.0000	10.0857	0

PIMCO Total Return Portfolio	01	2008	11.6072	11.9999	253,739
PIMCO Total Return Portfolio	01	2007	10.8190	11.6072	160,960
PIMCO Total Return Portfolio	01	2006	10.5599	10.8190	29,497
PIMCO Total Return Portfolio	01	2005	10.4477	10.5599	12,914
PIMCO Total Return Portfolio	01	2004	10.0972	10.4477	3,388
PIMCO Total Return Portfolio	01	2003	10.0000	10.0972	0

PIMCO Total Return Portfolio	02	2008	11.5091	11.8743	139,877
PIMCO Total Return Portfolio	02	2007	10.7495	11.5091	91,531
PIMCO Total Return Portfolio	02	2006	10.5133	10.7495	18,593
PIMCO Total Return Portfolio	02	2005	10.4227	10.5133	645
PIMCO Total Return Portfolio	02	2004	10.0935	10.4227	303
PIMCO Total Return Portfolio	02	2003	10.0000	10.0935	0

PIMCO Total Return Portfolio	03	2008	11.4848	11.8431	0
PIMCO Total Return Portfolio	03	2007	10.7322	11.4848	0
PIMCO Total Return Portfolio	03	2006	10.5017	10.7322	0
PIMCO Total Return Portfolio	03	2005	10.4165	10.5017	0
PIMCO Total Return Portfolio	03	2004	10.0926	10.4165	0
PIMCO Total Return Portfolio	03	2003	10.0000	10.0926	0

PIMCO Total Return Portfolio	04	2008	11.4118	11.7499	7,858
PIMCO Total Return Portfolio	04	2007	10.6803	11.4118	1,189
PIMCO Total Return Portfolio	04	2006	10.4669	10.6803	4,587
PIMCO Total Return Portfolio	04	2005	10.3977	10.4669	4,832
PIMCO Total Return Portfolio	04	2004	10.0899	10.3977	5,072
PIMCO Total Return Portfolio	04	2003	10.0000	10.0899	100

PIMCO Total Return Portfolio	05	2008	11.3150	11.6264	0
PIMCO Total Return Portfolio	05	2007	10.6115	11.3150	0
PIMCO Total Return Portfolio	05	2006	10.4205	10.6115	0
PIMCO Total Return Portfolio	05	2005	10.3727	10.4205	0
PIMCO Total Return Portfolio	05	2004	10.0862	10.3727	0
PIMCO Total Return Portfolio	05	2003	10.0000	10.0862	0

PIMCO VIT All Asset Portfolio	01	2008	11.2796	9.3640	3,068
PIMCO VIT All Asset Portfolio	01	2007	10.5558	11.2796	3,611
PIMCO VIT All Asset Portfolio	01	2006	10.2235	10.5558	3,747
PIMCO VIT All Asset Portfolio	01	2005	10.0000	10.2235	0

PIMCO VIT All Asset Portfolio	02	2008	11.2301	9.3040	1,980
PIMCO VIT All Asset Portfolio	02	2007	10.5309	11.2301	0
PIMCO VIT All Asset Portfolio	02	2006	10.2201	10.5309	0
PIMCO VIT All Asset Portfolio	02	2005	10.0000	10.2201	0

PIMCO VIT All Asset Portfolio	03	2008	11.2178	9.2890	0
PIMCO VIT All Asset Portfolio	03	2007	10.5247	11.2178	0
PIMCO VIT All Asset Portfolio	03	2006	10.2193	10.5247	0
PIMCO VIT All Asset Portfolio	03	2005	10.0000	10.2193	0

PIMCO VIT All Asset Portfolio	04	2008	11.1808	9.2442	0
PIMCO VIT All Asset Portfolio	04	2007	10.5061	11.1808	0
PIMCO VIT All Asset Portfolio	04	2006	10.2167	10.5061	0
PIMCO VIT All Asset Portfolio	04	2005	10.0000	10.2167	0

PIMCO VIT All Asset Portfolio	05	2008	11.1315	9.1847	0
PIMCO VIT All Asset Portfolio	05	2007	10.4813	11.1315	0
PIMCO VIT All Asset Portfolio	05	2006	10.2133	10.4813	0
PIMCO VIT All Asset Portfolio	05	2005	10.0000	10.2133	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2008	11.9723	6.6382	61,199
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2007	9.8482	11.9723	7,921
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2006	10.3019	9.8482	7,882
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2005	10.0000	10.3019	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2008	11.9197	6.5956	9,537
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2007	9.8250	11.9197	2,299
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2006	10.2984	9.8250	1,349
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2005	10.0000	10.2984	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2008	11.9066	6.5850	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2007	9.8192	11.9066	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2006	10.2976	9.8192	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2005	10.0000	10.2976	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2008	11.8673	6.5532	2,251
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2007	9.8018	11.8673	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2006	10.2950	9.8018	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2005	10.0000	10.2950	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2008	11.8150	6.5110	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2007	9.7787	11.8150	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2006	10.2916	9.7787	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2005	10.0000	10.2916	0

SC AIM Small Cap Growth	01	2008	10.0000	9.0226	0

SC AIM Small Cap Growth	02	2008	10.0000	9.0190	0

SC AIM Small Cap Growth	03	2008	10.0000	9.0181	0

SC AIM Small Cap Growth	04	2008	10.0000	9.0154	0

SC AIM Small Cap Growth	05	2008	10.0000	9.0117	0

SC AllianceBernstein International Value	01	2008	10.0000	9.2189	0

SC AllianceBernstein International Value	02	2008	10.0000	9.2152	0

SC AllianceBernstein International Value	03	2008	10.0000	9.2143	0

SC AllianceBernstein International Value	04	2008	10.0000	9.2115	0

SC AllianceBernstein International Value	05	2008	10.0000	9.2078	0

SC BlackRock Inflation Protected Bond	01	2008	10.0000	10.2557	1,400

SC BlackRock Inflation Protected Bond	02	2008	10.0000	10.2516	0

SC BlackRock Inflation Protected Bond	03	2008	10.0000	10.2505	0

SC BlackRock Inflation Protected Bond	04	2008	10.0000	10.2475	0

SC BlackRock Inflation Protected Bond	05	2008	10.0000	10.2434	0

SC Davis Venture Value S Class	01	2008	10.5978	6.4892	56,111
SC Davis Venture Value S Class	01	2007	10.0000	10.5978	4,368

SC Davis Venture Value S Class	02	2008	10.5801	6.4651	79,848
SC Davis Venture Value S Class	02	2007	10.0000	10.5801	23,424

SC Davis Venture Value S Class	03	2008	10.5756	6.4591	0
SC Davis Venture Value S Class	03	2007	10.0000	10.5756	0

SC Davis Venture Value S Class	04	2008	10.5623	6.4411	0
SC Davis Venture Value S Class	04	2007	10.0000	10.5623	0

SC Davis Venture Value S Class	05	2008	10.5446	6.4172	0
SC Davis Venture Value S Class	05	2007	10.0000	10.5446	0

SC Dreman Small Cap Value	01	2008	10.0000	9.3523	0

SC Dreman Small Cap Value	02	2008	10.0000	9.3485	0

SC Dreman Small Cap Value	03	2008	10.0000	9.3476	0

SC Dreman Small Cap Value	04	2008	10.0000	9.3447	0

SC Dreman Small Cap Value	05	2008	10.0000	9.3410	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	01	2008	10.0000	7.0646	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	02	2008	10.0000	7.0529	1,906

SC Goldman Sachs Mid Cap Value Fund (I Class)	03	2008	10.0000	7.0500	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	04	2008	10.0000	7.0413	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	05	2008	10.0000	7.0296	0

SC Goldman Sachs Mid Cap Value Fund (S Class)	01	2008	10.0000	7.0506	3,310

SC Goldman Sachs Mid Cap Value Fund (S Class)	02	2008	10.0000	7.0389	2,843

SC Goldman Sachs Mid Cap Value Fund (S Class)	03	2008	10.0000	7.0360	0

SC Goldman Sachs Mid Cap Value Fund (S Class)	04	2008	10.0000	7.0273	0

SC Goldman Sachs Mid Cap Value Fund (S Class)	05	2008	10.0000	7.0157	0

SC Goldman Sachs Short Duration Fund (I Class)	01	2008	10.0000	10.1974	59,624

SC Goldman Sachs Short Duration Fund (I Class)	02	2008	10.0000	10.1806	3,620

SC Goldman Sachs Short Duration Fund (I Class)	03	2008	10.0000	10.1765	0

SC Goldman Sachs Short Duration Fund (I Class)	04	2008	10.0000	10.1639	4,994

SC Goldman Sachs Short Duration Fund (I Class)	05	2008	10.0000	10.1471	0

SC Goldman Sachs Short Duration Fund (S Class)	01	2008	10.0000	10.1768	53,137

SC Goldman Sachs Short Duration Fund (S Class)	02	2008	10.0000	10.1601	9,444

SC Goldman Sachs Short Duration Fund (S Class)	03	2008	10.0000	10.1559	0

SC Goldman Sachs Short Duration Fund (S Class)	04	2008	10.0000	10.1433	0

SC Goldman Sachs Short Duration Fund (S Class)	05	2008	10.0000	10.1266	0

SC Ibbotson Balanced	01	2008	10.0000	10.0957	8,972

SC Ibbotson Balanced	02	2008	10.0000	10.0917	18,029

SC Ibbotson Balanced	03	2008	10.0000	10.0907	0

SC Ibbotson Balanced	04	2008	10.0000	10.0876	0

SC Ibbotson Balanced	05	2008	10.0000	10.0836	0

SC Ibbotson Growth	01	2008	10.0000	10.2150	0

SC Ibbotson Growth	02	2008	10.0000	10.2109	12,320

SC Ibbotson Growth	03	2008	10.0000	10.2098	0

SC Ibbotson Growth	04	2008	10.0000	10.2068	0

SC Ibbotson Growth	05	2008	10.0000	10.2027	0

SC Ibbotson Moderate	01	2008	10.0000	9.8977	42,792

SC Ibbotson Moderate	02	2008	10.0000	9.8937	15,077

SC Ibbotson Moderate	03	2008	10.0000	9.8927	0

SC Ibbotson Moderate	04	2008	10.0000	9.8897	0

SC Ibbotson Moderate	05	2008	10.0000	9.8858	0

SC Lord Abbett Growth & Income Fund (I Class)	01	2008	10.0000	7.2709	0

SC Lord Abbett Growth & Income Fund (I Class)	02	2008	10.0000	7.2589	0

SC Lord Abbett Growth & Income Fund (I Class)	03	2008	10.0000	7.2559	0

SC Lord Abbett Growth & Income Fund (I Class)	04	2008	10.0000	7.2469	0

SC Lord Abbett Growth & Income Fund (I Class)	05	2008	10.0000	7.2349	0

SC Lord Abbett Growth & Income Fund (S Class)	01	2008	10.0000	7.2564	5,137

SC Lord Abbett Growth & Income Fund (S Class)	02	2008	10.0000	7.2445	0

SC Lord Abbett Growth & Income Fund (S Class)	03	2008	10.0000	7.2415	0

SC Lord Abbett Growth & Income Fund (S Class)	04	2008	10.0000	7.2325	0

SC Lord Abbett Growth & Income Fund (S Class)	05	2008	10.0000	7.2205	0

SC Oppenheimer Large Cap Core Fund	01	2008	11.9483	7.4078	0
SC Oppenheimer Large Cap Core Fund	01	2007	12.8953	11.9483	145
SC Oppenheimer Large Cap Core Fund	01	2006	10.9131	12.8953	4
SC Oppenheimer Large Cap Core Fund	01	2005	11.1711	10.9131	5
SC Oppenheimer Large Cap Core Fund	01	2004	10.0000	11.1711	0
SC Oppenheimer Large Cap Core Fund	01	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	02	2008	11.8538	7.3342	875
SC Oppenheimer Large Cap Core Fund	02	2007	12.8194	11.8538	222
SC Oppenheimer Large Cap Core Fund	02	2006	10.8709	12.8194	193
SC Oppenheimer Large Cap Core Fund	02	2005	11.1505	10.8709	0
SC Oppenheimer Large Cap Core Fund	02	2004	10.0000	11.1505	0
SC Oppenheimer Large Cap Core Fund	02	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	03	2008	11.8303	7.3160	0
SC Oppenheimer Large Cap Core Fund	03	2007	12.8006	11.8303	0
SC Oppenheimer Large Cap Core Fund	03	2006	10.8604	12.8006	0
SC Oppenheimer Large Cap Core Fund	03	2005	11.1453	10.8604	0
SC Oppenheimer Large Cap Core Fund	03	2004	10.0000	11.1453	0
SC Oppenheimer Large Cap Core Fund	03	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	04	2008	11.7599	7.2613	908
SC Oppenheimer Large Cap Core Fund	04	2007	12.7439	11.7599	908
SC Oppenheimer Large Cap Core Fund	04	2006	10.8288	12.7439	0
SC Oppenheimer Large Cap Core Fund	04	2005	11.1298	10.8288	0
SC Oppenheimer Large Cap Core Fund	04	2004	10.0000	11.1298	0
SC Oppenheimer Large Cap Core Fund	04	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	05	2008	11.6665	7.1889	0
SC Oppenheimer Large Cap Core Fund	05	2007	12.6687	11.6665	0
SC Oppenheimer Large Cap Core Fund	05	2006	10.7868	12.6687	0
SC Oppenheimer Large Cap Core Fund	05	2005	11.1091	10.7868	0
SC Oppenheimer Large Cap Core Fund	05	2004	10.0000	11.1091	0
SC Oppenheimer Large Cap Core Fund	05	2003	10.0000	10.0000	0

SC Oppenheimer Main Street Small Cap S Class	01	2008	9.8369	6.0027	173,806
SC Oppenheimer Main Street Small Cap S Class	01	2007	10.0000	9.8369	82,632

SC Oppenheimer Main Street Small Cap S Class	02	2008	9.8205	5.9805	71,351
SC Oppenheimer Main Street Small Cap S Class	02	2007	10.0000	9.8205	38,616

SC Oppenheimer Main Street Small Cap S Class	03	2008	9.8163	5.9749	0
SC Oppenheimer Main Street Small Cap S Class	03	2007	10.0000	9.8163	0

SC Oppenheimer Main Street Small Cap S Class	04	2008	9.8040	5.9582	3,639
SC Oppenheimer Main Street Small Cap S Class	04	2007	10.0000	9.8040	0

SC Oppenheimer Main Street Small Cap S Class	05	2008	9.7875	5.9360	0
SC Oppenheimer Main Street Small Cap S Class	05	2007	10.0000	9.7875	0

SC PIMCO High Yield Fund (S Class)	01	2008	10.0000	8.5350	14,033

SC PIMCO High Yield Fund (S Class)	02	2008	10.0000	8.5210	1,270

SC PIMCO High Yield Fund (S Class)	03	2008	10.0000	8.5175	0

SC PIMCO High Yield Fund (S Class)	04	2008	10.0000	8.5069	211

SC PIMCO High Yield Fund (S Class)	05	2008	10.0000	8.4929	0

SC PIMCO Total Return	01	2008	10.0000	10.5819	6,667

SC PIMCO Total Return	02	2008	10.0000	10.5777	14,638

SC PIMCO Total Return	03	2008	10.0000	10.5767	0

SC PIMCO Total Return	04	2008	10.0000	10.5735	0

SC PIMCO Total Return	05	2008	10.0000	10.5692	0

SC WMC Blue Chip Mid Cap Fund (Service Class)	01	2008	10.0000	7.4893	30,380

SC WMC Blue Chip Mid Cap Fund (Service Class)	02	2008	10.0000	7.4770	6,266

SC WMC Blue Chip Mid Cap Fund (Service Class)	03	2008	10.0000	7.4739	0

SC WMC Blue Chip Mid Cap Fund (Service Class)	04	2008	10.0000	7.4646	3,108

SC WMC Blue Chip Mid Cap Fund (Service Class)	05	2008	10.0000	7.4523	0

SC WMC Large Cap Growth Fund (Service Class)	01	2008	10.4178	5.7239	2,434
SC WMC Large Cap Growth Fund (Service Class)	01	2007	9.8904	10.4178	2,571
SC WMC Large Cap Growth Fund (Service Class)	01	2006	10.0000	9.8904	0

SC WMC Large Cap Growth Fund (Service Class)	02	2008	10.3825	5.6929	0
SC WMC Large Cap Growth Fund (Service Class)	02	2007	9.8771	10.3825	0
SC WMC Large Cap Growth Fund (Service Class)	02	2006	10.0000	9.8771	0

SC WMC Large Cap Growth Fund (Service Class)	03	2008	10.3737	5.6852	0
SC WMC Large Cap Growth Fund (Service Class)	03	2007	9.8737	10.3737	0
SC WMC Large Cap Growth Fund (Service Class)	03	2006	10.0000	9.8737	0

SC WMC Large Cap Growth Fund (Service Class)	04	2008	10.3474	5.6620	0
SC WMC Large Cap Growth Fund (Service Class)	04	2007	9.8637	10.3474	0
SC WMC Large Cap Growth Fund (Service Class)	04	2006	10.0000	9.8637	0

SC WMC Large Cap Growth Fund (Service Class)	05	2008	10.3122	5.6313	0
SC WMC Large Cap Growth Fund (Service Class)	05	2007	9.8504	10.3122	0
SC WMC Large Cap Growth Fund (Service Class)	05	2006	10.0000	9.8504	0

Sun Capital Global Real Estate Fund	01	2008	18.2075	8.5432	129,989
Sun Capital Global Real Estate Fund	01	2007	21.2487	15.7162	94,171
Sun Capital Global Real Estate Fund	01	2006	15.4992	18.3844	50,859
Sun Capital Global Real Estate Fund	01	2005	14.3254	13.4409	33,809
Sun Capital Global Real Estate Fund	01	2004	10.8926	12.4576	6,435
Sun Capital Global Real Estate Fund	01	2003	10.0000	10.0000	319

Sun Capital Global Real Estate Fund	02	2008	18.0537	8.4584	72,383
Sun Capital Global Real Estate Fund	02	2007	21.1123	15.5920	54,742
Sun Capital Global Real Estate Fund	02	2006	15.4309	18.2763	31,881
Sun Capital Global Real Estate Fund	02	2005	14.2912	13.3890	18,027
Sun Capital Global Real Estate Fund	02	2004	10.8887	12.4346	3,892
Sun Capital Global Real Estate Fund	02	2003	10.0000	10.0000	0

Sun Capital Global Real Estate Fund	03	2008	18.0155	8.4373	0
Sun Capital Global Real Estate Fund	03	2007	21.0783	15.5611	0
Sun Capital Global Real Estate Fund	03	2006	15.4139	18.2494	0
Sun Capital Global Real Estate Fund	03	2005	14.2826	13.3760	0
Sun Capital Global Real Estate Fund	03	2004	10.8877	12.4289	0
Sun Capital Global Real Estate Fund	03	2003	10.0000	10.0000	0

Sun Capital Global Real Estate Fund	04	2008	17.9010	8.3742	11,837
Sun Capital Global Real Estate Fund	04	2007	20.9765	15.4685	12,250
Sun Capital Global Real Estate Fund	04	2006	15.3628	18.1687	9,564
Sun Capital Global Real Estate Fund	04	2005	14.2569	13.3371	11,541
Sun Capital Global Real Estate Fund	04	2004	10.8847	12.4116	10,985
Sun Capital Global Real Estate Fund	04	2003	10.0000	10.0000	46

Sun Capital Global Real Estate Fund	05	2008	17.7493	8.2907	131
Sun Capital Global Real Estate Fund	05	2007	20.8414	15.3457	102
Sun Capital Global Real Estate Fund	05	2006	15.2948	18.0614	151
Sun Capital Global Real Estate Fund	05	2005	14.2227	13.2853	279
Sun Capital Global Real Estate Fund	05	2004	10.8808	12.3885	229
Sun Capital Global Real Estate Fund	05	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	01	2008	11.0236	9.4941	13,064
Sun Capital Investment Grade Bond S Class	01	2007	10.7962	11.0236	24,494
Sun Capital Investment Grade Bond S Class	01	2006	10.4082	10.7962	19,227
Sun Capital Investment Grade Bond S Class	01	2005	10.3705	10.4082	2
Sun Capital Investment Grade Bond S Class	01	2004	10.0000	10.3705	0
Sun Capital Investment Grade Bond S Class	01	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	02	2008	10.9364	9.3999	15,352
Sun Capital Investment Grade Bond S Class	02	2007	10.7327	10.9364	13,761
Sun Capital Investment Grade Bond S Class	02	2006	10.3680	10.7327	2,156
Sun Capital Investment Grade Bond S Class	02	2005	10.3513	10.3680	514
Sun Capital Investment Grade Bond S Class	02	2004	10.0000	10.3513	364
Sun Capital Investment Grade Bond S Class	02	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	03	2008	10.9147	9.3764	0
Sun Capital Investment Grade Bond S Class	03	2007	10.7169	10.9147	0
Sun Capital Investment Grade Bond S Class	03	2006	10.3579	10.7169	0
Sun Capital Investment Grade Bond S Class	03	2005	10.3465	10.3579	0
Sun Capital Investment Grade Bond S Class	03	2004	10.0000	10.3465	0
Sun Capital Investment Grade Bond S Class	03	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	04	2008	10.8498	9.3064	1,376
Sun Capital Investment Grade Bond S Class	04	2007	10.6695	10.8498	861
Sun Capital Investment Grade Bond S Class	04	2006	10.3278	10.6695	308
Sun Capital Investment Grade Bond S Class	04	2005	10.3321	10.3278	0
Sun Capital Investment Grade Bond S Class	04	2004	10.0000	10.3321	0
Sun Capital Investment Grade Bond S Class	04	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	05	2008	10.7637	9.2137	0
Sun Capital Investment Grade Bond S Class	05	2007	10.6065	10.7637	0
Sun Capital Investment Grade Bond S Class	05	2006	10.2877	10.6065	0
Sun Capital Investment Grade Bond S Class	05	2005	10.3129	10.2877	0
Sun Capital Investment Grade Bond S Class	05	2004	10.0000	10.3129	0
Sun Capital Investment Grade Bond S Class	05	2003	10.0000	10.0000	0

Sun Capital Money Market S Class	01	2008	10.0000	10.0229	53,365

Sun Capital Money Market S Class	02	2008	10.0000	10.0064	13,091

Sun Capital Money Market S Class	03	2008	10.0000	10.0023	0

Sun Capital Money Market S Class	04	2008	10.0000	9.9899	0

Sun Capital Money Market S Class	05	2008	10.0000	9.9734	0

Templeton Developing Markets Securities Fund, Class 2	01	2008	17.9989	8.3969	54,726
Templeton Developing Markets Securities Fund, Class 2	01	2007	14.1681	17.9989	30,292
Templeton Developing Markets Securities Fund, Class 2	01	2006	11.2121	14.1681	304
Templeton Developing Markets Securities Fund, Class 2	01	2005	10.0000	11.2121	0

Templeton Developing Markets Securities Fund, Class 2	02	2008	17.9199	8.3431	30,551
Templeton Developing Markets Securities Fund, Class 2	02	2007	14.1348	17.9199	18,911
Templeton Developing Markets Securities Fund, Class 2	02	2006	11.2083	14.1348	2,045
Templeton Developing Markets Securities Fund, Class 2	02	2005	10.0000	11.2083	0

Templeton Developing Markets Securities Fund, Class 2	03	2008	17.9003	8.3296	0
Templeton Developing Markets Securities Fund, Class 2	03	2007	14.1265	17.9003	0
Templeton Developing Markets Securities Fund, Class 2	03	2006	11.2074	14.1265	0
Templeton Developing Markets Securities Fund, Class 2	03	2005	10.0000	11.2074	0

Templeton Developing Markets Securities Fund, Class 2	04	2008	17.8412	8.2894	738
Templeton Developing Markets Securities Fund, Class 2	04	2007	14.1015	17.8412	738
Templeton Developing Markets Securities Fund, Class 2	04	2006	11.2046	14.1015	0
Templeton Developing Markets Securities Fund, Class 2	04	2005	10.0000	11.2046	0

Templeton Developing Markets Securities Fund, Class 2	05	2008	17.7627	8.2360	0
Templeton Developing Markets Securities Fund, Class 2	05	2007	14.0682	17.7627	0
Templeton Developing Markets Securities Fund, Class 2	05	2006	11.2009	14.0682	0
Templeton Developing Markets Securities Fund, Class 2	05	2005	10.0000	11.2009	0

Templeton Foreign Securities Fund	01	2008	18.7209	11.0104	248,898
Templeton Foreign Securities Fund	01	2007	16.4377	18.7209	240,071
Templeton Foreign Securities Fund	01	2006	13.7197	16.4377	230,516
Templeton Foreign Securities Fund	01	2005	12.6233	13.7197	157,879
Templeton Foreign Securities Fund	01	2004	10.7961	12.6233	31,937
Templeton Foreign Securities Fund	01	2003	10.0000	10.7961	484

Templeton Foreign Securities Fund	02	2008	18.5628	10.8952	172,161
Templeton Foreign Securities Fund	02	2007	16.3321	18.5628	154,271
Templeton Foreign Securities Fund	02	2006	13.6593	16.3321	153,947
Templeton Foreign Securities Fund	02	2005	12.5931	13.6593	90,121
Templeton Foreign Securities Fund	02	2004	10.7922	12.5931	22,686
Templeton Foreign Securities Fund	02	2003	10.0000	10.7922	0

Templeton Foreign Securities Fund	03	2008	18.5235	10.8666	0
Templeton Foreign Securities Fund	03	2007	16.3059	18.5235	0
Templeton Foreign Securities Fund	03	2006	13.6442	16.3059	0
Templeton Foreign Securities Fund	03	2005	12.5856	13.6442	0
Templeton Foreign Securities Fund	03	2004	10.7912	12.5856	0
Templeton Foreign Securities Fund	03	2003	10.0000	10.7912	0

Templeton Foreign Securities Fund	04	2008	18.4058	10.7810	48,781
Templeton Foreign Securities Fund	04	2007	16.2271	18.4058	56,888
Templeton Foreign Securities Fund	04	2006	13.5989	16.2271	63,787
Templeton Foreign Securities Fund	04	2005	12.5629	13.5989	68,094
Templeton Foreign Securities Fund	04	2004	10.7883	12.5629	69,423
Templeton Foreign Securities Fund	04	2003	10.0000	10.7883	96

Templeton Foreign Securities Fund	05	2008	18.2498	10.6677	829
Templeton Foreign Securities Fund	05	2007	16.1225	18.2498	655
Templeton Foreign Securities Fund	05	2006	13.5388	16.1225	1,152
Templeton Foreign Securities Fund	05	2005	12.5328	13.5388	1,515
Templeton Foreign Securities Fund	05	2004	10.7844	12.5328	1,416
Templeton Foreign Securities Fund	05	2003	10.0000	10.7844	0

Templeton Growth Securities Fund Class 2	01	2008	20.5944	11.7171	4,380
Templeton Growth Securities Fund Class 2	01	2007	20.3990	20.5944	5,403
Templeton Growth Securities Fund Class 2	01	2006	16.9753	20.3990	4,644
Templeton Growth Securities Fund Class 2	01	2005	15.8060	16.9753	0
Templeton Growth Securities Fund Class 2	01	2004	13.8097	15.8060	0
Templeton Growth Securities Fund Class 2	01	2003	10.0000	13.8097	0

Templeton Growth Securities Fund Class 2	02	2008	20.3761	11.5692	9,713
Templeton Growth Securities Fund Class 2	02	2007	20.2240	20.3761	8,961
Templeton Growth Securities Fund Class 2	02	2006	16.8637	20.2240	7,555
Templeton Growth Securities Fund Class 2	02	2005	15.7339	16.8637	2,469
Templeton Growth Securities Fund Class 2	02	2004	13.7746	15.7339	0
Templeton Growth Securities Fund Class 2	02	2003	10.0000	13.7746	0

Templeton Growth Securities Fund Class 2	03	2008	20.3218	11.5326	0
Templeton Growth Securities Fund Class 2	03	2007	20.1804	20.3218	0
Templeton Growth Securities Fund Class 2	03	2006	16.8359	20.1804	0
Templeton Growth Securities Fund Class 2	03	2005	15.7159	16.8359	0
Templeton Growth Securities Fund Class 2	03	2004	13.7659	15.7159	0
Templeton Growth Securities Fund Class 2	03	2003	10.0000	13.7659	0

Templeton Growth Securities Fund Class 2	04	2008	20.1596	11.4230	561
Templeton Growth Securities Fund Class 2	04	2007	20.0501	20.1596	561
Templeton Growth Securities Fund Class 2	04	2006	16.7527	20.0501	0
Templeton Growth Securities Fund Class 2	04	2005	15.6620	16.7527	0
Templeton Growth Securities Fund Class 2	04	2004	13.7397	15.6620	0
Templeton Growth Securities Fund Class 2	04	2003	10.0000	13.7397	0

Templeton Growth Securities Fund Class 2	05	2008	19.9451	11.2783	0
Templeton Growth Securities Fund Class 2	05	2007	19.8774	19.9451	0
Templeton Growth Securities Fund Class 2	05	2006	16.6421	19.8774	0
Templeton Growth Securities Fund Class 2	05	2005	15.5903	16.6421	0
Templeton Growth Securities Fund Class 2	05	2004	13.7047	15.5903	0
Templeton Growth Securities Fund Class 2	05	2003	10.0000	13.7047	0

Van Kampen LIT Comstock II	01	2008	9.9007	6.2699	1,623
Van Kampen LIT Comstock II	01	2007	10.0000	9.9007	1,384

Van Kampen LIT Comstock II	02	2008	9.8842	6.2467	3,086
Van Kampen LIT Comstock II	02	2007	10.0000	9.8842	1,166

Van Kampen LIT Comstock II	03	2008	9.8800	6.2409	0
Van Kampen LIT Comstock II	03	2007	10.0000	9.8800	0

Van Kampen LIT Comstock II	04	2008	9.8676	6.2235	0
Van Kampen LIT Comstock II	04	2007	10.0000	9.8676	0

Van Kampen LIT Comstock II	05	2008	9.8511	6.2003	0
Van Kampen LIT Comstock II	05	2007	10.0000	9.8511	0

Van Kampen UIF Equity & Income Class II	01	2008	10.0000	8.3619	0

Van Kampen UIF Equity & Income Class II	02	2008	10.0000	8.3481	0

Van Kampen UIF Equity & Income Class II	03	2008	10.0000	8.3447	0

Van Kampen UIF Equity & Income Class II	04	2008	10.0000	8.3343	0

Van Kampen UIF Equity & Income Class II	05	2008	10.0000	8.3206	0

Van Kampen UIF Mid Cap Growth Class II	01	2008	10.0000	6.2876	0

Van Kampen UIF Mid Cap Growth Class II	02	2008	10.0000	6.2773	0

Van Kampen UIF Mid Cap Growth Class II	03	2008	10.0000	6.2747	0

Van Kampen UIF Mid Cap Growth Class II	04	2008	10.0000	6.2669	0

Van Kampen UIF Mid Cap Growth Class II	05	2008	10.0000	6.2565	0

Van Kampen UIF US Mid Cap Value Class II	01	2008	10.0000	6.5544	0

Van Kampen UIF US Mid Cap Value Class II	02	2008	10.0000	6.5435	0

Van Kampen UIF US Mid Cap Value Class II	03	2008	10.0000	6.5408	0

Van Kampen UIF US Mid Cap Value Class II	04	2008	10.0000	6.5327	0

Van Kampen UIF US Mid Cap Value Class II	05	2008	10.0000	6.5219	0

PART B

MAY 1, 2009

SUN LIFE FINANCIAL MASTERS® CHOICE NY

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

TABLE OF CONTENTS

Sun Life Insurance and Annuity Company of New York
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Strength and Credit Ratings
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters® Choice NY Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account C (the "Variable Account"). The information included herein is not included in the Prospectus dated May 1, 2009.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Insurance and Annuity Company of New York, c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 447-7569.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ("Sun Life (N.Y.)")

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (N.Y.). Sun Life Financial ultimately controls Sun Life (N.Y.) through the following intervening company subsidiaries: Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S  ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $30 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 ÷ $18.32 =s 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00005395 (the daily equivalent of the current maximum charge of 1.95% on an annual basis) gives a net investment factor of 1.00322166.  If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6114820 (14.5645672 x 1.00322116).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789.  If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3845638 (12.3456789 x 1.00323092 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.60% on an annual basis) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3845638.  The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000).  The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 x 12.3845638).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon").  Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company.  Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Insurance and Annuity Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 14, 2009, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changing its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life (N.Y.) Variable Account C that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 24, 2009, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STRENGTH AND CREDIT RATINGS

Financial strength and credit ratings risk is the risk of a downgrade by rating agencies of the Company’s financial strength and/or credit ratings.

Financial strength ratings represent the opinions of rating agencies regarding the financial ability of an insurance company to meet its obligations under insurance policies. In recent months, the rating agencies have placed a negative outlook on the North American life insurance industry, as a result of the deterioration of global equity and credit markets. Three independent rating agencies have lowered the Company’s financial strength ratings. On March 6, 2009, Standard & Poor’s lowered the Company’s financial strength rating from AA+ (very strong) to AA (very strong). On February 27, 2009, A.M. Best lowered the Company’s financial strength rating from A++ (superior) to A+ (superior). On February 12, 2009, Moody’s lowered the Company’s financial strength rating from Aa2 (excellent) to Aa3 (excellent).

A material downgrade in the Company’s financial strength ratings may have an adverse effect on its financial condition and results of operations through loss of sales, higher levels of surrenders and withdrawals, higher reinsurance and may potentially require the Company to reduce prices for products and services to remain competitive.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company of New York are included herein. The financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit/Nominating Committee of the Board of Directors and Stockholder of
Sun Life Insurance and Annuity Company of New York
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Insurance and Annuity Company of New York and subsidiary (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York and subsidiary as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 14, 2009

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the years ended December 31,

	2008	2007	2006
Revenues

Premiums and annuity considerations	$111,071	$90,882	$38,322
Net investment (loss) income (1)	(112,508)	94,309	97,365
Net loss on embedded derivatives (2)	(32,059)	(3,967)	-
Net realized investment losses	(10,986)	(3,487)	(6,081)
Fee and other income	9,681	26,648	21,083

Total revenues	(34,801)	204,385	150,689

Benefits and Expenses

Interest credited	45,129	51,390	56,379
Policyowner benefits	80,789	69,309	29,257
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (3)	(82,218)	19,921	18,422
Goodwill impairment	37,788	-	-
Other operating expenses	44,841	36,417	22,988

Total benefits and expenses	126,329	177,037	127,046

(Loss) income before income tax (benefit) expense	(161,130)	27,348	23,643

Income tax (benefit) expense	(40,128)	8,941	7,410

Net (loss) income	$(121,002)	$18,407	$16,233

(1)           Net investment loss for the year ended December 31, 2008 includes a decrease in market value of trading fixed maturity securities of $154.9 million.
(2)           Net loss on embedded derivatives for the year ended December 31, 2008 includes $0.4 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurement,” which is further discussed in Note 5.
(3)           Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $0.2 million of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated  financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2008	December 31, 2007
ASSETS

Investments:
Available-for-sale fixed maturities at fair value (amortized cost of $178,800 and $1,318,448 in 2008 and 2007, respectively)	$148,124	$1,288,568
Trading fixed maturities at fair value (amortized cost of $1,166,643 in 2008)	988,809	-
Mortgage loans	171,889	170,205
Policy loans	156	118
Other invested assets	4,529	69,138
Cash and cash equivalents	377,958	65,901

Total investments and cash	1,691,465	1,593,930

Accrued investment income	15,226	15,245
Deferred policy acquisition costs	233,401	118,126
Value of business and customer renewals acquired	10,742	16,071
Income and premium taxes receivable	27,182	-
Net deferred tax asset	22,627	-
Goodwill and other intangible assets	14,321	52,488
Receivable for investments sold	430	615
Reinsurance receivable	82,976	123,214
Other assets	13,813	21,870
Separate account assets	690,524	929,008

Total assets	$2,802,707	$2,870,567

LIABILITIES

Contractholder deposit funds and other policy liabilities	$1,348,109	$1,285,259
Future contract and policy benefits	93,975	93,001
Net deferred tax liability	-	1,045
Payable for investments purchased	150,160	635
Accrued expenses and taxes	5,857	21,625
Reinsurance payable to affiliate	140,832	117,367
Other liabilities	44,597	107,458
Separate account liabilities	690,524	929,008

Total liabilities	2,474,054	2,555,398

Commitments and contingencies – Note 21

STOCKHOLDER’S EQUITY

Common stock, $350 par value – 6,001 shares authorized;
6,001 shares issued and outstanding in 2008 and 2007	2,100	2,100
Additional paid-in capital	389,963	239,963
Accumulated other comprehensive loss	(20,008)	(11,924)
(Accumulated deficit) retained earnings	(43,402)	85,030

Total stockholder’s equity	328,653	315,169

Total liabilities and stockholder’s equity	$2,802,707	$2,870,567

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2008	2007	2006

Net (loss) income	$(121,002)	$18,407	$16,233
Other comprehensive (loss) income:
Change in unrealized holding losses on available-for-sale
securities, net of tax and policyholder amounts (1)	(22,820)	(12,676)	(4,375)
Reclassification adjustments of net realized investment losses
(gains) into net (loss) income (2)	7,306	(680)	6,295
Other comprehensive (loss) income	(15,514)	(13,356)	1,920

Comprehensive (loss) income	$(136,516)	$5,051	$18,153

(1)	Net of tax benefit of $12.3 million, $6.8 million and $2.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.
(2)	Net of tax (benefit) expense of $(3.9) million, $0.4 million and $(3.4) million for the years ended December 31, 2008, 2007 and 2006, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income	Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2005	$2,100	$239,963	$(488)	$50,428	$292,003

Net income	-	-	-	16,233	16,233
Other comprehensive income	-	-	1,920	-	1,920

Balance at December 31, 2006	2,100	239,963	1,432	66,661	310,156

Cumulative effect of accounting changes (1), net of tax	-	-	-	(38)	(38)
Net income	-	-	-	18,407	18,407
Other comprehensive loss	-	-	(13,356)	-	(13,356)

Balance at December 31, 2007	2,100	239,963	(11,924)	85,030	315,169

Cumulative effect of accounting changes (2), net of tax	-	-	7,430	(7,430)	-
Net loss	-	-	-	(121,002)	(121,002)
Capital contribution	-	150,000	-	-	150,000
Other comprehensive loss	-	-	(15,514)	-	(15,514)

Balance at December 31, 2008	$2,100	$389,963	$(20,008)	$(43,402)	$328,653

(1)	Accounting changes related to the adoption of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”).
(2)	Accounting changes related to the adoption of SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.”

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006
Cash Flows From Operating Activities:
Net (loss) income	$(121,002)	$18,407	$16,233
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Net amortization of premiums on investments	2,663	1,782	3,956
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	(82,218)	19,921	18,422
Depreciation and amortization	311	164	-
Net losses on embedded derivatives	32,059	3,967	-
Net realized losses on available-for-sale investments	10,986	3,487	6,081
Changes in fair value of trading investments	154,926	-	-
Net realized losses on trading investments	30,622	-	-
Interest credited to contractholder deposits	45,129	51,390	56,379
Goodwill impairment	37,788	-	-
Deferred federal income taxes	(15,318)	290	10,193
Changes in assets and liabilities:
Additions to deferred policy acquisitions costs and value of business and customer renewals acquired	(27,648)	(56,650)	(23,909)
Accrued investment income	19	(120)	3,275
Net change in reinsurance receivable/payable	66,699	59	(20)
Future contract and policy benefits	898	39,436	3,106
Other, net	120,090	7,330	(24,855)

Net cash provided by operating activities	256,004	89,463	68,861

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	6,440	337,825	757,662
Trading fixed maturities	194,980	-	-
Mortgage loans	15,202	40,526	29,415
Other invested assets	64,482	24	-
Purchases of:
Available-for-sale fixed maturities	(14,027)	(205,932)	(549,218)
Trading fixed maturities	(258,714)	-	-
Mortgage loans	(16,650)	(49,460)	(46,285)
Other invested assets	-	(3,231)	(65,858)
Net change in policy loans	(38)	21	49
Net change in other investments	(64,154)	3,231	65,845

Net cash (used in) provided by investing activities	(72,479)	123,004	191,610

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Financing Activities
Additions to contractholder deposit funds	$330,909	$180,702	$121,837
Withdrawals from contractholder deposit funds	(348,243)	(388,199)	(382,617)
Capital contribution from Sun Life U.S.	150,000	-	-
Other, net	(4,134)	6,700	-

Net cash provided by (used in) financing activities	128,532	(200,797)	(260,780)

Net change in cash and cash equivalents	312,057	11,670	(309)

Cash and cash equivalents, beginning of year	65,901	54,231	54,540

Cash and cash equivalents, end of year	$377,958	$65,901	$54,231

Supplemental Cash Flow Information
Income taxes paid	$20,018	$67	$-
Interest paid	-	-	-

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Sun Life Insurance and Annuity Company of New York (“the Company”) engages in the sale of individual and group fixed and variable annuity contracts, individual and group life insurance, group disability, group dental and group stop loss insurance in the state of New York.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.

The Company is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) (“Sun Life U.S.”).  The Company is also an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The Company's fixed and variable annuity contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  These contracts had obligated the Company to file annual, quarterly, and current reports with the Securities and Exchange Commission (“SEC”) on Form 10-K, Form 10-Q, and Form 8-K.  Effective September 27, 2007, Sun Life U.S. provided a full and unconditional guarantee (the “guarantee”) of the Company's obligation related to its contracts’ fixed investment option period for policies currently in-force or sold on or after that date.  The guarantee has relieved the Company of its obligation to file annual, quarterly, and current reports with the SEC.

The consolidated financial statements include the accounts of the Company and its subsidiary.  In 2006, the Company organized a subsidiary, SLNY Private Placement Investment Company I, LLC, to serve as an unregistered variable investment trust in support of the Company's private placement variable universal life and variable annuity business activities.  This trust remains inactive as of December 31, 2008.

The Company had a greater than or equal to 20%, but less than 50%, interest in two variable interest entities (“VIEs”) at December 31, 2008 and December 31, 2007.  The Company is a creditor in one trust and one limited liability company.  The Company’s maximum exposure to loss related to these VIEs is the investments’ carrying value, which was $3.9 million and $9.2 million at December 31, 2008 and 2007, respectively.  The investments in these two VIEs mature in October 2009 and May 2017.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (revised December 2003)" (“FIN 46(R)”).

In order to determine whether the Company is, or is not, the primary beneficiary of a VIE, the Company performs an assessment of the level of each party’s participation in controlling the entity by means other than a voting interest, which includes assumptions about the sufficiency of an equity investment at risk, the essential characteristics of a controlling financial interest, and the significance of voting rights in relation to economic interests.  If the Company is exposed to the majority of the expected losses, the majority of the expected residual returns, or both, associated with a VIE, then the Company is the VIE’s primary beneficiary and must consolidate the entity.

The VIEs are generally financed with equity through the establishment of a trust by a trustee.  The carrying amount of the VIEs for which the Company has significant influence have been included in trading fixed maturities on the Company’s consolidated balance sheets.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the years ended December 31, 2008, 2007 and 2006

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

Financial Instruments

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity securities, mortgage loans and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Cash and Cash Equivalents

Cash and cash equivalents primarily include cash, commercial paper and money market investments.  All such investments have maturities of three months or less when purchased.

Investments

The Company accounts for its investments in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.”  At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities which the Company has elected to measure at fair value under SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities commonly called To Be Announced ("TBA") securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities, that are not considered other-than-temporarily impaired, are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly-traded fixed maturities using four primary pricing methods: third-party pricing services, independent non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs, and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads, or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due primarily to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other-than-temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss from other-than-temporary impairments is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $11.3 million, $4.8 million and $0.8 million for the years ended December 31, 2008, 2007 and 2006, respectively, for other-than-temporary impairments on its available-for-sale fixed maturity securities.  Of the $11.3 million and $4.8 million in realized losses for other-than-temporary impairments for the years ended December 31, 2008 and 2007, respectively, all impairments were deemed to be credit-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $0.2 million for the year ended December 31, 2008, if these holdings were performing.  For the years ended December 31, 2007 and 2006, accrued income was not materially impacted by the termination of accrual accounting on holdings for issuers in default.  At December 31, 2008, the fair market value of holdings for issuers in default was $1.3 million.  At December 31, 2007, the Company did not have any holdings for issuers that were in default.

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values, net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% the property’s value at the time that the original loan is made.  The Company assesses the value of the collateral annually.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate or on the loan's observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  The Company did not incur losses for impairments on mortgage loans for the years ended December 31, 2008, 2007 and 2006.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in calculating the valuation allowance.

Policy loans are carried at the amount of the outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Interest income is recorded on the accrual basis.  Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages funds withheld assets related to certain reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on funds withheld reinsurance portfolios is included as a component of net investment income.  See Note 7.

Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity and universal life policies, are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of deferred policy acquisition costs (“DAC”) to decrease or increase, respectively, in the current period.  During 2008 and 2007, changes in estimated future gross profits were driven by recent experience and expectations of future performance and are related mainly to changes in lapse assumptions, future growth rates of capital markets assumptions, and expense assumptions.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Prior to the adoption of SFAS No. 159, on January 1, 2008, DAC was adjusted for amounts relating to the change in unrealized investment gains and losses on available-for-sale fixed maturity securities that supported policyholder liabilities.  This adjustment, net of tax, was included with the change in net unrealized investment gains or losses that were recorded in accumulated other comprehensive loss.  Due to the adoption of SFAS No. 159, the net change in the market value of the securities supporting policyholder liabilities is recorded in the statement of operations in 2008, instead of accumulated other comprehensive income in prior years.  Accordingly, the effect of such market value changes on DAC is recorded in the statement of operations in 2008.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Value of Business and Customer Renewals Acquired

Value of business acquired (“VOBA”) represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

The value of customer renewals acquired (“VOCRA”) represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.

Although recovery of VOBA and VOCRA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA and VOCRA considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Goodwill and Other Intangible Assets

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s business acquisitions.  In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests during the second quarter of 2008 and concluded that these assets were not impaired.  Due to market declines in the fourth quarter of 2008, the Company performed additional analyses of goodwill and concluded that goodwill was impaired.  See Note 9 for further discussion on the Company’s goodwill and its impairment.

For intangible assets related to value of distribution acquired or other property rights, the Company employs the straight-line method for amortization over the estimated economic life of these assets.  See Note 2 and Note 9 for further discussion on the Company’s intangible asset.

Other Assets

Property, equipment, and leasehold improvements that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation is calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

Depreciation and amortization expenses related to other assets were $12 thousand and $14 thousand for the years ended December 31, 2008 and 2007, respectively.

Policy Liabilities and Accruals

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities and Accruals (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  The Company did not record any adjustment to reserves related to loss recognition for the years ended December 31, 2008 and 2007.

Reserves for GMDB are calculated according to the methodology of the American Institute of Certified Public Accountants (the “AICPA”) Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries.  For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

Revenue and Expenses

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges.  Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees for investment advisory services are recognized as revenues when the services are provided.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company accounts for current and deferred income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” and recognizes reserves for income taxes in accordance with FASB Interpretation Number (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  The Company’s differences between the bases of assets and liabilities used for financial statement versus tax reporting primarily result from policy reserves, policy acquisition expenses and unrealized gains and losses on investments.

Also in accordance with SFAS No. 109, the Company performs the required recoverability test in terms of its ability to realize its recorded net deferred tax assets.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  Using this available evidence, the Company performs an assessment of the future recoverability of its net deferred tax assets and records a valuation allowance in instances when it is not more likely than not that the deferred tax assets will be realized.

The Company will participate in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates for the year ended December 31, 2008.  The Company filed a stand-alone federal income tax return for the years ended December 31, 2007 and 2006.

Separate Accounts

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for: (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and, (2) the activity related to the GMDB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements and accompanying notes.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In January 2009, the FASB issued FASB Staff Position ("FSP") No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.”  FSP No. EITF 99-20-1 amends EITF 99-20 to achieve more consistent determination of whether an other-than-temporary impairment has occurred.  This guidance also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements.  FSP No. EITF 99-20-1 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted FSP No. EITF 99-20-1 on December 31, 2008 and the adoption did not have a material impact on the Company's financial position or results of operations.

In December 2008, the FASB issued FSP No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.”  This FSP amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” to require public entities to provide additional disclosures about transfers of financial assets.  It also amends FIN 46(R) to require public enterprises to provide additional disclosures about their involvement with VIEs.  The disclosures required by FSP No. FAS 140-4 and FIN 46(R)-8 are intended to provide greater transparency to financial statement users about a transferor's continuing involvement with transferred financial assets and an enterprise's involvement with VIEs.  FSP No. FAS 140-1 and FIN 46(R)-8 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted this FSP on December 31, 2008. The FSP only requires additional disclosure, and its adoption had no impact on the Company's consolidated financial position or results of operations.  The additional VIE disclosures have been included previously in Note 1.

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An amendment of FASB Statement No. 133 and FASB Interpretation No. 45.”  FSP No. FAS 133-1 and FIN 45-4 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” to require additional disclosures by sellers of credit derivatives, including derivatives embedded in a hybrid instrument.  This FSP also amends FIN No. 45, “Guarantor’s Accounting and Disclosure Requirement for Guarantees, Including Indirect Guarantees of Indebtedness of Others” to require an additional disclosure about the current status of the payment/performance risk of a guarantee.  FSP No. FAS 133-1 and FIN 45-4 is effective for all interim and annual reporting periods after November 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosures about credit derivatives and guarantees, and had no impact on the Company's consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, which permits entities to choose to measure many financial instruments and certain other items at fair value (the “FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.

SFAS No. 159 was adopted by the Company on January 1, 2008, and the FV option was elected for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007, such available-for-sale securities had a market value of $1,112.7 million and an amortized cost of $1,135.6 million, and are now classified as trading securities.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that were in an unrealized loss position at December 31, 2007, which the Company does through its current portfolio monitoring process.

The FV option adoption resulted in a cumulative-effect adjustment to the Company’s January 1, 2008 balance of retained earnings and accumulated other comprehensive income of $7.4 million related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects.  See Note 5 for further disclosure related to the adoption of SFAS No. 159 and the FV option.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New and Adopted Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements.  SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.”  FSP FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active.  FSP FAS 157-3 was effective upon issuance and did not have an impact on the Company’s consolidated financial statements.

See Note 5 for further disclosure related to the adoption of SFAS No. 157.

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," which amends SFAS No. 87, “Employers’ Accounting for Pensions,” and SFAS No. 106, “Employers' Accounting for Postretirement Benefits Other Than Pensions,” to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date is required to be the company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  Since the Company does not directly sponsor a defined benefit plan or postretirement plan, SFAS No. 158 did not impact the Company’s consolidated financial statements or disclosures.

In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”), which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized an increase of $38 thousand in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting decrease in its January 1, 2007 balance of retained earnings.  The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New and Adopted Accounting Pronouncements (continued)

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets – an amendment of FASB Statement No. 140.”  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.”  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” and resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The election did not have a material impact on the Company’s financial position or results of operations.

In September 2005, the AICPA issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts.”  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial position and results of operations.

Accounting Standards Not Yet Adopted

In December of 2008, the FASB issued FSP FAS 132(R)-1 “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which amends Statement 132(R) to require more detailed disclosure about employers’ plan assets, including employers’ investment strategies, major categories of plan assets, concentrations of risk within plan assets and valuation techniques used to measure the fair value of plan assets.  This FSP is effective for fiscal years ending after December 15, 2009.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60.”  The scope of SFAS No. 163 is limited to financial guarantee insurance (and reinsurance) contracts issued by enterprises that are included within the scope of SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” and that are not accounted for as derivative instruments.  SFAS No. 163 excludes from its scope insurance contracts that are similar to financial guarantee insurance, such as mortgage guaranty insurance and credit insurance on trade receivables.  SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise’s risk management activities.  Except for certain disclosures, earlier application is not permitted.  The Company does not have any contracts with guarantees within the scope of this standard.  The adoption of SFAS No. 163 on January 1, 2009, will have no impact on its consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” an amendment of SFAS No. 133.  This statement amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  SFAS No. 161 encourages, but does not require, comparative disclosures.  The Company will adopt SFAS No. 161 on January 1, 2009.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting Standards Not Yet Adopted (continued)

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the statement of operations, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners.  SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited.  The Company does not have any noncontrolling interests within the scope of this guidance; the adoption of SFAS No. 160 on January 1, 2009 will have no impact on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or gain from a bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting Standards Not Yet Adopted (continued)

SFAS No. 141(R) is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company will adopt SFAS No. 141(R) on January 1, 2009 and will apply this guidance to future business combinations as appropriate.

In June 2007, the AICPA issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.”  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by entity that has not early adopted the SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have a material impact on the Company’s consolidated financial position or results of operations.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective May 31, 2007, Sun Life Financial completed its acquisition of Employee Benefits Group (“EBG”) from Genworth Financial, Inc. (“Genworth”).  Also effective May 31, 2007, the Company entered into a series of agreements with Sun Life and Health Insurance Company (U.S.) (“SLHIC”), one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to the Company.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which the Company has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which the Company has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC asset transfer”).  These agreements, in accordance with SFAS No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control.  The Company paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at a carrying value of approximately $72 million, including $38.7 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to the Company.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements.  These agreements have allowed the Company to expand its product offerings to include group dental insurance.

As part of the SLHIC asset transfer, the Company received certain intangible assets, subject to amortization, totaling $31.3 million.  These included the value of distribution acquired, VOBA and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for these intangible assets for the years ended December 31, 2008 and 2007, as follows:

	Value of Distribution	VOBA	VOCRA
2008	$299	$782	$4,627
2007	$149	$5,928	$1,854

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of transactions with those affiliates not included in the consolidated financial statements.

Reinsurance Related Agreements

Effective December 31, 2007, the Company entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate, under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (“the NAIC”), attributable to certain individual universal life (“UL”) policies sold by the Company.  Under the agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

Capital Transactions

On December 31, 2008, the Company received a capital contribution of $150.0 million from its parent, Sun Life U.S.  The $150.0 million cash contribution was recorded as additional paid-in capital and was made to ensure the Company continues to exceed certain capital requirements, as prescribed by the NAIC.  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life companies, which establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Administrative Service Agreements

The Company has agreements with Sun Life U.S. and certain affiliates, under which the Company receives, as requested, certain investment and administrative services on a cost-reimbursement basis.  Expenses under these agreements amounted to approximately $35.5 million, $26.5 million and $14.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company had $8.3 million and $9.8 million due to related parties at December 31, 2008 and 2007, respectively, and $8.8 million and $16.1 million due from related parties at December 31, 2008 and 2007, respectively.

During the years ended December 31, 2008, 2007 and 2006, the Company paid $2.1 million, $2.0 million and $1.4 million, respectively, in distribution fees to Sun Life Financial Distributors, Inc.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by Sun Life Financial and is no longer an affiliate of the Company.  For that period of time in 2007 for when it was still affiliated, the Company paid $1.0 million in commission fees to IFMG.  The Company did not pay commission fees to IFMG in 2008.  During the year ended December 31, 2006, the Company paid $1.5 million in commission fees to IFMG.

During the years ended December 31, 2008, 2007 and 2006, the Company paid $1.6 million, $1.3 million and 1.3 million, respectively, in investment advisory fees to Sun Capital Advisers LLC, a registered investment adviser.

As more fully described in Note 11, the Company participates in a pension plan and other post-retirement benefit plans sponsored by Sun Life U.S.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2008 were as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturity securities:	Cost	Gains	Losses	Value
Non-corporate securities
Collateralized mortgage obligations	$6,575	$26	$(602)	$5,999
Mortgage-backed securities	217	4	-	221
U.S. treasury and agency securities	2,989	1,423	-	4,412
Total non-corporate securities	9,781	1,453	(602)	10,632
Corporate securities
Basic industry	4,121	-	(1,094)	3,027
Capital goods	9,639	190	(2,357)	7,472
Communications	27,112	303	(1,967)	25,448
Consumer cyclical	17,705	417	(3,230)	14,892
Consumer noncyclical	9,223	85	(531)	8,777
Energy	14,072	190	(2,402)	11,860
Finance	62,424	108	(17,234)	45,298
Technology	1,495	-	(167)	1,328
Transportation	749	-	(149)	600
Utilities	22,479	109	(3,798)	18,790
Total corporate securities	169,019	1,402	(32,929)	137,492
Total available-for-sale fixed maturities	$178,800	$2,855	$(33,531)	$148,124

	Amortized	Gross	Gross	Fair
Trading fixed maturity securities:	Cost	Gains	Losses	Value
Non-corporate securities
Asset backed securities	$11,839	$200	$(1,757)	$10,282
Collateralized mortgage obligations	28,512	54	(3,936)	24,630
Mortgage backed securities	24,233	350	(126)	24,457
Foreign government and agency securities	5,060	329	(88)	5,301
U.S. treasury and agency securities	9,000	584	-	9,584
Total non-corporate securities	78,644	1,517	(5,907)	74,254
Corporate securities
Basic industry	13,030	11	(2,450)	10,591
Capital goods	44,305	106	(4,637)	39,774
Communications	96,822	44	(7,400)	89,466
Consumer cyclical	95,193	671	(11,964)	83,900
Consumer noncyclical	56,670	110	(4,981)	51,799
Energy	54,828	4	(4,151)	50,681
Finance	530,315	8	(115,880)	414,443
Technology	30,636	-	(5,944)	24,692
Transportation	9,145	115	(810)	8,450
Utilities	138,086	338	(16,047)	122,377
Other	18,969	41	(628)	18,382
Total corporate securities	1,087,999	1,448	(174,892)	914,555
Total trading fixed maturities	$1,166,643	$2,965	$(180,799)	$988,809

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Fixed Maturities (continued)

The Company held no trading fixed maturity securities at December 31, 2007.  The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2007 were as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Non-corporate securities
Asset backed securities	$23,653	$75	$(210)	$23,518
Collateralized mortgage obligations	74,027	441	(783)	73,685
Mortgage-backed securities	4,780	123	-	4,903
Foreign government and agency securities	3,570	129	-	3,699
U.S. treasury and agency securities	4,999	414	-	5,413
Total non-corporate securities	111,029	1,182	(993)	111,218
Corporate securities
Basic industry	14,169	120	(272)	14,017
Capital goods	80,959	624	(1,379)	80,204
Communications	97,081	1,761	(1,066)	97,776
Consumer cyclical	90,088	445	(3,970)	86,563
Consumer noncyclical	54,292	436	(502)	54,226
Energy	51,459	670	(457)	51,672
Finance	658,821	1,868	(29,468)	631,221
Technology	25,500	40	(405)	25,135
Transportation	12,926	373	(267)	13,032
Utilities	89,372	1,957	(917)	90,412
Other	32,752	355	(15)	33,092
Total corporate securities	1,207,419	8,649	(38,718)	1,177,350
Total available-for-sale fixed maturities	$1,318,448	$9,831	$(39,711)	$1,288,568

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Fixed Maturities (continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on ABS, CMO and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2008
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$-	$-
Due after one year through five years	4,359	3,431
Due after five years through ten years	20,136	16,362
Due after ten years	147,513	122,111
Subtotal – Maturities available-for-sale	172,008	141,904
ABS, CMO and MBS securities	6,792	6,220
Total – Available-for-sale	$178,800	$148,124

Maturities of trading fixed securities:
Due in one year or less	$192,970	$175,195
Due after one year through five years	550,513	475,231
Due after five years through ten years	258,850	207,861
Due after ten years	99,726	71,153
Subtotal – Maturities for trading	1,102,059	929,440
ABS, CMO and MBS securities	64,584	59,369
Total – Trading	$1,166,643	$988,809

Gross gains of $0.9 million, $2.0 million and $3.4 million, and gross losses of $20.3 million, $1.0 million and $10.2 million were realized on the sale of fixed maturities for the years ended December 31, 2008, 2007 and 2006, respectively.

Fixed maturities with an amortized cost of approximately $0.4 million and $0.4 million at both December 31, 2008 and 2007, respectively, were on deposit with governmental authorities as required by law.

As of December 31, 2008 and 2007, 94.0% and 95.8%, respectively, of the Company’s fixed maturity securities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  The Company incurred realized losses totaling $11.3 million, $4.8 million and $0.8 million for the years ended December 31, 2008, 2007 and 2006, respectively, for other-than-temporary impairments on its available-for-sale fixed maturity securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes

At December 31, 2008, the Company held $1.7 billion in invested assets and cash.  Of this balance, $148.1 million was invested in fixed-maturity securities designated as available-for-sale.  Of the $148.1 million of available-for-sale fixed maturities, securities with a fair value of $119.8 million were in an unrealized loss position totaling $33.5 million.  At December 31, 2008, 23% of securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $1.2 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $7.3 million, representing 0.4% of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the total of the securities that were below-investment-grade or not-rated at December 31, 2008, securities with a fair value of $5.1 million, representing 0.3% of the total invested asset balance, were in an unrealized loss position that totaled $0.7 million.  At December 31, 2008, 74.7% of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $150 thousand and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial condition and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if there are current concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest rates or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2008, other-than-temporary impairments on available-for-sale fixed maturities of $11.3 million were recorded as a charge to income.  The $11.3 million of realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  For the years ended December 31, 2007 and 2006, other-than-temporary impairments on available-for-sale fixed maturities of $4.8 million and $0.8 million, respectively, were recorded as a charge to income.  The $4.8 million and $0.8 million of realized losses for other-than-temporary impairments for the years ended December 31, 2007 and 2006, respectively, also were credit-related.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $0.2 million for the year ended December 31, 2008, if these holdings were performing.  For the years ended December 31, 2007 and 2006, accrued income was not materially impacted by the termination of accrual accounting on holdings for issuers in default.  At December 31, 2008, the fair market value of holdings for issuers in default was $1.3 million.  At December 31, 2007, the Company did not have any holdings for issuers that were in default.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector, number of securities (not in thousands), and length of time that the individual securities had been in an unrealized loss position at December 31, 2008:

	Less than Twelve Months			Twelve Months or More			Total
	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses

Non-Corporate Securities – Collateralized mortgage obligations	1	$ 451	$ (50)	2	$ 4,476	$ (552)	3	$ 4,927	$ (602)
Corporate Securities
Basic industry	2	1,614	(365)	1	1,413	(729)	3	3,027	(1,094)
Capital goods		-	-	3	3,815	(2,357)	3	3,815	(2,357)
Communications	10	15,852	(1,923)	3	5,539	(44)	13	21,391	(1,967)
Consumer cyclical	2	2,439	(537)	5	7,500	(2,693)	7	9,939	(3,230)
Consumer noncyclical	2	3,376	(170)	2	3,030	(361)	4	6,406	(531)
Energy	5	5,552	(1,129)	2	4,900	(1,273)	7	10,452	(2,402)
Finance	8	6,333	(1,660)	25	33,556	(15,574)	33	39,889	(17,234)
Technology	1	1,329	(167)	-	-	-	1	1,329	(167)
Transportation	-	-	-	1	600	(149)	1	600	(149)
Utilities	9	15,318	(2,769)	4	2,744	(1,029)	13	18,062	(3,798)
Total Corporate Securities	39	51,813	(8,720)	46	63,097	(24,209)	85	114,910	(32,929)
Grand Total	40	$ 52,264	$ (8,770)	48	$ 67,573	$ (24,761)	88	$ 119,837	$ (33,531)

(1)	These columns present the number of securities in an unrealized loss position at December 31, 2008, and are not in thousands.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses (continued)

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector, number of securities (not in thousands), and length of time that the individual securities had been in an unrealized loss position at December 31, 2007:

	Less than Twelve Months			Twelve Months or More			Total
	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses
Non-Corporate Securities
Asset backed securities	-	$ -	$ -	16	$ 12,806	$ (210)	16	$ 12,806	$ (210)
Collateralized mortgage obligations	7	7,941	(69)	28	31,957	(714)	35	39,898	(783)
Total Non-Corporate	7	7,941	(69)	44	44,763	(924)	51	52,704	(993)
Corporate Securities
Basic industry	5	8,461	(237)	1	962	(35)	6	9,423	(272)
Capital goods	14	52,401	(1,105)	3	7,918	(274)	17	60,319	(1,379)
Communications	15	46,697	(489)	6	7,572	(577)	21	54,269	(1,066)
Consumer cyclical	20	45,627	(2,158)	8	18,374	(1,812)	28	64,001	(3,970)
Consumer noncyclical	4	18,084	(113)	3	5,422	(389)	7	23,506	(502)
Energy	8	27,776	(401)	3	2,078	(56)	11	29,854	(457)
Finance	131	489,555	(25,280)	36	48,825	(4,188)	167	538,380	(29,468)
Technology	4	15,938	(44)	1	6,639	(361)	5	22,577	(405)
Transportation	6	5,557	(237)	1	739	(30)	7	6,296	(267)
Utilities	16	21,624	(251)	11	21,019	(666)	27	42,643	(917)
Other	5	7,393	(1)	1	2,015	(14)	6	9,408	(15)
Total Corporate Securities	228	739,113	(30,316)	74	121,563	(8,402)	302	860,676	(38,718)
Grand Total	235	$ 747,054	$ (30,385)	118	$ 166,326	$ (9,326)	353	$ 913,380	$ (39,711)

(1)	These columns present the number of securities in an unrealized loss position at December 31, 2007, and are not in thousands.

The Company’s available-for-sale fixed maturity gross unrealized loss position decreased by $6.2 million as of December 31, 2008, as compared to December 31, 2007.  The change in unrealized losses was primarily due to the adoption of SFAS No. 159, under which the Company elected the FV option for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $1,112.7 million and an amortized cost of $1,135.6 million, and are now classified as trading securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses (continued)

The sectors in the Company’s portfolio that recognized the largest unrealized losses were the finance and utilities sectors.  As of December 31, 2008, there were 33 securities accounting for unrealized losses of $17.2 million in the finance sector.  Of these unrealized losses, 99.9% were related to investment-grade issues (rated AAA through BBB).

As of December 31, 2008, there were 13 securities accounting for unrealized losses of $3.8 million in the utilities sector.  Of these unrealized losses, 99.0% were related to investment-grade issues (rated AAA through BBB).  All securities held at December 31, 2008 were subject to the Company’s portfolio monitoring process.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

Realized Losses

During the years ended December 31, 2008 and 2007, the Company did not record any realized losses related to the sale of available-for-sale fixed maturity securities that were in an unrealized loss position.  During the year ended December 31, 2006, the Company recorded $6.8 million in realized losses related to the sale of available-for-sale fixed maturity securities that had been in an unrealized loss position.

Mortgage Loans

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of each property’s value at the time that the original loan is made.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management’s judgment, the mortgage loan’s value has been impaired, appropriate losses are recorded.  The Company did not incur losses for impairments on mortgage loans for the years ended December 31, 2008, 2007 and 2006.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Mortgage Loans (continued)

Mortgage loans comprised the following property types and geographic regions at December 31:

Property type:	2008	2007
Office building	$46,484	$47,284
Residential	1,505	1,609
Retail	82,097	79,356
Industrial/warehouse	30,649	32,672
Other	11,154	9,520
Valuation allowance	-	(236)

Total	$171,889	$170,205

Geographic region:	2008	2007
Alabama	$1,788	$1,838
Arizona	6,044	6,322
California	10,827	5,579
Colorado	9,814	9,812
Florida	14,191	16,151
Georgia	8,110	8,453
Idaho	561	578
Illinois	1,847	1,919
Indiana	7,129	6,722
Iowa	1,188	-
Kansas	2,595	2,664
Louisiana	1,411	1,475
Maryland	9,576	9,972
Massachusetts	1,900	486
Michigan	3,005	3,136
Minnesota	503	528
Mississippi	707	738
Missouri	6,869	8,266
Nevada	56	57
New Jersey	6,421	6,598
New Mexico	679	697
New York	17,043	17,357
North Carolina	2,803	3,018
Ohio	10,746	11,252
Oregon	976	994
Pennsylvania	9,201	10,163
Tennessee	2,044	2,100
Texas	28,421	27,725
Utah	2,078	2,292
Virginia	3,356	3,549
Valuation allowance	-	(236)
Total	$171,889	$170,205

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Mortgage Loans (continued)

At December 31, 2008, scheduled mortgage loan maturities were as follows:

2009	$117
2010	600
2011	10,829
2012	4,747
2013	22,672
Thereafter	132,924
Total	$171,889

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future.  The outstanding funding commitments for these mortgages amounted to $3.4 million at December 31, 2007.  The Company had no funding commitments at December 31, 2008.

Securities Lending

The Company participates in a securities lending program to generate additional income, whereby certain fixed maturity securities are loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provide collateral of 102% of the market value of the loaned securities.  The Company generally accepts cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults.

As of December 31, 2008 and 2007, the fair value of the loaned securities was approximately $4.7 million and $86.4 million, respectively, and was included in fixed maturities, available-for-sale, and cash and cash equivalents in the Company’s consolidated balance sheets.  The Company had accepted cash collateral relating to the securities lending program in the amount of $4.9 million and $69.1 million as of December 31, 2008 and 2007, respectively, all of which was re-invested in certain cash instruments and other available-for-sale securities.  The Company records the collateral investments at fair value in the consolidated balance sheets in other invested assets and changes in the fair value of the available-for-sale securities is recorded in other comprehensive income.  The fair value of the collateral investments at December 31, 2008 and 2007 was $4.5 million and $69.1 million, respectively.

The Company earns income from the reinvestment of the cash collateral.  The Company recorded before-tax income from securities lending transactions, net of lending fees, of $0.2 million, $0.2 million and $0.1 million for the years ended December 31, 2008, 2007 and 2006, respectively, which was included in net investment income.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted SFAS No. 157.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The impact on January 1, 2008, of adopting SFAS No. 157, was a reduction to the value of the Company’s embedded derivative liabilities of $0.4 million.  This change is primarily a result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

In compliance with SFAS No. 157, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Please refer to Note 8 regarding the valuation techniques utilized by the Company to measure the fair values included herein.  There have been no changes to these techniques during the year ended December 31, 2008.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain MBS and ABS, certain corporate debt, certain private equity investments and certain derivatives.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (continued)

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBS and ABS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and funding agreements.

Fair Value Hierarchy

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$-	$6,220	$-	$6,220
Foreign government	-	-	-	-
States and political subdivisions	-	-	-	-
U.S. Treasury and agency securities	4,412	-	-	4,412
Corporate securities	-	135,118	2,374	137,492
Total available-for-sale fixed maturities	4,412	141,338	2,374	148,124

Trading fixed maturities
Asset-backed and mortgage-backed securities	-	50,869	8,500	59,369
Foreign governments	-	5,301	-	5,301
States and political subdivisions	-	-	-	-
U.S. Treasury and agency securities	9,584	-	-	9,584
Corporate securities	-	903,803	10,752	914,555
Total trading fixed maturities	9,584	959,973	19,252	988,809

Other invested assets	1,600	2,887	-	4,487
Cash and cash equivalents	377,958	-	-	377,958
Total investments and cash	393,554	1,104,198	21,626	1,519,378

Other assets
Separate account assets (1) (2)	3	686,366	4,970	691,339

Total assets measured at fair value on a recurring basis	$393,557	$1,790,564	$26,596	$2,210,717

(1) Pursuant to the conditions set forth in AICPA SOP 03-1, the value of separate account liabilities is set to equal the fair value for separate account assets.
(2) Excludes $0.8 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to SFAS No. 157.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$10,555	$10,555
Guaranteed minimum accumulation benefit liability	-	-	37,096	37,096
Derivatives embedded in reinsurance contracts	-	(12,001)	-	(12,001)
Total other policy liabilities	-	(12,001)	47,651	35,650

Other liabilities
Bank overdrafts	12,587	-	-	12,587

Total liabilities measured at fair value on a recurring basis	$12,587	$(12,001)	$47,651	$48,237

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (1)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$-	$-	$-	$-	$-	$-	$-
Foreign government	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	2,637	111	(1,999)	(149)	1,774	2,374	-
Total available-for-sale fixed maturities	2,637	111	(1,999)	(149)	1,774	2,374	-

Trading fixed maturities
Asset-backed and mortgage-backed securities	-	(1,650)	-	-	10,150	8,500	-
Foreign governments	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	13,237	(4,285)	-	(161)	1,961	10,752	-
Total trading fixed maturities	13,237	(5,935)	-	(161)	12,111	19,252	-

Other invested assets	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	15,874	(5,824)	(1,999)	(310)	13,885	21,626	-

Other assets
Separate account assets (2)	-	(574)	-	5,544	-	4,970	-

Total assets measured at fair value on a recurring basis	$15,874	$(6,398)	$(1,999)	$5,234	$13,885	$26,596	$-
(1)           Transfers in and/or (out) of Level 3 during the year ended December 31, 2008 are primarily attributable to changes in the observability of inputs used to price the securities.
(2)           The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (continued)

	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$349	$9,398	$-	$808	$-	$10,555	$9
Guaranteed minimum accumulation benefit liability	2,850	31,857	-	2,389	-	37,096	31
Derivatives embedded in reinsurance contracts	-	-	-	-	-		-
Fixed Index Annuities	-	-	-	-	-		-

Total liabilities measured at fair value on a recurring basis	$3,199	$41,255	$-	$3,197	$-	$47,651	$40

The FV Option

SFAS No. 159 provides entities the option to measure certain financial assets and financial liabilities at fair value with changes in fair value recognized in earnings each period.  SFAS No. 159 permits the FV option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  The Company adopted SFAS No. 159 as of January 1, 2008.  The Company elected to apply the provisions of SFAS No. 159 for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $1,112.7 million and an amortized cost of $1,135.6 million.

The Company adopted the FV option to align its accounting policies with those of its parent, Sun Life U.S.  Sun Life U.S. has adopted the FV option to mitigate earnings volatility caused by changes in the fair values of its derivative instruments and changes in the fair value of its fixed maturity investments.  Additionally, this election provides greater accounting consistency with SLF, and will make it possible for the Company to employ different investment strategies in the future, whereby portfolio trading will not influence the Company’s accounting.

In accordance with SFAS No. 159 and SFAS No. 95, “Statement of Cash Flows (as amended),” the Company presents purchases and sales of its fixed maturity securities designated as trading as gross in the investing activities section of the statement of cash flows.  This presentation supports the nature and purpose for which those securities were acquired, which was to not sell them in the near term.

Investment income for both trading and available-for-sale fixed maturities is recognized when earned, including amortization of any premium or accretion of any discount, and the effect of estimated principal repayments, if applicable.  Investment income is reported as a component of net investment income in the statement of operations.

As a result of adoption of SFAS No. 159, the Company recorded an increase to opening accumulated other comprehensive income and a related decrease to opening retained earnings of $7.4 million, related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects at January 1, 2008, the date of adoption.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

6. NET REALIZED INVESTMENT LOSSES

Net realized investment losses on available-for-sale fixed maturity securities and other investments consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities	$86	$1,028	$(6,834)
Mortgage loans	236	(21)	-
Other invested assets	18	18	-
Other-than-temporary impairments	(11,326)	(4,823)	(771)
Sales of previously impaired assets	-	311	1,524
Net realized investment losses	$(10,986)	$(3,487)	$(6,081)

7. NET INVESTMENT (LOSS) INCOME

Net investment (loss) income by asset class consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities – Interest and other income	$68,096	$84,065	$88,091
Fixed maturities – Change in fair value and net realized losses on trading securities	(185,548)	-	-
Mortgage loans	10,712	11,249	10,017
Ceded under reinsurance agreements	(4,451)	-	-
Other	285	266	591
Gross investment (loss) income	(110,906)	95,580	98,699
Less: Investment expenses	1,602	1,271	1,334
Net investment (loss) income	$(112,508)	$94,309	$97,365

Ceded investment income on funds withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies outlined in Note 1.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2008		2007
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 377,958	$ 377,958	$ 65,901	$ 65,901
Fixed maturities	1,136,933	1,136,933	1,288,568	1,288,568
Mortgage loans	171,889	173,557	170,205	172,128
Policy loans	156	164	118	118
Other invested assets	4,529	4,529	69,138	69,138
Separate account assets	690,524	690,524	929,008	929,008

Financial liabilities:
Contractholder deposit funds and other policy liabilities	1,275,160	1,231,100	1,285,259	1,187,534
Other liabilities	12,587	12,587	16,721	16,721
Separate account liabilities	690,524	690,524	929,008	929,008

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The carrying value for cash and cash equivalents approximates fair value due to the short-term nature and liquidity of the balance.

Fixed maturities: The Company determines the fair value of its publicly-traded fixed maturities using four primary pricing methods: third-party pricing services, non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Fixed maturities (continued): Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturities are also priced using market prices or broker quotes.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans: The fair value of policy loans is determined by estimating future cash flows discounted at the current average policy loan rates.

Other invested assets:  This financial instrument primarily consists of certain cash instruments and fixed maturity securitites, which were purchased using cash collateral related to a securities lending program in which the Company participates.  The fair value of the cash instrument is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.  The pricing methods used for the fixed maturity securities component of the securities lending is as explained in the fair value of fixed maturities above.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs and GMWBs are considered to be derivatives under SFAS No. 133, and are included in contractholder deposit funds. Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts at the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. GOODWILL AND OTHER INTANGIBLE ASSET

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s business acquisitions.  Goodwill of $7.3 million, allocated to the Company’s Group Protection Segment, is attributable to the SLHIC asset transfer, on May 31, 2007, as described in Note 2.  At December 31, 2007, the Company also held goodwill of $37.8 million, allocated to the Company’s Wealth Management Segment, attributable to the 2001 acquisition of Keyport Benefit Life Insurance Company (“KBL”), which had been a wholly-owned subsidiary of Keyport Life Insurance Company.

In accordance with SFAS No. 142, goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill during the second quarter of 2008 and concluded that this asset was not impaired.  Due to market declines in the fourth quarter of 2008, the Company performed additional analyses of goodwill and concluded that the goodwill obtained in connection with the acquisition of KBL was impaired.  An estimate of the fair value of the reporting unit was calculated, based on an actuarial appraisal of the embedded value of the reporting unit.  This fair value was then allocated among the reporting unit’s tangible and intangible assets and its liabilities to determine the implied fair value of goodwill.  As a result, the Company has recorded an impairment charge of $37.8 million in the fourth quarter, which represents the entire balance of goodwill obtained in connection with the purchase of KBL.  The impairment charge is included in the operating results of the Wealth Management Segment.

The Company also has tested the goodwill maintained in the Group Protection Segment and has concluded that it is not impaired at December 31, 2008.

An intangible asset with a gross carrying amount of $7.5 million and a net amortized balance of $7.0 million, at December 31, 2008, is allocated to the Group Protection Segment.  As described in Note 2, the intangible asset is attributable to the SLHIC asset transfer, and represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over the asset’s estimated economic life of 25 years, representing the period for which the Company expects to earn premiums from new sales stemming from the added distribution capacity.  The Company amortized $299 thousand and $149 thousand for this intangible asset for the years ended December 31, 2008 and 2007, respectively.  The Company used a half-year convention for the first year of amortization in 2007.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The impact of reinsurance agreements on the Company’s operating results is given as follows:

	For the Years Ended December 31,
	2008	2007	2006

Premiums and annuity considerations:
Direct	$51,585	$47,194	$40,773
Assumed	63,365	46,582	-
Ceded	(3,879)	(2,894)	(2,451)
Net premiums and annuity considerations	$111,071	$90,882	$38,322

Fee and other income:
Direct	$27,074	$28,733	$21,966
Assumed	-	-	-
Ceded	(17,393)	(2,085)	(883)
Net fee and other income	$9,681	$26,648	$21,083

Interest credited:
Direct	$48,063	$51,390	$56,379
Assumed	-	-	-
Ceded	(2,934)	-	-
Net interest credited	$45,129	$51,390	$56,379

Policyowner benefits:
Direct	$42,598	$43,967	$31,579
Assumed	42,663	30,018	-
Ceded	(4,472)	(4,676)	(2,322)
Net policyowner benefits	$80,789	$69,309	$29,257

Commission and other operating expenses:
Direct	$47,728	$33,200	$23,213
Assumed	6,104	3,865	-
Ceded	(8,991)	(648)	(225)
Net commission and other operating expenses	$44,841	$36,417	$22,988

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10. REINSURANCE (continued)

A brief discussion on the Company’s significant reinsurance agreements by business segment follows.  (Note 17 also provides additional information on the Company’s business segments.)

Group Protection Segment

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly- renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $0.7 million per claim for group life contracts and $0.3 million per claim for group accidental death and dismemberment contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure specific claims for amounts in excess of $1.5 million per claim for stop loss contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $10 thousand per claim per month for long-term disability contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

As previously described, the Company has an agreement, effective May 31, 2007, to assume the net risks of an affiliate, SLHIC, for its New York-issued policies.  At December 31, 2008, the Company held policyholder liabilities of $32.8 million related to this agreement.  In addition, the activities related to the reinsurance agreement have increased revenues by $63.4 million and $46.6 million for the years ended December 31, 2008 and 2007, respectively, and have increased expenses by $49.3 million and $33.9 million for the years ended December 31, 2008 and 2007, respectively.

Individual Protection Segment

Effective December 31, 2007, the Company entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by the Company.  Under this agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Related to this agreement, the Company held the following assets and liabilities at December 31:

	2008	2007
Assets Reinsurance receivables	$77,628	$117,293
Other assets	2,676	-

Liabilities Contractholder deposit funds and other policy liabilities	63,210	66,170
Future contract and policy benefits	3,162	3,974
Reinsurance payable to an affiliate	140,832	117,367
Other liabilities	1,057	-

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10. REINSURANCE (continued)

Individual Protection Segment (continued)

Reinsurance payable to an affiliate includes a funds withheld liability of $89.4 million and $71.6 million at December 31, 2008 and 2007, respectively; and a deferred gain of $51.4 million and $45.7 million at December 31, 2008 and 2007, respectively.  The funds withheld assets comprised of trading fixed maturity securities and mortgage loans being managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $12.0 million at December 31, 2008 and resulted in derivative income of $12.0 million for the year ended December 31, 2008.

In addition, the reinsurance agreement between SLOC and the Company has decreased revenues by $9.7 million and decreased expenses by $11.5 million for the year ended December 31, 2008.

11. RETIREMENT PLANS

Pension Plan

The Company participates in a non-contributory defined benefit pension plan (the “Pension Plan”) that is sponsored by Sun Life U.S., which is directly liable for the related obligations.  Benefits under the Pension Plan are based on years of service and employees’ average compensation.  In 2005, the Board of Directors of Sun Life U.S. approved amendments to the plan to no longer allow new participants from joining the Pension Plan effective January 1, 2006.  The Company is allocated a portion of the Pension Plan’s expenses, or allocated a credit if expected return on plan assets exceeds the Pension Plan’s expenses.  The Company had allocated credits of $0.3 million, $0.2 million and less than $0.1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Savings and Investment Plans

The Company participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) sponsored by Sun Life U.S. for which substantially all employees of at least age 21 are eligible to participate at date of hire.  Employer contributions are matched up to a specified amount of the employee’s contributions to the 401(k) Plan.  The Company’s direct expenses for employer contributions were less than $0.1 million for each of the years ended December 31, 2007 and 2006.  Due to plan amendments, the Company did not have direct expenses for the 401(k) Plan for the year ended December 31, 2008.  However, the Company is allocated a portion of 401(k) Plan expenses incurred by Sun Life U.S.  The allocated expenses were $0.3 million, $0.3 million and $0.1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Effective January 1, 2006, the Savings and Investment Plan sponsored by Sun Life U.S. also includes a retirement investment account (“RIA”) that qualifies under Section 401(a) of the Internal Revenue Code.  Additional information on the RIA can be found in Note 10 in the 2008 Form 10-K of Sun Life U.S.  The Company is allocated a portion of the RIA expenses incurred by Sun Life U.S.  The allocated expenses were $0.9 million, $0.8 million and $0.3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Other Post-Retirement Benefit Plans

The Company participates in a plan sponsored by Sun Life U.S. that provides certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age, or retire early upon satisfying an alternate age-plus-service condition.  Life insurance benefits are generally set at a fixed amount.  The Company’s direct expenses were less than $0.1 million for each of the years ended December 31, 2007 and 2006.  Due to plan amendments, the Company did not have direct expenses for post-retirement benefits for the year ended December 31, 2008.  The Company is allocated a portion of the post-retirement benefit plan expenses incurred by Sun Life U.S.  The allocated expenses were $0.3 million, $0.2 million and $0.2 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in accordance with SFAS No. 109.  A summary of the components of federal income tax (benefit) expense in the consolidated statements of operations for the years ended December 31 is as follows:

	2008	2007	2006
Income tax (benefit) expense:
Current	$(24,810)	$8,651	$(2,783)
Deferred	(15,318)	290	10,193

Total federal income tax (benefit) expense	$(40,128)	$8,941	$7,410

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The Company’s effective rate differed from the statutory federal income tax rate as follows:

	2008	2007	2006

Expected federal income tax (benefit) expense	$(56,396)	$9,571	$8,275
Prior year adjustments	(155)	(208)	(340)
Separate account dividend received deduction	(563)	(438)	(525)
Valuation allowance – investment losses	5,080	-	-
Goodwill impairment not deductible	11,878	-	-
FIN 48 adjustments/settlements	22	-	-
Other items	6	16	-

Total income tax (benefit) expense	$(40,128)	$8,941	$7,410

The net deferred tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset (liability) as of December 31 were as follows:

	2008	2007

Deferred tax assets:
Actuarial liabilities	$32,631	$31,025
Net operating loss	5,267	-
Investments, net	39,488	1,532
Other	20,567	-
	97,953	32,557
Valuation allowance	(5,080)	-
Total deferred tax assets	92,873	32,557

Deferred tax liabilities:
Deferred policy acquisition costs	(70,246)	(31,110)
Other	-	(2,492)

Total deferred tax liabilities	(70,246)	(33,602)

Net deferred tax asset (liability)	$22,627	$(1,045)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12. FEDERAL INCOME TAXES (continued)

The Company’s net deferred tax asset of $22.6 million at December 31, 2008 is comprised of gross deferred tax assets, gross deferred tax liabilities and a valuation allowance.  The gross deferred tax assets are primarily related to realized and unrealized investment security losses, actuarial liabilities (tax reserves), and a current period net operating loss (“NOL”) which, if unutilized, will expire in 2023.

The Company recorded a valuation allowance of $5.1 million in the statement of operations relating to the tax benefits associated with realized investment impairment losses recorded during the third and fourth quarters of 2008.  Management has determined that it is not more likely than not that the losses will be utilized either against prior year capital gains or through the generation of future capital gains within the applicable carryforward period.

The Company believes that it is more likely than not that the deferred tax assets related to the unrealized investment losses will be realized due to the Company’s intent and ability to hold the related investment securities to maturity or recovery of value, whereby the capital loss will not be realized.  Based on the sufficient positive evidence available, specifically existing taxable temporary differences that will reverse in future periods and projected future taxable income, the Company also believes that it is more likely than not that the deferred tax assets for the NOL, tax reserves and other items will be realized.

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $38 thousand in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The asset (liability) for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $2.2 million and $(2.5) million at December 31, 2008 and December 31, 2007, respectively.  Of the $2.2 million, $0.3 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest at December 31, 2008.  In addition, consistent with the provisions of FIN 48, the Company recorded a net reclass of $(2.5) million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2008.

The net (decrease) increase in the tax liability for UTBs of ($4.7) million and $2.0 million at December 31, 2008 and 2007, respectively, resulted from the following:

	2008	2007
Liability balance at January 1,	$(2,520)	$(554)
Gross increases related to tax positions in prior years	(22)	(2,464)
Gross decreases related to tax positions in prior years	4,791	498
Gross increases related to tax positions in current year	-	-
Settlements	-	-
Close of tax examinations/statutes of limitations	-	-

Asset (liability) balance at December 31,	$2,249	$(2,520)

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest income or expense, included in other operating expenses.  During the years ended December 31, 2008 and 2007, the Company recognized $0.6 million and $(0.1) million in gross interest income (expense), respectively, related to UTBs.  The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12. FEDERAL INCOME TAXES (continued)

The Company files income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for 2001 and 2002 tax years, for which the Company participated in a consolidated federal income tax return with Sun Life U.S. and other affiliates.  The Company is currently at the Appeals Division of the IRS ("Appeals") with respect to that two-year audit cycle.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004.  In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company filed a protest and expects that it will be assigned to Appeals in 2009.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate accruals as prescribed by FIN 48 and does not believe that any adjustments would be material to its financial position.

The Company will participate in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates for the year ended December 31, 2008.  The Company filed a stand-alone federal income tax return for the years ended December 31, 2007 and 2006.

The Company makes or receives payments under certain tax sharing agreements with SLC - U.S. Ops Holdings when the Company participates in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  The Company made federal tax payments of $20.0 million and $0.1 million for the year ended December 31, 2008 and 2007, respectively.  The Company had no net income tax payments for the year ended December 31, 2006.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2008	2007

Balance at January 1	$74,878	$36,689
Less: reinsurance recoverable	(5,921)	(5,906)
Net balance at January 1	68,957	30,783
Incurred related to:
Current year	79,725	96,377
Prior years	(6,557)	(1,805)
Total incurred	73,168	94,572
Paid losses related to:
Current year	(53,615)	(47,531)
Prior years	(22,541)	(8,867)
Total paid	(76,156)	(56,398)

Balance at December 31	71,316	74,878
Less: reinsurance recoverable	(5,347)	(5,921)
Net balance at December 31	$65,969	$68,957

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $6.6 million and $1.8 million in 2008 and 2007, respectively.  The favorable development experienced in both years was driven by better than expected loss experience in group life, with 2008 also having better than expected loss experience in group disability.

14.  LIABILITIES FOR CONTRACT GUARANTEES

As disclosed in Note 1, the Company records its reserves for GMDBs in accordance with SOP 03-1, whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.  The major provisions of SOP 03-1 that affect the Company require:

•	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
•	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
•	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

14.  LIABILITIES FOR CONTRACT GUARANTEES (continued)

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2008:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum Death	$753,606	$204,393	64.2
Minimum Accumulation or Withdrawal	$344,691	$78,574	62.0

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum Death	$1,005,573	$24,860	63.8
Minimum Accumulation or Withdrawal	$395,132	$581	60.7

(1) Net amount at risk represents the difference between the guaranteed benefit and account balance.

The following roll-forward summarizes the reserve for the GMDB for the years ended December 31:

	2008	2007
Balance at January 1	$710	$681
Benefit Ratio Change / Assumption Changes	5,319	183
Incurred guaranteed benefits	631	603
Paid guaranteed benefits	(1,257)	(806)
Interest	217	49

Balance at December 31	$5,620	$710

Because the Company has not issued products that contain a guaranteed minimum income benefit (“GMIB”), there was no requirement for a GMIB reserve as of December 31, 2008.

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

14.  LIABILITIES FOR CONTRACT GUARANTEES (continued)

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

GMABs and GMWBs are considered to be derivatives under SFAS No. 133, and are recorded at fair value through earnings.
Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating the following unobservable inputs in its calculation of the embedded derivatives:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company's best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

The net balance of GMABs and GMWBs constituted a liability in the amount of $47.7 million and $3.6 million at December 31, 2008 and 2007, respectively.

15. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31 were as follow:

	2008	2007

Balance at January 1	$118,126	$85,021
Acquisition costs deferred	27,648	32,796
Amortized to expense during year	87,627	(12,138)
Adjustment for unrealized investment losses
during the year	-	12,447
Balance at December 31	$233,401	$118,126

See Note 1 for information regarding the deferral and amortization methodologies related to DAC.  The Company tests its DAC asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in combined VOBA and VOCRA for the years ended December 31 were as follows:

	2008	2007

Balance at January 1	$16,071	$-
Amount capitalized resulting from the SLHIC asset transfer	-	23,854
Amortized to expense during year	(5,329)	(7,783)
Balance at December 31	$10,742	$16,071

Additions to VOBA and VOCRA in 2007 were a result of the SLHIC asset transfer, as described in Note 2.  VOBA transferred was $7.6 million and VOCRA transferred was $16.2 million.  The Company tests its VOBA asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

17. SEGMENT INFORMATION

The Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing-related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers fixed and variable annuity products.

Group Protection

The Group Protection Segment markets, sells and administers group life, stop loss, long-term disability and short-term disability, and group dental insurance products.  These products are sold to small and mid-size employers that provide group benefits for their employees.

Individual Protection

The Individual Protection Segment markets, sells and administers universal life insurance, variable universal life insurance and conversions from the Company’s group life product.

Corporate

The Corporate Segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION (continued)

The following amounts pertained to the various business segments:

Year ended December 31, 2008

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total revenues	$(127,969)	$107,231	$(8,172)	$(5,891)	$(34,801)
Total expenditures	23,357	111,815	(5,392)	(3,451)	126,329
Pretax loss	(151,326)	(4,584)	(2,780)	(2,440)	(161,130)

Net loss	$(109,678)	$(2,939)	$(1,806)	$(6,579)	$(121,002)

Total assets	$2,150,234	$164,024	$283,874	$204,575	$2,802,707

Year ended December 31, 2007

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total revenues	$93,074	$93,253	$15,646	$2,412	$204,385
Total expenditures	80,877	93,232	7,019	(4,091)	177,037
Pretax income	12,197	21	8,627	6,503	27,348

Net income	$8,274	$13	$5,608	$4,512	$18,407

Total assets	$2,308,807	$120,942	$371,845	$68,973	$2,870,567

Year ended December 31, 2006

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total revenues	$97,296	$39,833	$8,226	$5,334	$150,689
Total expenditures	86,956	35,356	7,662	(2,928)	127,046
Pretax income	10,340	4,477	564	8,262	23,643

Net income	$7,803	$2,910	$366	$5,154	$16,233

Total assets	$2,357,623	$80,969	$123,752	$139,340	$2,701,684

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

18. REGULATORY FINANCIAL INFORMATION

The Company is required to file quarterly and annual statements with the New York State Insurance Department prepared on a statutory accounting basis prescribed or permitted by the State of New York.  For the years ended December 31, 2008, 2007 and 2006, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

The Company’s statutory capital and surplus, and net (loss) income were as follows:

	Unaudited for the Years ended December 31,
	2008	2007	2006

Statutory capital and surplus	$ 207,348	$ 206,952	$ 132,693
Statutory net loss	(149,475)	(25,380)	(51,183)

19. DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions.  The State of New York has enacted laws governing the payment of dividends to stockholders by domestic insurers.  New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  The Company is permitted to pay dividends up to a maximum of $20.7 million in 2009 without prior approval from the New York Superintendent of Insurance.  No dividends were paid by the Company during 2008, 2007 or 2006.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

20. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31, were as follows :

	2008	2007	2006
Unrealized (losses) gains on available-for-sale securities	$(30,782)	$(29,880)	$2,976
Changes in reserves due to unrealized losses on available-for-sale securities	-	(592)	(452)
Changes in DAC due to unrealized gains (losses) on available-for-sale securities	-	11,780	(537)
Tax effect and other	10,774	6,768	(555)

Accumulated other comprehensive (loss) income	$(20,008)	$(11,924)	$1,432

21. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  The years ended December 31, 2008 and 2007 reflect benefits of $0.7 million and $0.4 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

21. COMMITMENTS AND CONTINGENCIES (continued)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company also has agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years.  As of December 31, 2008, minimum future lease payments under such leases were as follows:

2009	$ 297
2010	49
Total	$ 346

Total rental expense for the years ended December 31, 2008, 2007 and 2006 was $1.7 million, $1.5 million and $0.8 million, respectively.

REPORT OF INDEPENDENT REIGSTERED PUBLIC ACCOUNTING FIRM

To the Participants of Regatta NY, Regatta Gold NY, Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Master Extra NY, Sun Life Financial Master Access of NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Masters Select NY Contracts of Sun Life (N.Y.) Variable Account C and the Board of Directors of Sun Life Insurance and Annuity Company of New York (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AllianceBernstein VPS Balanced Wealth Strategy Portfolio B Class Sub-Account, AllianceBernstein VPS International Growth Portfolio B Class Sub-Account, AllianceBernstein VPS International Value Portfolio B Class Sub-Account, AllianceBernstein VPS Wealth Appreciation Strategy Portfolio B Class Sub-Account, First Eagle Overseas Variable Fund Sub-Account, BlackRock Global Allocation V.I. Fund Sub-Account, Columbia Marsico 21st Century Fund Variable Series Class A Sub-Account, Columbia Marsico 21st Century Fund Variable Series Class B Sub-Account, Columbia Marsico Growth Fund Variable Series Class B Sub-Account, Columbia Marsico Growth Fund Variable Series Class A Sub-Account, Columbia Marsico International Opportunities Fund Variable Series Class B Sub-Account, Fidelity VIP Balanced Portfolio Service Class 2 Sub-Account, Fidelity VIP Contrafund Portfolio Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 Portfolio Sub-Account, Fidelity VIP Freedom 2015 Portfolio Sub-Account, Fidelity VIP Freedom 2020 Portfolio Sub-Account, Fidelity VIP Mid Cap Portfolio Service Class 2 Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund Class 2 Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund Class 2 Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund Sub-Account, Franklin Templeton VIP Franklin Income Securities Class 2 Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Class 2 Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Sub-Account, Lord Abbett All Value Portfolio Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Growth Opportunities Portfolio Sub-Account, Lord Abbett Mid CapValue Portfolio Sub-Account, MFS Bond S Class Portfolio Sub-Account, MFS Bond Portfolio Sub-Account, MFS Capital Appreciation S Class Sub-Account, MFS Capital Appreciation Portfolio Sub-Account, MFS Growth S Class Portfolio Sub-Account, MFS Growth Portfolio Sub-Account, MFS Emerging Markets Equity S Class Portfolio Sub-Account, MFS Emerging Markets Equity Portfolio Sub-Account, MFS Global Governments S Class Portfolio Sub-Account, MFS Global Governments Portfolio Sub-Account, MFS Global Growth S Class Portfolio Sub-Account, MFS Global Growth Portfolio Sub-Account, MFS Global Total Return S Class Portfolio Sub-Account, MFS Global Total Return Portfolio Sub-Account, MFS Government Securities S Class Portfolio Sub-Account, MFS Government Securities Portfolio Sub-Account, MFS High Yield S Class Portfolio Sub-Account, MFS High Yield Portfolio Sub-Account, MFS International Growth S Class Portfolio Sub-Account, MFS International Growth Portfolio Sub-Account, MFS International Value S Class Portfolio Sub-Account, MFS International Value Portfolio Sub-Account, MFS Massachusetts Investors Growth Stock S Class Portfolio Sub-Account, MFS Massachusetts Investors Growth Stock Portfolio Sub-Account, MFS Blended Research Core Equity S Class Portfolio Sub-Account, MFS Blended Research Core Equity Portfolio Sub-Account, MFS Mid Cap Growth S Class Portfolio Sub-Account, MFS Mid Cap Value S Class Portfolio Sub-Account, MFS Money Market S Class Portfolio Sub-Account, MFS Money Market Portfolio Sub-Account, MFS New Discovery S Class Portfolio Sub-Account, MFS New Discovery Portfolio Sub-Account, MFS Global Research S Class Portfolio Sub-Account, MFS Global Research Portfolio Sub-Account, MFS Core Equity Portfolio S Class Portfolio Sub-Account, MFS Core Equity Portfolio Sub-Account, MFS Research International S Class Portfolio Sub-Account, MFS Research International Portfolio Sub-Account, MFS Strategic Income S Class Portfolio Sub-Account, MFS Strategic Income Portfolio Sub-Account, MFS Strategic Value S Class Portfolio Sub-Account, MFS Total Return S Class Portfolio Sub-Account, MFS Total Return Portfolio Sub-Account, MFS Utilities S Class Portfolio Sub-Account, MFS Utilities Portfolio Sub-Account, MFS Value S Class Portfolio Sub-Account, MFS Value Portfolio Sub-Account, Oppenheimer Balanced Fund Sub-Account, Oppenheimer Capital Appreciation Fund Sub-Account, Oppenheimer Global Securities Fund Sub-Account, Oppenheimer Main Street Fund Sub-Account, Oppenheimer Main Street Small Cap Fund Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, PIMCO VIT All Asset Portfolio Sub-Account, PIMCO VIT Commodity Real Return Strategy Portfolio Sub-Account, Sun Capital AIM Small Cap Growth Fund Sub-Account, Sun Capital BlackRock Inflation Protected Bond Fund Sub-Account, Sun Capital Davis Venture Value Fund S Class Sub-Account, Sun Capital Dreman Small Cap Value Fund Sub-Account, Sun Capital Global Real Estate Fund S Class Sub-Account, Sun Capital Global Real Estate Fund Sub-Account, Sun Capital Goldman Sachs Mid Cap Value Fund I Class Sub-Account, Sun Capital Goldman Sachs Mid Cap Value Fund S Class Sub-Account, Sun Capital Goldman Sachs Short Duration Fund I Class Sub-Account, Sun Capital Goldman Sachs Short Duration Fund S Class Sub-Account, Sun Capital Ibbotson Balanced Fund Sub-Account, Sun Capital Ibbotson Growth Fund Sub-Account, Sun Capital Ibbotson Moderate Fund Sub-Account, Sun Capital Investment Grade Bond Fund S Class Sub-Account, Sun Capital Lord Abbett Growth & Income Fund S Class Sub-Account, Sun Capital Money Market Fund S Class Sub-Account, Sun Capital Oppenheimer Large Cap Core Fund S Class Sub-Account, Sun Capital Oppenheimer Main Street Small Cap Fund S Class Sub-Account, Sun Capital PIMCO High Yield Fund S Class Sub-Account, Sun Capital PIMCO Total Return Fund Sub-Account, Sun Capital WMC Blue Chip Mid Cap Fund S Class Sub-Account, Sun Capital WMC Large Cap Growth Fund Sub-Account, Van Kampen LIT Comstock Portfolio II Sub-Account, Van Kampen UIF Equity & Income Portfolio Class II Sub-Account, Van Kampen UIF Mid Cap Growth Portfolio Class II Sub-Account, Van Kampen UIF US Mid Cap Value Portfolio Class II Sub-Account, and Wanger Select Sub-Account of Sun Life (N.Y.) Variable Account C (collectively the "Sub-Accounts"), as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the asset managers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 24, 2009

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

Assets
Investments at fair value:	Shares	Cost	Value
AllianceBernstein Variable Products Series Fund Inc.
AllianceBernstein Balanced Wealth Strategy Portfolio Sub-Account (AVB)	109,120	$1,212,924	$936,246
AllianceBernstein International Growth Portfolio Sub-Account (AN4)	4,093	83,235	50,789
AllianceBernstein International Value Portfolio Sub-Account (IVB)	273,352	4,346,300	2,987,735
AllianceBernstein Wealth Appreciation Strategy Portfolio Sub-Account (AVW)	6,540	54,264	40,807
BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund Sub-Account (9XX)	110,898	1,230,019	1,253,151
Columbia Funds Variable Insurance Trust
Columbia Marsico 21st Century Fund, Variable Series Sub-Account (NMT)	2,251	27,129	18,234
Columbia Marsico 21st Century Fund, Variable Series Sub-Account (MCC)	728,933	8,802,000	5,875,201
Columbia Marsico Growth Fund, Variable Series Sub-Account (CMG)	34,160	677,594	458,764
Columbia Marsico Growth Fund, Variable Series Sub-Account (NNG)	1,318	24,138	17,725
Columbia Marsico International Opportunities Fund, Variable Series Sub- Account (NMI)	108,889	2,368,157	1,137,888
Fidelity Variable Insurance Products Fund II
Contrafund Portfolio Sub-Account (FL1)	163,997	2,989,749	2,482,916
Fidelity Variable Insurance Products Fund III
Balanced Portfolio Sub-Account (FVB)	91,955	1,209,191	896,562
Mid Cap Portfolio Sub-Account (FVM)	428,204	12,799,066	7,759,052
Fidelity Variable Insurance Products Fund V
Freedom 2010 Portfolio Sub-Account (F10)	128,093	1,457,988	1,051,642
Freedom 2015 Portfolio Sub-Account (F15)	211,345	2,416,758	1,724,572
Freedom 2020 Portfolio Sub-Account (F20)	322,433	3,744,748	2,479,513
First Eagle Variable Fund
First Eagle Overseas Variable Fund Sub-Account (SGI)	377,510	9,947,701	7,852,206
Franklin Templeton Variable Insurance Products Trust
Founding Funds Allocation Fund Sub-Account (S17)	341,496	2,523,096	1,915,790
Mutual Shares Securities Fund Sub-Account (FMS)	539,752	9,335,698	6,358,281
Templeton Developing Markets Securities Fund Sub-Account (TDM)	572,640	7,051,260	3,458,744
Templeton Growth Securities Fund Sub-Account (FTG)	222,437	3,194,773	1,823,983
Templeton Foreign Securities Fund Sub-Account (FTI)	2,284,129	38,037,511	24,577,223
Franklin Income Securities Fund Sub-Account (ISC)	302,336	4,732,530	3,428,485
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	176,015	2,922,676	1,856,955
Franklin Strategic Income Securities Fund Sub-Account (SIC)	33,678	405,025	350,585
Lazard
Lazard Retirement Emerging Markets Equity Portfolio Sub-Account (LRE)	43,750	780,397	507,063
Lord Abbett Series Fund, Inc.
All Value Portfolio Sub-Account (LAV)	226,999	3,698,667	2,685,393
Growth & Income Portfolio Sub-Account (LA1)	1,629,332	44,623,354	28,138,558
Growth Opportunities Portfolio Sub-Account (LA9)	364,333	5,111,823	3,599,608
Mid Cap Value Portfolio Sub-Account (LA2)	453,263	8,731,577	4,763,791
MFS Variable Insurance Trust II
Bond S Class Portfolio Sub-Account (MF7)	72,209	767,503	652,770
Bond Portfolio Sub-Account (BDS)	135,352	1,500,957	1,233,053
Capital Appreciation S Class Portfolio Sub-Account (MFD)	11,649	203,358	164,596
Capital Appreciation Portfolio Sub-Account (CAS)	473,534	8,400,916	6,752,602
Growth S Class Portfolio Sub-Account (MFF)	44,579	728,146	612,961
Growth Portfolio Sub-Account (EGS)	264,736	4,198,749	3,703,663
Emerging Markets Equity S Class Portfolio Sub-Account (EM1)	92,351	1,153,440	808,994
Emerging Markets Equity Portfolio Sub-Account (EME)	62,851	1,340,084	558,113
Global Governments S Class Portfolio Sub-Account (GG1)	4,120	45,563	47,261

Continued on next page
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Investments at fair value:	Shares	Cost	Value
MFS Variable Insurance Trust II (continued)
Global Governments Portfolio Sub-Account (GGS)	84,690	$946,761	$981,562
Global Growth S Class Portfolio Sub-Account (GG2)	6,446	86,478	68,004
Global Growth Portfolio Sub-Account (GGR)	244,592	2,808,838	2,597,572
Global Total Return S Class Portfolio Sub-Account (GT2)	7,640	118,061	97,717
Global Total Return Portfolio Sub-Account (GTR)	228,817	3,700,417	2,949,456
Government Securities S Class Portfolio Sub-Account (MFK)	1,208,929	15,121,816	15,897,414
Government Securities Portfolio Sub-Account (GSS)	417,462	5,281,769	5,523,029
High Yield S Class Portfolio Sub-Account (MFC)	1,200,207	7,325,253	5,052,870
High Yield Portfolio Sub-Account (HYS)	569,688	3,754,028	2,415,476
International Growth S Class Portfolio Sub-Account (IG1)	34,930	525,285	308,784
International Growth Portfolio Sub-Account (IGS)	103,780	1,653,306	923,642
International Value S Class Portfolio Sub-Account (MI1)	977,535	17,461,974	11,642,439
International Value Portfolio Sub-Account (MII)	149,950	2,654,891	1,803,903
Massachusetts Investors Growth Stock S Class Portfolio Sub-Account (M1B)	151,710	1,587,956	1,098,381
Massachusetts Investors Growth Stock Portfolio Sub-Account (MIS)	274,781	2,456,699	2,005,903
Blended research Core Equity S Class Portfolio Sub-Account (MFL)	587,454	18,280,284	13,288,205
Blended Research Core Equity Portfolio Sub-Account (MIT)	443,743	11,958,838	10,117,349
Mid Cap Growth S Class Portfolio Sub-Account (MC1)	63,852	308,195	205,605
Mid Cap Value S Class Portfolio Sub-Account (MCV)	60,123	602,355	336,686
Money Market S Class Portfolio Sub-Account (MM1)	12,927,118	12,927,118	12,927,118
Money Market Portfolio Sub-Account (MMS)	6,970,191	6,970,191	6,970,191
New Discovery S Class Portfolio Sub-Account (M1A)	749,688	10,254,583	6,132,451
New Discovery Portfolio Sub-Account (NWD)	73,431	1,030,637	614,616
Global Research S Class Portfolio Sub-Account (RE1)	12,796	224,644	169,033
Global Research Portfolio Sub-Account (RES)	367,876	5,896,985	4,892,748
Core Equity Portfolio S Class Portfolio Sub-Account (RG1)	26,052	391,833	243,846
Core Equity Portfolio Sub-Account (RGS)	183,628	2,991,148	1,731,610
Research International S Class Portfolio Sub-Account (RI1)	691,183	12,067,815	6,787,414
Research International Portfolio Sub-Account (RIS)	70,213	1,277,888	697,920
Strategic Income S Class Portfolio Sub-Account (SI1)	17,935	183,593	148,865
Strategic Income Portfolio Sub-Account (SIS)	139,501	1,483,224	1,164,835
Strategic Value S Class Portfolio Sub-Account (SVS)	10,068	94,601	44,704
Total Return S Class Portfolio Sub-Account (MFJ)	4,290,063	80,274,183	58,773,865
Total Return Portfolio Sub-Account (TRS)	1,202,195	21,480,383	16,626,363
Utilities S Class Portfolio Sub-Account (MFE)	193,542	4,512,342	2,986,350
Utilities Portfolio Sub-Account (UTS)	350,953	6,761,022	5,471,361
Value S Class Portfolio Sub-Account (MV1)	511,962	7,274,484	5,431,912
Value Portfolio Sub-Account (MVS)	262,897	4,188,915	2,812,994
Oppenheimer Variable Account Funds
Balanced Fund/VA Sub-Account (OBV)	16,475	195,247	138,063
Capital Appreciation Fund Sub-Account (OCA)	54,811	2,060,242	1,393,299
Global Securities Fund Sub-Account (OGG)	132,602	4,327,718	2,654,691
Main Street Fund Sub-Account (OMG)	2,656,706	58,828,614	38,309,707
Main Street Small Cap Fund Sub-Account (OMS)	42,878	688,724	451,938
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio Sub-Account (PMB)	60,678	809,001	626,201
Low Duration Portfolio Sub-Account (PLD)	5,157,003	52,165,209	49,919,791

Continued on next page
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Investments at fair value:	Shares	Cost	Value
PIMCO Variable Insurance Trust (continued)
Real Return Portfolio Sub-Account (PRR)	558,763	$6,944,309	$6,291,675
Total Return Portfolio Sub-Account (PTR)	1,918,673	19,964,233	19,781,522
All Asset Portfolio Sub-Account (PRA)	20,039	231,778	184,358
Commodity Real Return Strategy Portfolio Sub-Account (PCR)	267,115	3,015,865	1,869,803
Sun Capital Advisers Trust
SC AIM Small Cap Growth Fund Sub-Account (1XX)	118	833	885
SC BlackRock Inflation Protected Bond Fund Sub-Account (5XX)	11,981	116,735	118,255
SC Davis Venture Value Fund Sub-Account (SVV)	435,108	4,558,717	3,620,098
SC Dreman Small Cap Value Fund Sub-Account (2XX)	2,162	16,818	17,229
Sun Capital Global Real Estate Fund S Class Sub-Account (SRE)	903,176	16,505,327	8,824,033
Sun Capital Global Real Estate Fund I Class Sub-Account (SC3)	35,773	542,852	321,603
SC Goldman Sachs Mid Cap Value Fund I Class Sub-Account (SGC)	3,626	33,426	25,126
SC Goldman Sachs Mid Cap Value Fund S Class Sub-Account (S13)	22,689	205,320	157,235
SC Goldman Sachs Short Duration Fund I Class Sub-Account (SDC)	217,606	2,159,553	2,204,350
SC Goldman Sachs Short Duration Fund S Class Sub-Account (S15)	309,287	3,071,091	3,133,079
SC Ibbotson Balanced Fund Sub-Account (7XX)	99,865	878,650	904,776
SC Ibbotson Growth Fund Sub-Account (8XX)	173,096	1,476,376	1,535,364
SC Ibbotson Moderate Fund Sub-Account (6XX)	103,943	917,209	954,200
Sun Capital Investment Grade Bond Fund Class Sub-Account (IGB)	186,732	1,762,756	1,475,183
SC Lord Abbett Growth & Income Fund S Class Sub-Account (S12)	6,364	56,736	45,061
Sun Capital Money Market Fund Sub-Account (CMM)	1,411,080	1,411,080	1,411,080
SC Oppenheimer Large Cap Core Fund Sub-Account (SSA)	40,567	426,308	278,693
SC Oppenheimer Main Street Small Cap Fund Sub-Account (VSC)	876,425	10,243,718	6,713,412
SC PIMCO High Yield Fund Sub-Account (S14)	72,282	639,033	583,314
SC PIMCO Total Return Fund Sub-Account (4XX)	49,738	511,057	524,737
SC WMC Blue Chip Mid Cap Fund S Class Sub-Account (S16)	132,306	1,765,118	1,229,121
SC WMC Large Cap Growth Fund Sub-Account (LGF)	86,352	563,026	511,203
Universal Institutional Funds Inc.
Equity and Income Portfolio Sub-Account (VKU)	347	3,654	3,741
Mid Cap Growth Portfolio Sub-Account (VKM)	4,699	48,011	27,111
US Mid Cap Value Portfolio Sub-Account (VKC)	1,096	14,825	8,377
Van Kampen Life Insurance Trust
Van Kampen Life Investment Trust Comstock Portfolio Sub-Account (VLC)	103,749	1,259,063	852,813
Wanger Advisors Trust
Wanger Select Sub-Account (WTF)	1,275	26,255	17,691

Total investments		678,241,344	504,082,486

Total assets		$678,241,344	$504,082,486

Liabilities
Payable to sponsor			$493,170

Total liabilities			$493,170

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
Net Assets	Units	Value	Annuities	Total
AllianceBernstein Variable Products Series Fund Inc.
AVB	122,315	$936,246	$-	$936,246
AN4	8,959	50,789	-	50,789
IVB	556,280	2,987,735	-	2,987,735
AVW	6,207	40,807	-	40,807
BlackRock Advisors, LLC
9XX	124,464	1,253,151	-	1,253,151
Columbia Funds Variable Insurance Trust
NMT	2,126	18,234	-	18,234
MCC	874,956	5,875,201	-	5,875,201
CMG	65,635	458,764	-	458,764
NNG	2,270	17,725	-	17,725
NMI	174,251	1,137,888	-	1,137,888
Fidelity Variable Insurance Products Fund II
FL1	373,060	2,482,916	-	2,482,916
Fidelity Variable Insurance Products Fund III
FVB	129,130	896,562	-	896,562
FVM	1,118,904	7,759,052	-	7,759,052
Fidelity Variable Insurance Products Fund V
F10	121,798	1,051,642	-	1,051,642
F15	198,850	1,724,572	-	1,724,572
F20	303,039	2,479,513	-	2,479,513
First Eagle Variable Fund
SGI	924,232	7,852,206	-	7,852,206
Franklin Templeton Variable Insurance Products Trust
S17	272,104	1,915,790	-	1,915,790
FMS	620,974	6,358,281	-	6,358,281
TDM	416,337	3,458,744	-	3,458,744
FTG	161,148	1,823,983	-	1,823,983
FTI	2,051,931	24,577,223	-	24,577,223
ISC	487,174	3,428,485	-	3,428,485
FVS	158,373	1,856,955	-	1,856,955
SIC	38,843	350,585	-	350,585
Lazard
LRE	92,147	507,063	-	507,063
Lord Abbett Series Fund, Inc.
LAV	261,570	2,685,393	-	2,685,393
LA1	2,919,007	28,138,558	-	28,138,558
LA9	409,487	3,599,608	-	3,599,608
LA2	478,385	4,763,791	-	4,763,791
MFS Variable Insurance Trust II
MF7	63,945	652,770	-	652,770
BDS	94,442	1,231,976	-	1,231,976
MFD	22,542	164,596	-	164,596
CAS	592,830	6,676,783	22,926	6,699,709
MFF	62,697	612,961	-	612,961
EGS	308,536	3,672,969	24,754	3,697,723
EM1	94,335	808,994	-	808,994
EME	41,953	529,268	28,255	557,523
GG1	2,968	47,261	-	47,261

Continued on next page
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
Net Assets	Units	Value	Annuities	Total
MFS Variable Insurance Trust II (continued)
GGS	51,959	$ 981,022	$-	$ 981,022
GG2	6,024	68,004	-	68,004
GGR	155,206	2,537,125	54,726	2,591,851
GT2	6,693	97,717	-	97,717
GTR	139,788	2,855,049	86,165	2,941,214
MFK	1,364,515	15,897,414	-	15,897,414
GSS	302,995	5,456,186	57,380	5,513,566
MFC	568,577	5,052,870	-	5,052,870
HYS	203,091	2,403,877	9,785	2,413,662
IG1	38,902	308,784	-	308,784
IGS	68,275	866,065	57,219	923,284
MI1	1,579,893	11,642,439	-	11,642,439
MII	91,682	1,769,637	30,587	1,800,224
M1B	128,863	1,098,381	-	1,098,381
MIS	322,302	1,929,374	67,796	1,997,170
MFL	1,400,452	13,288,205	-	13,288,205
MIT	715,060	9,821,267	167,140	9,988,407
MC1	29,479	205,605	-	205,605
MCV	35,805	336,686	-	336,686
MM1	1,239,881	12,927,118	-	12,927,118
MMS	521,301	6,830,272	89,827	6,920,099
M1A	728,384	6,132,451	-	6,132,451
NWD	61,628	591,697	20,358	612,055
RE1	17,250	169,033	-	169,033
RES	396,342	4,872,364	20,761	4,893,125
RG1	36,343	243,846	-	243,846
RGS	165,698	1,724,220	8,139	1,732,359
RI1	522,968	6,787,414	-	6,787,414
RIS	56,200	697,920	-	697,920
SI1	13,401	148,865	-	148,865
SIS	95,461	1,164,835	-	1,164,835
SVS	5,667	44,704	-	44,704
MFJ	5,696,514	58,773,865	-	58,773,865
TRS	867,947	16,343,661	81,839	16,425,500
MFE	168,572	2,986,350	-	2,986,350
UTS	190,390	5,400,213	60,372	5,460,585
MV1	475,349	5,431,912	-	5,431,912
MVS	228,154	2,810,982	-	2,810,982
Oppenheimer Variable Account Funds
OBV	24,177	138,063	-	138,063
OCA	171,541	1,393,299	-	1,393,299
OGG	273,507	2,654,691	-	2,654,691
OMG	4,348,582	38,309,707	-	38,309,707
OMS	43,123	451,938	-	451,938
PIMCO Variable Insurance Trust
PMB	37,492	626,201	-	626,201
PLD	4,750,913	49,919,791	-	49,919,791

Continued on next page
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
Net Assets	Units	Value	Annuities	Total
PIMCO Variable Insurance Trust (continued)
PRR	575,894	$6,291,675	$-	$6,291,675
PTR	1,665,592	19,781,522	-	19,781,522
PRA	19,887	184,358	-	184,358
PCR	284,403	1,869,803	-	1,869,803
Sun Capital Advisers Trust
1XX	98	885	-	885
5XX	11,539	118,255	-	118,255
SVV	561,553	3,620,098	-	3,620,098
2XX	1,844	17,229	-	17,229
SRE	1,059,263	8,824,033	-	8,824,033
SC3	26,647	321,603	-	321,603
SGC	3,561	25,126	-	25,126
S13	22,370	157,235	-	157,235
SDC	216,623	2,204,350	-	2,204,350
S15	308,719	3,133,079	-	3,133,079
7XX	89,691	904,776	-	904,776
8XX	150,438	1,535,364	-	1,535,364
6XX	96,441	954,200	-	954,200
IGB	158,302	1,475,183	-	1,475,183
S12	6,215	45,061	-	45,061
CMM	137,854	1,411,080	-	1,411,080
SSA	38,418	278,693	-	278,693
VSC	1,125,312	6,713,412	-	6,713,412
S14	68,512	583,314	-	583,314
4XX	49,619	524,737	-	524,737
S16	164,549	1,229,121	-	1,229,121
LGF	90,132	511,203	-	511,203
Universal Institutional Funds Inc.
VKU	449	3,741	-	3,741
VKM	4,323	27,111	-	27,111
VKC	1,282	8,377	-	8,377
Van Kampen Life Insurance Trust
VLC	137,028	852,813	-	852,813
Wanger Advisors Trust
WTF	2,435	17,691	-	17,691
Total net assets		$502,701,287	$888,029	$503,589,316
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	AVB	AN4	IVB
	Sub-Account [1]	Sub-Account [1]	Sub-Account [1]
Income:
Dividend income	$16,800	$-	$3,805

Expenses:
Mortality and expense risk charges	(8,468)	(416)	(22,007)
Distribution and administrative expense charges	(1,016)	(50)	(2,641)
Net investment income (loss)	$7,316	$(466)	$(20,843)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(2,549)	$(214)	$(313,110)
Realized gain distributions	3,881	-	27,216
Net realized gains (losses)	$1,332	$(214)	$(285,894)

Net change in unrealized appreciation/depreciation	$(276,678)	$(32,446)	$(1,358,565)

Net realized and change in unrealized losses	$(275,346)	$(32,660)	$(1,644,459)

Decrease in net assets from operations	$(268,030)	$(33,126)	$(1,665,302)

	AVW	9XX	NMT
	Sub-Account [1]	Sub-Account [2]	Sub-Account
Income:
Dividend income	$-	33,378	$-

Expenses:
Mortality and expense risk charges	(282)	(1,616)	(512)
Distribution and administrative expense charges	(34)	(194)	(61)
Net investment (loss) income	$(316)	31,568	$(573)

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of fund shares	$(178)	515	$(1,937)
Realized gain distributions	-	6,264	620
Net realized (losses) gains	$(178)	6,779	$(1,317)

Net change in unrealized appreciation/depreciation	$(13,457)	23,132	$(15,875)

Net realized and change in unrealized (losses) gains	$(13,635)	29,911	$(17,192)

(Decrease) increase in net assets from operations	$(13,951)	61,479	$(17,765)

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[2] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MCC	CMG	NNG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$189	$92

Expenses:
Mortality and expense risk charges	(85,598)	(7,562)	(475)
Distribution and administrative expense charges	(10,272)	(907)	(57)
Net investment loss	$(95,870)	$(8,280)	$(440)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(337,215)	$(8,483)	$(1,406)
Realized gain distributions	124,723	-	-
Net realized losses	$(212,492)	$(8,483)	$(1,406)

Net change in unrealized appreciation/depreciation	$(3,084,371)	$(231,159)	$(12,736)

Net realized and change in unrealized losses	$(3,296,863)	$(239,642)	$(14,142)

Decrease in net assets from operations	$(3,392,733)	$(247,922)	$(14,582)

	NMI	FL1	FVB
	Sub-Account	Sub-Account [1]	Sub-Account
Income:
Dividend income	$21,390	$24,804	$18,286

Expenses:
Mortality and expense risk charges	(22,169)	(11,964)	(7,828)
Distribution and administrative expense charges	(2,660)	(1,436)	(939)
Net investment (loss) income	$(3,439)	$11,404	$9,519

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(51,808)	$(121,998)	$(14,824)
Realized gain distributions	326,501	-	7,691
Net realized gains (losses)	$274,693	$(121,998)	$(7,133)

Net change in unrealized appreciation/depreciation	$(1,239,618)	$(506,833)	$(311,645)

Net realized and change in unrealized losses	$(964,925)	$(628,831)	$(318,778)

Decrease in net assets from operations	$(968,364)	$(617,427)	$(309,259)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FVM	F10	F15
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$22,648	$34,672	$55,163

Expenses:
Mortality and expense risk charges	(136,844)	(22,716)	(29,857)
Distribution and administrative expense charges	(16,421)	(2,726)	(3,583)
Net investment (loss) income	$(130,617)	$9,230	$21,723

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(348,999)	$(11,014)	$(11,810)
Realized gain distributions	1,348,956	54,344	96,176
Net realized gains	$999,957	$43,330	$84,366

Net change in unrealized appreciation/depreciation	$(5,237,455)	$(435,083)	$(764,357)

Net realized and change in unrealized losses	$(4,237,498)	$(391,753)	$(679,991)

Decrease in net assets from operations	$(4,368,115)	$(382,523)	$(658,268)

	F20	SGI	S17
	Sub-Account	Sub-Account	Sub-Account [1]
Income:
Dividend income	$76,562	$113,233	$53,055

Expenses:
Mortality and expense risk charges	(43,996)	(89,638)	(13,408)
Distribution and administrative expense charges	(5,280)	(10,757)	(1,609)
Net investment income	$27,286	$12,838	$38,038

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(22,030)	$(299,440)	$(9,901)
Realized gain distributions	135,245	916,246	52,624
Net realized gains	$113,215	$616,806	$42,723

Net change in unrealized appreciation/depreciation	$(1,282,950)	$(2,068,549)	$(607,306)

Net realized and change in unrealized losses	$(1,169,735)	$(1,451,743)	$(564,583)

Decrease in net assets from operations	$(1,142,449)	$(1,438,905)	$(526,545)

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FMS	TDM	FTG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$201,171	$116,673	$39,803

Expenses:
Mortality and expense risk charges	(89,645)	(65,890)	(34,652)
Distribution and administrative expense charges	(10,757)	(7,907)	(4,158)
Net investment income	$100,769	$42,876	$993

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(295,934)	$(197,524)	$(66,344)
Realized gain distributions	286,133	874,543	156,847
Net realized (losses) gains	$(9,801)	$677,019	$90,503

Net change in unrealized appreciation/depreciation	$(2,951,497)	$(3,895,976)	$(1,326,447)

Net realized and change in unrealized losses	$(2,961,298)	$(3,218,957)	$(1,235,944)

Decrease in net assets from operations	$(2,860,529)	$(3,176,081)	$(1,234,951)

	FTI	ISC	FVS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$774,260	$160,351	$28,391

Expenses:
Mortality and expense risk charges	(499,551)	(46,011)	(35,972)
Distribution and administrative expense charges	(59,946)	(5,521)	(4,317)
Net investment income (loss)	$214,763	$108,819	$(11,898)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(18,430)	$(109,161)	$(164,938)
Realized gain distributions	3,168,844	67,143	196,624
Net realized gains (losses)	$3,150,414	$(42,018)	$31,686

Net change in unrealized appreciation/depreciation	$(20,167,383)	$(1,246,153)	$(904,656)

Net realized and change in unrealized losses	$(17,016,969)	$(1,288,171)	$(872,970)

Decrease in net assets from operations	$(16,802,206)	$(1,179,352)	$(884,868)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SIC	LRE	LAV
	Sub-Account	Sub-Account [1]	Sub-Account
Income:
Dividend income	$21,467	$18,663	$18,022

Expenses:
Mortality and expense risk charges	(4,383)	(4,057)	(52,812)
Distribution and administrative expense charges	(526)	(487)	(6,337)
Net investment income (loss)	$16,558	$14,119	$(41,127)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(5,958)	$(69,591)	$(127,802)
Realized gain distributions	758	40,764	20,641
Net realized losses	$(5,200)	$(28,827)	$(107,161)

Net change in unrealized appreciation/depreciation	$(56,534)	$(273,334)	$(1,039,867)

Net realized and change in unrealized losses	$(61,734)	$(302,161)	$(1,147,028)

Decrease in net assets from operations	$(45,176)	$(288,042)	$(1,188,155)

	LA1	LA9	LA2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$575,295	$-	$85,868

Expenses:
Mortality and expense risk charges	(547,876)	(72,702)	(95,400)
Distribution and administrative expense charges	(65,745)	(8,724)	(11,448)
Net investment loss	$(38,326)	$(81,426)	$(20,980)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(990,209)	$(17,680)	$(378,492)
Realized gain distributions	134,681	71,805	286,938
Net realized (losses) gains	$(855,528)	$54,125	$(91,554)

Net change in unrealized appreciation/depreciation	$(15,339,994)	$(2,145,963)	$(2,883,771)

Net realized and change in unrealized losses	$(16,195,522)	$(2,091,838)	$(2,975,325)

Decrease in net assets from operations	$(16,233,848)	$(2,173,264)	$(2,996,305)

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MF7	BDS	MFD
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$49,455	$112,839	$316

Expenses:
Mortality and expense risk charges	(11,386)	(19,919)	(2,680)
Distribution and administrative expense charges	(1,366)	(2,390)	(322)
Net investment income (loss)	$36,703	$90,530	$(2,686)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(47,901)	$(88,607)	$543
Realized gain distributions	-	-	-
Net realized (losses) gains	$(47,901)	$(88,607)	$543

Net change in unrealized appreciation/depreciation	$(83,794)	$(195,648)	$(85,078)

Net realized and change in unrealized losses	$(131,695)	$(284,255)	$(84,535)

Decrease in net assets from operations	$(94,992)	$(193,725)	$(87,221)

	CAS	MFF	EGS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$51,543	$-	$13,682

Expenses:
Mortality and expense risk charges	(125,233)	(10,703)	(68,132)
Distribution and administrative expense charges	(15,028)	(1,284)	(8,176)
Net investment loss	$(88,718)	$(11,987)	$(62,626)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(82,655)	$7,559	$48,148
Realized gain distributions	-	-	-
Net realized (losses) gains	$(82,655)	$7,559	$48,148

Net change in unrealized appreciation/depreciation	$(4,234,959)	$(368,958)	$(2,444,389)

Net realized and change in unrealized losses	$(4,317,614)	$(361,399)	$(2,396,241)

Decrease in net assets from operations	$(4,406,332)	$(373,386)	$(2,458,867)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	EM1	EME	GG1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,528	$18,640	$3,806

Expenses:
Mortality and expense risk charges	(10,307)	(15,911)	(626)
Distribution and administrative expense charges	(1,237)	(1,909)	(75)
Net investment (loss) income	$(5,016)	$820	$3,105

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(178,052)	$(175,787)	$568
Realized gain distributions	189,194	416,567	-
Net realized gains	$11,142	$240,780	$568

Net change in unrealized appreciation/depreciation	$(441,180)	$(1,128,485)	$(1,007)

Net realized and change in unrealized losses	$(430,038)	$(887,705)	$(439)

(Decrease) increase in net assets from operations	$(435,054)	$(886,885)	$2,666

	GGS	GG2	GGR
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$75,987	$708	$43,410

Expenses:
Mortality and expense risk charges	(11,376)	(1,456)	(49,328)
Distribution and administrative expense charges	(1,365)	(175)	(5,919)
Net investment income (loss)	$63,246	$(923)	$(11,837)

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of fund shares	$(6,371)	$7,236	$292,754
Realized gain distributions	-	-	-
Net realized (losses) gains	$(6,371)	$7,236	$292,754

Net change in unrealized appreciation/depreciation	$18,309	$(49,955)	$(2,190,337)

Net realized and change in unrealized gains (losses)	$11,938	$(42,719)	$(1,897,583)

Increase (decrease) in net assets from operations	$75,184	$(43,642)	$(1,909,420)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	GT2	GTR	MFK
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$15,128	$200,775	$916,385

Expenses:
Mortality and expense risk charges	(2,691)	(44,181)	(280,469)
Distribution and administrative expense charges	(323)	(5,302)	(33,656)
Net investment income	$12,114	$151,292	$602,260

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(7,485)	$40,847	$167,705
Realized gain distributions	28,299	356,451	-
Net realized gains	$20,814	$397,298	$167,705

Net change in unrealized appreciation/depreciation	$(57,514)	$(1,197,972)	$403,769

Net realized and change in unrealized losses	$(36,700)	$(800,674)	$571,474

(Decrease) increase in net assets from operations	$(24,586)	$(649,382)	$1,173,734

	GSS	MFC	HYS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$283,047	$524,281	$338,306

Expenses:
Mortality and expense risk charges	(64,294)	(88,184)	(45,316)
Distribution and administrative expense charges	(7,715)	(10,582)	(5,438)
Net investment income	$211,038	$425,515	$287,552

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(79,891)	$(237,902)	$(243,179)
Realized gain distributions	-	-	-
Net realized losses	$(79,891)	$(237,902)	$(243,179)

Net change in unrealized appreciation/depreciation	$232,076	$(2,065,075)	$(1,237,314)

Net realized and change in unrealized gains (losses)	$152,185	$(2,302,977)	$(1,480,493)

Increase (decrease) in net assets from operations	$363,223	$(1,877,462)	$(1,192,941)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	IG1	IGS	MI1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,157	$19,908	$130,105

Expenses:
Mortality and expense risk charges	(5,010)	(17,301)	(211,610)
Distribution and administrative expense charges	(601)	(2,076)	(25,393)
Net investment (loss) income	$(1,454)	$531	$(106,898)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(26,479)	$136,493	$(491,180)
Realized gain distributions	70,345	274,400	868,994
Net realized gains	$43,866	$410,893	$377,814

Net change in unrealized appreciation/depreciation	$(228,359)	$(1,139,350)	$(5,642,400)

Net realized and change in unrealized losses	$(184,493)	$(728,457)	$(5,264,586)

Decrease in net assets from operations	$(185,947)	$(727,926)	$(5,371,484)

	MII	M1B	MIS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$26,045	$5,510	$18,314

Expenses:
Mortality and expense risk charges	(31,049)	(24,591)	(34,921)
Distribution and administrative expense charges	(3,726)	(2,951)	(4,191)
Net investment loss	$(8,730)	$(22,032)	$(20,798)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$155,951	$(54,568)	$58,692
Realized gain distributions	155,499	-	-
Net realized gains (losses)	$311,450	$(54,568)	$58,692

Net change in unrealized appreciation/depreciation	$(1,264,786)	$(620,914)	$(1,347,604)

Net realized and change in unrealized losses	$(953,336)	$(675,482)	$(1,288,912)

Decrease in net assets from operations	$(962,066)	$(697,514)	$(1,309,710)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MFL	MIT	MC1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$217,435	$228,753	$-

Expenses:
Mortality and expense risk charges	(269,286)	(181,126)	(5,007)
Distribution and administrative expense charges	(32,314)	(21,735)	(601)
Net investment (loss) income	$(84,165)	$25,892	$(5,608)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$46,384	$(253,373)	$(12,495)
Realized gain distributions	-	-	-
Net realized gains (losses)	$46,384	$(253,373)	$(12,495)

Net change in unrealized appreciation/depreciation	$(7,305,356)	$(6,063,439)	$(179,508)

Net realized and change in unrealized losses	$(7,258,972)	$(6,316,812)	$(192,003)

Decrease in net assets from operations	$(7,343,137)	$(6,290,920)	$(197,611)

	MCV	MM1	MMS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,724	$257,926	$121,570

Expenses:
Mortality and expense risk charges	(7,052)	(222,601)	(77,040)
Distribution and administrative expense charges	(846)	(26,712)	(9,245)
Net investment (loss) income	$(3,174)	$8,613	$35,285

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(21,312)	$-	$-
Realized gain distributions	59,409	-	-
Net realized gains	$38,097	$-	$-

Net change in unrealized appreciation/depreciation	$(268,692)	$-	$-

Net realized and change in unrealized losses	$(230,595)	$-	$-

(Decrease) increase in net assets from operations	$(233,769)	$8,613	$35,285

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	M1A	NWD	RE1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$724

Expenses:
Mortality and expense risk charges	(124,271)	(12,319)	(3,063)
Distribution and administrative expense charges	(14,912)	(1,478)	(368)
Net investment loss	$(139,183)	$(13,797)	$(2,707)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(298,304)	$(36,426)	$2,324
Realized gain distributions	1,562,238	181,204	-
Net realized gains	$1,263,934	$144,778	$2,324

Net change in unrealized appreciation/depreciation	$(4,826,673)	$(629,756)	$(89,137)

Net realized and change in unrealized losses	$(3,562,739)	$(484,978)	$(86,813)

Decrease in net assets from operations	$(3,701,922)	$(498,775)	$(89,520)

	RES	RG1	RGS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$50,418	$1,198	$18,538

Expenses:
Mortality and expense risk charges	(92,261)	(4,437)	(34,846)
Distribution and administrative expense charges	(11,071)	(532)	(4,182)
Net investment loss	$(52,914)	$(3,771)	$(20,490)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$31,810	$(8,250)	$(270,381)
Realized gain distributions	-	20,993	221,308
Net realized gains (losses)	$31,810	$12,743	$(49,073)

Net change in unrealized appreciation/depreciation	$(3,212,058)	$(144,624)	$(1,255,712)

Net realized and change in unrealized losses	$(3,180,248)	$(131,881)	$(1,304,785)

Decrease in net assets from operations	$(3,233,162)	$(135,652)	$(1,325,275)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	RI1	RIS	SI1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$137,934	$21,833	$13,410

Expenses:
Mortality and expense risk charges	(141,669)	(15,332)	(2,574)
Distribution and administrative expense charges	(17,000)	(1,840)	(309)
Net investment (loss) income	$(20,735)	$4,661	$10,527

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(275,258)	$11,792	$(3,874)
Realized gain distributions	1,345,870	178,522	-
Net realized gains (losses)	$1,070,612	$190,314	$(3,874)

Net change in unrealized appreciation/depreciation	$(6,097,045)	$(874,047)	$(34,080)

Net realized and change in unrealized losses	$(5,026,433)	$(683,733)	$(37,954)

Decrease in net assets from operations	$(5,047,168)	$(679,072)	$(27,427)

	SIS	SVS	MFJ
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$112,729	$737	$2,331,307

Expenses:
Mortality and expense risk charges	(17,459)	(1,140)	(1,081,687)
Distribution and administrative expense charges	(2,095)	(137)	(129,802)
Net investment income (loss)	$93,175	$(540)	$1,119,818

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(39,179)	$(10,384)	$(1,725,397)
Realized gain distributions	-	15,173	5,353,837
Net realized (losses) gains	$(39,179)	$4,789	$3,628,440

Net change in unrealized appreciation/depreciation	$(262,553)	$(44,394)	$(22,995,387)

Net realized and change in unrealized losses	$(301,732)	$(39,605)	$(19,366,947)

Decrease in net assets from operations	$(208,557)	$(40,145)	$(18,247,129)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	TRS	MFE	UTS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$796,960	$55,134	$161,054

Expenses:
Mortality and expense risk charges	(278,095)	(48,574)	(103,717)
Distribution and administrative expense charges	(33,371)	(5,829)	(12,446)
Net investment income	$485,494	$731	$44,891

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(236,521)	$(60,300)	$891,699
Realized gain distributions	1,682,652	576,720	1,480,852
Net realized gains	$1,446,131	$516,420	$2,372,551

Net change in unrealized appreciation/depreciation	$(7,598,552)	$(2,087,092)	$(6,160,660)

Net realized and change in unrealized losses	$(6,152,421)	$(1,570,672)	$(3,788,109)

Decrease in net assets from operations	$(5,666,927)	$(1,569,941)	$(3,743,218)

	MV1	MVS	OBV
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$55,096	$85,249	$2,225

Expenses:
Mortality and expense risk charges	(61,199)	(52,049)	(1,789)
Distribution and administrative expense charges	(7,344)	(6,246)	(215)
Net investment (loss) income	$(13,447)	$26,954	$221

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(271,266)	$371,139	$(16,381)
Realized gain distributions	536,509	714,544	5,983
Net realized gains (losses)	$265,243	$1,085,683	$(10,398)

Net change in unrealized appreciation/depreciation	$(2,169,098)	$(2,717,586)	$(55,587)

Net realized and change in unrealized losses	$(1,903,855)	$(1,631,903)	$(65,985)

Decrease in net assets from operations	$(1,917,302)	$(1,604,949)	$(65,764)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	OCA	OGG	OMG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$41,085	$593,019

Expenses:
Mortality and expense risk charges	(28,905)	(49,662)	(741,424)
Distribution and administrative expense charges	(3,469)	(5,959)	(88,971)
Net investment loss	$(32,374)	$(14,536)	$(237,376)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(19,056)	$(126,882)	$(546,205)
Realized gain distributions	-	220,312	3,117,032
Net realized (losses) gains	$(19,056)	$93,430	$2,570,827

Net change in unrealized appreciation/depreciation	$(1,009,725)	$(1,790,711)	$(25,310,812)

Net realized and change in unrealized losses	$(1,028,781)	$(1,697,281)	$(22,739,985)

Decrease in net assets from operations	$(1,061,155)	$(1,711,817)	$(22,977,361)

	OMS	PMB	PLD
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,751	$45,286	$2,611,520

Expenses:
Mortality and expense risk charges	(9,299)	(10,966)	(977,027)
Distribution and administrative expense charges	(1,116)	(1,316)	(117,243)
Net investment (loss) income	$(8,664)	$33,004	$1,517,250

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(64,220)	$(14,416)	$(557,961)
Realized gain distributions	36,427	33,921	985,976
Net realized (losses) gains	$(27,793)	$19,505	$428,015

Net change in unrealized appreciation/depreciation	$(254,594)	$(181,464)	$(3,527,898)

Net realized and change in unrealized losses	$(282,387)	$(161,959)	$(3,099,883)

Decrease in net assets from operations	$(291,051)	$(128,955)	$(1,582,633)
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	PRR	PTR	PRA
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$165,334	$873,679	$13,098

Expenses:
Mortality and expense risk charges	(73,803)	(298,165)	(3,195)
Distribution and administrative expense charges	(8,856)	(35,780)	(383)
Net investment income	$82,675	$539,734	$9,520

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(55,930)	$152,501	$(9,836)
Realized gain distributions	10,195	446,955	631
Net realized (losses) gains	$(45,735)	$599,456	$(9,205)

Net change in unrealized appreciation/depreciation	$(719,831)	$(639,962)	$(45,603)

Net realized and change in unrealized losses	$(765,566)	$(40,506)	$(54,808)

(Decrease) increase in net assets from operations	$(682,891)	$499,228	$(45,288)

	PCR	1XX	5XX
	Sub-Account	Sub-Account [2]	Sub-Account [2]
Income:
Dividend income	$81,022	$-	$314

Expenses:
Mortality and expense risk charges	(18,743)	-	(136)
Distribution and administrative expense charges	(2,249)	-	(16)
Net investment income	$60,030	$-	$162

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of fund shares	$28,129	$-	$707
Realized gain distributions	22,229	-	-
Net realized gains	$50,358	$-	$707

Net change in unrealized appreciation/depreciation	$(1,189,808)	$52	$1,520

Net realized and change in unrealized (losses) gains	$(1,139,450)	$52	$2,227

(Decrease) increase in net assets from operations	$(1,079,420)	$52	$2,389

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[2] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SVV	2XX	SRE
	Sub-Account	Sub-Account [2]	Sub-Account
Income:
Dividend income	$14,258	$22	$215,838

Expenses:
Mortality and expense risk charges	(28,415)	(12)	(165,595)
Distribution and administrative expense charges	(3,410)	(1)	(19,871)
Net investment (loss) income	$(17,567)	$9	$30,372

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(204,972)	$-	$(566,346)
Realized gain distributions	23,619	-	948,546
Net realized (losses) gains	$(181,353)	$-	$382,200

Net change in unrealized appreciation/depreciation	$(923,106)	$411	$(5,695,578)

Net realized and change in unrealized (losses) gains	$(1,104,459)	$411	$(5,313,378)

(Decrease) increase in net assets from operations	$(1,122,026)	$420	$(5,283,006)

	SC3	SGC	S13
	Sub-Account	Sub-Account [1]	Sub-Account [1]
Income:
Dividend income	$9,950	$222	$1,085

Expenses:
Mortality and expense risk charges	(7,251)	(163)	(1,380)
Distribution and administrative expense charges	(870)	(20)	(166)
Net investment income (loss)	$1,829	$39	$(461)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(19,310)	$(365)	$(17,009)
Realized gain distributions	38,627	-	-
Net realized gains (losses)	$19,317	$(365)	$(17,009)

Net change in unrealized appreciation/depreciation	$(222,017)	$(8,300)	$(48,085)

Net realized and change in unrealized losses	$(202,700)	$(8,665)	$(65,094)

Decrease in net assets from operations	$(200,871)	$(8,626)	$(65,555)

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[2] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SDC	S15	7XX
	Sub-Account [1]	Sub-Account [1]	Sub-Account [2]
Income:
Dividend income	$19,276	$29,321	$-

Expenses:
Mortality and expense risk charges	(11,771)	(21,908)	(1,602)
Distribution and administrative expense charges	(1,412)	(2,629)	(192)
Net investment income (loss)	$6,093	$4,784	$(1,794)

Net realized and change in unrealized losses:
Net realized gains on sale of fund shares	$7,493	$6,598	$37
Realized gain distributions	6,152	8,670	-
Net realized gains	$13,645	$15,268	$37

Net change in unrealized appreciation/depreciation	$44,797	$61,988	$26,126

Net realized and change in unrealized gains	$58,442	$77,256	$26,163

Increase in net assets from operations	$64,535	$82,040	$24,369

	8XX	6XX	IGB
	Sub-Account [2]	Sub-Account [2]	Sub-Account
Income:
Dividend income	$-	$-	$99,235

Expenses:
Mortality and expense risk charges	(2,142)	(1,426)	(27,905)
Distribution and administrative expense charges	(257)	(171)	(3,349)
Net investment (loss) income	$(2,399)	$(1,597)	$67,981

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of fund shares	$93	$71	$(76,536)
Realized gain distributions	-	-	-
Net realized gains (losses)	$93	$71	$(76,536)

Net change in unrealized appreciation/depreciation	$58,988	$36,991	$(277,659)

Net realized and change in unrealized gains (losses)	$59,081	$37,062	$(354,195)

Increase (decrease) in net assets from operations	$56,682	$35,465	$(286,214)

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[2] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	S12	CMM	SSA
	Sub-Account [1]	Sub-Account	Sub-Account
Income:
Dividend income	$321	$7,679	$1,495

Expenses:
Mortality and expense risk charges	(250)	(7,921)	(4,199)
Distribution and administrative expense charges	(30)	(950)	(504)
Net investment income (loss)	$41	$(1,192)	$(3,208)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(385)	$-	$(9,393)
Realized gain distributions	-	-	1,001
Net realized losses	$(385)	$-	$(8,392)

Net change in unrealized appreciation/depreciation	$(11,675)	$-	$(126,362)

Net realized and change in unrealized losses	$(12,060)	$-	$(134,754)

Decrease in net assets from operations	$(12,019)	$(1,192)	$(137,962)

	VSC	S14	4XX
	Sub-Account	Sub-Account [1]	Sub-Account [2]
Income:
Dividend income	$1,285	$15,476	$527

Expenses:
Mortality and expense risk charges	(107,875)	(2,905)	(657)
Distribution and administrative expense charges	(12,945)	(349)	(79)
Net investment (loss) income	$(119,535)	$12,222	$(209)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(694,754)	$(9,488)	$421
Realized gain distributions	305,083	4,003	78
Net realized (losses) gains	$(389,671)	$(5,485)	$499

Net change in unrealized appreciation/depreciation	$(2,727,113)	$(55,719)	$13,680

Net realized and change in unrealized (losses) gains	$(3,116,784)	$(61,204)	$14,179

(Decrease) increase in net assets from operations	$(3,236,319)	$(48,982)	$13,970

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[2] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	S16	LGF	VKU
	Sub-Account [1]	Sub-Account	Sub-Account [1]
Income:
Dividend income	$1,991	$-	$282

Expenses:
Mortality and expense risk charges	(9,899)	(10,256)	(91)
Distribution and administrative expense charges	(1,188)	(1,231)	(11)
Net investment (loss) income	$(9,096)	$(11,487)	$180

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(148,743)	$(153,640)	$(1,196)
Realized gain distributions	235,219	146	381
Net realized gains (losses)	$86,476	$(153,494)	$(815)

Net change in unrealized appreciation/depreciation	$(535,997)	$(53,073)	$87

Net realized and change in unrealized losses	$(449,521)	$(206,567)	$(728)

Decrease in net assets from operations	$(458,617)	$(218,054)	$(548)

	VKM	VKC	VLC
	Sub-Account [1]	Sub-Account [1]	Sub-Account
Income:
Dividend income	$170	$68	$18,003

Expenses:
Mortality and expense risk charges	(238)	(84)	(14,343)
Distribution and administrative expense charges	(29)	(10)	(1,721)
Net investment (loss) income	$(97)	$(26)	$1,939

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(228)	$(404)	$(75,468)
Realized gain distributions	6,463	2,872	44,215
Net realized gains (losses)	$6,235	$2,468	$(31,253)

Net change in unrealized appreciation/depreciation	$(20,900)	$(6,448)	$(371,124)

Net realized and change in unrealized losses	$(14,665)	$(3,980)	$(402,377)

Decrease in net assets from operations	$(14,762)	$(4,006)	$(400,438)

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

WTF
Sub-Account
Income:
Dividend income	$-

Expenses:
Mortality and expense risk charges	(344)
Distribution and administrative expense charges	(41)
Net investment loss	$(385)

Net realized and change in unrealized losses:
Net realized gains on sale of fund shares	$584
Realized gain distributions	660
Net realized gains	$1,244

Net change in unrealized appreciation/depreciation	$(13,522)

Net realized and change in unrealized losses	$(12,278)

Decrease in net assets from operations	$(12,663)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AVB		AN4
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [1]	2007	2008 [1]	2007
Operations:
Net investment income (loss)	$7,316	$-	$(466)	$-
Net realized gains (losses)	1,332	-	(214)	-
Net change in unrealized
appreciation/depreciation	(276,678)	-	(32,446)	-
Decrease in net assets
from operations	$(268,030)	$-	$(33,126)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$-	$-	$-
Net transfers between Sub-Accounts
and/or Fixed Account	1,207,252	-	83,954	-
Withdrawals, surrenders, annuitizations
and contract charges	(2,976)	-	(39)	-
Net accumulation activity	$1,204,276	$-	$83,915	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$1,204,276	$-	$83,915	$-

Increase in net assets	$936,246	$-	$50,789	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$936,246	$-	$50,789	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	-	-	-	-
Transferred between Sub-Accounts
and/or Fixed Account	122,661	-	8,965	-
Withdrawn, surrendered, and annuitized	(346)	-	(6)	-
End of year	122,315	-	8,959	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	IVB		AVW
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [1]	2007	2008 [1]	2007
Operations:
Net investment loss	$(20,843)	-	(316)	-
Net realized losses	(285,894)	-	(178)	-
Net change in unrealized
appreciation/depreciation	(1,358,565)	-	(13,457)	-
Decrease in net assets
from operations	$(1,665,302)	-	(13,951)	-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,349,509	-	39,936	-
Net transfers between Sub-Accounts
and/or Fixed Account	2,514,759	-	14,908	-
Withdrawals, surrenders, annuitizations
and contract charges	(211,231)	-	(86)	-
Net accumulation activity	$4,653,037	-	54,758	-

Annuitization Activity:
Annuitizations	$-	-	-	-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	-	-	-
Increase in net assets from
contract owner transactions	$4,653,037	-	54,758	-

Increase in net assets	$2,987,735	-	40,807	-

Net Assets:
Beginning of year	$-	-	-	-
End of year	$2,987,735	-	40,807	-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	250,422	-	4,231	-
Transferred between Sub-Accounts
and/or Fixed Account	336,250	-	1,987	-
Withdrawn, surrendered, and annuitized	(30,392)	-	(11)	-
End of year	556,280	-	6,207	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	9XX		NMT
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [3]	2007	2008	2007
Operations:
Net investment income (loss)	$31,568	$-	$(573)	$(553)
Net realized gains (losses)	6,779	-	(1,317)	3,107
Net change in unrealized
appreciation/depreciation	23,132	-	(15,875)	3,936
Increase (decrease) in net assets
from operations	$61,479	$-	$(17,765)	$6,490

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$301,273	$-	$-	$-
Net transfers between Sub-Accounts
and/or Fixed Account	890,962	-	-	-
Withdrawals, surrenders, annuitizations
and contract charges	(563)	-	(3,210)	(4,402)
Net accumulation activity	$1,191,672	$-	$(3,210)	$(4,402)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase (decrease) in net assets from
contract owner transactions	$5,342,989	$-	$(3,210)	$(4,402)

Increase (decrease) in net assets	$3,904,084	$-	$(20,975)	$2,088

Net Assets:
Beginning of year	$3,948,122	$-	$39,209	$37,121
End of year	$7,852,206	$-	$18,234	$39,209

Unit Transactions:
Beginning of year	-	-	2,531	2,805
Purchased	31,422	-	-	-
Transferred between Sub-Accounts		-
and/or Fixed Account	93,101	-	-	-
Withdrawn, surrendered, and annuitized	(59)	-	(405)	(274)
End of year	124,464	-	2,126	2,531

[3] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MCC		CMG
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007 [2]	2008	2007 [2]
Operations:
Net investment loss	$(95,870)	$(24,639)	$(8,280)	$(2,697)
Net realized (losses) gains	(212,492)	105,511	(8,483)	2,278
Net change in unrealized
appreciation/depreciation	(3,084,371)	157,572	(231,159)	12,329
(Decrease) increase in net assets
from operations	$(3,392,733)	$238,444	$(247,922)	$11,910

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,926,739	$3,599,987	$69,608	$404,949
Net transfers between Sub-Accounts
and/or Fixed Account	2,426,875	408,773	217,719	75,463
Withdrawals, surrenders, annuitizations
and contract charges	(299,562)	(33,322)	(63,811)	(9,152)
Net accumulation activity	$5,054,052	$3,975,438	$223,516	$471,260

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$5,054,052	$3,975,438	$223,516	$471,260

Increase (decrease) in net assets	$1,661,319	$4,213,882	$(24,406)	$483,170

Net Assets:
Beginning of year	$4,213,882	$-	$483,170	$-
End of year	$5,875,201	$4,213,882	$458,764	$483,170

Unit Transactions:
Beginning of year	347,006	-	41,020	-
Purchased	291,716	316,435	7,447	35,137
Transferred between Sub-Accounts
and/or Fixed Account	272,093	35,771	24,348	6,631
Withdrawn, surrendered, and annuitized	(35,859)	(5,200)	(7,180)	(748)
End of year	874,956	347,006	65,635	41,020

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	NNG		NMI
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(440)	$(657)	$(3,439)	$(4,022)
Net realized (losses) gains	(1,406)	878	274,693	53,143
Net change in unrealized
appreciation/depreciation	(12,736)	5,119	(1,239,618)	5,397
(Decrease) increase in net assets
from operations	$(14,582)	$5,340	$(968,364)	$54,518

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$-	$1,195,214	$445,466
Net transfers between Sub-Accounts
and/or Fixed Account	-	-	129,525	275,887
Withdrawals, surrenders, annuitizations
and contract charges	(3,197)	(3,956)	(24,811)	(7,534)
Net accumulation activity	$(3,197)	$(3,956)	$1,299,928	$713,819

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
(Decrease) increase in net assets from
contract owner transactions	$(3,197)	$(3,956)	$1,299,928	$713,819

(Decrease) increase in net assets	$(17,779)	$1,384	$331,564	$768,337

Net Assets:
Beginning of year	$35,504	$34,120	$806,324	$37,987
End of year	$17,725	$35,504	$1,137,888	$806,324

Unit Transactions:
Beginning of year	2,702	2,995	62,102	2,635
Purchased	-	-	100,919	37,941
Transferred between Sub-Accounts
and/or Fixed Account	-	-	13,006	22,017
Withdrawn, surrendered, and annuitized	(432)	(293)	(1,776)	(491)
End of year	2,270	2,702	174,251	62,102

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FL1		FVB
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [1]	2007	2008	2007 [2]
Operations:
Net investment income	$11,404	$-	$9,519	$2,055
Net realized losses	(121,998)	-	(7,133)	(6)
Net change in unrealized
appreciation/depreciation	(506,833)	-	(311,645)	(984)
(Decrease) increase in net assets
from operations	$(617,427)	$-	$(309,259)	$1,065

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,696,915	$-	$581,046	$138,877
Net transfers between Sub-Accounts
and/or Fixed Account	1,456,395	-	509,693	31,924
Withdrawals, surrenders, annuitizations
and contract charges	(52,967)	-	(56,777)	(7)
Net accumulation activity	$3,100,343	$-	$1,033,962	$170,794

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$3,100,343	$-	$1,033,962	$170,794

Increase in net assets	$2,482,916	$-	$724,703	$171,859

Net Assets:
Beginning of year	$-	$-	$171,859	$-
End of year	$2,482,916	$-	$896,562	$171,859

Unit Transactions:
Beginning of year	-	-	16,023	-
Purchased	201,765	-	62,776	13,019
Transferred between Sub-Accounts
and/or Fixed Account	179,032	-	57,717	3,005
Withdrawn, surrendered, and annuitized	(7,737)	-	(7,386)	(1)
End of year	373,060	-	129,130	16,023

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.
2 For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FVM		F10
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007 [2]	2008	2007
Operations:
Net investment (loss) income	$(130,617)	$(39,318)	$9,230	$6,702
Net realized gains	999,957	33,183	43,330	36,789
Net change in unrealized
appreciation/depreciation	(5,237,455)	197,441	(435,083)	30,015
(Decrease) increase in net assets
from operations	$(4,368,115)	$191,306	$(382,523)	$73,506

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,543,667	$7,132,411	$1,003	$309,303
Net transfers between Sub-Accounts
and/or Fixed Account	2,349,827	1,278,564	51,340	778,562
Withdrawals, surrenders, annuitizations
and contract charges	(284,256)	(84,352)	(54,549)	(70,329)
Net accumulation activity	$3,609,238	$8,326,623	$(2,206)	$1,017,536

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase (decrease) in net assets from
contract owner transactions	$3,609,238	$8,326,623	$(2,206)	$1,017,536

(Decrease) increase in net assets	$(758,877)	$8,517,929	$(384,729)	$1,091,042

Net Assets:
Beginning of year	$8,517,929	$-	$1,436,371	$345,329
End of year	$7,759,052	$8,517,929	$1,051,642	$1,436,371

Unit Transactions:
Beginning of year	729,385	-	122,087	31,184
Purchased	148,068	631,517	114	27,250
Transferred between Sub-Accounts
and/or Fixed Account	273,646	110,495	4,962	69,710
Withdrawn, surrendered, and annuitized	(32,195)	(12,627)	(5,365)	(6,057)
End of year	1,118,904	729,385	121,798	122,087

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	F15		F20
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$21,723	$24,291	$27,286	$18,763
Net realized gains	84,366	68,154	113,215	61,749
Net change in unrealized
appreciation/depreciation	(764,357)	8,034	(1,282,950)	(12,465)
(Decrease) increase in net assets
from operations	$(658,268)	$100,479	$(1,142,449)	$68,047

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$365,369	$660,022	$1,462,336	$1,001,404
Net transfers between Sub-Accounts
and/or Fixed Account	(66,273)	48,321	333,379	340,708
Withdrawals, surrenders, annuitizations
and contract charges	(38,278)	(31,083)	(82,970)	(10,116)
Net accumulation activity	$260,818	$677,260	$1,712,745	$1,331,996

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$260,818	$677,260	$1,712,745	$1,331,996

(Decrease) increase in net assets	$(397,450)	$777,739	$570,296	$1,400,043

Net Assets:
Beginning of year	$2,122,022	$1,344,283	$1,909,217	$509,174
End of year	$1,724,572	$2,122,022	$2,479,513	$1,909,217

Unit Transactions:
Beginning of year	174,861	118,763	154,288	44,515
Purchased	33,117	54,870	127,098	82,569
Transferred between Sub-Accounts
and/or Fixed Account	(5,539)	3,802	29,621	28,047
Withdrawn, surrendered, and annuitized	(3,589)	(2,574)	(7,968)	(843)
End of year	198,850	174,861	303,039	154,288

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SGI		S17
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007 [2]	2008 [1]	2007
Operations:
Net investment income (loss)	$12,838	$(23,751)	$38,038	$-
Net realized gains	616,806	656	42,723	-
Net change in unrealized
Appreciation/depreciation	(2,068,549)	(26,946)	(607,306)	-
Decrease in net assets
from operations	$(1,438,905)	$(50,041)	$(526,545)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,048,504	$3,069,257	$1,031,366	$-
Net transfers between Sub-Accounts
and/or Fixed Account	1,511,576	952,259	1,433,247	-
Withdrawals, surrenders, annuitizations
and contract charges	(217,091)	(23,353)	(22,278)	-
Net accumulation activity	$5,342,989	$3,998,163	$2,442,335	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$5,342,989	$3,998,163	$2,442,335	$-

Increase in net assets	$3,904,084	$3,948,122	$1,915,790	$-

Net Assets:
Beginning of year	$3,948,122	$-	$-	$-
End of year	$7,852,206	$3,948,122	$1,915,790	$-

Unit Transactions:
Beginning of year	370,783	-	-	-
Purchased	424,030	284,295	111,773	-
Transferred between Sub-Accounts
and/or Fixed Account	154,244	88,655	162,923	-
Withdrawn, surrendered, and annuitized	(24,825)	(2,167)	(2,592)	-
End of year	924,232	370,783	272,104	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FMS		TDM
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$100,769	$(13,475)	$42,876	$4,842
Net realized (losses) gains	(9,801)	188,145	677,019	198,405
Net change in unrealized
appreciation/depreciation	(2,951,497)	(199,146)	(3,895,976)	263,393
(Decrease) increase in net assets
from operations	$(2,860,529)	$(24,476)	$(3,176,081)	$466,640

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,441,229	$2,836,450	$576,065	$3,502,347
Net transfers between Sub-Accounts
and/or Fixed Account	1,688,640	716,185	1,647,772	289,206
Withdrawals, surrenders, annuitizations
and contract charges	(281,300)	(87,728)	(147,638)	(37,735)
Net accumulation activity	$3,848,569	$3,464,907	$2,076,199	$3,753,818

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$3,848,569	$3,464,907	$2,076,199	$3,753,818

Increase (decrease) in net assets	$988,040	$3,440,431	$(1,099,882)	$4,220,458

Net Assets:
Beginning of year	$5,370,241	$1,929,810	$4,558,626	$338,168
End of year	$6,358,281	$5,370,241	$3,458,744	$4,558,626

Unit Transactions:
Beginning of year	324,291	118,047	255,210	23,980
Purchased	186,781	170,312	37,051	218,390
Transferred between Sub-Accounts
and/or Fixed Account	131,893	42,518	135,990	17,421
Withdrawn, surrendered, and annuitized	(21,991)	(6,586)	(11,914)	(4,581)
End of year	620,974	324,291	416,337	255,210

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FTG		FTI
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$993	$(6,489)	$214,763	$98,163
Net realized gains	90,503	134,851	3,150,414	3,728,656
Net change in unrealized
appreciation/depreciation	(1,326,447)	(132,389)	(20,167,383)	1,180,576
(Decrease) increase in net assets
from operations	$(1,234,951)	$(4,027)	$(16,802,206)	$5,007,395

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$121,640	$1,319,644	$529,218	$5,471,640
Net transfers between Sub-Accounts
and/or Fixed Account	506,530	338,533	2,505,984	(2,284,817)
Withdrawals, surrenders, annuitizations
and contract charges	(113,517)	(69,028)	(2,035,301)	(1,617,632)
Net accumulation activity	$514,653	$1,589,149	$999,901	$1,569,191

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$514,653	$1,589,149	$999,901	$1,569,191

(Decrease) increase in net assets	$(720,298)	$1,585,122	$(15,802,305)	$6,576,586

Net Assets:
Beginning of year	$2,544,281	$959,159	$40,379,528	$33,802,942
End of year	$1,823,983	$2,544,281	$24,577,223	$40,379,528

Unit Transactions:
Beginning of year	127,030	48,332	1,973,683	1,879,769
Purchased	6,842	64,908	29,223	295,064
Transferred between Sub-Accounts
and/or Fixed Account	34,182	17,196	178,358	(112,165)
Withdrawn, surrendered, and annuitized	(6,906)	(3,406)	(129,333)	(88,985)
End of year	161,148	127,030	2,051,931	1,973,683

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	ISC		FVS
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007 [2]	2008	2007
Operations:
Net investment income (loss)	$108,819	$11,073	$(11,898)	$(23,560)
Net realized (losses) gains	(42,018)	3,911	31,686	189,397
Net change in unrealized
appreciation/depreciation	(1,246,153)	(57,892)	(904,656)	(275,186)
Decrease in net assets
from operations	$(1,179,352)	$(42,908)	$(884,868)	$(109,349)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,099,832	$1,758,964	$169,874	$769,309
Net transfers between Sub-Accounts
and/or Fixed Account	1,676,141	468,219	351,685	192,884
Withdrawals, surrenders, annuitizations
and contract charges	(325,200)	(27,211)	(116,899)	(73,469)
Net accumulation activity	$2,450,773	$2,199,972	$404,660	$888,724

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$2,450,773	$2,199,972	$404,660	$888,724

Increase (decrease) in net assets	$1,271,421	$2,157,064	$(480,208)	$779,375

Net Assets:
Beginning of year	$2,157,064	$-	$2,337,163	$1,557,788
End of year	$3,428,485	$2,157,064	$1,856,955	$2,337,163

Unit Transactions:
Beginning of year	211,989	-	131,552	83,668
Purchased	117,365	169,189	11,201	41,536
Transferred between Sub-Accounts
and/or Fixed Account	196,506	45,397	23,130	10,238
Withdrawn, surrendered, and annuitized	(38,686)	(2,597)	(7,510)	(3,890)
End of year	487,174	211,989	158,373	131,552

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SIC		LRE
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007 [2]	2008 [1]	2007
Operations:
Net investment income (loss)	$16,558	$(546)	$14,119	$-
Net realized losses	(5,200)	(15)	(28,827)	-
Net change in unrealized
appreciation/depreciation	(56,534)	2,094	(273,334)	-
(Decrease) increase in net assets
from operations	$(45,176)	$1,533	$(288,042)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$116,465	$95,745	$485,605	$-
Net transfers between Sub-Accounts
and/or Fixed Account	177,428	14,323	347,559	-
Withdrawals, surrenders, annuitizations
and contract charges	(9,611)	(122)	(38,059)	-
Net accumulation activity	$284,282	$109,946	$795,105	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$284,282	$109,946	$795,105	$-

Increase in net assets	$239,106	$111,479	$507,063	$-

Net Assets:
Beginning of year	$111,479	$-	$-	$-
End of year	$350,585	$111,479	$507,063	$-

Unit Transactions:
Beginning of year	10,791	-	-	-
Purchased	11,612	9,410	54,746	-
Transferred between Sub-Accounts
and/or Fixed Account	17,460	1,393	42,719	-
Withdrawn, surrendered, and annuitized	(1,020)	(12)	(5,318)	-
End of year	38,843	10,791	92,147	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LAV		LA1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(41,127)	$(35,055)	$(38,326)	$(56,296)
Net realized (losses) gains	(107,161)	184,173	(855,528)	3,032,042
Net change in unrealized
appreciation/depreciation	(1,039,867)	(26,777)	(15,339,994)	(2,680,340)
(Decrease) increase in net assets
from operations	$(1,188,155)	$122,341	$(16,233,848)	$295,406

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$283,503	$1,279,829	$2,319,230	$14,121,301
Net transfers between Sub-Accounts
and/or Fixed Account	(74,878)	448,078	4,116,249	3,416,820
Withdrawals, surrenders, annuitizations
and contract charges	(176,462)	(117,747)	(1,877,216)	(1,247,040)
Net accumulation activity	$32,163	$1,610,160	$4,558,263	$16,291,081

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$32,163	$1,610,160	$4,558,263	$16,291,081

(Decrease) increase in net assets	$(1,155,992)	$1,732,501	$(11,675,585)	$16,586,487

Net Assets:
Beginning of year	$3,841,385	$2,108,884	$39,814,143	$23,227,656
End of year	$2,685,393	$3,841,385	$28,138,558	$39,814,143

Unit Transactions:
Beginning of year	261,718	150,701	2,576,966	1,532,748
Purchased	23,044	88,868	166,231	911,682
Transferred between Sub-Accounts
and/or Fixed Account	(9,250)	31,164	331,319	221,392
Withdrawn, surrendered, and annuitized	(13,942)	(9,015)	(155,509)	(88,856)
End of year	261,570	261,718	2,919,007	2,576,966

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LA9		LA2
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(81,426)	$(99,336)	$(20,980)	$(82,035)
Net realized gains (losses)	54,125	731,148	(91,554)	1,082,817
Net change in unrealized
appreciation/depreciation	(2,145,963)	377,817	(2,883,771)	(1,176,697)
(Decrease) increase in net assets
from operations	$(2,173,264)	$1,009,629	$(2,996,305)	$(175,915)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$138,302	$1,259,165	$191,101	$1,850,862
Net transfers between Sub-Accounts
and/or Fixed Account	80,007	(762,066)	395,647	778,285
Withdrawals, surrenders, annuitizations
and contract charges	(283,413)	(208,216)	(322,489)	(182,731)
Net accumulation activity	$(65,104)	$288,883	$264,259	$2,446,416

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
(Decrease) increase in net assets from
contract owner transactions	$(65,104)	$288,883	$264,259	$2,446,416

(Decrease) increase in net assets	$(2,238,368)	$1,298,512	$(2,732,046)	$2,270,501

Net Assets:
Beginning of year	$5,837,976	$4,539,464	$7,495,837	$5,225,336
End of year	$3,599,608	$5,837,976	$4,763,791	$7,495,837

Unit Transactions:
Beginning of year	403,002	373,528	449,323	310,865
Purchased	12,197	98,805	12,612	104,220
Transferred between Sub-Accounts
and/or Fixed Account	18,767	(52,919)	41,219	45,296
Withdrawn, surrendered, and annuitized	(24,479)	(16,412)	(24,769)	(11,058)
End of year	409,487	403,002	478,385	449,323

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MF7		BDS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$36,703	$24,555	$90,530	$89,384
Net realized losses	(47,901)	(14,858)	(88,607)	(61,759)
Net change in unrealized
appreciation/depreciation	(83,794)	(733)	(195,648)	10,320
(Decrease) increase in net assets
from operations	$(94,992)	$8,964	$(193,725)	$37,945

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$107,359	$167,860	$347	$16,311
Net transfers between Sub-Accounts
and/or Fixed Account	(27,187)	49,724	(175,868)	98,320
Withdrawals, surrenders, annuitizations
and contract charges	(34,659)	(64,856)	(162,186)	(423,039)
Net accumulation activity	$45,513	$152,728	$(337,707)	$(308,408)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	126	(41)
Net annuitization activity	$-	$-	$126	$(41)
Increase (decrease) in net assets from
contract owner transactions	$45,513	$152,728	$(337,581)	$(308,449)

(Decrease) increase in net assets	$(49,479)	$161,692	$(531,306)	$(270,504)

Net Assets:
Beginning of year	$702,249	$540,557	$1,763,282	$2,033,786
End of year	$652,770	$702,249	$1,231,976	$1,763,282

Unit Transactions:
Beginning of year	60,348	46,224	119,260	140,433
Purchased	9,941	15,247	24	1,128
Transferred between Sub-Accounts
and/or Fixed Account	(3,050)	4,327	(13,250)	5,979
Withdrawn, surrendered, and annuitized	(3,294)	(5,450)	(11,592)	(28,280)
End of year	63,945	60,348	94,442	119,260

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFD		CAS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(2,686)	$(3,347)	$(88,718)	$(163,537)
Net realized gains (losses)	543	2,109	(82,655)	(28,867)
Net change in unrealized
appreciation/depreciation	(85,078)	19,821	(4,234,959)	1,454,714
(Decrease) increase in net assets
from operations	$(87,221)	$18,583	$(4,406,332)	$1,262,310

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,976	$437	$20,080	$94,583
Net transfers between Sub-Accounts
and/or Fixed Account	35,277	(177)	(204,902)	(518,350)
Withdrawals, surrenders, annuitizations
and contract charges	(3,070)	(4,779)	(1,608,709)	(2,865,671)
Net accumulation activity	$35,183	$(4,519)	$(1,793,531)	$(3,289,438)

Annuitization Activity:
Annuitizations	$-	$-	$-	$17,780
Annuity payments and contract charges	-	-	(9,786)	(9,846)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	30,812	(8,773)
Net annuitization activity	$-	$-	$21,026	$(839)
Increase (decrease) in net assets from
contract owner transactions	$35,183	$(4,519)	$(1,772,505)	$(3,290,277)

(Decrease) increase in net assets	$(52,038)	$14,064	$(6,178,837)	$(2,027,967)

Net Assets:
Beginning of year	$216,634	$202,570	$12,878,546	$14,906,513
End of year	$164,596	$216,634	$6,699,709	$12,878,546

Unit Transactions:
Beginning of year	18,362	18,751	715,773	909,349
Purchased	230	37	1,584	5,561
Transferred between Sub-Accounts
and/or Fixed Account	4,252	(4)	(14,488)	(31,935)
Withdrawn, surrendered, and annuitized	(302)	(422)	(110,039)	(167,202)
End of year	22,542	18,362	592,830	715,773

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFF		EGS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(11,987)	$(12,985)	$(62,626)	$(101,661)
Net realized gains (losses)	7,559	15,657	48,148	(12,582)
Net change in unrealized
appreciation/depreciation	(368,958)	151,246	(2,444,389)	1,418,533
(Decrease) increase in net assets
from operations	$(373,386)	$153,918	$(2,458,867)	$1,304,290

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$605	$15,856	$16,130	$32,455
Net transfers between Sub-Accounts
and/or Fixed Account	20,577	(1,201)	(237,829)	(453,690)
Withdrawals, surrenders, annuitizations
and contract charges	(3,321)	(3,037)	(643,011)	(1,559,451)
Net accumulation activity	$17,861	$11,618	$(864,710)	$(1,980,686)

Annuitization Activity:
Annuitizations	$-	$-	$32,092	$-
Annuity payments and contract charges	-	-	(10,667)	(10,527)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	3,132	(2,074)
Net annuitization activity	$-	$-	$24,557	$(12,601)
Increase (decrease) in net assets from
contract owner transactions	$17,861	$11,618	$(840,153)	$(1,993,287)

(Decrease) increase in net assets	$(355,525)	$165,536	$(3,299,020)	$(688,997)

Net Assets:
Beginning of year	$968,486	$802,950	$6,996,743	$7,685,740
End of year	$612,961	$968,486	$3,697,723	$6,996,743

Unit Transactions:
Beginning of year	60,959	60,203	360,581	473,820
Purchased	46	1,092	1,235	1,824
Transferred between Sub-Accounts
and/or Fixed Account	1,934	(116)	(14,527)	(26,200)
Withdrawn, surrendered, and annuitized	(242)	(220)	(38,753)	(88,863)
End of year	62,697	60,959	308,536	360,581
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	EM1		EME
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(5,016)	$1,543	$820	$10,131
Net realized gains	11,142	202,861	240,780	421,953
Net change in unrealized
appreciation/depreciation	(441,180)	22,292	(1,128,485)	66,718
(Decrease) increase in net assets
from operations	$(435,054)	$226,696	$(886,885)	$498,802

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$40,262	$78,479	$2,009	$55,618
Net transfers between Sub-Accounts
and/or Fixed Account	451,765	(128,253)	(456,007)	188,124
Withdrawals, surrenders, annuitizations
and contract charges	(25,540)	(29,015)	(172,205)	(246,232)
Net accumulation activity	$466,487	$(78,789)	$(626,203)	$(2,490)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(2,835)	(3,065)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	8	(778)
Net annuitization activity	$-	$-	$(2,827)	$(3,843)
Increase (decrease) in net assets from
contract owner transactions	$466,487	$(78,789)	$(629,030)	$(6,333)

Increase (decrease) in net assets	$31,433	$147,907	$(1,515,915)	$492,469

Net Assets:
Beginning of year	$777,561	$629,654	$2,073,438	$1,580,969
End of year	$808,994	$777,561	$557,523	$2,073,438

Unit Transactions:
Beginning of year	37,711	38,560	70,432	71,767
Purchased	4,187	5,365	78	2,291
Transferred between Sub-Accounts
and/or Fixed Account	53,843	(4,698)	(20,769)	6,416
Withdrawn, surrendered, and annuitized	(1,406)	(1,516)	(7,788)	(10,042)
End of year	94,335	37,711	41,953	70,432

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GG1		GGS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$3,105	$29	$63,246	$7,388
Net realized gains (losses)	568	18	(6,371)	(13,287)
Net change in unrealized
appreciation/depreciation	(1,007)	1,944	18,309	67,729
Increase in net assets
from operations	$2,666	$1,991	$75,184	$61,830

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$31,913	$-	$4,356	$67,169
Net transfers between Sub-Accounts
and/or Fixed Account	11,961	-	185,529	(17,003)
Withdrawals, surrenders, annuitizations
and contract charges	(30,697)	(3)	(137,864)	(324,068)
Net accumulation activity	$13,177	$(3)	$52,021	$(273,902)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	(51)	(39)
Net annuitization activity	$-	$-	$(51)	$(39)
Increase (decrease) in net assets from
contract owner transactions	$13,177	$(3)	$51,970	$(273,941)

Increase (decrease) in net assets	$15,843	$1,988	$127,154	$(212,111)

Net Assets:
Beginning of year	$31,418	$29,430	$853,868	$1,065,979
End of year	$47,261	$31,418	$981,022	$853,868

Unit Transactions:
Beginning of year	2,138	2,138	48,239	64,809
Purchased	2,119	-	213	3,762
Transferred between Sub-Accounts
and/or Fixed Account	740	-	8,445	(1,131)
Withdrawn, surrendered, and annuitized	(2,029)	-	(4,938)	(19,201)
End of year	2,968	2,138	51,959	48,239

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GG2		GGR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(923)	$(330)	$(11,837)	$19,538
Net realized gains	7,236	2,038	292,754	570,122
Net change in unrealized
appreciation/depreciation	(49,955)	8,475	(2,190,337)	57,673
(Decrease) increase in net assets
from operations	$(43,642)	$10,183	$(1,909,420)	$647,333

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$16	$306	$25,328	$9,401
Net transfers between Sub-Accounts
and/or Fixed Account	(5,583)	16,389	(86,987)	(23,652)
Withdrawals, surrenders, annuitizations
and contract charges	(5,152)	(27)	(779,199)	(1,419,702)
Net accumulation activity	$(10,719)	$16,668	$(840,858)	$(1,433,953)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(6,863)	(7,907)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	3,112	(1,762)
Net annuitization activity	$-	$-	$(3,751)	$(9,669)
(Decrease) increase in net assets from
contract owner transactions	$(10,719)	$16,668	$(844,609)	$(1,443,622)

(Decrease) increase in net assets	$(54,361)	$26,851	$(2,754,029)	$(796,289)

Net Assets:
Beginning of year	$122,365	$95,514	$5,345,880	$6,142,169
End of year	$68,004	$122,365	$2,591,851	$5,345,880

Unit Transactions:
Beginning of year	6,553	5,621	194,119	249,630
Purchased	1	17	1,315	409
Transferred between Sub-Accounts
and/or Fixed Account	(230)	916	(4,651)	(1,141)
Withdrawn, surrendered, and annuitized	(300)	(1)	(35,577)	(54,779)
End of year	6,024	6,553	155,206	194,119

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GT2		GTR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$12,114	$1,688	$151,292	$38,281
Net realized gains	20,814	38,509	397,298	625,206
Net change in unrealized
appreciation/depreciation	(57,514)	(17,249)	(1,197,972)	(331,131)
(Decrease) increase in net assets
from operations	$(24,586)	$22,948	$(649,382)	$332,356

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$25,324	$-	$22,493	$767
Net transfers between Sub-Accounts
and/or Fixed Account	10,627	132	32,047	114,242
Withdrawals, surrenders, annuitizations
and contract charges	(244,301)	(36,145)	(766,671)	(795,477)
Net accumulation activity	$(208,350)	$(36,013)	$(712,131)	$(680,468)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(13,615)	(15,028)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	306	(2,075)
Net annuitization activity	$-	$-	$(13,309)	$(17,103)
Decrease in net assets from
contract owner transactions	$(208,350)	$(36,013)	$(725,440)	$(697,571)

Decrease in net assets	$(232,936)	$(13,065)	$(1,374,822)	$(365,215)

Net Assets:
Beginning of year	$330,653	$343,718	$4,316,036	$4,681,251
End of year	$97,717	$330,653	$2,941,214	$4,316,036

Unit Transactions:
Beginning of year	18,720	20,819	171,467	199,822
Purchased	1,529	-	1,035	34
Transferred between Sub-Accounts
and/or Fixed Account	752	8	582	4,439
Withdrawn, surrendered, and annuitized	(14,308)	(2,107)	(33,296)	(32,828)
End of year	6,693	18,720	139,788	171,467

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFK		GSS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$602,260	$519,259	$211,038	$193,891
Net realized gains (losses)	167,705	(110,697)	(79,891)	(162,698)
Net change in unrealized
appreciation/depreciation	403,769	500,013	232,076	253,851
Increase in net assets
from operations	$1,173,734	$908,575	$363,223	$285,044

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,393,326	$1,881,185	$43,886	$100,352
Net transfers between Sub-Accounts
and/or Fixed Account	(4,734,258)	1,479,728	960,413	210,946
Withdrawals, surrenders, annuitizations
and contract charges	(1,137,285)	(859,747)	(892,466)	(1,166,190)
Net accumulation activity	$(4,478,217)	$2,501,166	$111,833	$(854,892)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(11,010)	(6,510)
Net transfers between Sub-Accounts	-	-
Adjustments to annuity reserves	-	-	(890)	(852)
Net annuitization activity	$-	$-	$(11,900)	$(7,362)
(Decrease) increase in net assets from
contract owner transactions	$(4,478,217)	$2,501,166	$99,933	$(862,254)

(Decrease) increase in net assets	$(3,304,483)	$3,409,741	$463,156	$(577,210)

Net Assets:
Beginning of year	$19,201,897	$15,792,156	$5,050,410	$5,627,620
End of year	$15,897,414	$19,201,897	$5,513,566	$5,050,410

Unit Transactions:
Beginning of year	1,756,262	1,517,021	295,903	348,231
Purchased	125,604	182,968	2,561	5,939
Transferred between Sub-Accounts
and/or Fixed Account	(415,639)	140,871	52,798	5,881
Withdrawn, surrendered, and annuitized	(101,712)	(84,598)	(48,267)	(64,148)
End of year	1,364,515	1,756,262	302,995	295,903

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFC		HYS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$425,515	$258,294	$287,552	$297,628
Net realized (losses) gains	(237,902)	(14,213)	(243,179)	28,811
Net change in unrealized
appreciation/depreciation	(2,065,075)	(285,866)	(1,237,314)	(287,791)
(Decrease) increase in net assets
from operations	$(1,877,462)	$(41,785)	$(1,192,941)	$38,648

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$322,756	$1,715,607	$64,765	$25,477
Net transfers between Sub-Accounts
and/or Fixed Account	661,184	564,164	(196,664)	14,838
Withdrawals, surrenders, annuitizations
and contract charges	(379,237)	(297,504)	(724,057)	(1,030,097)
Net accumulation activity	$604,703	$1,982,267	$(855,956)	$(989,782)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(1,134)	(1,276)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	-	783	(59)
Net annuitization activity	$-	$-	$(351)	$(1,335)
Increase (decrease) in net assets from
contract owner transactions	$604,703	$1,982,267	$(856,307)	$(991,117)

(Decrease) increase in net assets	$(1,272,759)	$1,940,482	$(2,049,248)	$(952,469)

Net Assets:
Beginning of year	$6,325,629	$4,385,147	$4,462,910	$5,415,379
End of year	$5,052,870	$6,325,629	$2,413,662	$4,462,910

Unit Transactions:
Beginning of year	493,122	339,595	261,413	319,944
Purchased	26,031	134,865	4,163	1,553
Transferred between Sub-Accounts
and/or Fixed Account	82,876	43,566	(16,285)	223
Withdrawn, surrendered, and annuitized	(33,452)	(24,904)	(46,200)	(60,307)
End of year	568,577	493,122	203,091	261,413

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	IG1		IGS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(1,454)	$(804)	$531	$1,011
Net realized gains	43,866	38,916	410,893	569,033
Net change in unrealized
appreciation/depreciation	(228,359)	(18,828)	(1,139,350)	(294,492)
(Decrease) increase in net assets
from operations	$(185,947)	$19,284	$(727,926)	$275,552

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$106,781	$91,038	$93	$803
Net transfers between Sub-Accounts
and/or Fixed Account	176,968	(5,823)	(58,245)	123,772
Withdrawals, surrenders, annuitizations
and contract charges	(32,058)	(6,974)	(319,075)	(518,217)
Net accumulation activity	$251,691	$78,241	$(377,227)	$(393,642)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(4,837)	(5,529)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	-	(693)	(897)
Net annuitization activity	$-	$-	$(5,530)	$(6,426)
Increase (decrease) in net assets from
contract owner transactions	$251,691	$78,241	$(382,757)	$(400,068)

Increase (decrease) in net assets	$65,744	$97,525	$(1,110,683)	$(124,516)

Net Assets:
Beginning of year	$243,040	$145,515	$2,033,967	$2,158,483
End of year	$308,784	$243,040	$923,284	$2,033,967

Unit Transactions:
Beginning of year	14,989	7,161	90,396	111,077
Purchased	10,281	7,723	11	37
Transferred between Sub-Accounts
and/or Fixed Account	16,989	516	(4,752)	5,780
Withdrawn, surrendered, and annuitized	(3,357)	(411)	(17,380)	(26,498)
End of year	38,902	14,989	68,275	90,396

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MI1		MII
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(106,898)	$(53,476)	$(8,730)	$10,497
Net realized gains	377,814	278,376	311,450	1,154,675
Net change in unrealized
appreciation/depreciation	(5,642,400)	(229,095)	(1,264,786)	(921,999)
(Decrease) increase in net assets
from operations	$(5,371,484)	$(4,195)	$(962,066)	$243,173

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,001,457	$10,952,992	$4,581	$379
Net transfers between Sub-Accounts
and/or Fixed Account	2,806,387	1,521,515	(176,527)	(55,370)
Withdrawals, surrenders, annuitizations
and contract charges	(394,796)	(139,759)	(377,424)	(1,063,379)
Net accumulation activity	$4,413,048	$12,334,748	$(549,370)	$(1,118,370)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(10,419)	(12,599)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	1,265	(962)
Net annuitization activity	$-	$-	$(9,154)	$(13,561)
Increase (decrease) in net assets from
contract owner transactions	$4,413,048	$12,334,748	$(558,524)	$(1,131,931)

(Decrease) increase in net assets	$(958,436)	$12,330,553	$(1,520,590)	$(888,758)

Net Assets:
Beginning of year	$12,600,875	$270,322	$3,320,814	$4,209,572
End of year	$11,642,439	$12,600,875	$1,800,224	$3,320,814

Unit Transactions:
Beginning of year	1,146,536	11,832	114,390	153,740
Purchased	199,104	1,013,316	-	14
Transferred between Sub-Accounts
and/or Fixed Account	281,083	142,359	(6,768)	(2,051)
Withdrawn, surrendered, and annuitized	(46,830)	(20,971)	(15,940)	(37,313)
End of year	1,579,893	1,146,536	91,682	114,390

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	M1B		MIS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(22,032)	$(25,138)	$(20,798)	$(39,224)
Net realized (losses) gains	(54,568)	150,156	58,692	259,114
Net change in unrealized
appreciation/depreciation	(620,914)	(1,050)	(1,347,604)	156,317
(Decrease) increase in net assets
from operations	$(697,514)	$123,968	$(1,309,710)	$376,207

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$5,932	$153,580	$43,461	$91,126
Net transfers between Sub-Accounts
and/or Fixed Account	22,186	896,103	(84,034)	35,277
Withdrawals, surrenders, annuitizations
and contract charges	(168,117)	(108,921)	(417,975)	(729,969)
Net accumulation activity	$(139,999)	$940,762	$(458,548)	$(603,566)

Annuitization Activity:
Annuitizations	$-	$-	$-	$18,316
Annuity payments and contract charges	-	-	(15,372)	(16,140)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	4,756	(1,953)
Net annuitization activity	$-	$-	$(10,616)	$223
(Decrease) increase in net assets from
contract owner transactions	$(139,999)	$940,762	$(469,164)	$(603,343)

(Decrease) increase in net assets	$(837,513)	$1,064,730	$(1,778,874)	$(227,136)

Net Assets:
Beginning of year	$1,935,894	$871,164	$3,776,044	$4,003,180
End of year	$1,098,381	$1,935,894	$1,997,170	$3,776,044

Unit Transactions:
Beginning of year	140,983	70,637	377,508	449,020
Purchased	506	11,781	5,390	3,702
Transferred between Sub-Accounts
and/or Fixed Account	2,516	66,493	(9,230)	2,843
Withdrawn, surrendered, and annuitized	(15,142)	(7,928)	(51,366)	(78,057)
End of year	128,863	140,983	322,302	377,508

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFL		MIT
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(84,165)	$(153,951)	$25,892	$(44,769)
Net realized gains	46,384	382,006	(253,373)	362,635
Net change in unrealized
appreciation/depreciation	(7,305,356)	526,987	(6,063,439)	736,962
(Decrease) increase in net assets
from operations	$(7,343,137)	$755,042	$(6,290,920)	$1,054,828

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$211,067	$2,905,492	$82,196	$130,680
Net transfers between Sub-Accounts
and/or Fixed Account	153,642	1,173,758	(626,809)	(1,052,676)
Withdrawals, surrenders, annuitizations
and contract charges	(1,072,206)	(797,844)	(2,859,302)	(4,391,369)
Net accumulation activity	$(707,497)	$3,281,406	$(3,403,915)	$(5,313,365)

Annuitization Activity:
Annuitizations	$-	$-	$42,044	$24,587
Annuity payments and contract charges	-	-	(51,181)	(48,740)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	71,599	(9,567)
Net annuitization activity	$-	$-	$62,462	$(33,720)
(Decrease) increase in net assets from
contract owner transactions	$(707,497)	$3,281,406	$(3,341,453)	$(5,347,085)

(Decrease) increase in net assets	$(8,050,634)	$4,036,448	$(9,632,373)	$(4,292,257)

Net Assets:
Beginning of year	$21,338,839	$17,302,391	$19,620,780	$23,913,037
End of year	$13,288,205	$21,338,839	$9,988,407	$19,620,780

Unit Transactions:
Beginning of year	1,433,097	1,209,614	903,166	1,155,740
Purchased	16,011	200,482	4,923	5,770
Transferred between Sub-Accounts
and/or Fixed Account	39,802	78,967	(37,201)	(50,758)
Withdrawn, surrendered, and annuitized	(88,458)	(55,966)	(155,828)	(207,586)
End of year	1,400,452	1,433,097	715,060	903,166

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MC1		MCV
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(5,608)	$(7,647)	$(3,174)	$(7,854)
Net realized (losses) gains	(12,495)	18,748	38,097	35,511
Net change in unrealized
appreciation/depreciation	(179,508)	21,883	(268,692)	(25,799)
(Decrease) increase in net assets
from operations	$(197,611)	$32,984	$(233,769)	$1,858

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,532	$2,051	$2,814	$1,690
Net transfers between Sub-Accounts
and/or Fixed Account	36,983	(27,086)	53,511	(19,727)
Withdrawals, surrenders, annuitizations
and contract charges	(30,207)	(24,842)	(21,454)	(29,693)
Net accumulation activity	$9,308	$(49,877)	$34,871	$(47,730)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase (decrease) in net assets from
contract owner transactions	$9,308	$(49,877)	$34,871	$(47,730)

Decrease in net assets	$(188,303)	$(16,893)	$(198,898)	$(45,872)

Net Assets:
Beginning of year	$393,908	$410,801	$535,584	$581,456
End of year	$205,605	$393,908	$336,686	$535,584

Unit Transactions:
Beginning of year	27,234	30,485	31,942	34,580
Purchased	181	186	165	107
Transferred between Sub-Accounts
and/or Fixed Account	4,961	(1,853)	5,311	(1,078)
Withdrawn, surrendered, and annuitized	(2,897)	(1,584)	(1,613)	(1,667)
End of year	29,479	27,234	35,805	31,942
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MM1		MMS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$8,613	$311,271	$35,285	$178,991
Net realized losses	-	-	-	-
Net change in unrealized
appreciation/depreciation	-	-	-	-
Increase in net assets
from operations	$8,613	$311,271	$35,285	$178,991

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,406,030	$2,979,434	$11,615	$158,942
Net transfers between Sub-Accounts
and/or Fixed Account	1,421,755	2,251,203	3,650,983	2,664,973
Withdrawals, surrenders, annuitizations
and contract charges	(4,950,988)	(1,094,901)	(2,211,889)	(2,175,025)
Net accumulation activity	$(1,123,203)	$4,135,736	$1,450,709	$648,890

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(13,650)	(23,706)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	(1,298)	(2,564)
Net annuitization activity	$-	$-	$(14,948)	$(26,270)
(Decrease) increase in net assets from
contract owner transactions	$(1,123,203)	$4,135,736	$1,435,761	$622,620

(Decrease) increase in net assets	$(1,114,590)	$4,447,007	$1,471,046	$801,611

Net Assets:
Beginning of year	$14,041,708	$9,594,701	$5,449,053	$4,647,442
End of year	$12,927,118	$14,041,708	$6,920,099	$5,449,053

Unit Transactions:
Beginning of year	1,348,108	947,627	414,830	364,429
Purchased	229,637	293,502	880	12,112
Transferred between Sub-Accounts
and/or Fixed Account	137,490	217,509	266,352	192,303
Withdrawn, surrendered, and annuitized	(475,354)	(110,530)	(160,761)	(154,014)
End of year	1,239,881	1,348,108	521,301	414,830

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	M1A		NWD
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(139,183)	$(169,427)	$(13,797)	$(23,867)
Net realized gains	1,263,934	480,093	144,778	365,565
Net change in unrealized
appreciation/depreciation	(4,826,673)	(284,386)	(629,756)	(292,457)
(Decrease) increase in net assets	-	-	-	-
from operations	$(3,701,922)	$26,280	$(498,775)	$49,241

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$93,849	$1,290,945	$5,289	$37,349
Net transfers between Sub-Accounts
and/or Fixed Account	254,458	704,882	(122,668)	(132,310)
Withdrawals, surrenders, annuitizations
and contract charges	(566,144)	(393,445)	(162,969)	(566,409)
Net accumulation activity	$(217,837)	$1,602,382	$(280,348)	$(661,370)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(1,801)	(2,229)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	1,304	(520)
Net annuitization activity	$-	$-	$(497)	$(2,749)
(Decrease) increase in net assets from
contract owner transactions	$(217,837)	$1,602,382	$(280,845)	$(664,119)

(Decrease) increase in net assets	$(3,919,759)	$1,628,662	$(779,620)	$(614,878)

Net Assets:
Beginning of year	$10,052,210	$8,423,548	$1,391,675	$2,006,553
End of year	$6,132,451	$10,052,210	$612,055	$1,391,675

Unit Transactions:
Beginning of year	707,841	598,957	84,135	123,585
Purchased	7,760	87,212	497	2,329
Transferred between Sub-Accounts
and/or Fixed Account	62,547	49,337	(10,681)	(8,210)
Withdrawn, surrendered, and annuitized	(49,764)	(27,665)	(12,323)	(33,569)
End of year	728,384	707,841	61,628	84,135

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	RE1		RES
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(2,707)	$(2,376)	$(52,914)	$(58,860)
Net realized gains	2,324	7,345	31,810	171,568
Net change in unrealized
appreciation/depreciation	(89,137)	14,456	(3,212,058)	1,076,888
(Decrease) increase in net assets	-	-	-	-
from operations	$(89,520)	$19,425	$(3,233,162)	$1,189,596

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$14,523	$34,233	$26,153
Net transfers between Sub-Accounts
and/or Fixed Account	28,480	49,729	(487,462)	(470,463)
Withdrawals, surrenders, annuitizations
and contract charges	(5,606)	(6,870)	(1,190,078)	(2,180,144)
Net accumulation activity	$22,874	$57,382	$(1,643,307)	$(2,624,454)

Annuitization Activity:
Annuitizations	$-	$-	$36,280	$23,858
Annuity payments and contract charges	-	-	(6,914)	(4,668)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	(491)	(54)
Net annuitization activity	$-	$-	$28,875	$19,136
Increase (decrease) in net assets from
contract owner transactions	$22,874	$57,382	$(1,614,432)	$(2,605,318)

(Decrease) increase in net assets	$(66,646)	$76,807	$(4,847,594)	$(1,415,722)

Net Assets:
Beginning of year	$235,679	$158,872	$9,740,719	$11,156,441
End of year	$169,033	$235,679	$4,893,125	$9,740,719

Unit Transactions:
Beginning of year	14,849	10,878	494,719	634,293
Purchased	-	980	2,242	1,358
Transferred between Sub-Accounts
and/or Fixed Account	2,822	3,425	(29,181)	(25,028)
Withdrawn, surrendered, and annuitized	(421)	(434)	(71,438)	(115,904)
End of year	17,250	14,849	396,342	494,719

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	RG1		RGS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(3,771)	$(2,405)	$(20,490)	$(31,809)
Net realized gains (losses)	12,743	8,207	(49,073)	718,916
Net change in unrealized
appreciation/depreciation	(144,624)	(9,214)	(1,255,712)	(558,964)
(Decrease) increase in net assets
from operations	$(135,652)	$(3,412)	$(1,325,275)	$128,143

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$46,715	$108,221	$38,950	$9,853
Net transfers between Sub-Accounts
and/or Fixed Account	12,998	187,609	(129,230)	2,049,824
Withdrawals, surrenders, annuitizations
and contract charges	(5,455)	(748)	(538,688)	(560,579)
Net accumulation activity	$54,258	$295,082	$(628,968)	$1,499,098

Annuitization Activity:
Annuitizations	$-	$-	$11,968	$-
Annuity payments and contract charges	-	-	(1,337)	(1,191)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	(495)	89
Net annuitization activity	$-	$-	$10,136	$(1,102)
Increase (decrease) in net assets from
contract owner transactions	$54,258	$295,082	$(618,832)	$1,497,996

(Decrease) increase in net assets	$(81,394)	$291,670	$(1,944,107)	$1,626,139

Net Assets:
Beginning of year	$325,240	$33,570	$3,676,466	$2,050,327
End of year	$243,846	$325,240	$1,732,359	$3,676,466

Unit Transactions:
Beginning of year	28,269	2,530	213,003	126,961
Purchased	4,903	9,741	2,808	548
Transferred between Sub-Accounts
and/or Fixed Account	3,817	16,065	(9,615)	118,016
Withdrawn, surrendered, and annuitized	(646)	(67)	(40,498)	(32,522)
End of year	36,343	28,269	165,698	213,003

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	RI1		RIS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(20,735)	$(79,181)	$4,661	$(5,089)
Net realized gains	1,070,612	1,410,308	190,314	420,601
Net change in unrealized
appreciation/depreciation	(6,097,045)	(331,888)	(874,047)	(222,622)
(Decrease) increase in net assets
from operations	$(5,047,168)	$999,239	$(679,072)	$192,890

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$448,912	$3,231,136	$2,104	$56,091
Net transfers between Sub-Accounts
and/or Fixed Account	788,982	(226,002)	(109,810)	123,791
Withdrawals, surrenders, annuitizations
and contract charges	(461,784)	(324,918)	(241,919)	(355,350)
Net accumulation activity	$776,110	$2,680,216	$(349,625)	$(175,468)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase (decrease) in net assets from
contract owner transactions	$776,110	$2,680,216	$(349,625)	$(175,468)

(Decrease) increase in net assets	$(4,271,058)	$3,679,455	$(1,028,697)	$17,422

Net Assets:
Beginning of year	$11,058,472	$7,379,017	$1,726,617	$1,709,195
End of year	$6,787,414	$11,058,472	$697,920	$1,726,617

Unit Transactions:
Beginning of year	481,311	357,917	78,858	87,103
Purchased	22,371	149,051	105	2,719
Transferred between Sub-Accounts
and/or Fixed Account	45,689	(9,619)	(7,631)	5,816
Withdrawn, surrendered, and annuitized	(26,403)	(16,038)	(15,132)	(16,780)
End of year	522,968	481,311	56,200	78,858

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SI1		SIS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$10,527	$7,252	$93,175	$62,855
Net realized losses	(3,874)	(127)	(39,179)	(876)
Net change in unrealized
appreciation/depreciation	(34,080)	(4,206)	(262,553)	(26,535)
(Decrease) increase in net assets
from operations	$(27,427)	$2,919	$(208,557)	$35,444

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$133	$1,140	$17	$-
Net transfers between Sub-Accounts
and/or Fixed Account	153	2,491	(83,458)	3,820
Withdrawals, surrenders, annuitizations
and contract charges	(7,008)	(29,523)	(124,790)	(178,029)
Net accumulation activity	$(6,722)	$(25,892)	$(208,231)	$(174,209)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Decrease in net assets from
contract owner transactions	$(6,722)	$(25,892)	$(208,231)	$(174,209)

Decrease in net assets	$(34,149)	$(22,973)	$(416,788)	$(138,765)

Net Assets:
Beginning of year	$183,014	$205,987	$1,581,623	$1,720,388
End of year	$148,865	$183,014	$1,164,835	$1,581,623

Unit Transactions:
Beginning of year	14,084	16,089	111,144	123,374
Purchased	11	88	1	-
Transferred between Sub-Accounts
and/or Fixed Account	(130)	176	(6,105)	(21)
Withdrawn, surrendered, and annuitized	(564)	(2,269)	(9,579)	(12,209)
End of year	13,401	14,084	95,461	111,144

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SVS		MFJ
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(540)	$(208)	$1,119,818	$745,929
Net realized gains	4,789	7,978	3,628,440	3,638,693
Net change in unrealized
appreciation/depreciation	(44,394)	(11,993)	(22,995,387)	(2,766,127)
(Decrease) increase in net assets
from operations	$(40,145)	$(4,223)	$(18,247,129)	$1,618,495

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$83	$-	$5,880,399	$11,004,997
Net transfers between Sub-Accounts
and/or Fixed Account	(2,896)	370	(540,937)	1,381,406
Withdrawals, surrenders, annuitizations
and contract charges	(10,117)	(2,091)	(7,814,981)	(5,826,784)
Net accumulation activity	$(12,930)	$(1,721)	$(2,475,519)	$6,559,619

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Decrease in net assets from
contract owner transactions	$(12,930)	$(1,721)	$(2,475,519)	$6,559,619

(Decrease) increase in net assets	$(53,075)	$(5,944)	$(20,722,648)	$8,178,114

Net Assets:
Beginning of year	$97,779	$103,723	$79,496,513	$71,318,399
End of year	$44,704	$97,779	$58,773,865	$79,496,513

Unit Transactions:
Beginning of year	6,894	7,004	5,914,285	5,424,954
Purchased	7	-	460,569	834,033
Transferred between Sub-Accounts
and/or Fixed Account	(318)	32	(45,419)	98,189
Withdrawn, surrendered, and annuitized	(916)	(142)	(632,921)	(442,891)
End of year	5,667	6,894	5,696,514	5,914,285

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	TRS		MFE
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$485,494	$504,101	$731	$(14,286)
Net realized gains	1,446,131	2,125,323	516,420	312,870
Net change in unrealized
appreciation/depreciation	(7,598,552)	(1,630,285)	(2,087,092)	231,848
(Decrease) increase in net assets
from operations	$(5,666,927)	$999,139	$(1,569,941)	$530,432

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$182,460	$212,630	$678,659	$941,034
Net transfers between Sub-Accounts
and/or Fixed Account	(1,158,548)	(97,970)	989,654	136,514
Withdrawals, surrenders, annuitizations
and contract charges	(4,950,626)	(5,991,449)	(191,716)	(300,124)
Net accumulation activity	$(5,926,714)	$(5,876,789)	$1,476,597	$777,424

Annuitization Activity:
Annuitizations	$-	$86,192	$-	$-
Annuity payments and contract charges	(150,219)	(166,883)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	56,201	(12,319)	-	-
Net annuitization activity	$(94,018)	$(93,010)	$-	$-
(Decrease) increase in net assets from
contract owner transactions	$(6,020,732)	$(5,969,799)	$1,476,597	$777,424

(Decrease) increase in net assets	$(11,687,659)	$(4,970,660)	$(93,344)	$1,307,856

Net Assets:
Beginning of year	$28,113,159	$33,083,819	$3,079,694	$1,771,838
End of year	$16,425,500	$28,113,159	$2,986,350	$3,079,694

Unit Transactions:
Beginning of year	1,149,982	1,393,409	107,110	76,249
Purchased	8,741	8,114	28,009	36,481
Transferred between Sub-Accounts
and/or Fixed Account	(61,898)	(4,681)	41,247	6,191
Withdrawn, surrendered, and annuitized	(228,878)	(246,860)	(7,794)	(11,811)
End of year	867,947	1,149,982	168,572	107,110

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2008 AND 2007

	UTS		MV1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$44,891	$(2,708)	$(13,447)	$(9,475)
Net realized gains	2,372,551	2,236,968	265,243	223,104
Net change in unrealized
appreciation/depreciation	(6,160,660)	379,087	(2,169,098)	(97,762)
(Decrease) increase in net assets
from operations	$(3,743,218)	$2,613,347	$(1,917,302)	$115,867

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$54,093	$80,480	$2,993,200	$479,201
Net transfers between Sub-Accounts
and/or Fixed Account	(551,237)	282,647	2,397,756	145,591
Withdrawals, surrenders, annuitizations
and contract charges	(991,274)	(2,681,771)	(485,546)	(261,063)
Net accumulation activity	$(1,488,418)	$(2,318,644)	$4,905,410	$363,729

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(16,969)	(16,066)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	6,278	(4,280)	-	-
Net annuitization activity	$(10,691)	$(20,346)	$-	$-
(Decrease) increase in net assets from
contract owner transactions	$(1,499,109)	$(2,338,990)	$4,905,410	$363,729

(Decrease) increase in net assets	$(5,242,327)	$274,357	$2,988,108	$479,596

Net Assets:
Beginning of year	$10,702,912	$10,428,555	$2,443,804	$1,964,208
End of year	$5,460,585	$10,702,912	$5,431,912	$2,443,804

Unit Transactions:
Beginning of year	232,835	287,598	142,427	122,386
Purchased	1,438	2,198	195,941	27,251
Transferred between Sub-Accounts
and/or Fixed Account	(16,145)	7,649	171,695	8,420
Withdrawn, surrendered, and annuitized	(27,738)	(64,610)	(34,714)	(15,630)
End of year	190,390	232,835	475,349	142,427

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MVS		OBV
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007 [2]
Operations:
Net investment income (loss)	$26,954	$12,914	$221	$(431)
Net realized gains (losses)	1,085,683	997,543	(10,398)	(1)
Net change in unrealized
appreciation/depreciation	(2,717,586)	(601,656)	(55,587)	(1,597)
(Decrease) increase in net assets
from operations	$(1,604,949)	$408,801	$(65,764)	$(2,029)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$8,738	$60,042	$86,161	$64,913
Net transfers between Sub-Accounts
and/or Fixed Account	(161,073)	76,598	43,723	15,679
Withdrawals, surrenders, annuitizations
and contract charges	(1,256,165)	(1,348,299)	(2,596)	(2,024)
Net accumulation activity	$(1,408,500)	$(1,211,659)	$127,288	$78,568

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	975	(219)	-	-
Net annuitization activity	$975	$(219)	$-	$-
(Decrease) increase in net assets from
contract owner transactions	$(1,407,525)	$(1,211,878)	$127,288	$78,568

(Decrease) increase in net assets	$(3,012,474)	$(803,077)	$61,524	$76,539

Net Assets:
Beginning of year	$5,823,456	$6,626,533	$76,539	$-
End of year	$2,810,982	$5,823,456	$138,063	$76,539

Unit Transactions:
Beginning of year	313,960	380,215	7,452	-
Purchased	550	3,331	8,608	6,156
Transferred between Sub-Accounts
and/or Fixed Account	(10,178)	3,644	8,374	1,485
Withdrawn, surrendered, and annuitized	(76,178)	(73,230)	(257)	(189)
End of year	228,154	313,960	24,177	7,452

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OCA		OGG
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(32,374)	$(37,615)	$(14,536)	$(21,739)
Net realized (losses) gains	(19,056)	166,523	93,430	225,708
Net change in unrealized
appreciation/depreciation	(1,009,725)	97,290	(1,790,711)	(113,391)
(Decrease) increase in net assets
from operations	$(1,061,155)	$226,198	$(1,711,817)	$90,578

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$110,299	$174,697	$240,973	$848,690
Net transfers between Sub-Accounts
and/or Fixed Account	385,444	1,448	611,116	653,865
Withdrawals, surrenders, annuitizations
and contract charges	(91,933)	(294,743)	(279,259)	(135,766)
Net accumulation activity	$403,810	$(118,598)	$572,830	$1,366,789

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase (decrease) in net assets from
contract owner transactions	$403,810	$(118,598)	$572,830	$1,366,789

(Decrease) increase in net assets	$(657,345)	$107,600	$(1,138,987)	$1,457,367

Net Assets:
Beginning of year	$2,050,644	$1,943,044	$3,793,678	$2,336,311
End of year	$1,393,299	$2,050,644	$2,654,691	$3,793,678

Unit Transactions:
Beginning of year	135,243	143,656	229,578	147,390
Purchased	8,041	12,535	17,731	52,376
Transferred between Sub-Accounts
and/or Fixed Account	35,913	219	46,139	39,122
Withdrawn, surrendered, and annuitized	(7,656)	(21,167)	(19,941)	(9,310)
End of year	171,541	135,243	273,507	229,578
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OMG		OMS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(237,376)	$(472,575)	$(8,664)	$(12,380)
Net realized gains (losses)	2,570,827	979,065	(27,793)	55,631
Net change in unrealized
appreciation/depreciation	(25,310,812)	300,276	(254,594)	(65,379)
(Decrease) increase in net assets
from operations	$(22,977,361)	$806,766	$(291,051)	$(22,128)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,657,750	$15,404,926	$6,136	$30,804
Net transfers between Sub-Accounts
and/or Fixed Account	5,417,704	3,667,855	(11,214)	17,987
Withdrawals, surrenders, annuitizations
and contract charges	(2,747,810)	(1,920,176)	(16,058)	(54,667)
Net accumulation activity	$5,327,644	$17,152,605	$(21,136)	$(5,876)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase (decrease) in net assets from
contract owner transactions	$5,327,644	$17,152,605	$(21,136)	$(5,876)

(Decrease) increase in net assets	$(17,649,717)	$17,959,371	$(312,187)	$(28,004)

Net Assets:
Beginning of year	$55,959,424	$38,000,053	$764,125	$792,129
End of year	$38,309,707	$55,959,424	$451,938	$764,125

Unit Transactions:
Beginning of year	3,831,297	2,671,731	45,278	45,827
Purchased	204,955	1,049,305	474	1,689
Transferred between Sub-Accounts
and/or Fixed Account	553,560	251,823	(1,343)	1,061
Withdrawn, surrendered, and annuitized	(241,230)	(141,562)	(1,286)	(3,299)
End of year	4,348,582	3,831,297	43,123	45,278

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PMB		PLD
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$33,004	$24,156	$1,517,250	$1,546,194
Net realized gains (losses)	19,505	15,104	428,015	(66,931)
Net change in unrealized
appreciation/depreciation	(181,464)	(15,291)	(3,527,898)	1,527,408
(Decrease) increase in net assets
from operations	$(128,955)	$23,969	$(1,582,633)	$3,006,671

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$105,408	$108,562	$4,179,726	$22,942,195
Net transfers between Sub-Accounts
and/or Fixed Account	(3,703)	17,662	(14,977,708)	4,767,447
Withdrawals, surrenders, annuitizations
and contract charges	(14,552)	(8,270)	(3,356,903)	(2,198,473)
Net accumulation activity	$87,153	$117,954	$(14,154,885)	$25,511,169

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase (decrease) in net assets from
contract owner transactions	$87,153	$117,954	$(14,154,885)	$25,511,169

(Decrease) increase in net assets	$(41,802)	$141,923	$(15,737,518)	$28,517,840

Net Assets:
Beginning of year	$668,003	$526,080	$65,657,309	$37,139,469
End of year	$626,201	$668,003	$49,919,791	$65,657,309

Unit Transactions:
Beginning of year	33,841	27,761	6,118,770	3,653,967
Purchased	5,250	6,264	387,033	2,233,298
Transferred between Sub-Accounts
and/or Fixed Account	(835)	947	(1,437,790)	464,006
Withdrawn, surrendered, and annuitized	(764)	(1,131)	(317,100)	(232,501)
End of year	37,492	33,841	4,750,913	6,118,770

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PRR		PTR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$82,675	$77,429	$539,734	$259,106
Net realized (losses) gains	(45,735)	(52,150)	599,456	(27,375)
Net change in unrealized
appreciation/depreciation	(719,831)	201,713	(639,962)	517,147
(Decrease) increase in net assets
from operations	$(682,891)	$226,992	$499,228	$748,878

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,992,379	$578,275	$6,006,153	$9,360,626
Net transfers between Sub-Accounts
and/or Fixed Account	2,499,877	193,436	(727,876)	1,644,082
Withdrawals, surrenders, annuitizations
and contract charges	(498,881)	(370,730)	(907,304)	(306,257)
Net accumulation activity	$3,993,375	$400,981	$4,370,973	$10,698,451

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$3,993,375	$400,981	$4,370,973	$10,698,451

Increase in net assets	$3,310,484	$627,973	$4,870,201	$11,447,329

Net Assets:
Beginning of year	$2,981,191	$2,353,218	$14,911,321	$3,463,992
End of year	$6,291,675	$2,981,191	$19,781,522	$14,911,321

Unit Transactions:
Beginning of year	250,112	214,328	1,294,934	318,132
Purchased	163,553	51,676	512,107	860,724
Transferred between Sub-Accounts
and/or Fixed Account	207,011	17,473	(60,942)	150,382
Withdrawn, surrendered, and annuitized	(44,782)	(33,365)	(80,507)	(34,304)
End of year	575,894	250,112	1,665,592	1,294,934

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PRA		PCR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$9,520	$9,236	$60,030	$12,916
Net realized (losses) gains	(9,205)	122	50,358	8,045
Net change in unrealized
appreciation/depreciation	(45,603)	(669)	(1,189,808)	66,966
(Decrease) increase in net assets
from operations	$(45,288)	$8,689	$(1,079,420)	$87,927

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$16,923	$54,858	$1,121,536	$130,603
Net transfers between Sub-Accounts
and/or Fixed Account	56,912	29,148	1,411,051	(5,185)
Withdrawals, surrenders, annuitizations
and contract charges	(23,941)	(1,582)	(127,221)	(20,386)
Net accumulation activity	$49,894	$82,424	$2,405,366	$105,032

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$49,894	$82,424	$2,405,366	$105,032

Increase in net assets	$4,606	$91,113	$1,325,946	$192,959

Net Assets:
Beginning of year	$179,752	$88,639	$543,857	$350,898
End of year	$184,358	$179,752	$1,869,803	$543,857

Unit Transactions:
Beginning of year	16,043	8,418	45,755	35,770
Purchased	1,524	5,115	87,449	12,289
Transferred between Sub-Accounts
and/or Fixed Account	5,141	2,653	162,421	(328)
Withdrawn, surrendered, and annuitized	(2,821)	(143)	(11,222)	(1,976)
End of year	19,887	16,043	284,403	45,755

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	1XX		5XX
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [3]	2007	2008 [3]	2007
Operations:
Net investment income	$-	$-	$162	$-
Net realized gains	-	-	707	-
Net change in unrealized
appreciation/depreciation	52	-	1,520	-
Increase in net assets
from operations	$52	$-	$2,389	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$-	$72,456	$-
Net transfers between Sub-Accounts
and/or Fixed Account	833	-	43,452	-
Withdrawals, surrenders, annuitizations
and contract charges	-	-	(42)	-
Net accumulation activity	$833	$-	$115,866	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$833	$-	$115,866	$-

Increase in net assets	$885	$-	$118,255	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$885	$-	$118,255	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	-	-	7,254	-
Transferred between Sub-Accounts
and/or Fixed Account	98	-	4,290	-
Withdrawn, surrendered, and annuitized	-	-	(5)	-
End of year	98	-	11,539	-

[3] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SVV		2XX
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007 [2]	2008 [3]	2007
Operations:
Net investment (loss) income	$(17,567)	$(3,803)	$9	$-
Net realized (losses) gains	(181,353)	299	-	-
Net change in unrealized
appreciation/depreciation	(923,106)	(15,513)	411	-
(Decrease) increase in net assets
from operations	$(1,122,026)	$(19,017)	$420	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,331,579	$610,295	$-	$-
Net transfers between Sub-Accounts
and/or Fixed Account	1,566,049	336,740	16,820	-
Withdrawals, surrenders, annuitizations
and contract charges	(71,509)	(12,013)	(11)	-
Net accumulation activity	$3,826,119	$935,022	$16,809	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$3,826,119	$935,022	$16,809	$-

Increase in net assets	$2,704,093	$916,005	$17,229	$-

Net Assets:
Beginning of year	$916,005	$-	$-	$-
End of year	$3,620,098	$916,005	$17,229	$-

Unit Transactions:
Beginning of year	86,687	-	-	-
Purchased	285,913	56,645	-	-
Transferred between Sub-Accounts
and/or Fixed Account	197,750	31,147	1,845	-
Withdrawn, surrendered, and annuitized	(8,797)	(1,105)	(1)	-
End of year	561,553	86,687	1,844	-

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.
[3] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SRE		SC3
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$30,372	$(42,934)	$1,829	$(2,756)
Net realized gains	382,200	1,413,719	19,317	100,330
Net change in unrealized
appreciation/depreciation	(5,695,578)	(3,133,871)	(222,017)	(182,375)
Decrease in net assets
from operations	$(5,283,006)	$(1,763,086)	$(200,871)	$(84,801)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,143,809	$4,182,803	$6,185	$628
Net transfers between Sub-Accounts
and/or Fixed Account	1,509,259	2,560,212	37,509	55,794
Withdrawals, surrenders, annuitizations
and contract charges	(560,688)	(365,632)	(45,465)	(35,012)
Net accumulation activity	$2,092,380	$6,377,383	$(1,771)	$21,410

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase (decrease) in net assets from
contract owner transactions	$2,092,380	$6,377,383	$(1,771)	$21,410

(Decrease) increase in net assets	$(3,190,626)	$4,614,297	$(202,642)	$(63,391)

Net Assets:
Beginning of year	$12,014,659	$7,400,362	$524,245	$587,636
End of year	$8,824,033	$12,014,659	$321,603	$524,245

Unit Transactions:
Beginning of year	781,295	410,253	23,761	22,799
Purchased	79,064	240,099	251	25
Transferred between Sub-Accounts
and/or Fixed Account	242,589	154,308	5,257	2,379
Withdrawn, surrendered, and annuitized	(43,685)	(23,365)	(2,622)	(1,442)
End of year	1,059,263	781,295	26,647	23,761

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SGC		S13
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [1]	2007	2008 [1]	2007
Operations:
Net investment income (loss)	$39	$-	$(461)	$-
Net realized losses	(365)	-	(17,009)	-
Net change in unrealized
appreciation/depreciation	(8,300)	-	(48,085)	-
Decrease in net assets
from operations	$(8,626)	$-	$(65,555)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$32	$-	$206,377	$-
Net transfers between Sub-Accounts
and/or Fixed Account	33,790	-	16,933	-
Withdrawals, surrenders, annuitizations
and contract charges	(70)	-	(520)	-
Net accumulation activity	$33,752	$-	$222,790	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$33,752	$-	$222,790	$-

Increase in net assets	$25,126	$-	$157,235	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$25,126	$-	$157,235	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	-	-	20,350	-
Transferred between Sub-Accounts
and/or Fixed Account	3,569	-	2,081	-
Withdrawn, surrendered, and annuitized	(8)	-	(61)	-
End of year	3,561	-	22,370	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SDC		S15
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [1]	2007	2008 [1]	2007
Operations:
Net investment income	$6,093	$-	$4,784	$-
Net realized gains	13,645	-	15,268	-
Net change in unrealized
appreciation/depreciation	44,797	-	61,988	-
Increase in net assets
from operations	$64,535	$-	$82,040	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$124,908	$-	$1,891,723	$-
Net transfers between Sub-Accounts
and/or Fixed Account	2,115,657	-	1,187,321	-
Withdrawals, surrenders, annuitizations
and contract charges	(100,750)	-	(28,005)	-
Net accumulation activity	$2,139,815	$-	$3,051,039	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$2,139,815	$-	$3,051,039	$-

Increase in net assets	$2,204,350	$-	$3,133,079	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$2,204,350	$-	$3,133,079	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	13,312	-	191,464	-
Transferred between Sub-Accounts
and/or Fixed Account	214,024	-	120,069	-
Withdrawn, surrendered, and annuitized	(10,713)	-	(2,814)	-
End of year	216,623	-	308,719	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	7XX		8XX
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [3]	2007	2008 [3]	2007
Operations:
Net investment loss	$(1,794)	$-	$(2,399)	$-
Net realized gains	37	-	93	-
Net change in unrealized
appreciation/depreciation	26,126	-	58,988	-
Increase in net assets
from operations	$24,369	$-	$56,682	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$791,755	$-	$1,135,740	$-
Net transfers between Sub-Accounts
and/or Fixed Account	88,652	-	342,942	-
Withdrawals, surrenders, annuitizations
and contract charges	-	-	-	-
Net accumulation activity	$880,407	$-	$1,478,682	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$880,407	$-	$1,478,682	$-

Increase in net assets	$904,776	$-	$1,535,364	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$904,776	$-	$1,535,364	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	80,552	-	114,784	-
Transferred between Sub-Accounts
and/or Fixed Account	9,138	-	35,655	-
Withdrawn, surrendered, and annuitized	1	-	(1)	-
End of year	89,691	-	150,438	-

[3] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	6XX		IGB
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [3]	2007	2008	2007
Operations:
Net investment (loss) income	$(1,597)	$-	$67,981	$40,351
Net realized gains (losses)	71	-	(76,536)	(2,155)
Net change in unrealized
appreciation/depreciation	36,991	-	(277,659)	(10,641)
Increase (decrease) in net assets
from operations	$35,465	$-	$(286,214)	$27,555

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$828,499	$-	$138,124	$1,121,123
Net transfers between Sub-Accounts
and/or Fixed Account	91,674	-	135,229	(101,553)
Withdrawals, surrenders, annuitizations
and contract charges	(1,438)	-	(125,367)	(79,972)
Net accumulation activity	$918,735	$-	$147,986	$939,598

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$918,735	$-	$147,986	$939,598

Increase (decrease) in net assets	$954,200	$-	$(138,228)	$967,153

Net Assets:
Beginning of year	$-	$-	$1,613,411	$646,258
End of year	$954,200	$-	$1,475,183	$1,613,411

Unit Transactions:
Beginning of year	-	-	148,438	60,421
Purchased	86,958	-	12,747	104,387
Transferred between Sub-Accounts
and/or Fixed Account	9,630	-	9,287	(8,973)
Withdrawn, surrendered, and annuitized	(147)	-	(12,170)	(7,397)
End of year	96,441	-	158,302	148,438

[3] For the period October 6, 2008 (commencement of operations) through December 31, 2008.
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	S12		CMM
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [1]	2007	2008	2007
Operations:
Net investment income (loss)	$41	$-	$(1,192)	$919
Net realized losses	(385)	-	-	-
Net change in unrealized
appreciation/depreciation	(11,675)	-	-	-
(Decrease) increase in net assets
from operations	$(12,019)	$-	$(1,192)	$919

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$33,242	$-	$391,273	$-
Net transfers between Sub-Accounts
and/or Fixed Account	25,487	-	1,493,166	556
Withdrawals, surrenders, annuitizations
and contract charges	(1,649)	-	(499,043)	(18,848)
Net accumulation activity	$57,080	$-	$1,385,396	$(18,292)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase (decrease) in net assets from
contract owner transactions	$57,080	$-	$1,385,396	$(18,292)

Increase (decrease) in net assets	$45,061	$-	$1,384,204	$(17,373)

Net Assets:
Beginning of year	$-	$-	$26,876	$44,249
End of year	$45,061	$-	$1,411,080	$26,876

Unit Transactions:
Beginning of year	-	-	2,537	4,289
Purchased	3,408	-	38,039	-
Transferred between Sub-Accounts
and/or Fixed Account	2,999	-	146,468	54
Withdrawn, surrendered, and annuitized	(192)	-	(49,190)	(1,806)
End of year	6,215	-	137,854	2,537

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SSA		VSC
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007 [2]
Operations:
Net investment loss	$(3,208)	$(2,379)	$(119,535)	$(42,173)
Net realized (losses) gains	(8,392)	16,191	(389,671)	441,814
Net change in unrealized
appreciation/depreciation	(126,362)	(33,216)	(2,727,113)	(803,193)
Decrease in net assets
from operations	$(137,962)	$(19,404)	$(3,236,319)	$(403,552)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$19,971	$55,403	$2,133,800	$5,328,172
Net transfers between Sub-Accounts
and/or Fixed Account	174,005	80,526	1,899,352	1,330,556
Withdrawals, surrenders, annuitizations
and contract charges	(7,719)	(5,188)	(283,118)	(55,479)
Net accumulation activity	$186,257	$130,741	$3,750,034	$6,603,249

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$186,257	$130,741	$3,750,034	$6,603,249

Increase in net assets	$48,295	$111,337	$513,715	$6,199,697

Net Assets:
Beginning of year	$230,398	$119,061	$6,199,697	$-
End of year	$278,693	$230,398	$6,713,412	$6,199,697

Unit Transactions:
Beginning of year	19,544	9,318	632,134	-
Purchased	2,775	4,343	244,131	512,599
Transferred between Sub-Accounts
and/or Fixed Account	16,993	6,286	286,995	130,168
Withdrawn, surrendered, and annuitized	(894)	(403)	(37,948)	(10,633)
End of year	38,418	19,544	1,125,312	632,134

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	S14		4XX
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [1]	2007	2008 [3]	2007
Operations:
Net investment income (loss)	$12,222	$-	$(209)	$-
Net realized (losses) gains	(5,485)	-	499	-
Net change in unrealized
appreciation/depreciation	(55,719)	-	13,680	-
(Decrease) increase in net assets
from operations	$(48,982)	$-	$13,970	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$159,103	$-	$449,785	$-
Net transfers between Sub-Accounts
and/or Fixed Account	479,253	-	60,982	-
Withdrawals, surrenders, annuitizations
and contract charges	(6,060)	-	-	-
Net accumulation activity	$632,296	$-	$510,767	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$632,296	$-	$510,767	$-

Increase in net assets	$583,314	$-	$524,737	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$583,314	$-	$524,737	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	15,819	-	43,680	-
Transferred between Sub-Accounts
and/or Fixed Account	53,387	-	5,939	-
Withdrawn, surrendered, and annuitized	(694)	-	-	-
End of year	68,512	-	49,619	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[3] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	S16		LGF
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [1]	2007	2008	2007
Operations:
Net investment loss	$(9,096)	$-	$(11,487)	$(2,698)
Net realized gains (losses)	86,476	-	(153,494)	(481)
Net change in unrealized
appreciation/depreciation	(535,997)	-	(53,073)	589
Decrease in net assets
from operations	$(458,617)	$-	$(218,054)	$(2,590)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,062,478	$-	$1,015,089	$382,985
Net transfers between Sub-Accounts
and/or Fixed Account	718,517	-	(376,915)	(299,680)
Withdrawals, surrenders, annuitizations
and contract charges	(93,257)	-	(6,387)	(2,534)
Net accumulation activity	$1,687,738	$-	$631,787	$80,771

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$1,687,738	$-	$631,787	$80,771

Increase in net assets	$1,229,121	$-	$413,733	$78,181

Net Assets:
Beginning of year	$-	$-	$97,470	$19,289
End of year	$1,229,121	$-	$511,203	$97,470

Unit Transactions:
Beginning of year	-	-	9,399	1,957
Purchased	100,470	-	110,193	37,626
Transferred between Sub-Accounts
and/or Fixed Account	74,322	-	(28,577)	(29,942)
Withdrawn, surrendered, and annuitized	(10,243)	-	(883)	(242)
End of year	164,549	-	90,132	9,399

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	VKU		VKM
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,
	2008 [1]	2007	2008 [1]		2007
Operations:
Net investment income (loss)	$180	$-	$(97)		$-
Net realized (losses) gains	(815)	-	6,235		-
Net change in unrealized
appreciation/depreciation	87	-	(20,900)		-
Decrease in net assets
from operations	$(548)	$-	$(14,762)		$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$-	$21,681		$-
Net transfers between Sub-Accounts
and/or Fixed Account	4,304	-	20,261		-
Withdrawals, surrenders, annuitizations
and contract charges	(15)	-	(69)		-
Net accumulation activity	$4,289	$-	$41,873		$-

Annuitization Activity:
Annuitizations	$-	$-	$-		$-
Annuity payments and contract charges	-	-	-		-
Net transfers between Sub-Accounts	-	-	-		-
Adjustments to annuity reserves	-	-	-		-
Net annuitization activity	$-	$-	$-		$-
Increase in net assets from
contract owner transactions	$4,289	$-	$41,873	$

Increase in net assets	$3,741	$-	$27,111		$-

Net Assets:
Beginning of year	$-	$-	$-		$-
End of year	$3,741	$-	$27,111		$-

Unit Transactions:
Beginning of year	-	-	-		-
Purchased	-	-	2,235		-
Transferred between Sub-Accounts
and/or Fixed Account	450	-	2,097		-
Withdrawn, surrendered, and annuitized	(1)	-	(9)		-
End of year	449	-	4,323		-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	VKC		VLC
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [1]	2007	2008	2007 [2]
Operations:
Net investment (loss) income	$(26)	$-	$1,939	$(3,603)
Net realized gains (losses)	2,468	-	(31,253)	240
Net change in unrealized
appreciation/depreciation	(6,448)	-	(371,124)	(35,126)
Decrease in net assets
from operations	$(4,006)	$-	$(400,438)	$(38,489)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$-	$213,989	$639,019
Net transfers between Sub-Accounts
and/or Fixed Account	12,416	-	375,976	150,882
Withdrawals, surrenders, annuitizations
and contract charges	(33)	-	(85,662)	(2,464)
Net accumulation activity	$12,383	$-	$504,303	$787,437

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-
Increase in net assets from
contract owner transactions	$12,383	$-	$504,303	$787,437

Increase in net assets	$8,377	$-	$103,865	$748,948

Net Assets:
Beginning of year	$-	$-	$748,948	$-
End of year	$8,377	$-	$852,813	$748,948

Unit Transactions:
Beginning of year	-	-	75,897	-
Purchased	-	-	25,778	61,428
Transferred between Sub-Accounts
and/or Fixed Account	1,286	-	46,560	14,707
Withdrawn, surrendered, and annuitized	(4)	-	(11,207)	(238)
End of year	1,282	-	137,028	75,897

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	WTF
	Sub-Account
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007
Operations:
Net investment loss	$(385)	$(518)
Net realized gains	1,244	1,458
Net change in unrealized
appreciation/depreciation	(13,522)	1,113
(Decrease) increase in net assets
from operations	$(12,663)	$2,053

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$1
Net transfers between Sub-Accounts
and/or Fixed Account	5,184	(1,131)
Withdrawals, surrenders, annuitizations
and contract charges	(2,690)	(393)
Net accumulation activity	$2,494	$(1,523)

Annuitization Activity:
Annuitizations	$-	$-
Annuity payments and contract charges	-	-
Net transfers between Sub-Accounts	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	$-	$-
Increase (decrease) in net assets from
contract owner transactions	$2,494	$(1,523)

(Decrease) increase in net assets	$(10,169)	$530

Net Assets:
Beginning of year	$27,860	$27,330
End of year	$17,691	$27,860

Unit Transactions:
Beginning of year	1,918	2,020
Purchased	-	-
Transferred between Sub-Accounts
and/or Fixed Account	742	(76)
Withdrawn, surrendered, and annuitized	(225)	(26)
End of year	2,435	1,918

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

1. BUSINESS AND ORGANIZATION

Sun Life (N.Y.) Variable Account C (the “Variable Account”) is a separate account of Sun Life Insurance and Annuity Company of New York (the “Sponsor”), a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.) and was established on October 18, 1985 as a funding vehicle as a funding vehicle for the variable portion of Regatta NY contracts, Regatta Gold NY contracts, Regatta Extra NY contracts, Sun Life Financial Masters Flex NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Financial Masters Access NY contracts, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY contracts (collectively, the “Contracts”) and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund, or series thereof, selected by contract owners from available mutual funds (the “Funds”) registered under the Investment Company Act of 1940, as amended.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are valued at their closing net asset each business day. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Transfers
Transfers between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the Fixed Account. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law. A provision may be made in future years for any federal income taxes that would be attributable to the contract.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. The Sub-Accounts adopted FIN 48 on January 1, 2007. The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements. SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value. On January 1, 2008, the Variable Account adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued Staff Position (“FSP”) No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”. FSP No. FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP No. FAS 157-3 was effective upon issuance and did not have an impact on the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an annual rate ranging from 0.50% to 1.05% and 0.12% to 1.05% of the underlying funds’ average daily net assets, respectively.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks, the optional death benefit riders, and the Secured Returns Optional Living Benefit are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. At December 31, 2008, the deduction is at an effective annual rate based on the average daily value of the Contact invested in the Variable Account as follows:

	Level 1	Level 2	Level 3	Level 4
Regatta NY	1.25%	-	-	-
Regatta Gold NY	1.25%	-	-	-
Regatta Extra NY	1.30%	1.45%	-	-
Sun Life Financial Masters Flex NY	1.30%	1.50%	1.70%	1.90%

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES (CONTINUED)

Mortality and expense risk charges (continued)

	Level 1	Level 2	Level 3	Level 4
Sun Life Financial Masters Extra NY	1.40%	1.60%	1.80%	2.00%
Sun Life Financial Masters Access NY	1.35%	1.55%	1.75%	-
Sun Life Financial Masters Choice NY	1.05%	1.25%	1.45%	1.65%
Sun Life Financial Masters Reward NY	1.40%	1.60%	1.80%	2.00%
Sun Life Financial Masters Select NY	1.05%	1.25%	1.55%	1.65%

Administration charges
Each year on the contract anniversary, an account administration fee (“Account Fee”) of $30 is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year. As reimbursement for administrative expenses, which exceed the revenues received from the Account Fees described above, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

Optional living benefit rider charges
A quarterly charge of 0.125% of account value, is deducted from the value of the contract on the last day of the Account Quarter, (“Account Quarters” are defined as three-month periods, with the first Account Quarter beginning on the date the contracts were issued.), if one of the following optional living benefit riders has been elected: Secured Returns 2, Secured Returns for Life, or Secured Returns for Life Plus. These three optional living benefit riders are available on Sun Life Financial Masters Choice NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Financial Masters Flex NY contracts, Sun Life Financial Masters Reward NY contracts, Sun Life Financial Masters Select NY contracts. A quarterly charge of 0.1625% for Single Life Coverage, is deducted from the value of the contract on the last day of the Account Quarter if the Income ON Demand optional living benefit rider has been elected or 0.0875% if Retirement Asset Protector optional living benefit rider has been elected. These two optional living benefit riders are available on Sun Life Financial Masters Choice NY contracts, Sun Life Financial Masters Extra NY contracts, Sun Life Financial Masters Flex NY contracts, Sun Life Financial Masters Reward NY contracts, Sun Life Financial Masters Select NY contracts.

Surrender charges
The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, will be deducted to cover certain expenses relating to the sale of Regatta NY and Regatta Gold NY contracts; 8% for Regatta Extra NY, Sun Life Financial Masters Flex NY, Sun Life Financial Masters Extra NY, and Sun Life Financial Masters Choice NY; and for 7% for Sun Life Financial Masters Reward NY and Sun Life Financial Masters Select NY.

Distribution charges
For assuming the risk that surrender charges may be insufficient to compensate Sponsor for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Sun Life Financial Masters Extra NY, Sun Life Financial Masters Choice NY, Sun Life Financial Masters Reward NY, and Sun Life Financial Masters Select NY contracts and an effective annual rate of 0.20% of the net assets attributable to Sun Life Financial Masters Flex NY and Sun Life Financial Masters Access NY contracts.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES (CONTINUED)

For the year ended December 31, 2008, the Sponsor received the following amounts related to the above mentioned Account Fee and surrender charges. These charges are reflected in the ‘‘Withdrawals, surrenders, annuitizations and contract charges’’ line of the Statement of Changes in Net Assets for each Sub-Account.

	Account Fee	Surrender Charges	Benefit Fee
AllianceBernstein Variable Products Series Fund Inc.
AVB	$ 3	$ -	$ -
AN4	3	-	-
IVB	70	20	1,979
AVW	3	-	17
BlackRock Advisors, LLC
9XX	-	-	-
Columbia Funds Variable Insurance Trust
NMT	-	-	-
MCC	905	1,474	1,272
CMG	101	1,529	-
NNG	-	-	-
NMI	47	-	3
Fidelity Variable Insurance Products Fund II
FL1	20	1,359	1,955
Fidelity Variable Insurance Products Fund III
FVB	74	2,905	439
FVM	1,434	5,308	40
Fidelity Variable Insurance Products Fund V
F10	79	-	-
F15	272	-	-
F20	654	77
First Eagle Variable Fund
SGI	513	1,216	2,272
Franklin Templeton Variable Insurance Products Trust
S17	35	662	623
FMS	913	2,818	1,969
TDM	1,374	3,456	-
FTG	447	2,966	3
FTI	5,923	30,135	-
ISC	495	4,212	257
FVS	521	1,172	-
SIC	38	-	19
Lazard
LRE	18	-	955
Lord Abbett Series Fund, Inc.
LAV	410	3,971	108
LA1	6,687	10,921	-
LA9	2,486	5,815	16
LA2	2,074	3,293	-
MFS Variable Insurance Trust II
MF7	184	25	28
BDS	557	218	-
MFD	59	23	-
CAS	7,451	566	-

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charges	Benefit Fee
MFS Variable Insurance Trust II (continued)
MFF	$ 96	$ 150	$ -
EGS	3,911	144	-
EM1	140	839	-
EME	342	2	-
GG1	21	-	-
GGS	617	-	-
GG2	28	-	-
GGR	2,128	-	-
GT2	48	8,427	-
GTR	1,384	-	-
MFK	4,453	19,157	998
GSS	2,341	2,259	-
MFC	2,338	7,521	-
HYS	1,904	135	-
IG1	109	630	9
IGS	418	84	-
MI1	1,645	9,276	7
MII	933	-	-
M1B	633	1,938	-
MIS	1,664	48	-
MFL	3,819	18,274	-
MIT	7,412	2,094	-
MC1	235	504	-
MCV	208	261	-
MM1	3,683	46,868	-
MMS	3,107	832	-
M1A	3,067	10,285	-
NWD	606	2	-
RE1	29	40	-
RES	4,686	-	-
RG1	25	-	-
RGS	1,671	54	-
RI1	2,720	8,431	-
RIS	524	8	-
SI1	46	-	-
SIS	312	-	-
SVS	46	181
MFJ	18,615	223,108	854
TRS	9,029	1,182	-
MFE	567	1,034	105
UTS	2,673	385	-
MV1	528	5,199	2,146
MVS	1,216	69
Oppenheimer Variable Account Funds
OBV	6	192	-
OCA	546	1,042	-
OGG	564	8,272	58

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charges	Benefit Fee
Oppenheimer Variable Account Funds (continued)
OMG	$ 7,604	$ 55,524	$ 888
OMS	121	70	-
PIMCO Variable Insurance Trust
PMB	108	-	-
PLD	8,706	70,872	-
PRR	1,019	14,113	2,213
PTR	3,067	11,910	4,221
PRA	59
PCR	165	534	1,891
Sun Capital Advisers Trust
1XX	-	-	-
5XX	-	-	-
SVV	129	1,153	1,966
2XX	-	-	-
SRE	3,875	11,196	1,072
SC3	343	256
SGC	-	-	-
S13	-	-	50
SDC	175	4	-
S15	13	-	2,232
7XX	-	-	-
8XX	-	-	-
6XX	30	-	-
IGB	370	449	-
S12	-	-	21
CMM	50	3,529	180
SSA	220	126	-
VSC	1,305	3,699	1,270
S14	55	17	785
4XX	-	-	-
S16	12	-	1,250
LGF	33	220	-
Universal Institutional Funds Inc.
VKU	-	-	-
VKM	-	-	-
VKC	-	-	-
Van Kampen Life Insurance Trust
VLC	217	1,504	17
Wanger Advisors Trust
WTF	12	-	-

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes from the amount applied to provide an annuity at the time annuity payments commence. However, the Sponsor reserves the right to deduct such taxes when incurred.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

5. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4% per year for Regatta NY contracts and 3% per year for Regatta Gold NY contracts with an annuity commencement date prior to January 1,  2000. Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 4% per year for Regatta NY contracts and 3% per year for Regatta Gold NY and Regatta Extra NY contracts with an annuity commencement date on or after January 1, 2000. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
AllianceBernstein Variable Products Series Fund Inc.
AVB	$ 1,228,528	$ 13,055
AN4	83,942	493
IVB	5,218,043	558,633
AVW	55,173	731
BlackRock Advisors, LLC
9XX	1,263,157	33,653
Columbia Funds Variable Insurance Trust
NMT	622	3,785
MCC	6,013,618	930,713
CMG	276,299	61,063
NNG	96	3,733
NMI	1,754,286	131,296
Fidelity Variable Insurance Products Fund II
FL1	3,457,059	345,312
Fidelity Variable Insurance Products Fund III
FVB	1,089,620	38,448
FVM	5,864,167	1,036,590
Fidelity Variable Insurance Products Fund V
F10	141,735	80,367
F15	682,639	303,922
F20	2,026,112	150,836
First Eagle Variable Fund
SGI	7,643,510	1,371,437
Franklin Templeton Variable Insurance Products Trust
S17	2,608,747	75,750
FMS	5,245,296	1,009,825
TDM	3,399,425	405,807
FTG	917,039	244,546
FTI	9,410,012	5,026,504
ISC	3,051,604	424,869
FVS	1,187,721	598,335
SIC	357,792	56,194

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

		Purchases	Sales
Lazard
	LRE	$ 986,975	$ 136,987
Lord Abbett Series Fund, Inc.
	LAV	716,222	704,545
	LA1	9,169,965	4,515,347
	LA9	896,843	971,568
	LA2	1,527,122	996,905
MFS Variable Insurance Trust II
0	MF7	312,505	230,289
MFS	BDS	162,586	409,763
0	MFD	39,006	6,509
MF1	CAS	187,119	2,079,153
0	MFF	38,485	32,611
MF2	EGS	126,300	1,032,211
	EM1	834,418	183,753
	EME	509,731	721,382
	GG1	52,224	35,942
	GGS	327,892	212,625
	GG2	7,434	19,076
	GGR	213,772	1,073,330
	GT2	80,383	248,320
	GTR	750,196	968,200
	MFK	5,153,855	9,029,812
MF6	GSS	1,732,911	1,421,050
	MFC	2,049,378	1,019,160
MF3	HYS	411,082	980,620
	IG1	393,411	72,829
	IGS	394,828	501,961
	MI1	6,359,828	1,184,684
IGI	MII	204,257	617,277
	M1B	184,382	346,413
M11	MIS	155,179	649,897
	MFL	2,314,382	3,106,044
MF9	MIT	354,522	3,741,682
	MC1	88,748	85,048
	MCV	173,443	82,337
	MM1	9,192,838	10,307,428
	MMS	4,236,046	2,763,702
	M1A	3,234,939	2,029,721
M10	NWD	232,469	347,211
	RE1	34,020	13,853
	RES	187,304	1,854,159

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

		Purchases	Sales
MFS Variable Insurance Trust II (continued)
	RG1	$ 127,646	$ 56,166
RGI	RGS	300,028	717,548
	RI1	3,467,929	1,366,684
	RIS	266,421	432,863
	SI1	28,416	24,611
	SIS	149,417	264,473
	SVS	16,635	14,932
	MFJ	15,770,398	11,772,262
	TRS	2,893,322	6,802,109
	MFE	2,804,109	750,061
MF5	UTS	1,917,206	1,896,850
	MV1	6,627,562	1,199,090
EIS	MVS	967,883	1,634,885
Oppenheimer Variable Account Funds
	OBV	168,627	35,135
	OCA	715,345	343,909
	OGG	1,337,601	558,995
	OMG	15,145,365	6,938,065
	OMS	158,089	151,462
PIMCO Variable Insurance Trust
	PMB	243,431	89,353
	PLD	12,731,596	24,383,255
	PRR	5,349,773	1,263,528
	PTR	13,357,610	7,999,948
	PRA	122,104	62,059
	PCR	3,072,233	584,608
Sun Capital Advisers Trust
	1XX	833	-
	5XX	129,485	13,457
	SVV	4,409,675	577,504
	2XX	16,948	130
	SRE	5,143,255	2,071,957
	SC3	153,317	114,632
	SGC	40,718	6,927
	S13	268,083	45,754
	SDC	2,769,329	617,269
	S15	4,616,186	1,551,693
	7XX	880,225	1,612
	8XX	1,478,172	1,889
	6XX	920,199	3,061
	IGB	830,565	614,598
	S12	60,097	2,976
	CMM	2,810,076	1,425,872
	SSA	206,975	22,925
	VSC	5,213,614	1,278,032

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
Sun Capital Advisers Trust (continued)
S14	$ 732,026	$ 83,505
4XX	684,356	173,720
S16	2,223,873	310,012
LGF	1,464,807	844,361
Universal Institutional Funds Inc.
VKU	29,666	24,816
VKM	48,541	302
VKC	15,900	671
Van Kampen Life Insurance Trust
VLC	741,377	190,920
Wanger Advisors Trust
WTF	8,105	5,336

7. FAIR VALUE MEASUREMENTS

The following section applies the SFAS No. 157 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with SFAS No. 157, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The adoption did not have a material impact on the results of the Variable Account. As of December 31, 2008, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the SFAS No. 157 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

Fair Value Hierarchy

The following table presents the Variable Account’s categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$ 504,082,486	$ -	$ -	$ 504,082,486
Total assets measured at
fair value on a recurring basis	$ 504,082,486	$ -	$ -	$ 504,082,486

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8.  FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit values (some of which may be rounded), net assets, investment income ratio, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31					For the year ended December 31
		Unit Value				Investment	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

AVB
2008 [4]	122,315	$ 7.6489	to	$7.6837	$ 936,246	2.56%	1.35%	to	1.90%	(23.51)%	to	(23.16)%
AN4
2008 [4]	8,959	5.6658	to	5.6799	50,789	-	1.55	to	1.85	(43.34)	to	(43.20)
IVB
2008 [4]	556,280	5.3510	to	5.3843	2,987,735	0.22	1.35	to	2.10	(46.49)	to	(46.16)
AVW
2008 [4]	6,207	6.5630	to	6.5766	40,807	-	1.65	to	1.90	(34.37)	to	(34.23)
9XX
2008 [6]	124,464	10.0670	to	10.0781	1,253,151	6.84	1.35	to	1.90	0.67	to	0.78
NMT
2008	2,126		8.5815		18,234	-		1.85			(44.62)
2007	2,531		15.4946		39,209	1.51		1.85			17.07
2006 [11]	2,805		13.2356		37,121	0.20		1.85			17.53
MCC
2008	874,956	6.6684	to	6.7559	5,875,201	-	1.35	to	2.05	(44.92)	to	(44.53)
2007 [5]	347,006	12.1229	to	12.1788	4,213,882	0.23	1.35	to	1.90	21.23	to	21.79
CMG
2008	65,635	6.9702	to	7.0418	458,764	0.04	1.35	to	1.90	(40.75)	to	(40.41)
2007 [5]	41,020	11.7631	to	11.7977	483,170	-	1.55	to	1.90	17.63	to	17.98
NNG
2008	2,270		7.8041		17,725	0.32		1.85			(40.57)
2007	2,702		13.1322		35,504	0.08		1.85			15.29
2006 [11]	2,995		11.3903		34,120	-		1.85			4.14
NMI
2008	174,251	6.2814	to	8.6297	1,137,888	1.46	1.35	to	1.90	(49.47)	to	(49.19)
2007	62,102	12.4312	to	17.0348	806,324	0.15	1.35	to	1.90	17.45	to	24.89
2006 [11]	2,635		14.4220		37,987	0.32		1.85			20.95
FL1								to
2008 [4]	373,060	6.6372	to	6.6758	2,482,916	2.50	1.35	to	2.05	(33.63)	to	(33.24)
FVB
2008	129,130	6.9252	to	6.9899	896,562	3.44	1.35		1.85	(35.37)	to	(35.04)
2007 [5]	16,023	10.7154	to	10.7604	171,859	6.91	1.35	to	1.85	7.15	to	7.60
FVM
2008	1,118,904	6.8806	to	6.9774	7,759,052	0.25	1.35	to	2.10	(40.88)	to	(40.43)
2007 [5]	729,385	11.6386	to	11.7120	8,517,929	0.46	1.35	to	2.10	16.39	to	17.12
SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
		Unit Value				Investment	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

F10
2008	121,798	$ 8.6099	to	$8.7500	1,051,642	2.71%	1.55%	to	2.05%	(26.71)%	to	(26.33)%
2007	122,087	11.7474	to	11.8517	1,436,371	2.67	1.35	to	2.05	6.19	to	6.95
2006	31,184	11.0629	to	11.0891	345,329	4.86	1.85	to	2.05	7.34	to	7.56
F15
2008	198,850	8.6158	to	8.7699	1,724,572	2.80	1.35	to	1.90	(28.68)	to	(28.28)
2007	174,861	12.0810	to	12.2281	2,122,022	3.15	1.35	to	1.90	6.99	to	7.59
2006	118,763	11.2915	to	11.3650	1,344,283	1.97	1.35	to	1.90	8.74	to	9.35
F20
2008	303,039	8.0187	to	8.2686	2,479,513	2.65	1.35	to	2.30	(34.35)	to	(33.71)
2007	154,288	12.2148	to	12.4736	1,909,217	3.51	1.35	to	2.30	7.42	to	8.47
2006	44,515	11.3706	to	11.4991	509,174	2.14	1.35	to	2.30	9.14	to	10.20
SGI
2008	924,232	8.4336	to	8.5521	7,852,206	1.91	1.35	to	2.10	(20.53)	to	(19.92)
2007 [5]	370,783	10.6128	to	10.6798	3,948,122		1.35	to	2.10	6.13	to	6.80
S17
2008 [4]	272,104	7.0230	to	7.0549	1,915,790	4.58	1.35	to	1.90	(29.77)	to	(29.45)
FMS
2008	620,974	8.3967	to	10.8764	6,358,281	3.38	1.35	to	2.10	(38.44)	to	(37.96)
2007	324,291	13.5831	to	17.5943	5,370,241	1.37	1.35	to	2.10	1.29	to	2.07
2006	118,047	13.3546	to	17.2983	1,929,810	1.07	1.35	to	2.10	15.90	to	16.79
2005	36,128	11.4756	to	14.8645	512,537	0.94	1.35	to	2.10	8.24	to	9.07
2004	10,733	12.0029	to	13.6772	140,328	0.78	1.35	to	2.10	10.26	to	11.11
TDM
2008	416,337	8.1432	to	8.3970	3,458,744	2.67	1.35	to	2.30	(53.80)	to	(53.35)
2007	255,210	17.7039	to	17.9989	4,558,626	1.91	1.35	to	2.10	26.07	to	27.04
2006 [10]	23,980	14.0766	to	14.1682	338,168	0.56	1.35	to	1.90	25.66	to	26.36
FTG
2008	161,148	7.8113	to	11.7171	1,823,983	1.76	1.35	to	2.10	(43.54)	to	(43.11)
2007	127,030	13.7575	to	20.5944	2,544,281	1.41	1.35	to	2.10	0.19	to	0.96
2006	48,332	13.6548	to	20.3990	959,159	1.11	1.35	to	2.05	19.32	to	20.17
2005	9,583	16.6698	to	16.8638	160,657	1.29	1.55	to	1.90	6.80	to	7.18
2004 [7]	1,307	15.6261	to	15.6980	20,450	0.47	1.65	to	1.85	13.87	to	14.11)
FTI
2008	2,051,931	9.1427	to	12.9916	24,577,223	2.34	1.35	to	2.30	(41.76)	to	(41.19)
2007	1,973,683	15.6329	to	22.1685	40,379,528	1.97	1.35	to	2.30	12.79	to	13.89)
2006	1,879,769	13.8036	to	19.5344	33,802,942	1.19	1.35	to	2.30	18.66	to	19.81
2005	1,001,875	11.5856	to	16.3623	15,071,971	1.05	1.35	to	2.30	7.64	to	8.69
2004	427,612	12.5328	to	15.1080	6,081,325	0.84	1.35	to	2.30	15.80	to	16.92
ISC
2008	487,174	6.9846	to	7.0828	3,428,485	5.29	1.35	to	2.10	(31.14)	to	(30.61)
2007[5]	211,989	10.1431	to	10.2071	2,157,064	2.63	1.35	to	2.10	1.43	to	2.07

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
		Unit Value				Investment	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

FVS
2008	158,373	$ 8.3413	to	$12.6935	1,856,955	1.21%	1.35%	to	2.10%	(34.43)%	to	(33.93)%
2007	131,552	12.6498	to	19.2795	2,337,163	0.62	1.35	to	2.10	(4.44)	to	(3.71)
2006	83,668	13.1634	to	20.0930	1,557,788	0.57	1.35	to	2.10	14.53	to	15.41
2005	22,483	14.4076	to	17.4724	373,043	0.75	1.35	to	2.10	6.49	to	7.30
2004	15,053	13.4815	to	16.3410	233,988	0.17	1.35	to	2.10	21.14	to	22.07
SIC
2008	38,843	8.9508	to	9.0765	350,585	7.41	1.35	to	2.10	(13.11)	to	(12.44)
2007 [5]	10,791	10.3226	to	10.3659	111,479	0.12	1.35	to	1.85	3.23	to	3.66
LRE
2008 [4]	92,147	5.4849	to	5.5168	507,063	5.71	1.35	to	2.05	(45.15)	to	(44.83)
LAV
2008	261,570	9.3501	to	10.4851	2,685,393	0.52	1.35	to	2.05	(30.14)	to	(29.64)
2007	261,718	13.2883	to	14.9014	3,841,385	0.61	1.35	to	2.05	4.52	to	5.27
2006	150,701	12.6227	to	14.1549	2,108,884	1.04	1.35	to	2.05	12.30	to	13.10
2005	8,046	12.3723	to	12.5157	100,042	0.31	1.35	to	1.90	4.93	to	5.51
2004 [7]	9,342	11.7915	to	11.8363	110,302	1.13	1.55	to	1.90	13.51	to	13.91
LA1
2008	2,919,007	7.7380	to	10.6414	28,138,558	1.58	1.35	to	2.30	(37.89)	to	(37.28)
2007	2,576,966	12.4077	to	17.0283	39,814,143	1.54	1.35	to	2.30	1.05	to	2.03
2006	1,532,748	12.2289	to	16.7486	23,227,656	1.65	1.35	to	2.30	14.58	to	15.69
2005	879,242	10.6290	to	14.5279	11,598,746	1.26	1.35	to	2.30	0.88	to	1.86
2004	512,793	12.0678	to	14.3137	6,850,031	1.58	1.35	to	2.30	10.06	to	11.13
LA9
2008	409,487	8.5436	to	8.9733	3,599,608	-	1.35	to	2.30	(39.67)	to	(39.08)
2007	403,002	14.0990	to	14.7298	5,837,976	-	1.35	to	2.30	18.48	to	19.64
2006	373,528	11.8271	to	12.3122	4,539,464	-	1.35	to	2.30	5.42	to	6.44
2005	159,566	11.1508	to	11.5672	1,830,266	-	1.35	to	2.30	2.22	to	3.21
2004 [7]	55,012	11.0919	to	11.2069	613,360	-	1.35	to	2.30	8.67	to	9.73
LA2
2008	478,385	7.4904	to	10.5805	4,763,791	1.37	1.35	to	2.25	(40.73)	to	(40.18)
2007	449,323	12.4858	to	17.7501	7,495,837	0.50	1.35	to	2.25	(1.69)	to	(0.78)
2006	310,865	12.6555	to	17.9544	5,225,336	0.73	1.35	to	2.25	9.71	to	10.72
2005	133,865	11.4941	to	16.2736	2,020,469	0.54	1.35	to	2.25	5.79	to	6.76
2004	101,211	13.3052	to	15.2966	1,468,192	0.66	1.35	to	2.30	21.18	to	22.36
MF7
2008	63,945	9.5144	to	11.1375	652,770	6.84	1.35	to	2.10	(12.65)	to	(11.97)
2007	60,348	10.8861	to	12.6653	702,249	5.69	1.35	to	2.10	1.10	to	1.88
2006	46,224	10.7620	to	12.4442	540,557	6.24	1.35	to	2.10	2.67	to	3.46
2005	47,319	10.4763	to	12.0404	541,384	5.82	1.35	to	2.10	(0.54)	to	0.22
2004	46,528	10.5273	to	12.0256	537,499	5.96	1.35	to	2.10	3.68	to	4.48

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31				For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
BDS
2008	94,442	$13.0447			$1,231,976	7.08%	1.40%			(11.77)%
2007	119,260	14.7852			1,763,282	6.13	1.40			2.09
2006	140,433	14.4822			2,033,786	6.15	1.40			3.75
2005	163,530	13.9589			2,282,719	6.18	1.40			0.35
2004	187,739	13.9100			2,610,710	6.30	1.35	to	2.10	4.78
MFD
2008	22,542	7.2291	to	9.0571	164,596	0.16	1.45	to	1.90	(38.42)	to	(38.14)
2007	18,362	11.7033	to	14.6777	216,634	-	1.45	to	1.90	8.81	to	9.31
2006	18,751	10.7230	to	13.4621	202,570	-	1.45	to	1.90	4.04	to	4.52
2005	18,561	10.2749	to	12.9125	192,046	0.39	1.45	to	1.90	(1.27)	to	(0.82)
2004	17,339	10.3757	to	13.0524	181,148	-	1.45	to	1.90	8.67	to	9.17
CAS
2008	592,830	9.5842	to	14.4171	6,699,709	0.51	1.40			(37.90)
2007	715,773	15.4329	to	23.2151	12,878,546	0.20	1.40			9.60
2006	909,349	14.0817	to	21.1825	14,906,513	0.21	1.40			4.91
2005	1,225,268	13.4231	to	20.1918	19,137,284	0.64	1.40			(0.47)
2004	1,218,785	13.4868	to	20.2878	19,138,943	0.06	1.60	to	1.95	9.48
MFF
2008	62,697	8.7848	to	11.3113	612,961	-	1.35	to	1.90	(38.72)	to	(38.38)
2007	60,959	14.2920	to	18.4211	968,486	-	1.35	to	1.90	18.69	to	19.36
2006	60,203	12.0046	to	15.4885	802,950	-	1.35	to	1.90	5.66	to	6.25
2005	21,068	11.3274	to	14.6297	262,983	-	1.35	to	1.90	6.84	to	7.43
2004	10,936	10.5705	to	13.6659	124,762	-	1.45	to	1.90	10.81	to	11.32
EGS
2008	308,536	11.9043			3,697,723	0.25	1.40			(38.20)
2007	360,581	19.2631			6,996,743	-	1.40			19.56
2006	473,820	16.1111			7,685,740	-	1.40			6.53
2005	610,176	15.1231			9,280,671	-	1.40			7.64
2004	773,079	14.0503			10,926,938	-	1.40			11.67
EM1
2008	94,335	8.3193	to	17.1097	808,994	0.90	1.35	to	2.05	(56.12)	to	(55.80)
2007	37,711	18.9582	to	39.1581	777,561	1.89	1.35	to	2.05	32.49	to	33.44
2006	38,560	14.3089	to	29.3743	629,654	0.61	1.35	to	2.05	27.24	to	28.15
2005	6,181	22.8109	to	22.9454	141,368	0.52	1.45	to	1.60	34.27	to	34.47
2004	5,451	16.9889	to	17.0632	92,805	0.91	1.45	to	1.60	24.85	to	25.04
EME
2008	41,953	12.6153			557,523	1.44	1.40			(55.71)
2007	70,432	28.4864			2,073,438	1.99	1.40			33.78
2006	71,767	21.2942			1,580,969	1.15	1.40			28.37
2005	84,999	16.5879			1,453,126	0.67	1.40			34.88
2004	53,476	12.2981			691,507	1.01	1.40			25.42

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31				For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
GG1
2008	2,968	$ 15.9120	to	$16.0792	$ 47,261	8.87%	1.45%	to	1.60%	8.36%	to	8.52%
2007	2,138	14.6846	to	14.8163	31,418	1.71	1.45	to	1.60	6.74	to	6.90
2006	2,138	13.7580	to	13.8601	29,430	-	1.45	to	1.60	3.03	to	3.19
2005	441	13.3529			5,888	9.56	1.60			(8.97)
2004	770	14.6689			11,287	9.70	1.60			8.04
GGS
2008	51,959	16.7428	to	20.4513	981,022	8.30	1.40			8.88
2007	48,239	15.3769	to	18.7828	853,868	2.16	1.40			7.19
2006	64,809	14.3451	to	17.5226	1,065,979	-	1.40			3.52
2005	81,491	13.8573	to	16.9267	1,283,646	10.46	1.40			(8.48)
2004	100,431	15.1418	to	18.4956	1,721,361	12.70	1.40			8.54
GG2
2008	6,024	10.5898	to	12.2608	68,004	0.73	1.45	to	1.85	(40.20)	to	(39.96)
2007	6,553	17.6636	to	20.4717	122,365	1.40	1.45	to	1.85	10.94	to	11.39
2006	5,621	15.8817	to	18.4253	95,514	0.33	1.45	to	1.85	14.85	to	15.31
2005	4,395	13.7937	to	16.0191	63,039	0.23	1.45	to	1.85	7.71	to	8.15
2004	3,372	12.7739	to	14.8498	44,815	0.31	1.45	to	1.85	13.27	to	13.73
GGR
2008	155,206	15.3345	to	18.0065	2,591,851	1.08	1.40			(39.78)
2007	194,119	25.4645	to	29.9015	5,345,880	1.74	1.40			11.70
2006	249,630	22.7970	to	26.7693	6,142,169	0.56	1.40			15.76
2005	304,648	19.6936	to	23.1251	6,475,959	0.48	1.40			8.52
2004	374,143	18.1476	to	21.3097	7,278,975	0.48	1.40			14.01
GT2
2008	6,693	14.5731	to	14.7262	97,717	7.47	1.45	to	1.60	(16.94)	to	(16.82)
2007	18,720	17.5458	to	17.7031	330,653	2.01	1.45	to	1.60	6.88	to	7.04
2006	20,819	16.4169	to	16.5387	343,718	0.65	1.45	to	1.60	15.04	to	15.22
2005	20,792	14.2701	to	14.3542	297,996	3.80	1.45	to	1.60	1.89	to	2.04
2004	20,779	14.0056	to	14.0668	292,001	2.38	1.45	to	1.60	15.00	to	15.18
GTR
2008	139,788	20.4242			2,941,214	5.61	1.40			(16.59)
2007	171,467	24.4873			4,316,036	2.25	1.40			7.36
2006	199,822	22.8092			4,681,251	0.93	1.40			15.66
2005	237,423	19.7207			4,797,953	4.38	1.40			2.33
2004	275,475	19.2709			5,433,092	2.58	1.40			15.50
MFK
2008	1,364,515	11.0966	to	12.5561	15,897,414	5.02	1.35	to	2.30	5.80	to	6.83
2007	1,756,262	10.4885	to	11.7653	19,201,897	4.67	1.35	to	2.30	4.44	to	5.46
2006	1,517,021	10.0430	to	11.1680	15,792,156	4.26	1.35	to	2.30	1.10	to	2.08
2005	899,358	9.9338	to	10.9515	9,243,056	4.10	1.35	to	2.30	(0.33)	to	0.63
2004	551,828	9.9670	to	10.8936	5,688,851	4.60	1.35	to	2.30	1.16	to	2.15

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31				For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
GSS
2008	302,995	$ 17.3694	to	$19.7322	$ 5,513,566	5.47%	1.40%			7.04%
2007	295,903	16.2264	to	18.4338	5,050,410	5.13	1.40			5.69
2006	348,231	15.3527	to	17.4413	5,627,620	5.17	1.40			2.26
2005	462,759	15.0138	to	17.0563	7,297,597	4.83	1.40			0.89
2004	593,930	14.8808	to	16.9051	9,252,213	5.79	1.40			2.32
MFC
2008	568,577	7.5053	to	10.1775	5,052,870	8.96	1.35	to	2.30	(31.27)	to	(30.60)
2007	493,122	10.8750	to	14.7167	6,325,629	6.57	1.35	to	2.30	(0.79)	to	0.18
2006	339,595	10.9162	to	14.7423	4,385,147	7.18	1.35	to	2.30	7.52	to	8.56
2005	203,374	10.1115	to	13.6278	2,467,430	7.69	1.35	to	2.30	(0.40)	to	0.56
2004	115,049	11.1322	to	13.5996	1,435,092	6.12	1.35	to	2.30	6.85	to	7.89
HYS
2008	203,091	11.4311	to	14.4576	2,413,662	9.30	1.40			(30.64)
2007	261,413	16.4803	to	20.8436	4,462,910	7.50	1.40			0.51
2006	319,944	16.3964	to	20.7375	5,415,379	8.43	1.40			8.87
2005	410,540	15.0602	to	19.0475	6,386,367	8.70	1.40			0.79
2004	587,434	14.9426	to	18.8988	9,104,555	8.07	1.40			8.03
IG1
2008	38,902	6.9343	to	13.8392	308,784	1.14	1.35	to	1.90	(41.11)	to	(40.77)
2007	14,989	11.7937	to	23.3903	243,040	1.07	1.35	to	1.70	14.40	to	18.28
2006	7,161	20.2653	to	20.4157	145,515	0.42	1.45	to	1.60	23.75	to	23.94
2005	3,758	16.3762	to	16.4727	61,815	0.70	1.45	to	1.60	12.80	to	12.97
2004	3,964	14.5186	to	14.5820	57,748	0.37	1.45	to	1.60	16.68	to	16.86
IGS
2008	68,275	12.6849			923,284	1.41	1.40			(40.66)
2007	90,396	21.3763			2,033,967	1.44	1.40			14.97
2006	111,077	18.5935			2,158,483	0.69	1.40			24.31
2005	113,047	14.9579			1,769,881	0.99	1.40			13.33
2004	125,684	13.1987			1,731,653	0.57	1.40			17.29
MI1
2008	1,579,893	7.2744	to	16.3680	11,642,439	0.93	1.35	to	2.05	(32.98)	to	(32.50)
2007	1,146,536	10.8548	to	24.2747	12,600,875	0.70	1.35	to	2.05	5.31	to	9.19
2006	11,832	22.8449	to	23.0144	270,322	0.85	1.45	to	1.60	26.90	to	27.09
2005	6,616	18.0029			119,127	0.99	1.60	to	1.60	13.10
2004	7,212	15.9177			114,798	0.68	1.60			25.69
MII
2008	91,682	19.3023			1,800,224	1.03	1.40			(32.36)
2007	114,390	28.5372			3,320,814	1.67	1.40			5.86
2006	153,740	26.9574			4,209,572	1.20	1.40			27.45
2005	155,225	21.1517			3,341,909	1.12	1.40			13.63
2004	145,667	18.6144			2,773,078	0.78	1.40			26.25

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31				For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
M1B
2008	128,863	$ 7.3335	to	$ 8.8122	$ 1,098,381	0.35%	1.35%	to	2.30%	(38.80)%	to	(38.20)%
2007	140,983	11.8970	to	14.3104	1,935,894	0.09	1.35	to	2.30	8.69	to	9.75
2006	70,637	10.8673	to	13.0852	871,164	-	1.35	to	2.10	5.16	to	5.97
2005	64,029	10.2812	to	12.3920	744,927	0.29	1.35	to	2.10	1.97	to	2.75
2004	65,643	10.0311	to	12.1028	741,052	-	1.35	to	2.10	7.05	to	7.88
MIS
2008	322,302	5.9857			1,997,170	0.64	1.40			(38.09)
2007	377,508	9.6680			3,776,044	0.37	1.40			9.98
2006	449,020	8.7905			4,003,180	0.10	1.40			6.18
2005	555,446	8.2786			4,661,601	0.53	1.40			2.94
2004	674,360	8.0426			5,496,754	0.07	1.60			8.09
MFL
2008	1,400,452	8.1070	to	9.8708	13,288,205	1.22	1.35	to	2.30	(36.62)	to	(36.00)
2007	1,433,097	12.7390	to	15.4788	21,338,839	0.98	1.35	to	2.30	3.25	to	4.26
2006	1,209,614	12.2878	to	14.9001	17,302,391	0.54	1.35	to	2.30	10.45	to	11.52
2005	544,820	11.0803	to	13.4086	7,009,985	0.70	1.35	to	2.30	4.96	to	5.97
2004	31,545	10.7944	to	12.6977	358,773	0.75	1.35	to	1.90	9.61	to	10.23
MIT
2008	715,060	12.7952	to	18.9118	9,988,407	1.55	1.40			(35.85)
2007	903,166	19.9466	to	29.4818	19,620,780	1.19	1.40			4.48
2006	1,155,740	19.0915	to	28.2180	23,913,037	0.84	1.40			11.74
2005	1,453,559	17.0852	to	25.2526	26,911,091	0.98	1.40			6.22
2004	1,820,277	16.0844	to	23.7734	31,632,895	1.06	1.40			10.44
MC1
2008	29,479	4.9691	to	7.8460	205,605	-	1.35	to	2.10	(52.46)	to	(52.09)
2007	27,234	10.3989	to	16.4361	393,908	-	1.35	to	2.10	7.27	to	8.10
2006	30,485	9.6444	to	15.2590	410,801	-	1.35	to	2.10	0.05	to	0.82
2005	28,801	9.5902	to	15.1887	392,453	-	1.35	to	2.30	0.42	to	1.39
2004	35,363	9.4823	to	15.0330	470,521	-	1.35	to	2.30	11.65	to	12.74
MCV
2008	35,805	7.9902	to	10.1931	336,686	1.07	1.35	to	2.10	(43.54)	to	(43.10)
2007	31,942	14.0786	to	17.9783	535,584	0.49	1.35	to	2.10	(0.54)	to	0.23
2006	34,580	14.0824	to	18.0015	581,456	-	1.35	to	2.10	8.69	to	9.52
2005	28,705	12.8913	to	16.4956	450,271	-	1.35	to	2.30	4.94	to	5.96
2004	33,452	12.1975	to	15.6236	494,325	-	1.35	to	2.30	18.94	to	20.10
MM1
2008	1,239,881	10.0591	to	10.7774	12,927,118	1.77	1.35	to	2.30	(0.55)	to	0.42
2007	1,348,108	10.1145	to	10.7321	14,041,708	4.45	1.35	to	2.30	2.17	to	3.17
2006	947,627	9.8887	to	10.4025	9,594,701	4.26	1.35	to	2.30	1.94	to	2.93
2005	612,159	9.6807	to	10.1065	6,032,904	2.53	1.35	to	2.30	0.11	to	1.08
2004	384,369	9.6501	to	9.9033	3,749,415	-	1.35	to	2.30	(1.75)	to	(0.79)

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31				For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
MMS
2008	521,301	$ 12.8482	to	$14.0986	$ 6,920,099	1.96%	1.40%			0.62%
2007	414,830	12.7685	to	14.0112	5,449,053	4.78	1.40			3.39
2006	364,429	12.3493	to	13.5512	4,647,442	4.56	1.40			3.15
2005	455,219	11.9717	to	13.1369	5,662,703	2.66	1.40			1.31
2004	611,796	11.8175	to	12.9676	7,539,180	0.79	1.40			(0.57)
M1A
2008	728,384	6.9890	to	9.2245	6,132,451	-	1.35	to	2.30	(41.16)	to	(40.58)
2007	707,841	11.7924	to	15.5804	10,052,210	-	1.35	to	2.30	(0.09)	to	0.89
2006	598,957	11.7184	to	15.4984	8,423,548	-	1.35	to	2.30	10.31	to	11.38
2005	308,542	10.5482	to	13.9648	3,866,178	-	1.35	to	2.30	2.55	to	3.54
2004	124,003	10.2130	to	13.5348	1,497,825	-	1.35	to	2.30	4.74	to	5.77
NWD
2008	61,628	9.6008			612,055	-	1.40			(40.41)
2007	84,135	16.1116			1,391,675	-	1.40			1.13
2006	123,585	15.9308			2,006,553	-	1.40			11.61
2005	137,801	14.2734			1,998,705	-	1.40			3.76
2004	208,136	13.7565			2,896,003	-	1.40			6.00
RE1
2008	17,250	8.8588	to	10.6918	169,033	0.36	1.45	to	2.05	(37.87)	to	(37.49)
2007	14,849	14.1938	to	17.1481	235,679	0.54	1.45	to	2.05	10.64	to	11.32
2006	10,878	12.7699	to	15.4435	158,872	0.39	1.55	to	1.90	8.23	to	8.61
2005	10,280	11.7631	to	14.1480	127,473	0.35	1.45	to	1.90	5.32	to	6.15
2004	8,838	11.0982	to	13.3891	101,024	-	1.45	to	1.90	13.34	to	13.86
RES
2008	396,342	12.2931			4,893,125	0.67	1.40			(37.31)
2007	494,719	19.6097			9,740,719	0.84	1.40			11.67
2006	634,293	17.5609			11,156,441	0.67	1.40			9.03
2005	824,261	16.1060			13,288,164	0.57	1.40			6.52
2004	1,015,710	15.1201			15,379,310	0.93	1.40			14.23
RG1
2008	36,343	6.4951	to	8.5251	243,846	0.42	1.35	to	2.05	(40.05)	to	(39.62)
2007	28,269	10.8349	to	14.1558	325,240	0.07	1.35	to	2.05	6.66	to	8.99
2006	2,530	13.2717			33,570	0.64	1.60			11.63
2005	3,460	11.8893	to	11.9594	41,298	0.44	1.45	to	1.60	4.69	to	4.85
2004	3,559	11.3565	to	11.4062	40,524	0.47	1.45	to	1.60	12.46	to	12.63
RGS
2008	165,698	10.4046			1,732,359	0.66	1.40			(39.48)
2007	213,003	17.1917			3,676,466	0.33	1.40			7.21
2006	126,961	16.0362			2,050,327	0.64	1.40			12.17
2005	174,420	14.2962			2,507,227	0.70	1.40			5.09
2004	204,453	13.6039			2,805,277	0.67	1.40			13.04

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31				For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
RI1
2008	522,968	$ 9.6189	to	$13.9229	$ 6,787,414	1.48%	1.35%	to	2.30%	(43.92)%	to	(43.38)%
2007	481,311	17.0483	to	24.6766	11,058,472	0.93	1.35	to	2.25	10.26	to	11.28
2006	357,917	15.3754	to	22.2552	7,379,017	0.78	1.35	to	2.25	24.40	to	25.54
2005	171,687	12.2908	to	17.7904	2,823,350	0.53	1.35	to	2.25	13.59	to	14.63
2004	93,242	13.0284	to	15.5751	1,377,925	0.32	1.35	to	2.25	18.23	to	19.32
RIS
2008	56,200	12.4182			697,920	1.75	1.40			(43.28)
2007	78,858	21.8957			1,726,617	1.11	1.40			11.58
2006	87,103	19.6230			1,709,195	1.21	1.40			25.72
2005	97,912	15.6089			1,528,297	0.77	1.40			14.96
2004	95,205	13.5781			1,293,283	0.48	1.40			19.52
SI1
2008	13,401	9.7923	to	11.2957	148,865	7.68	1.45	to	2.10	(15.04)	to	(14.47)
2007	14,084	11.5258	to	13.2075	183,014	5.38	1.45	to	2.10	1.06	to	1.73
2006	16,089	11.4054	to	12.9828	205,987	5.31	1.45	to	2.10	4.22	to	4.91
2005	12,321	10.9434	to	12.3750	150,317	6.76	1.45	to	2.10	(0.52)	to	0.14
2004	10,974	11.0007	to	12.3579	133,793	4.34	1.45	to	2.10	5.56	to	6.26
SIS
2008	95,461	12.2021			1,164,835	8.05	1.40			(14.25)
2007	111,144	14.2304			1,581,623	5.23	1.40			2.05
2006	123,374	13.9445			1,720,388	6.26	1.40			5.24
2005	127,158	13.2500			1,684,849	7.04	1.40			0.49
2004	115,341	13.1860			1,520,896	4.65	1.40			6.55
SVS
2008	5,667	6.7538	to	8.6723	44,704	0.97	1.45	to	1.90	(43.88)	to	(43.62)
2007	6,894	11.9798	to	15.4221	97,779	1.53	1.45	to	1.90	(4.48)	to	(4.04)
2006	7,004	12.4844	to	16.1127	103,723	0.58	1.45	to	1.90	11.77	to	12.28
2005	8,755	11.1193	to	14.3873	117,542	0.81	1.45	to	1.90	(2.60)	to	(2.16)
2004	10,727	11.3182	to	14.7416	140,840	0.26	1.45	to	1.90	15.53	to	16.06
MFJ
2008	5,696,514	8.9825	to	11.1525	58,773,865	3.24	1.35	to	2.30	(23.55)	to	(22.80)
2007	5,914,285	11.7009	to	14.4978	79,496,513	2.68	1.35	to	2.30	1.67	to	2.66
2006	5,424,953	11.4617	to	14.1725	71,318,399	2.57	1.35	to	2.30	9.34	to	10.40
2005	4,829,607	10.4399	to	12.8828	58,024,496	2.20	1.35	to	2.30	0.45	to	1.43
2004	2,463,547	11.4940	to	12.7465	29,877,682	1.94	1.35	to	2.30	8.58	to	9.64
TRS
2008	867,947	17.4549	to	23.1512	16,425,500	3.54	1.40			(22.64)
2007	1,149,982	22.5623	to	29.9254	28,113,159	3.04	1.40			2.87
2006	1,393,409	21.9322	to	29.0896	33,083,819	2.86	1.40			10.68
2005	1,702,854	19.8165	to	26.2834	36,706,948	2.71	1.40			1.60
2004	2,026,951	19.5035	to	25.8684	43,249,220	2.55	1.40			9.93

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31				For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
MFE
2008	168,572	$ 12.5494	to	$21.6569	$ 2,986,350	1.64%	1.35%	to	2.10%	(38.58)%	to	(38.11)%
2007	107,110	20.3479	to	35.1151	3,079,694	1.11	1.35	to	2.10	25.58	to	26.54
2006	76,249	16.1374	to	27.8488	1,771,838	1.81	1.35	to	1.90	29.46	to	30.18
2005	23,573	12.4397	to	21.4676	421,576	0.69	1.35	to	1.90	14.76	to	15.46
2004	13,683	14.7396	to	18.6691	211,362	1.61	1.60	to	1.90	27.54	to	27.93
UTS
2008	190,390	26.6790	to	35.7748	5,460,585	1.91	1.40			(37.94)
2007	232,835	42.9859	to	57.6414	10,702,912	1.38	1.40			26.80
2006	287,598	33.9018	to	45.4603	10,428,555	3.09	1.40			30.46
2005	356,174	25.9861	to	34.8457	9,861,655	0.99	1.40			15.68
2004	388,146	22.4641	to	30.1230	9,297,913	1.99	1.40			28.57
MV1
2008	475,349	9.0668	to	11.8642	5,431,912	1.34	1.35	to	2.30	(34.42)	to	(33.78)
2007	142,427	13.7406	to	17.9799	2,443,804	1.32	1.35	to	2.10	5.40	to	6.21
2006	122,386	12.9834	to	16.9891	1,964,208	1.19	1.35	to	2.10	18.13	to	19.04
2005	106,028	10.9459	to	14.3229	1,436,246	1.14	1.35	to	2.10	4.12	to	4.91
2004	100,522	12.2231	to	13.7009	1,300,778	1.11	1.35	to	2.10	12.76	to	13.62
MVS
2008	228,154	12.3205			2,810,982	2.01	1.40			(33.58)
2007	313,960	18.5488			5,823,456	1.61	1.40			6.43
2006	380,215	17.4286			6,626,533	1.57	1.40			19.29
2005	461,544	14.6101			6,743,170	1.40	1.40			5.13
2004	511,261	13.8973			7,105,118	1.31	1.40			13.92
OBV
2008	24,177	5.6811	to	5.7342	138,063	1.87	1.35	to	1.85	(44.66)	to	(44.38)
2007 [5]	7,452	10.2664	to	10.2923	76,539	-	1.55	to	1.85	2.66	to	2.92
OCA
2008	171,541	6.7897	to	8.5808	1,393,299	-	1.35	to	2.30	(46.92)	to	(46.40)
2007	135,243	12.5517	to	16.0660	2,050,644	0.01	1.35	to	2.30	11.23	to	12.31
2006	143,656	11.2386	to	14.3557	1,943,044	0.17	1.35	to	2.30	5.21	to	6.23
2005	119,613	10.6384	to	13.5615	1,553,023	0.68	1.35	to	2.30	2.46	to	3.45
2004	105,606	11.2637	to	13.1557	1,336,987	0.19	1.35	to	2.30	4.16	to	5.17
OGG
2008	273,507	8.6913	to	9.8729	2,654,691	1.22	1.35	to	2.05	(41.56)	to	(41.14)
2007	229,578	14.6315	to	16.7736	3,793,678	1.01	1.35	to	2.10	3.84	to	4.64
2006	147,390	14.0614	to	16.0296	2,336,311	0.50	1.35	to	2.05	14.96	to	15.78
2005	34,077	12.2124	to	13.8445	465,228	0.48	1.35	to	1.90	11.90	to	12.52
2004 [7]	10,232	12.2305	to	12.3035	125,314	0.50	1.35	to	1.90	16.61	to	17.27

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31				For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
OMG
2008	4,348,582	$ 7.4588	to	$ 9.2374	$ 38,309,707	1.20%	1.35%	to	2.30%	(40.04)%	to	(39.46)%
2007	3,831,297	12.3894	to	15.3123	55,959,424	0.74	1.35	to	2.30	1.74	to	2.74
2006	2,671,731	12.1272	to	14.9576	38,000,053	0.74	1.35	to	2.30	12.13	to	13.21
2005	1,349,644	10.7716	to	13.2587	16,985,237	0.83	1.35	to	2.30	3.32	to	4.32
2004	504,529	11.4234	to	12.7551	6,176,660	0.13	1.35	to	2.30	6.63	to	7.67
OMS
2008	43,123	7.8327	to	11.6859	451,938	0.28	1.35	to	2.30	(39.44)	to	(38.84)
2007	45,278	12.8078	to	19.1768	764,125	0.17	1.35	to	2.10	(3.47)	to	(2.73)
2006	45,827	13.1673	to	19.7857	792,129	0.02	1.35	to	2.10	12.26	to	13.11
2005	18,961	13.5865	to	17.5539	311,642	-	1.35	to	2.10	7.42	to	8.24
2004	8,062	12.6034	to	16.2753	115,669	-	1.35	to	2.10	16.67	to	17.57
PMB
2008	37,492	10.6264	to	17.3159	626,201	6.55	1.35	to	1.90	(16.22)	to	(15.75)
2007	33,841	12.6389	to	20.5534	668,003	5.77	1.35	to	1.90	3.80	to	4.39
2006	27,761	12.1326	to	19.6898	526,080	5.39	1.35	to	1.90	7.21	to	7.80
2005	13,934	17.2965	to	18.2643	249,962	5.39	1.35	to	1.90	8.68	to	9.29
2004 [7]	2,016	15.9144	to	16.6352	32,670	3.71	1.55	to	1.90	9.99	to	10.38
PLD
2008	4,750,913	10.1843	to	10.6962	49,919,791	4.09	1.35	to	2.30	(2.71)	to	(1.76)
2007	6,118,770	10.4683	to	10.8883	65,657,309	4.75	1.35	to	2.30	4.89	to	5.92
2006	3,653,967	9.9799	to	10.2799	37,139,469	4.25	1.35	to	2.30	1.59	to	2.58
2005	1,778,199	9.8235	to	10.0216	17,682,317	2.92	1.35	to	2.30	(1.30)	to	(0.35)
2004 [7]	807,314	9.9532	to	10.0564	8,076,230	1.35	1.35	to	2.30	(0.50)	to	0.47
PRR
2008	575,894	10.0567	to	11.8290	6,291,675	3.52	1.35	to	2.10	(9.01)	to	(8.31)
2007	250,112	11.0076	to	12.9475	2,981,191	4.66	1.35	to	2.05	8.39	to	9.17
2006	214,328	10.1193	to	11.9027	2,353,218	4.23	1.35	to	2.05	(1.34)	to	(0.64)
2005	201,615	10.2208	to	12.0220	2,221,542	2.88	1.35	to	2.05	0.01	to	0.72
2004	86,845	10.7964	to	11.9780	960,293	-	1.35	to	2.05	6.68	to	7.44
PTR
2008	1,665,592	11.2881	to	12.5613	19,781,522	4.50	1.35	to	2.30	2.38	to	3.38
2007	1,294,934	11.0251	to	12.1936	14,911,321	4.78	1.35	to	2.30	6.25	to	7.29
2006	318,132	10.3769	to	11.4062	3,463,992	4.45	1.35	to	2.30	1.47	to	2.45
2005	217,983	10.1738	to	11.1726	2,333,104	3.46	1.35	to	2.30	0.10	to	1.13
2004	144,404	10.2161	to	11.0931	1,551,228	1.91	1.35	to	2.30	2.47	to	3.47
PRA
2008	19,887	9.1997	to	9.3641	184,358	6.19	1.35	to	1.90	(17.45)	to	(16.98)
2007	16,043	11.1562	to	11.2797	179,752	8.62	1.35	to	1.85	6.31	to	6.86
2006	8,418	10.4937	to	10.5558	88,639	7.06	1.35	to	1.85	2.73	to	3.25

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31				For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
PCR
2008	284,403	$ 6.4375	to	$ 6.6383	$ 1,869,803	6.43%	1.35%	to	2.30%	(45.09)%	to	(44.55)%
2007	45,755	11.8281	to	11.9723	543,857	4.66	1.35	to	1.90	20.89	to	21.57
2006 [11]	35,770	9.7845	to	9.8483	350,898	6.37	1.35	to	1.90	(4.94)	to	(4.40)
1XX
2008 [6]	98	9.0136			885	-	1.85			(9.86)
5XX
2008 [6]	11,539	10.2444	to	10.2557	118,255	0.65	1.35	to	1.90	2.44	to	2.56
SVV
2008	561,553	6.4232	to	6.4892	3,620,098	0.73	1.35	to	1.90	(39.11)	to	(38.77)
2007 [5]	86,687	10.5491	to	10.5978	916,005	0.40	1.35	to	1.90	5.49	to	5.98
2XX
2008 [6]	1,844	9.3420			17,229	0.25	1.90			(6.58)
SRE
2008	1,059,263	7.4449	to	8.5432	8,824,033	1.96	1.35	to	2.30	(46.17)	to	(45.64)
2007	781,295	13.7448	to	15.7163	12,014,659	1.28	1.35	to	2.30	(15.34)	to	(14.51)
2006	410,253	16.1358	to	18.3844	7,400,362	1.38	1.35	to	2.30	35.47	to	36.78
2005	214,281	11.8388	to	13.4410	2,842,031	1.44	1.35	to	2.30	6.86	to	7.89
2004 [7]	71,956	12.3482	to	12.4577	892,341		1.35	to	2.30	23.48	to	24.58
SC3
2008	26,647	9.7201	to	12.7026	321,603	2.26	1.35	to	2.30	(46.01)	to	(45.48)
2007	23,761	17.9010	to	23.3818	524,245	1.38	1.35	to	2.30	(15.14)	to	(14.31)
2006	22,799	20.9766	to	27.3850	587,636	1.58	1.35	to	2.30	35.78	to	37.09
2005	31,220	15.3628	to	20.0460	589,534	1.53	1.35	to	2.30	7.16	to	8.19
2004	36,312	14.2570	to	18.5935	637,209	1.72	1.35	to	2.30	30.25	to	31.52
SGC
2008 [4]	3,561	7.0472	to	7.0646	25,126	1.37	1.35	to	1.65	(29.53)	to	(29.35)
S13
2008 [4]	22,370	7.0186	to	7.0506	157,235	1.02	1.35	to	1.90	(29.81)	to	(29.49)
SDC
2008 [4]	216,623	10.1345	to	10.1975	2,204,350	1.30	1.35	to	2.10	1.35	to	1.97
S15
2008 [4]	308,719	10.1308	to	10.1769	3,133,079	1.71	1.35	to	1.90	1.31	to	1.77
7XX
2008 [6]	89,691	10.0846	to	10.0958	904,776	-	1.35	to	1.90	0.85	to	0.96
8XX
2008 [6]	150,438	10.2037	to	10.2109	1,535,364	-	1.55	to	1.90	2.04	to	2.11
6XX
2008 [6]	96,441	9.8868	to	9.8977	954,200	-	1.35	to	1.90	(1.13)	to	(1.02)

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31				For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
IGB
2008	158,302	$ 9.0790	to	$ 9.4941	$ 1,475,183	5.45%	1.35%	to	2.05%	(14.49)%	to	(13.87)%
2007	148,438	10.5116	to	11.0236	1,613,411	5.02	1.35	to	1.90	1.53	to	2.11
2006	60,421	10.3528	to	10.7963	646,258	5.23	1.35	to	1.90	3.15	to	3.73
2005	9,809	10.0366	to	10.4083	100,797	4.53	1.35	to	1.90	(0.19)	to	0.36
2004 [7]	950	10.3370	to	10.3514	9,825	3.80	1.55	to	1.70	3.37	to	3.51
S12
2008 [4]	6,215	7.2236	to	7.2565	45,061	1.30	1.35	to	1.90	(27.76)	to	(27.44)
CMM
2008	137,854	9.9776	to	10.7798	1,411,080	1.35	1.35	to	1.90	(0.22)	to	0.62
2007	2,537	10.5634	to	10.7137	26,876	4.43	1.35	to	1.85	2.67	to	3.19
2006	4,289	10.2888	to	10.3821	44,249	6.76	1.35	to	1.85	2.41	to	2.93
2005 [8]	1,879	10.0463	to	10.0862	18,897	1.54	1.35	to	1.85	0.46	to	0.86
SSA
2008	38,418	7.1580	to	7.4078	278,693	0.53	1.35	to	1.90	(38.35)	to	(38.00)
2007	19,544	11.5867	to	11.9483	230,398	0.66	1.35	to	1.90	(7.86)	to	(7.34)
2006	9,318	12.5498	to	12.8953	119,061	2.20	1.35	to	1.70	17.75	to	18.16
2005 [12]	966	10.6584	to	10.9132	10,453	-	1.35	to	1.70	(2.65)	to	(2.31)
VSC
2008	1,125,312	5.9250	to	6.0027	6,713,412	0.02	1.35	to	2.05	(39.41)	to	(38.98)
2007 [5]	632,134	9.7793	to	9.8370	6,199,697	-	1.35	to	2.05	(2.21)	to	(1.63)
S14
2008 [4]	68,512	8.4824	to	8.5351	583,314	6.59	1.35	to	2.10	(15.18)	to	(14.65)
4XX
2008 [6]	49,619	10.5703	to	10.5820	524,737	0.27	1.35	to	1.90	5.70	to	5.82
S16
2008 [4]	164,549	7.4461	to	7.4894	1,229,121	0.25	1.35	to	2.05	(25.54)	to	(25.11)
LGF
2008	90,132	5.6390	to	5.7240	511,203	-	1.35	to	1.90	(45.36)	to	(45.06)
2007	9,399	10.3211	to	10.4178	97,470	-	1.35	to	1.90	4.74	to	5.33
2006 [9]	1,957	9.8538	to	9.8571	19,289	-	1.85	to	1.90	(1.46)	to	(1.43)
VKU
2008 [4]	449	8.3378	to	8.3378	3,741	3.03	1.70	to	1.70	(16.62)	to	(16.62)
VKM
2008 [4]	4,323	6.2617	to	6.2721	27,111	0.76	1.65	to	1.85	(37.38)	to	(37.28)
VKC
2008 [4]	1,282	6.5274	to	6.5382	8,377	0.89	1.65	to	1.85	(34.73)	to	(34.62)
VLC
2008	137,028	6.1599	to	6.2700	852,813	1.96	1.35	to	2.30	(37.29)	to	(36.67)
2007 [5]	75,897	9.8553	to	9.9008	748,948	-	1.35	to	1.90	(1.45)	to	(0.99)

SUN LIFE (N.Y.) VARIABLE ACCOUNT C (REGATTA)
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31				For the year ended December 31
						Investment
		Unit Value				Income	Expense Ratio			Total Return
	Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]			lowest to highest[3]
WTF
2008	2,435	$ 7.2515	to	$ 7.3924	$ 17,691	-%	1.35%	to	1.85%	(50.01)%	to	(49.75)%
2007	1,918	14.5063	to	14.7127	27,860	-	1.35	to	1.85	7.36	to	7.91
2006	2,020	13.5121	to	13.6344	27,330	0.24	1.35	to	1.85	17.49	to	18.09
2005 [8]	1,554	11.5003	to	11.5458	17,871	-	1.35	to	1.85	15.00	to	15.46

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the Variable Account.  The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

[4]For the period March 10, 2008 (commencement of operations) through December 31, 2008.

[5]For the period March 5, 2007 (commencement of operations) through December 31, 2007.

[6]For the period October 6, 2008 (commencement of operations) through December 31, 2008.

[7]For the period February 2, 2004 (commencement of operations) through December 31, 2004.

[8]For the period April 25, 2005 (commencement of operations) through December 31, 2005.

[9]For the period May 1, 2006 (commencement of operations) through December 31, 2006.

10Commencement of operations was October 31, 2005; first activity in 2006.

11 Commencement of operations was April 25, 2005; first activity in 2006.

12 Commencement of operations was February 2, 2004; first activity in 2005.

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

10. SUBSEQUENT EVENTS

In February 2009, the following Sub-Account substitutions were made:

Sub-Account at December 31, 2008:	Substituted by:
Lord Abbett Series Fund Growth & Income Portfolio Sub-Account	SC Lord Abbett Growth & Income Fund Sub-Account
PIMCO VIT Low Duration Portfolio Sub-Account	SC Goldman Sachs Short Duration Sub-Account
PIMCO VIT Total Return Portfolio Sub-Account	SC PIMCO Total Return Sub-Account

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

Audited:

		1.	Statements of Income, Years Ended December 31, 2008, 2007 and 2006;
		2.	Balance Sheets, December 31, 2008 and 2007;
		3.	Statements of Comprehensive Income, Years Ended December 31, 2008, 2007 and 2006;
		4.	Statements of Stockholder's Equity, Years Ended December 31, 2008, 2007 and 2006;
		5.	Statements of Cash Flows, Years Ended December 31, 2008, 2007 and 2006;
		6.	Notes to Financial Statements; and
		7.	Report of Independent Registered Public Accounting Firm.

	C.	Financial Statements of the Registrant (Part B)

		1.	Statement of Assets and Liabilities, December 31, 2008;
		2.	Statement of Operations, Year Ended December 31, 2008;
		3.	Statements of Changes in Net Assets, Years Ended December 31, 2008 and December 31, 2007;
		4.	Notes to Financial Statements; and
		5.	Report of Independent Registered Public Accounting Firm.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of the Board of Directors of the depositor dated December 3, 1984, authorizing the establishment of the Registrant (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(2)	Not applicable;

(3)(a)
Marketing Coordination Agreement between the Depositor, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(3)(b)
Principal Underwriting Agreement between Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc., dated February 1, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-100475, filed on May 1, 2009);

(3)(c)(i)
Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(3)(c)(ii)
Specimen Broker-Dealer Supervisory and Service Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(3)(c)(iii)
Specimen Broker-Dealer Supervisory and Service Agent Agreement (Type 4) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(3)(d)(i)
Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed on May 21, 2003);

(3)(d)(ii)
Amendment No. 1, dated January 1, 2002, to the Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on From N-4, File No. 333-119151, filed on May 2, 2005);

(4)(a)
Specimen Flexible Payment Deferred Combination Variable and Fixed Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-107983, filed on August 14, 2003);

(4)(b)
Specimen Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(4)(c)
Specimen Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005);

(4)(d)
Specimen Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006);

(4)(e)
Specimen Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(f)
Specimen Retirement Asset Protector Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(g)
Specimen Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, File No. 333-107983, filed on February 28, 2008);

(4)(h)
Specimen Retirement Income Escalator II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 333-107983, filed on July 29, 2008);

(4)(i)
Specimen Income ON Demand II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 333-107983, filed on July 29, 2008);

(4)(j)
Specimen Income ON Demand II Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 333-107983, filed on July 29, 2008);

(4)(k)
Specimen Income ON Demand II Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 333-107983, filed on July 29, 2008);

(5)
Specimen Application used with the variable annuity contract filed as Exhibit (4)(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-107983, filed on August 14, 2003);

(6)	Charter and By-Laws of the Depositor (Incorporated herein by reference to the Depositor's Quarterly Report on Form 10-Q, File No. 333-01079, filed on May 14, 2004);

(7)	Not Applicable;

(8)(a)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(b)
Participation Agreement dated April 17, 2000 by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Insurance and Annuity Company of New York on behalf of itself and its separate accounts, and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-4, File No. 333-67864, filed on November 6, 2002);

(8)(c)
Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005)

(8)(d)
Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(e)
Amended and Restated Participation Agreement dated September 1, 2004 among Variable Insurance Products Funds, Fidelity Distributors Corporation and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed on May 2, 2005);

(8)(f)
Participation Agreement dated September 1, 2001 by and among Sun Life Insurance and Annuity Company of New York, Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-67864, filed on November 6, 2002);

(8)(g)
Participation Agreement dated February 17, 1998 by and among Lord Abbett Series Fund Inc., Lord Abbett & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-67864, filed on November 6, 2002);

(8)(h)
Participation Agreement dated September 16, 2002 by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(i)
Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(j)
Participation Agreement by and among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(k)
Participation Agreement among MFS Variable Insurance Trust, Sun Life Insurance and Annuity Company of New York, on behalf of itself and its Separate Accounts, and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102274, filed on December 31, 2002);

(8)(l)
Participation Agreement among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102274, filed on December 31, 2002);

(8)(m)
Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(n)
Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(o)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(p)
Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (NY) Variable Account D on Form N-6, File No. 333-105438, filed on May 2, 2005);

(8)(q)
Participation Agreement, dated May 1, 2004, by and among Sun Life Insurance and Annuity Company of New York, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life (NY) Variable Account J on Form N-6, File No. 333-136435, filed on January 18, 2007);

(8)(r)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(8)(r)(1)
Amendment 1, dated October 1, 2006, to the Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment 1 to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit 15b, File No. 333-136435, filed with the Securities and Exchange Commission on April 27, 2007.)

(9)	Opinion and Consent of Counsel as to legality of securities being registered and Consent to its use;*

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(11)	None;

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-05037, filed on April 27, 1998);

(14)	Not Applicable

(15)(a)	Powers of Attorney (Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, File No. 333-107983, filed on February 27, 2009);

(15)(b)
Resolution of the Board of Directors of the depositor dated March 26, 2008, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, File No. 333-107983, filed on February 27, 2009);

(16)
Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on February 27, 2009)

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address*	Positions and Offices With Depositor

Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director
John T. Donnelly Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary and Director
Leila Heckman Bear Stearns Asset Management 383 Madison Avenue New York, NY 10179	Director
Donald B. Henderson, Jr. Dewey & LeBoeuf LLP 125 West 55th Street New York, NY 10019	Director
Michael K. Moran Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Peter R. O'Flinn 344 Cream Hill Road West Cornwall, CT 06796	Director
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S. and Director
Barbara Z. Shattuck Shattuck Hammond Partners LLC 630 Fifth Avenue, Suite 2950 New York, NY 10019	Director
Michael E. Shunney Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Manager, Employee Benefits Group
David K. Stevenson 47 Village Avenue, Unit 301 Dedham, MA 02026	Director
Janet V. Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Manager, Individual Life Insurance
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing
Maura E. Slattery Machold Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, Sun Life Financial Distributors
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Insurance and Annuity Company of New York, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F, File No. 333-83516, filed February 27, 2009.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Insurance and Annuity Company of New York.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2009 there were 725 qualified and 586 non-qualified Contracts issued and outstanding.

Item 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Insurance and Annuity Company of New York pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (N.Y.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (N.Y.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (N.Y.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (N.Y.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, I, and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, D, J, and N and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Terrance J. Mullen	President
	Scott M. Davis	Director
	Ronald H. Friesen	Director
	Michael S. Bloom	Secretary
	Ann B. Teixeira	Assistant Vice President, Compliance
	Kathleen T. Baron	Chief Compliance Officer
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Alyssa Gair	Assistant Secretary
	Michelle D'Albero	Counsel
	Matthew S. MacMillen	Tax Officer

*The principal business address of all directors and officers of the principal underwriter, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Insurance and Annuity Company of New York, in whole or in part, at its Home Office at 60 East 42nd Street, Suite 1115, New York, New York 10165, at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life (N.Y.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 27th day of April, 2009.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C
(Registrant)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Depositor)

By: /s/ Westley V. Thompson
Westley V. Thompson
President, SLF U.S.

Attest:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President
and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Insurance and Annuity Company of New York, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson	President, SLF U.S. and Director	April 27, 2009
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen	Vice President and Chief Financial Officer and	April 27, 2009
Ronald H. Friesen	Treasurer and Director
(Principal Financial Officer)

/s/ Douglas C. Miller	Vice President and Controller	April 27, 2009
Douglas C. Miller	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 27, 2009
Sandra M. DaDalt	Donald B. Henderson, Jr., Director
Peter R. O'Flinn, Director
David K. Stevenson, Director
Leila Heckman, Director
Barbara Z. Shattuck, Director
Scott M. Davis, Director
John T. Donnelly, Director
Keith Gubbay, Director
Michael K. Moran, Director
Michael E. Shunney, Director
Janet V. Whitehouse, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, File No. 333-107983, filed on February 27, 2009). Powers of attorney are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, File No. 333-107983, filed on February 27, 2009.

EXHIBITS

(9)	Opinion and Consent of Counsel as to legality of securities being registered

(10)(a)	Consent of Independent Registered Public Accounting Firm